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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act File Number:
                                    811-08319

                               ING Partners, Inc.
               (Exact Name of Registrant as Specified in Charter)

                               151 Farmington Ave
                               Hartford, CT 06156
               (Address of Principal Executive Offices)(Zip Code)

                             John M. DelPrete, Esq.
                         Investors Bank & Trust Company
                              200 Clarendon Street
                                Boston, MA 02116
                     (Name and Address of Agent for Service)

               Registrant's Telephone Number, including Area Code:
                                  860-723-2241

                   Date of Fiscal Year End: December 31, 2004

                     Date of Reporting Period: June 30, 2004

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ITEM 1. REPORTS TO STOCKHOLDERS.

     (Semi-Annual Report for the period January 1, 2004 through June 30, 2004 is filed herewith)
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                               PRESIDENT'S LETTER

[PHOTO OF JAMES M. HENNESSY]

JAMES M. HENNESSY

Dear Shareholder,

The past year has been unpredictable for investors. Strong growth in the overall economy coupled with questions concerning mutual fund trading practices have challenged investors.

In general, economic activity has continued to increase, with the growth being widespread. Personal consumption of goods and services is leading the recovery supported by corporate purchases of equipment and software and by Government spending on defense. Worries of possible interest rate increases, worsening global turmoil and increasing oil prices have reduced the gains the market realized in the first few months of 2004.

However, investors remain steadfast as nearly each of the last six months has seen an overall increase in assets invested in mutual funds despite continuing investigations into late trading and market timing issues at some of the largest and most respected financial services companies in the country.

You should have received a letter from Thomas J. McInerney, the Chief Executive Officer of ING U.S. Financial Services, which provided information about the internal review ING management conducted regarding trading practices in ING mutual fund products. If you did not receive a copy of the letter, please contact Investor Services at 1-800-992-0180 and we will provide you with a copy.

I wish to thank you on behalf of everyone here at ING Funds for your continued confidence. We look forward to helping you meet your investment goals in the future.

Sincerely,


/s/ James M. Hennessy
James M. Hennessy
President
ING Funds
July 19, 2004

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MARKET PERSPECTIVE: SIX MONTHS ENDED JUNE 30, 2004

OVERVIEW

Perhaps it was inevitable that the markets should be a little neurotic after the heady gains of 2003. But whatever the reasons, investors in 2004 alternately cheered and fretted over the developing economic outlook, sending markets up, down and up again before ending the first six months of 2004 with modest and distinctly fragile gains.

At first the worry was the so-called jobless recovery, then half way through the six-month period a very strong U.S. employment report was released. The report generated euphoria until people realized that as the job market tightens, inflation picks up and rising interest rates were likely not far away. Investors took comfort from Federal Open Market Committee ("FOMC") Chairman Greenspan's soothing advice that the rebound in interest rates would be "measured". But as the six months ended June 30, 2004 drew to a close, attention switched nervously to the impending U.S. earnings season and the strong possibility that the splendid results of the last few quarters would likely not be maintained.

GLOBAL EQUITIES managed a 3.52% return, net of withholding tax on dividends, for the six months ended June 30, 2004 according to the Morgan Stanley Capital International ("MSCI") World Index(1) in dollars, after peaking on average in mid February and spending much of May in negative territory.

Among CURRENCIES, the euro reached a post launch record also in mid February before retreating and ending about 3.0% lower for the six months ended June 30, 2004. The British pound ended the six months 2.0% higher against the dollar, as the Bank of England became the first of the major central banks to raise interest rates. The yen lost approximately 1.5%, ironically after the Bank of Japan stopped buying dollars to keep the yen weak, spending a staggering $144 billion in the first quarter of 2004 to do so.

FIXED INCOME MARKET

U.S. FIXED INCOME classes started 2004 as they had ended 2003. Disappointing jobs reports, together with stubbornly high new unemployment claims, suggested continuing weakness, and gave bond investors a solid first quarter of gains. That all changed on the first Friday in April 2004, with the very bullish U.S. employment report. Investment grade bonds unsurprisingly bore the brunt of fears that a new cycle of rising interest rates from multi-decade low levels was about to start. For the six months ended June 30, 2004, the Lehman Brothers Aggregate Bond Index(2) of investment grade bonds returned a tiny 0.16%. The Lehman Brothers Corporate Index(3) component and the Lehman Brothers Treasury Bond Index(4) fell by 0.26% and 0.20%, respectively. Ten-year Treasury yields rose by 36 basis points to 4.62%, passing through rates not seen in nearly two years. Yields on 90-day Treasury Bills rose 39 basis points to 1.3%, emphatically breaching the 1.0% level, a rate above which they had not closed since June 9, 2003. High yield bonds did better, the Lehman Brothers U.S. Corporate High Bond Yield Index(5) hung on to return 1.35% for the six-month period.

DOMESTIC EQUITY MARKET

The U.S. EQUITIES market rose 3.44% in the six months ended June 30, 2004, based on the Standard & Poor's ("S&P") 500 Index(6) including dividends. This implies a price-to-earnings (P/E) level of just over 17 times 2004 earnings. Three strong employment reports in the second quarter of 2004 were welcomed, but all was not in harmony. For while successive, upbeat economic statistics sang of good economic times, there was also a steady drumbeat of evidence that inflation was picking up. The Federal Funds rate at just 1.0% meant that real interest rates were becoming ever more negative at the same time, while the economy was growing at over 4.0%. With labor markets tightening and oil prices breaking above $40 per barrel, this appears to be an increasingly unstable situation. Meanwhile, the FOMC took almost the entire second quarter of 2004 before increasing the Federal Funds rate to 1.25% on June 30, 2004. However, in the week before the increase, the wind seemed to shift again. First quarter of 2004 gross domestic product ("GDP") growth was revised down to 3.9%, durable goods orders fell, and retailers and auto companies complained of slack sales. On the day the FOMC raised rates, the Chicago Purchasing Managers' Index(7) had its largest monthly drop in 30 years. Perhaps Greenspan's "measured" policy was right, but perhaps something else was wrong. The first

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half of 2004 ended, with investors again nervously awaiting the employment report two days later.

INTERNATIONAL MARKETS

Most INTERNATIONAL MARKETS eked out similarly modest gains for the six months ended June 30, 2004, but JAPAN was the star, rising 10.73% in dollars according to the MSCI Japan Index(8). Sentiment was encouraged by first quarter GDP growth, reported at a surprisingly strong 6.1% annualized, suggesting that the world's second largest economy was at last emerging from its slump of more than a decade.

EUROPEAN EX UK MARKETS gained 2.88% in dollars in the six months ended June 30, 2004, according to the MSCI Europe ex UK Index(9). Buoyant exports were about the only good news, as domestic demand still languished under unemployment of 9.0%. Still, these markets look relatively cheap.

Finally the UK market rose 3.32% in dollars during the first six months of 2004, based on the MSCI UK Index(10). The economy appears to be strong, but the troubling imbalances of an over-indebted consumer and a housing price bubble led to three interest rate increases by the Bank of England, with more likely on the way.

(1) The MSCI WORLD INDEX reflects the stock markets of 22 countries, including the United States, Europe, Canada, Australia, New Zealand and the Far East - comprising approximately 1,500 securities - with values expressed in U.S. dollars.

(2) The LEHMAN BROTHERS AGGREGATE BOND INDEX is composed of securities from the Lehman Brothers Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(3) The LEHMAN BROTHERS CORPORATE INDEX includes all publicly issued, fixed-rate, nonconvertible, dollar-denominated, SEC-registered, investment-grade corporate debt.

(4) The LEHMAN BROTHERS TREASURY BOND INDEX (U.S. Dollars) is composed of all bonds covered by the Lehman Brothers Aggregate Bond Index with maturities of 10 years or greater. Total return comprises price appreciation/depreciation and income as a percentage of the original investment.

(5) The LEHMAN BROTHERS U.S. CORPORATE HIGH YIELD BOND INDEX is generally representative of corporate bonds rated below investment-grade.

(6) The S&P 500 INDEX is a capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

(7) The CHICAGO PURCHASING MANAGERS' INDEX measures manufacturing activity in the industrial Midwest.

(8) The MSCI JAPAN INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

(9) The MSCI EUROPE EX UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

(10) The MSCI UK INDEX is a free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

ALL INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST DIRECTLY IN AN INDEX.

THE PERFORMANCE UPDATE ILLUSTRATES PERFORMANCE FOR A VARIABLE INVESTMENT OPTION AVAILABLE THROUGH A VARIABLE ANNUITY CONTRACT AND/OR A VARIABLE UNIVERSAL LIFE POLICY. THE PERFORMANCE SHOWN INDICATES PAST PERFORMANCE AND IS NOT A PROJECTION OR PREDICTION OF FUTURE RESULTS. ACTUAL INVESTMENT RETURNS AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES AND/OR UNITS, AT REDEMPTION, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THE PORTFOLIOS' PERFORMANCE IS SUBJECT TO CHANGE SINCE THE PERIOD'S END AND MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA SHOWN. FOR VARIABLE ANNUITY CONTRACTS, PLEASE CALL (800) 366-0066 TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END. FOR VARIABLE UNIVERSAL LIFE POLICIES, PLEASE LOG ON TO www.ing.com/us TO GET PERFORMANCE THROUGH THE MOST RECENT MONTH END.

MARKET PERSPECTIVE REFLECTS THE VIEWS OF THE CHIEF INVESTMENT RISK OFFICER ONLY THROUGH THE END OF THE PERIOD, AND IS SUBJECT TO CHANGE BASED ON MARKET AND OTHER CONDITIONS.

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ING AELTUS ENHANCED INDEX PORTFOLIO                   PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: Hugh T.M. Whelan, Senior Vice President, and Doug Cote, Vice President, ING Investment Management Co., Sub-Adviser.

GOALS: The ING Aeltus Enhanced Index Portfolio (formerly, ING DSI Enhanced Index Portfolio, the "Portfolio") seeks to outperform the total return of the Standard & Poor's ("S&P") 500 Index, while maintaining a level of market risk.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 2.89%, 2.76%, and 2.66%, respectively, compared to the S&P 500 Index, which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: Performance trailed the S&P 500 Index due to security selection, especially in the financials and information technology sectors. The largest positive contributors to performance were our overweight positions in TXU Corporation, 3M, and Boeing. The largest detractors from performance were our underweight in Yahoo! and overweight positions in JP Morgan Chase and Merrill Lynch.

TXU stock rose sharply in response to its excellent financial results and upward estimate revisions. 3M's price jumped after its first-quarter earnings report showed a nine-year high in cash earnings. Boeing performed very well on news of very positive quarterly earnings, subsequent positive analyst earnings revisions, and a significant Navy contract win over a major defense sector competitor.

Yahoo steadily rose through the quarter on record profits, increased earnings forecasts, strong advertising sales, reports of launching a new Chinese-language Internet search portal, and on release of a new and improved email service. Inflation fears and commensurate rising interest rates caused JP Morgan Chase, Merrill Lynch, and many other financial stocks to decline, making the financials sector the worst performing sector for the quarter.

Individual security selection was hurt by factors historically successful at identifying outperforming stocks, specifically price momentum and capital expenditure intensity. Free cash flow to price and change in working capital were helpful in stock selection.

MARKET OUTLOOK: The third-quarter outlook is positive with second-quarter earnings expectations of year-over-year growth of 20% plus defying forecasts of a slowing earnings year in 2004. The Federal Reserve calmed markets by meeting its "measured" increase in rates, raising the Fed Funds rate to a meager 1.25% from a 46-year low. The markets are adjusting to a "measured" rising rate environment to fight nascent inflation, and so far the bond market has applauded, with bond yields actually dropping on the news. This along with continued strong corporate profits bodes well for equities.

The Portfolio is overweight in the industrials and energy sectors and underweight in the health care and information technology sectors. However, our overall sector exposures are by design quite close to the S&P 500 Index, so that nearly all of our relative performance is driven by individual stock selection.

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ING ALGER AGGRESSIVE GROWTH PORTFOLIO                 PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: Dan Chung, Chief Investment Officer and Director of Research and Dave Hyun, Executive Vice President and Portfolio Manager, Fred Alger Management, Inc., Sub-Adviser.

GOAL: The ING Alger Aggressive Growth Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 5.54%, 5.30%, and 5.18%, respectively, compared to the Standard & Poor's ("S&P") MidCap 400 Index and Russell Midcap Growth Index, which returned 6.08% and 5.94%, respectively, for the same period.

PORTFOLIO SPECIFICS: Information Technology: Our holdings in the information technology sector were down for the quarter. This sector suffered on the anticipation of slower growth rates for the second half of the year. Software was hit particularly hard this quarter. Manugistics, which provides supply management software, experienced significant losses attributed to unexpected purchasing delays. GPS chip manufacturer SiRF Technologies has experienced gains since its IPO in April. The largest contributor to performance was PalmOne, which saw huge gains on increased demand for its "smart phones."

Consumer Discretionary: While a number of our holdings in this sector had impressive returns, there were a few detractors as well and we underperformed the benchmark. In media, shares of Gemstar were off after the company reported trouble with its magazine business and shareholder litigation. Radio programming distributor Westwood One was down over concerns about advertising prices. Shares of Fossil were up for the quarter on signs of continued strength in its watch business. Lottery operator GTech Holdings was down after legal rulings adversely affected its business in Brazil.

Health Care: Our healthcare sector holdings outperformed across the board. It was a good quarter for this sector, as investors turned to health care companies in anticipation of the outperformance that their stocks usually experience from rising interest rates. Health care equipment and services did particularly well. Shares of Inamed, a provider of cosmetic surgery solutions, jumped after it resolved a patent infringement lawsuit. Nursing home operator Beverly Enterprises increased its occupancy levels and had another strong quarter.

Industrials: Holdings in the industrials sector significantly outperformed the benchmark. Staffing firm Robert Half benefited from an improved job market. Freight transportation company Yellow Roadway performed well under positive economic conditions.

Financials: Financial stocks suffered a broad sell off due to an anticipation of rising interest rates. ETrade was down after it experienced sharp declines in online trading activity. First Marblehead had another impressive quarter after it announced new partnerships with three banks.

MARKET OUTLOOK: Here we are in the midst of summer. Yet, after months of positive economic data, the markets are still drifting and the public mood is hardly what one would call euphoric. So, we've been wondering: What explains the disconnect between how the economy is doing and how many people think it is doing? The short answer is: publicly traded companies are generating record profits, but workers are not benefiting as much. Many companies are seeing significant double-digit earnings growth; for workers, average hourly earnings are up only 2.0% year-over-year and disposable income is up 3.9%. This gap will likely create confusion, political battlefields, and opportunities: Confusion because the numbers won't quite make sense to many people; battlefields because partisans will pick and choose which numbers to emphasize; and opportunities because the net effect will be to dampen euphoria and keep the market sober and less expensive than its fundamentals warrant.

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ING ALGER CAPITAL APPRECIATION PORTFOLIO              PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: Dan Chung, Chief Investment Officer and Director of Research and Dave Hyun, Executive Vice President and Portfolio Manager, Fred Alger Management, Inc., Sub-Adviser.

GOAL: The ING Alger Capital Appreciation Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 6.18%, 6.12% and 5.96%, respectively, compared to the Standard & Poor's ("S&P") 500 Index and Russell 3000 Growth Index, which returned 3.44% and 2.96%, respectively, for the same period.

PORTFOLIO SPECIFICS: Information Technology: The fund benefited from being overweight in technology stocks as our holdings outperformed the benchmark. Internet software and services fared the best, led by continued strength from Yahoo! Concerns over increased competition sent shares of Sina sliding, although the stock has made a partial recovery. A number of our semiconductor stocks were down on news of possible weakness in future orders, including Applied Materials and Texas Instruments. Celestica, which provides electronic manufacturing services, had strong performance after reporting earnings well above expectations.

Health Care: Increased concerns about rising interest rates benefited the health care sector, which has historically done well in a higher interest rate environment. However, our holdings underperformed the benchmark and were down for the quarter. Protein Design Labs hurt our performance after it released disappointing results from a Phase II clinical trial. QLT was down sharply over concerns about increased competition. On the plus side, Biogen was up on news that it applied for FDA approval for a new drug it is co-developing with Elan. Allergen, which makes eye and skin care products, was also up for the quarter after it announced an exclusive licensing agreement in Japan.

Consumer Discretionary: It was not a great quarter for the consumer discretionary sector, but good stock selection helped us outperform the benchmark. In addition to strong returns from eBay, luxury leather goods producer Coach had another strong quarter after releasing earnings well ahead of estimates. A few stocks detracted from performance, including International Game Technology, which suffered after months of strong performance and a lack of bullish news for the industry.

Financials: While we benefited from being underweight in financials, this sector still hurt our performance as many stocks, including Citigroup and Piper Jaffray, suffered over fears of rising interest rates.

MARKET OUTLOOK: Here we are in the midst of summer. Yet, after months of positive economic data, the markets are still drifting and the public mood is hardly what one would call euphoric. So, we've been wondering: What explains the disconnect between how the economy is doing and how many people think it is doing? The short answer is: publicly traded companies are generating record profits, but workers are not benefiting as much. Many companies are seeing significant double-digit earnings growth; for workers, average hourly earnings are up only 2.0% year-over-year and disposable income is up 3.9%. This gap will likely create confusion, political battlefields, and opportunities: Confusion because the numbers won't quite make sense to many people; battlefields because partisans will pick and choose which numbers to emphasize; and opportunities because the net effect will be to dampen euphoria and keep the market sober and less expensive than its fundamentals warrant.

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ING ALGER GROWTH PORTFOLIO                            PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: Dan Chung, Chief Investment Officer and Director of Research and Dave Hyun, Executive Vice President and Portfolio Manager, Fred Alger Management, Inc., Sub-Adviser.

GOAL: The ING Alger Growth Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 2.92%, 2.83%, and 2.72%, respectively, compared to the Standard & Poor's ("S&P") 500 Index and Russell 1000 Growth Index, which returned 3.44% and 2.74%, respectively, for the same period.

PORTFOLIO SPECIFICS: Information Technology: Anticipation of decelerated growth rates for the second half of the year weighed heavily on the tech sector, but we outperformed the benchmark thanks to good stock selection. In the semiconductor industry, stocks were flat for the quarter on expected weakness of future orders. Broadcom was a notable exception, which reported earnings and sales growth well ahead of expectations. Shares of Nokia were down for the quarter on news that it was losing its commanding market share. Yahoo was again a top performer thanks to a number of new initiatives aimed at competing with Google.

Health Care: Investors have been rotating into the health care sector in anticipation of the improved performance that it usually experiences from rising interest rates. While a number of our stocks performed well, we underperformed the benchmark. ICOS detracted from performance after excessive spending on a new drug it is launching raised fears about higher operating losses. Biogen was up sharply after applying for FDA approval for a new drug with co-developer Elan. Teva Pharmaceuticals was also up for the quarter after getting FDA approval for a number of its generic drugs.

Consumer Discretionary: The Portfolio benefited from being overweight in this sector, and we outperformed the benchmark. Internet and catalog retail stocks performed well due to increased sales, with the highest returns from Amazon and eBay. Shares of DirectTV surged after winning a lawsuit against Pegasus Communications. International Game Technology suffered from a price correction after months of strong performance.

Financials: Concerns about rising interest rates lead to a broad sell off of financial stocks. The capital markets industry was hit the hardest with disappointing returns from Goldman Sachs and T. Rowe Price.

Other Sectors: Our holdings in the industrials sector outperformed the benchmark. Tyco rallied during the second half of the quarter after it improved fundamentals and released a better-than-expected forecast. In consumer staples, shares of Wal-Mart Stores suffered after it lowered its June forecast.

MARKET OUTLOOK: Here we are in the midst of summer. Yet, after months of positive economic data, the markets are still drifting and the public mood is hardly what one would call euphoric. So, we've been wondering: What explains the disconnect between how the economy is doing and how many people think it is doing? The short answer is: publicly traded companies are generating record profits, but workers are not benefiting as much. Many companies are seeing significant double-digit earnings growth; for workers, average hourly earnings are up only 2.0% year-over-year and disposable income is up 3.9%. This gap will likely create confusion, political battlefields, and opportunities: Confusion because the numbers won't quite make sense to many people; battlefields because partisans will pick and choose which numbers to emphasize; and opportunities because the net effect will be to dampen euphoria and keep the market sober and less expensive than its fundamentals warrant.

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ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO        PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Benjamin Z. Giele, and Kevin Laub, American Century Investment Management, Inc., Sub-Adviser.

GOALS: The ING American Century Small Cap Value Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 9.66%, 9.48%, and 9.43%, respectively, compared to the Standard & Poor's ("S&P") SmallCap 600/Barra Value Index, which returned 9.71% for the same period.

PORTFOLIO SPECIFICS: Investments in the information technology arena provided the most absolute contribution and the best results versus the benchmark, an outcome attributable to effective security selection. Electronic equipment and instruments firms were the strongest performers, and all holdings but one augmented results. One success from this group was Anixter International Inc., which provides global distribution of wiring systems for voice, data, and video networks and for electrical power applications. Software companies added value, and in that industry, Parametric Technology Corp. was a standout performer. Elsewhere in the sector, communications equipment firm Andrew Corporation ranked among the period's top-contributing stocks.

The Portfolio's stake in the energy sector also helped, and holdings in the oil and gas industry yielded several contributors, including Tom Brown Inc. and Whiting Petroleum Corp. Exposure to the energy equipment and services industry bolstered absolute returns on the strength of names such as Unit Corp. and Cal Dive International Inc. However, performance against the benchmark suffered when companies in the index that did not merit inclusion in the Portfolio nonetheless recorded powerful gains.

The improved economy and healthy pace of spending benefited many firms in the consumer discretionary sector, another bright spot during the period. Specialty retailers delivered the bulk of contribution, and effective security selection produced such top performers as Talbots Inc., Genesco Inc., and Abercrombie & Fitch Co. Hotels, restaurants and leisure firms also thrived in the positive economic environment. In that group, Jack in the Box Inc., a fast-food chain with a high-profile presence in the Western half of the United States, turned in a strong finish.

The search for value opportunities led to an overweight position in the health care sector. Several investments that were exclusive to the portfolio provided substantial lift, including Dade Behring Holdings Inc., a health care equipment and supplies company.

Despite overall strength from the majority of our sector positions, there were some setbacks. Well-performing stocks in the utilities sector that did not meet the criteria for the Portfolio contributed to a shortfall in performance -- this group was the only detractor on an absolute basis and a source of weakness relative to the benchmark. The stake was roughly divided between the gas and electric utilities industries, and the latter produced some detractors. One was IDACORP Inc. This Idaho-based energy holding company relies heavily on snowfall for hydroelectric power generation. Below-normal precipitation and snow pack caused diminished production, which negatively impacted the firm's revenues and prompted investors to sell the stock.

Elsewhere, another top-detracting stock, this time from the auto components industry, was Superior Industries International Inc. This leading supplier of aluminum wheels struggled during the period with competitive pressures and transitional start-up costs, developments for which investors punished the stock. Because of transitory nature of these difficulties and continued confidence the in the long-term fundamental vitality of each company, both stocks remain in the Portfolio.

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ING BARON SMALL CAP GROWTH PORTFOLIO                  PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Ronald Baron, BAMCO, Inc., Sub-Adviser.

GOAL: The ING Baron Small Cap Growth Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 10.14%, 9.92%, and 9.79%, respectively, compared to the Russell 2000 Index, which returned 6.76% for the same period.

PORTFOLIO SPECIFICS: ING Baron Small Cap Growth Portfolio for the six months ended June 30, 2004 was up 10.14%, outperforming the Russell 2000 Index and Morningstar's average Small Cap Growth Fund, which were up 6.76% and 4.09% respectively. Since its inception in May of 2002, ING Baron Small Cap Growth Portfolio is up 29.30%, while the Russell 2000 is up 19.41% and the average Morningstar Small Cap Growth Fund is up 12.27%.

The market has been extremely volatile thus far in 2004, with investors anxiously waiting to see how aggressive the Federal Reserve is with raising interest rates and with the November Presidential elections looming. Whereas 2003 was a year where almost all stocks did well, gains have been much harder to come by this year. We believe that this type of "stock pickers" market is an environment where we can differentiate ourselves.

During the first half of the year, the industries that helped the Portfolio's performance the most were recreation & resorts, financial, and health care services/insurance. Chicago Mercantile had the greatest positive impact on the Portfolio. Other holdings that helped performance were Wynn Resorts, Station Casinos, First Marblehead and Charles River Labs.

The industries that negatively impacted the Portfolio's performance during the first half of the year were restaurants, media and the retail. Individual investments that weighed on the Portfolio the most during the period were Krispy Kreme Doughnuts, 99 Cents Only Stores, PF Changs China Bistro, Hovnanian Enterprises and LIN TV Corp.

MARKET OUTLOOK: ING Baron Small Cap Growth Portfolio will continue to focus on what we believe are well-managed, small-company growth businesses that have large opportunities and significant barriers to competition.

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ING GOLDMAN SACHS CAPITAL GROWTH PORTFOLIO            PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Herbert Elhers, Goldman Sachs Asset Management, L.P., Sub-Advisers.

GOAL: The ING Goldman Sachs Capital Growth Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 2.98%, 2.80%, and 2.70%, respectively, compared to the Russel 1000 Growth Index and Standard & Poor's ("S&P") 500 Index, which returned 2.74% and 3.44%, respectively, for the same period.

PORTFOLIO SPECIFICS: During the reporting period we have seen strong returns from many of the Portfolio's holdings that lagged the overall market in 2003. In particular, several of the Portfolio's Technology, Consumer Staples, and Finance holdings, including Freddie Mac (2.7%), have enhanced results after underperforming last year. Investors have rewarded companies with strong balance sheets and solid business fundamentals. While several holdings in the Media sector have not yet been recognized due to a sluggish radio advertising market, we are encouraged by what we believe are the attractive valuations and enduring growth prospects we find in this sector.

Within Consumer Staples, Colgate-Palmolive Co. (2.1%), Wm. Wrigley Jr. Co. (1.6%), and Avon Products, Inc. (2.3%) were notably strong this quarter. Last year we took advantage of attractive valuations and increased our allocation to this area. We believe the Portfolio's holdings are benefiting from their global reach, as sales in European and Latin American operations continue to exceed analysts' expectations. Within the Technology sector, Microsoft Corp. (5.5%), eBay, Inc., (1.3%), and Qualcomm, Inc. (3.8%) enhanced results. In the case of Microsoft, the market has begun to recognize the strong fundamentals of the business. With its recent anti-trust settlement behind it, Microsoft plans to use some of its estimated $56 billion of cash to benefit shareholders by buying back stock or reinvesting in its business. Travel related businesses, Starwood Hotels and Resorts (1.2%), Marriott International, Inc. (1.1%), Cendant Corp. (2.0%), and Sabre Group Holdings, Inc. (0.8%) ended the quarter in positive territory and boosted returns. These companies are benefiting as the economy strengthens, corporate profits surge, and the stock market rebounds. As a result, travel is starting to pick up and occupancy is improving. Starwood has important exposure to the New York and Boston markets -- sites of upcoming Republican and Democratic conventions. We believe Marriott should benefit from a room revamping that is underway, as well as increased "incentive fees." Since Marriott manages rather than owns its properties, it receives incentives amounting to a certain percentage of profits if goals are met.

The Portfolio's businesses in the Media sector that are exposed to the radio market were weak, as analysts were disappointed by near-term advertising sales. While the recent stock performance from Viacom, Inc. (2.4%) and Clear Channel Communications, Inc. (1.9%) is disappointing, we remain focused on their competitive advantages and long-term growth prospects. Wyeth (1.9%) and Guidant Corp. (0.8%) weighed on performance in the second quarter. In the case of Wyeth, an appeals court overturned a prior ruling which had limited the evidence that was allowed to be submitted by plaintiffs' attorneys in fen-phen trials. We believe that the company may ultimately attempt to take the appeal to the Supreme Court. Despite the legal overhang, we believe the fundamentals of the business are strong with no threat of generic competition. Guidant's stock pulled back in response to the announcement that it had drug-coated stent manufacturing or design issues during a recent trial. We continued to build up the Portfolio's position on the weakness.

MARKET OUTLOOK: We continue to focus on the characteristics that we believe will enable the Portfolio's holdings to produce superior long-term growth. Our strategy of investing in industry leaders that are capitalizing on secular trends has given us confidence in the long-term sustainability of their businesses. While some investors attempt to forecast the market's direction (which we contend is unpredictable), we concentrate our efforts on what we do know: businesses with strong business franchises, favorable long-term prospects, and excellent management are well positioned to generate superior returns over the long term.

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ING GOLDMAN SACHS CORE EQUITY PORTFOLIO               PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Robert C. Jones Goldman Sachs Asset Management, L.P., Sub-Adviser.

GOAL: The ING Goldman Sachs Core Equity Portfolio (the "Portfolio") seeks long-term growth of capital and dividend income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 4.82%, 4.66%, and 4.51%, respectively, compared to the Standard & Poor's ("S&P") 500 Index, which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: In managing the Portfolio, we do not take size or sector bets. We hope to add value through individual stock selection versus the Fund's index through individual stock selection. Our quantitative process seeks out stocks with good momentum that also appear to be good values. We prefer stocks about which fundamental research analysts are becoming more positive, and companies with strong profit margins, sustainable earnings, and that use their capital to enhance shareholder value. Over the long term, these factors have led to excess returns, and they are not highly correlated, which diversifies the Portfolio's sources of returns.

During the six-month period ending June 30, 2004 returns to our CORE(SM) investment themes were positive overall. Valuation and Earnings Quality were the biggest positive contributors to relative returns, as inexpensive companies with cash-based sources of earnings outperformed their industry counterparts. Momentum and Profitability also added value, while Analyst Sentiment was slightly positive. On the downside, Management Impact slightly detracted from relative performance for the period. In sectors, stock selection was positive in nine of the thirteen sectors for the six-month reporting period. The Portfolio's holdings in the Consumer Non-Cyclicals sector outperformed their peers in the benchmark most. Meanwhile, holdings in the Consumer Services sector detracted the most relative to the benchmark for the period.

In individual stocks, overweight positions in Tyson Foods Inc. (1.0%), Valero Energy Corp. (1.1%), and Monsanto Co. (1.1%) were among the top contributors to the Portfolio's relative performance. On the downside, overweights in Viacom Inc. (1.3%), Sanmina-SCI Corp. (0.4%), and Agilent Technologies (0.2%) detracted the most from relative returns for the six-month reporting period.

MARKET OUTLOOK: Looking ahead, we continue to believe that cheaper stocks should outpace more expensive ones and good momentum stocks should do better than poor momentum stocks. We also prefer names about which fundamental research analysts are becoming more positive and companies that are profitable, have sustainable earnings and use their capital to enhance shareholder value. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO          PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by James Fisher and Tom Murray, J.P. Morgan Fleming Asset Management Limited, Sub-Adviser.

GOAL: The ING JPMorgan Fleming International Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 3.53%, 3.45%, and 3.37%, respectively, compared to the MSCI EAFE Index, which returned 4.86% for the same period.

PORTFOLIO SPECIFICS: During the most recently completed semi-annual period, the Portfolio underperformed the benchmark. The underperformance for the time period can be attributed primarily to stock selection within Emerging Markets and Japan. In Emerging Markets, the largest detractors were CVRD and Yukos. Yukos shares plunged 47% in the second quarter as political pressures from the Russian government resurfaced -- this time in the form of a $3 1/2 billion tax bill that threatened to plunge the company into a liquidity crisis. We continue to believe that the Russian government's actions are aimed at the oligarchs who control Yukos and not at the company itself. In Japan it was the stocks we did not hold that hurt us the most. Mizuho Financial Group, for example, is not a stock that we own, but it is up over 50% year-to-date. Not owning Toyota also hurt, as the company posted a return of over 20%. We still prefer Honda because the company is well managed and has a good pipeline, but the stock lagged Toyota due to Honda's large amount of exports and the affect of the weakening dollar. Stock selection in Europe was a positive contributor for the period, with stocks like Reckitt Benckiser, BG Group and Aventis performing well. Reckitt Benckiser shares rose 15% last quarter as the company continues to deliver outstanding results. First quarter figures showed sales and earnings growing at roughly twice the annual rate projected by the company. Aventis continues to have solid earnings and a healthy pipeline as their U.S. exposure increases. From a sector perspective, the Consumer Discretionary and Industrials sectors detracted the most, while Consumer Staples and Materials were the largest contributing sectors.

MARKET OUTLOOK: We are now moving into a period of rising rates, and we expect profitability to be rewarded as opposed to those strategies based on price momentum. We can find growth at modest premiums to the market, and so we expect to have more compelling relative performance as we go through the rest of this year.

The Portfolio remains exposed to global growth, and we are overweight the Industrials sector, which benefits from increasing corporate cash flow. In Energy, companies are utilizing excess cash flow to pay down debt and buy back shares or increase dividends. We are modestly overweight in the defensive sectors, including Consumer Staples and Healthcare. We remain underweight in the interest-rate sensitive sectors, which include Financials and Consumer Cyclicals as well as the Utilities and Telecommunications. Holdings in Materials remain concentrated in Building Materials, where there is both volume growth and pricing power.

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ING JPMORGAN MID CAP VALUE PORTFOLIO                  PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Jonathan K.L Simon, Chief Investment Officer and Director, and Larry Playford, Vice President, Robert Fleming, Inc., Sub-Adviser.

GOALS: The ING JPMorgan Mid Cap Value Portfolio (the "Portfolio") seeks growth from capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 7.56%, 7.49%, and 7.34%, respectively, compared to the Russell Midcap Value Index, which returned 7.17% for the same period.

PORTFOLIO SPECIFICS: The Portfolio performed well during the first half of 2004 and marginally underperformed its benchmark for the period under review. After the year began with the market's more speculative names posting the highest gains, market leadership shifted to higher quality names in February. This development helped the Portfolio's performance, as our overriding focus is on quality and value. The Portfolio's Utilities and Information Technology holdings performed particularly well but could not overcome the difficulties encountered by the Portfolio's overweight position in Telecommunications. Additionally, the Portfolio's Consumer Staples holdings, which rose moderately during the first half of the year, underperformed their benchmark peer group.

Despite continued fears about interest rate rises and their impact on shares of financial companies, several of the Portfolio's top performers were in the Financial sector. MGIC Investment Corp., the country's leading provider of mortgage insurance, appreciated considerably during the first half of the year. MGIC reported solid earnings in the first quarter, driven by both strong mortgage volumes and an improving credit picture. Shares of Assurant, an insurance company spun off from the French concern Fortis early in the year, rose considerably as its strong business model with four diversified, uncorrelated lines of business made its IPO very attractive to U.S. investors.

Among a number of stocks that performed well, there were a few holdings that detracted from performance. The Portfolio's biggest detractor was AutoZone, as the auto parts supplier declined approximately 6% year-to-date. Though the stock sold off on concerns about weak same-store sales results, we continue to find the company's defensive characteristics and modest valuation attractive. Another detractor from the Portfolio was BB&T Corp., a regional banking company, which saw its share price decline 12%. Management lowered the company's profit forecast for 2004 as a result of ongoing concern about a decline in its mortgage business. Although we have been impressed with BB&T's acquisition strategy and use of capital, we were concerned about its ability to weather the rising interest rate environment and sold our position in the stock.

As is always the case, our primary emphasis is on high-quality companies with solid management teams that generate good cash flow. As we move from the early phase of the market cycle, when the more speculative areas of the market typically outperform the higher quality segments, to a more solid phase in which companies whose earnings and cash flows are superior assume market leadership, we would expect our relative performance to improve.

MARKET OUTLOOK: Investors are left trying to figure out whether or not the economy will make the transition from recovery to sustainable, non-inflationary expansion. The Federal Reserve Board is doing its best to soothe concerns, while investors remain in a "show me" mood. Recent evidence suggests that the pace of economic expansion is beginning to slow. We do not, however, think this is cause for major concern. While the focus is likely to shift from inflation and higher interest rates to the outlook for growth and profits, we believe that overall economic and profit growth is likely to remain solid. Such an environment would favor the types of companies we typically invest in.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO               PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by S. Irfan Ali, Kenneth J. Enright, Massachusetts Financial Services Company, Sub-Adviser.

GOALS: The ING MFS Capital Opportunities Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 3.76%, 3.61%, and 3.50%, respectively, compared to the Standard & Poor's ("S&P") 500 Index, which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: Stock selection in the utilities & communications sector was a key contributor to relative results over the six-month period ended June 30, 2004. AT&T Wireless Service and TXU Corp, for example, were the leading relative contributors to performance among all the stocks held in the Portfolio. We sold out of our position in AT&T Wireless before the end of the period.

The Portfolio also benefited from an underweighted position in financial services during a period in which the sector underperformed the wider market. Our selected positions in financial services stocks, such as Hartford Financial Services, also helped drive relative performance.

Stock selection in the industrial goods & services sector also boosted performance. In particular, the fund benefited from a position in Tyco International.

Several other individual positions also contributed to performance during the period, including basic materials firm Owens-Illinois and technology company Nortel Networks. We also made the decision to avoid a position in tech firm Intel, which helped drive relative returns, as the stock performed poorly during the period and is tracked by the Portfolio's benchmark, the Standard & Poor's 500 Stock Index (S&P 500).

The leisure sector was the top detractor from performance during the period. We had an overweighted position in this sector during a period in which it underperformed the wider market, and we were hurt by our positions in a number of leisure firms that performed poorly. Leisure stocks Viacom and Comcast were the greatest individual detractors from performance among all the stocks held in the Portfolio, while Westwood One proved to be another of those holdings most responsible for poor performance relative to the benchmark.

Our stock selection in the retailing sector also hurt relative results, primarily because of our positions in Kroger, Hot Topic, Rite Aid, and Kohl's, all of which performed negatively during the period.

MARKET OUTLOOK: We believe the key factor holding back equity markets was negative investor sentiment caused by geopolitical instability. In our view, the March 2004 train bombings in Spain brought geopolitical concerns back to the forefront of investors' minds, and subsequent events in Iraq and Saudi Arabia made the world look less stable to investors. We think a major economic issue was, and at mid-year remained, investors' concern that geopolitics could constrict oil supplies, cause oil prices to spike, and potentially slow down the global recovery. Another drag on stock prices, we believe, was concern about a possible slowdown in China. The nation has become one of the main engines of the global economy, and a slowdown in China could have repercussions on companies around the world that supply China with raw materials and finished goods.

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ING MFS GLOBAL GROWTH PORTFOLIO                       PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Barry Dargan and Nicholas Smithie, Massachusetts Financial Services, Sub-Adviser.

GOALS: The ING MFS Global Growth Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 2.94%, 2.80%, and 2.63%, respectively, compared to the MSCI All Country World Free Index, which returned 3.57% for the same period.

PORTFOLIO SPECIFICS: Our stock selections in the retailing, financial services, and consumer staples sectors were the main drivers of performance relative to the Portfolio's benchmark, the MSCI (Morgan Stanley Capital International) All Country World Index. In addition, an underweighted position in financial services stocks boosted relative performance during a period in which the sector underperformed the broader market.

Individual holdings in financial services that helped generate positive relative returns included DEPFA Bank, Erste Bank, and Chicago Mercantile Exchange. None of these securities were among the Portfolio's top 10 individual contributors to performance, but they were leading contributors within the sector.

Retailing firm Nishimatsuya Chain posted strong absolute returns during the period and was the leading individual contributor to relative performance among all the stocks held in the portfolio. Among retailers, Next was also a top contributor to absolute and relative performance.

The consumer staples sector was driven by our positions in Reckitt Benckiser and Kibun Food, both of which posted strong absolute and relative performance numbers.

Several other individual stocks also helped drive returns, including Sekisui Chemical, Samsung, Microsoft, Genentech, Akamai Technologies, and Citizen Watch, all of which were top 10 contributors to relative performance.

Our positions in Chicago Mercantile Exchange and Genentech were sold from the Portfolio by period end.

Our selections of stocks in the energy and transportation sectors were primary detractors from performance relative to the Portfolio's benchmark.

Among energy firms, our overweighted positions in Reliance Industries during a period in which the stock performed poorly proved to be a drag on performance. We held a sizable position in transportation firm easyJet, another company that experienced negative performance during the period. An underweighted position in energy stocks also hurt results during a period in which the sector generally outperformed the broader market.

Several technology stocks were among the holdings that did the most to inhibit performance, including Seiko Epson, which was the greatest single detractor from relative performance among all the portfolio's holdings, and Nortel Networks. However, the sector as a whole generated positive absolute and relative returns. Seiko Epson and Nortel Networks were both sold from the portfolio by June 30.

The list of the Portfolio's top relative detractors also included utilities and communication firm Vodafone, and the Portfolio's cash position. As with nearly all portfolios, this portfolio holds some cash to buy new holdings and to cover accountholder redemptions. In a period when global equity markets rose, cash holdings hurt performance against our benchmark, which has no cash position.

MARKET OUTLOOK: Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Mid East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

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ING OPCAP BALANCED VALUE PORTFOLIO                    PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by Colin Glinsman, CPA, Chief Investment Officer, OpCap Advisors LLC, the Sub-Adviser.

GOALS: The ING OpCap Balanced Value Portfolio (the "Portfolio") seeks capital growth.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 4.63%, 4.48%, and 4.34%, respectively, compared to the Composite Index (60% Standard & Poor's ("S&P") 500 Index and 40% Lehman Brothers Government/Corporate Intermediate Bond Index), which returned 2.60% for the same period.

PORTFOLIO SPECIFICS: Markets continued in an upward trajectory in the first half of 2004, albeit with increased volatility amid investor concerns over higher interest rates. On June 30, the Federal Reserve did in fact raise rates by a quarter percent for the first time in four years. Against this backdrop, the ING OpCap Balanced Value Portfolio's Class I, Class S and Class ADV shares gained 4.63%, 4.48% and 4.34% respectively, outperforming the 2.60% return of its benchmark: a 60% weighting of the S&P 500 Index and a 40% weighting of the Lehman Brothers Government/Corporate Intermediate Bond Index.

The Portfolio invests in stocks for appreciation and bonds for income. At June 30, 2004, about 70% of the Portfolio's assets were invested in stocks, 26% in bonds and 4% in cash equivalents.

On the fixed-income side, yields along the curve moved as much as 1% higher in a short amount of time, as investors began to price in more aggressive Federal Reserve rate increases down the road. Shorter duration securities were the best performers, reflecting investors' anxiety about locking in longer-term yields in a rising rate environment. We had anticipated higher yields and had already eliminated most of the longer duration securities in the first quarter. Our strategy has been to buy short duration corporate bonds, which are defensive in a rising rate environment, perform well in a strengthening economy and add incremental yield over Treasury securities.

Strong stock selection in a wide array of sectors, such as telecom, health care and consumer discretionary aided positive results, partially offset by the underperformance of our consumer staples and energy stocks. Among individual holdings, telecom company AT&T Wireless was the top contributor to performance, posting a stellar return of over 79% in the quarter. AT&T's share price increased sharply after the company was put into play as an acquisition candidate. We had purchased AT&T in November of 2003 as we anticipated a consolidation in the telecom industry and we considered AT&T with its strong balance sheet to be one of the few compelling candidates for an acquisition. We took profit by selling the stock. Other contributors included managed care company Aetna and cruise company Royal Caribbean.

To the contrary, discount retailer Wal-Mart was the largest detractor. The company declined on weaker sales and employee litigation. We purchased the position earlier this year based on our view that the legal matters are going to be resolved soon and that the discount retailing industry is likely to experience a cyclical recovery over the next year with rising employment. Nickel producer Inco also detracted. Inco was volatile earlier in the year due to investor concerns about the impact of slower economic growth in China, but has rebounded nicely in the past two months. Other detractors included EDS (information technology) and pharmaceuticals company Sanofi-Synthelabo.

MARKET OUTLOOK: We believe the economy is at an important inflection point. Three years of disinflation, slow growth and massive stimulus have given way to the emerging period of reflation and inflation scares, fast growth and less stimulus. Based on our belief that the overall market is valued fairly, we will continue to seek outperformance by focusing on individual stocks that we view as undervalued. We are confident that the Portfolio is well-positioned for future outperformance.

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ING PIMCO TOTAL RETURN PORTFOLIO                      PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by William H. Gross, Chief Investment Officer, Pacific Investment Management LLC, Sub-Adviser.

GOAL: The ING PIMCO Total Return Portfolio (the "Portfolio") seeks maximum total return.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 0.38%, 0.19%, and 0.10%, respectively, compared to the Lehman Bothers U.S. Aggregate Index, which returned 0.15% for the same period.

PORTFOLIO SPECIFICS: The ING PIMCO Total Return Portfolio outperformed the Lehman Aggregate for the first six months of the year and for the quarter. Positioning the Portfolio's duration below benchmark was positive for returns during the second quarter as interest rates rose sharply; however, this detracted from the overall period returns, as interest rates declined over the first quarter. Emphasis on short/intermediate maturities for the period was negative as the yield curve flattened in anticipation of Federal Reserve ("Fed") tightening. Real return bonds added to returns, as these securities' strong first quarter performance helped them to outperform more volatile Treasury securities for the period. A mortgage emphasis and positive security selection added to returns; mortgages outpaced comparable Treasuries as volatility declined late in the second quarter. Underweighting corporates was slightly negative as this sector outperformed Treasuries modestly on like-duration basis Municipal bonds helped returns; muni yields rose less than Treasuries as rising rates caused muni issuance to decline. Emerging market bonds detracted from performance; leveraged tactical investors sold EM bonds as rates rose. Non-U.S. positions, mainly Eurozone issues, added value amid expectations for lower growth and inflation in Europe.

MARKET OUTLOOK: With respect to Portfolio strategy, we plan to position the Portfolio in expectation of a mildly bearish environment for U.S. bonds and a steeper yield curve than markets now expect. We intend to target duration near to slightly below index as rates largely price in expected growth and inflation in the near term. Furthermore, the Portfolio plans to emphasize short/intermediate maturities, where yields price in more aggressive Fed tightening than we anticipate. We plan to underweight mortgages and corporates in the face of full valuations in these core bond sectors. The Portfolio also expects to hold Treasury bonds, which now offer better value after the rate increases of the second quarter. An allocation to Treasury Inflation Protected Securities should help to hedge secular inflation risk but do not plan on adding to positions; this sector is no longer cheap after its recent rally. We plan to maintain modest levels of emerging market bonds in light of the continued improvement in their credit fundamentals. In addition, we intend to diversify interest rate risk with an emphasis on European bonds as relatively weak European growth should put less pressure on inflation and interest rates than in the U.S. Finally, we may emphasize municipal bonds since higher tax revenue and rising rates should support valuations and reduce supply.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO      PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals employed by Salomon Brothers Asset Management, Inc., Sub-Adviser.

GOALS: The ING Salomon Brothers Aggressive Growth Portfolio (the "Portfolio") seeks long-term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 3.49%, 3.34%, and 3.25%, respectively, compared to the Russell 3000 Growth Index, which returned 2.96% for the same period.

PORTFOLIO SPECIFICS: Equity markets generally rose moderately in the first half of 2004, following a robust 2003. Entering 2004, many investors possessed what we considered unrealistically high expectations, extrapolating the most recent experience enjoyed in the prior year. Following the three difficult years of 2000-2002, expectations were correspondingly low entering what turned out to be a robust recovery year in 2003. In our year-end 2003 update, we noted that public sentiment towards equities had grown decidedly more optimistic over the latter half of 2003 and we suggested that selectivity in investing would be more important in 2004. We felt that in 2004, prudent stock selection would be essential as opposed to relying on the broad-based rally that we enjoyed last year.

In reviewing the first half of 2004, we see that the markets have, to a large extent, played out much as we had expected. While the primary indices ended June have made little headway since the start of the year, those individual companies which progressed in meeting and exceeding expectations, have in large part, outperformed the overall market.

On an absolute basis, the greatest sector contribution to Portfolio performance during the first half of the year came from Health Technology, followed by Communications and Industrial Services. The greatest detractors from performance were the Consumer Services, Finance and Process Industries sectors.

In terms of individual holdings, over the six-month period the largest contributors to Portfolio performance were shares of biotechnology companies Biogen Idec Inc. and ImClone Systems Inc. and wireless communications provider AT&T Wireless Services Inc. The greatest detractors from performance were biotechnology holding Chiron Corp., hard disk drive manufacturer Maxtor Corp. and pharmaceutical producer Forest Laboratories Inc.

MARKET OUTLOOK: Following a multi-year period of declining short-term interest rates (resulting in the lowest level of short term rates in 40 years), the U.S. Federal Reserve ("Fed") Board began, on June 30th, the process of raising the federal funds rate. We believe this will prove the first in a series of moves to bring them back towards a neutral monetary policy after the extremely accommodative stance they have maintained for the last few years. The market, anticipating this change and factoring in a higher level of inflation has accomplished some of the Fed's mission by raising longer-term interest rates. We would note that the yield on the benchmark 10-year U.S. Treasury note has risen almost 100 basis points(i) over the last three months alone. Our sense is that the economy's rapid growth is moderating to a more sustainable pace, one that should still allow corporate profits to grow nicely this year.

ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO      PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by John G. Goode and Peter J. Hable, Managing Directors, Salomon Brothers Asset Management, Inc., Sub-Adviser.

GOAL: ING Salomon Brothers Fundamental Value Portfolio (the "Portfolio") seeks capital appreciation.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares 5.11%, 5.00%, and 4.86%, respectively, compared to the Russell 3000 Index, which returned 3.59% for the same period.

PORTFOLIO SPECIFICS: Coming into 2004, we believed that investors had become too optimistic after having been exceedingly cautious just nine months earlier. We felt that the market might have to consolidate the gains made over the last nine months of 2003. Wall Street's market strategists generally felt that the first half of 2004 would be good but were concerned about the last six months of the year. Conversely, we believed the market might face challenges in the first half of 2004 and would be stronger over the last half.

In recent months, a "wall of worry" has been rebuilt. Investors became concerned about the prospect of rising interest rates and how they might affect the market. The war in Iraq presented challenges and continues to do so. Oil prices during the second quarter reached $42 per barrel and there were fears that higher oil prices would become a tax on the world economy. The growth of China's economy at a breakneck speed led to investor concerns that it needed to be slowed and there were additional concerns that this might affect economies in Asia. In the United States, one political candidate indicated a strong desire to raise taxes. In short, there was no shortage of issues to prick the optimistic investor bubble that was in place in January of 2004.

During the six-month period, holdings in L.M. Ericsson Telephone Co., Motorola Inc., Elan Corp. PLC, Lucent Technologies Inc. and Allegheny Technologies Inc. contributed the most to performance. We continue to own Motorola, Lucent and Allegheny and sold our positions in Ericsson and Elan. The weakest performers during the six months were Newmont Mining Corp., Bristol-Myers Squibb Co., Aphton Corp., Wyeth and Alcoa, Inc. We sold Bristol-Myers and increased our position in Aphton while maintaining positions in Newmont, Wyeth and Alcoa.

In terms of sector performance, technology, energy and industrials had the greatest positive impact to performance. Hurting performance was the Portfolio's exposure to the telecommunications services and health care sectors.

MARKET OUTLOOK: We believe that most of these negatives have been aired long enough and were likely already reflected in current stock prices. In addition, we feel that positive surprises may occur in the next few months. We continue to believe oil prices may decline from the highs reached during the second quarter. We believe declining oil prices would act much like a tax cut for the world economy. We suspect the federal deficit may be lower than projected just a few months ago because of a robust increase in tax receipts. Finally, a bill that is currently winding its way through Congress may allow U.S. corporations to repatriate stranded offshore profits for a 5.25% tax rather than having to pay the full corporate rate. This might cause a significant portion of the $300-$500 billion of such profits to return to the U.S. which, at the margin, may enhance capital expenditures and job prospects in this country.

Historically, the seasonal period from October to April, has been stronger than the May to September period. However, this pattern is an average, based on a long period of time. In 2004, we feel that a case can be made for a perverse stock market, one that does well when most people are enjoying their vacations.

As of June 30, 2004, the ING Salomon Brothers Fundamental Value Portfolio held the greatest exposure to the information technology, financials and consumer discretionary sectors and held the least exposure to the energy, telecommunciation services and consumer staples sectors. The Portfolio's largest holdings were Motorola Inc., Solectron Corp., Pfizer Inc., Johnson & Johnson and Raytheon Co. Amid this market environment we seek to invest in stocks with market prices that are attractive in relation to their underlying fundamentals (price/book, dividend yield, etc). We look across all market capitalizations -- large, medium and small.

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO        PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals led by John B. Cunningham, Managing Director and Mark McAllister, Salomon Brothers Asset Management, Inc., Sub-Adviser.

GOALS: The ING Salomon Brothers Investors Value Portfolio (the "Portfolio") seeks long term growth of capital.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 3.45%, 3.39%, and 3.26%, respectively, compared to the Standard & Poor's ("S&P") 500/Barra Value Index, which returned 4.17% for the same period.

PORTFOLIO SPECIFICS: The Portfolio's underperformance relative to the Barra Value Index during the period was mainly attributable to stock selection. Stock selection was weakest in consumer staples and healthcare and strongest in communications. Sector allocation contributed positively to performance, primarily due to an overweight position in consumer staples and an underweight position in consumer discretionary stocks.

Top contributors included AT&T Wireless, Lucent Technologies, Boeing, Transocean and Loews Corp. With the exception of Boeing, we reduced our position in each of these stocks to take into account their strong stock price performance and increased valuations. Stocks that detracted from performance came from a number of different sectors and included AT&T Corp., Alcoa, Altria Group, Nokia and the Bank of New York. We continue to hold each of these stocks and added to Altria and Nokia during the period.

Our Portfolio positioning remains consistent with our stance earlier in the year when we became a bit more defensive. In the June quarter, we continued to increase the Portfolio's consumer staples holdings and reduce allocations to consumer cyclicals. Versus our large-cap value benchmark, the Barra Value Index, the Portfolio remains overweight in consumer staples, technology and healthcare. It is underweight in financials, consumer discretionary and industrials.

MARKET OUTLOOK: As we look to the remainder of 2004, we expect additional equity market gains, though the bulk of those gains may not come until the fourth quarter. Near-term, with investors concerned about increasing interest rates and slowing corporate profit growth, the market may remain range-bound. We believe the catalyst may come in the fall when investors focus more on next year's earnings and recognize that despite decelerating earnings growth rates, the overall earnings trend remains favorable. We believe that equity market gains over the next twelve months are likely to come from corporate profit growth as opposed to price to earnings multiple expansions. We expect corporate profit growth to be driven by continued strength in the consumer, an acceleration in business spending and further productivity gains.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO             PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of investment professionals chaired by Robert
W. Smith, Vice President, T. Rowe Price Associated, Inc., Sub-Adviser.

GOALS: The ING T. Rowe Price Growth Equity Portfolio (the "Portfolio") seeks long-term capital growth.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 2.43%, 2.31%, and 2.19%, respectively, compared to the Standard & Poor's ("S&P") 500 Index, which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: Stock selection in financials was a significant relative performance detractor as investors became nervous about rising interest rates during the second quarter. Brokers performed fairly well at the beginning of the year thanks to the resurgence in equity markets coming out of 2003 and increasing merger and acquisition activity. However, recent uncertainty cooled their advance, and an overweight position in Merrill Lynch detracted from relative results. We remain optimistic about the group, which boasts strong fundamentals, as long as interest rates climb at a measured pace. Trust banks also retreated during the period; overweight positions in Northern Trust, State Street and Mellon Financial detracted from relative results.

The consumer discretionary sector was a drag on relative results primarily due to an overweight position in media. Overweight positions in Clear Channel Communications and Viacom detracted from both absolute and relative returns. We trimmed both positions, but were more aggressive with Clear Channel as the sluggish advertising recovery, especially in radio, continued to pressure the media group.

The information technology sector was the Portfolio's best relative performance contributor. Yahoo!, which advanced more than 60% in the first half, contributed to both absolute and relative performance. Overweighting Dell and not holding IBM also boosted relative returns. Although semiconductor stocks were among the largest detractors to absolute performance, strong stock selection benefited relative returns.

MARKET OUTLOOK: The first half of 2004 was somewhat disappointing as investors were more nervous than expected about rising interest rates, escalating oil prices, and uncertainty in Iraq. However, corporate profits were strong and generally underappreciated. We believe that the markets will perform better in the second half with contained inflation and interest rates. We expect corporate profits to remain strong, although earnings growth will likely slow. We think there is currently no valuation difference between good companies and average companies, providing for unique opportunities to invest in high-quality companies at attractive prices.

ING UBS U.S ALLOCATION PORTFOLIO                      PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of. investment professionals led by T. Kirkham Barneby, UBS Global Asset Management (US) Inc., Sub-Adviser.

GOAL: The ING UBS U.S. Tactical Asset Allocation Portfolio (formerly, ING UBS Tactical Asset Allocation Portfolio, the "Portfolio") seeks total return.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 2.08%, 1.95%, and 1.83%, respectively, compared to the Standard & Poor's ("S&P") 500 Index, which returned 3.44% for the same period.

PORTFOLIO SPECIFICS: Prior to May 1, 2004, the Portfolio had a 100% allocation to equities, per the strategy of our Tactical Allocation Model. This Model was used to determine the Portfolio's overall allocation strategy. Effective May 1, the Portfolio's investment strategy was modified. Specifically, it now uses more active management in its asset allocation process, as well as in selecting specific asset classes in the Portfolio. As such, the Tactical Allocation Model is no longer relevant to the portfolio's management. We believe these changes will give shareholders the opportunity to fully benefit from the institutional asset allocation and active, bottom-up securities selection capabilities that define UBS Global Asset Management.

On May 1, 2004, when modifications to the Portfolio's investment strategy went into effect, the Portfolio was rebalanced as follows: 65% US stocks, 33% investment grade bonds and 2% high yield bonds.

During the second quarter, within US equities, the Asset Allocation Team implemented a strategy change in response to an upward revision of intrinsic value brought about by improving earnings quality in that asset class. In mid-May, we shifted 3% of the Portfolio's investments into stocks, bringing the total stock allocation to 68% versus 65% for the Portfolio's benchmark index* (the "Index"). This shift was funded by a 3% reduction to investment grade bonds, bringing the total exposure to this asset class to 30%. At 2% of portfolio assets, high yield represents a 3% underweight versus the Index.

Within investment grade fixed income, we maintained a defensive duration posture throughout much of the period, before gradually raising duration to a neutral position versus the Lehman US Aggregate Bond Index (which represents the investment grade fixed income portion of the Index). Sector overweights included collateralized mortgage-backed securities and asset-backed securities, and underweights in US Treasuries and agencies.

In terms of the Portfolio's stock positioning, we utilized our bottom-up investment process that calls for investing in companies that meet our intrinsic value criteria. That said, sector overweights -- which are a result of our stock selection process -- included industrials, financials and telecom services. Conversely, the Portfolio had underweight positions in information technology, consumer staples and materials.

MARKET OUTLOOK: The outlook for the US economy remains positive. Estimated first quarter GDP growth was recently revised upward, indicators such as the Institute of Supply Managers manufacturing survey remain strong, and payroll gains indicate a strengthening labor market. Deflationary pressures appear to have abated and inflation is now creeping up. Core inflation has risen from 1.2% year-on-year in February to 1.8% in April. Oil prices are currently high and this is likely to lead to inflationary pressures in a variety of industries due to rising gasoline and energy prices.

There are currently widespread expectations for rising interest rates. The futures market forecasts that the Federal Funds rate will rise to 4.00% by 2005, an increase of 300 basis points from its current levels; however, in the medium term, the large budget and balance of payments deficits represent a policy dilemma.

At the end of the reporting period, the Portfolio contained approximately 68% in stocks, 30% investment grade bonds and 2% high yield bonds. Through our disciplined investment approach, we will continue to seek to identify compelling opportunities that we believe have the potential to generate superior risk-adjusted returns over the long term.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO               PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGERS: A team of investment professionals from UBS Global Asset Management (Americas) Inc., Sub-Adviser.

GOALS: The ING UBS Large Cap Equity Portfolio (formerly ING MFS Research Equity Portfolio, the "Portfolio") seeks long-term growth of capital and future income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 4.24%, 4.14%, and 3.87%, respectively, compared to the Standard & Poor's ("S&P") 500 Index, which returned 3.33% for the same period.

PORTFOLIO SPECIFICS: For much of the period, we viewed the U.S. equity market as trading very close to our estimate of fair value. As such, the Portfolio's risk exposure was neutral to slightly lower than that of the Portfolio's benchmark index, the Russell 1000 Index. In terms of sector exposure, the Portfolio generally held overweight positions in lower risk sectors, such as healthcare, capital goods and utilities. Conversely, the Portfolio was underweight riskier sectors, including technology hardware and energy.

In general, we were cautious on technology because we believed its 2003 rally was not driven by fundamentals, but rather investor speculation. Having said that, as bottom-up stock pickers we were able to find several holdings in the software area that met our intrinsic value criteria. We have also been wary about the fundamentals in the energy sector. With oil prices breaking through $40 per barrel in the spring 2004, energy stocks have attracted much attention. However, we do not believe that oil prices are sustainable at these levels. As a case in point, Saudi Arabia has responded to rising prices by substantially increasing its output, allowing the U.S. to increase its strategic reserves. Despite this, oil prices remain high.

In healthcare -- specifically the pharmaceuticals area -- we continue to find attractive opportunities. Drug companies with too much geriatric exposure were the exception. It's important to note that the pharmaceuticals area was subjected to some negative press during the period, due to concerns relating to drug re-importation programs. However, we expect the results of such a program, if implemented, to have a negligible effect on company earnings.

The utility sector is another area investors have shied away from in the rising interest rate environment. The Portfolio's exposure to select utilities was driven by attractive yields, not versus bonds, but to other industries. We are particularly focused on nuclear and coal generation stocks, as we expect profitability in these areas to improve. Furthermore, we expect that opportunistic consolidation within the industry will continue, and that investors will spend more time focusing on unappreciated merger and acquisition opportunities.

MARKET OUTLOOK: We currently find the valuation level of the US equity market to be quite attractive. As always, we expect to utilize our disciplined, bottom-up stock selection process, which calls for investing in stocks trading below what we perceive to be their intrinsic value. We believe this approach should allow us to produce attractive risk-adjusted returns over a variety of market cycles.

ING VAN KAMPEN COMSTOCK PORTFOLIO                     PORTFOLIO MANAGERS' REPORT

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGERS, ONLY THROUGH THE END OF THE PERIOD AS STATED ON THE COVER. THE PORTFOLIO MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS. PERFORMANCE DATA REPRESENTS PAST PERFORMANCE AND IS NO ASSURANCE OF FUTURE RESULTS.

PORTFOLIO MANAGEMENT TEAM: A team of portfolio managers including B. Robert Baker, Jr., Managing Director, Jason S. Leder, Executive Director and Kevin C. Holt, Executive Director, Van Kampen, Sub-Adviser.

GOAL: The ING Van Kampen Comstock Portfolio (the "Portfolio") seeks capital growth and income.

PERFORMANCE: For the six months ended June 30, 2004, the Portfolio's Class I, S, and ADV Shares returned 4.62%, 4.54%, and 4.36%, respectively, compared to the Standard & Poor's ("S&P") 500/Barra Value Index, which returned 4.17% for the same period.

PORTFOLIO SPECIFICS: A key factor in the Portfolio's outperformance was favorable stock selection and a substantial underweight in the underperforming financial sector, relative to the S&P 500/Barra Value Index. Additional positives included stock selection in the utilities sector and both stock selection and an overweight in materials stocks. The Portfolio also benefited from an underweight in the consumer discretionary sector and overweights in consumer staples, energy and healthcare. Detracting from relative performance were stock selection in the energy, consumer staples, healthcare and consumer discretionary sectors, an overweight in telecommunications services and underweight in industrials.

MARKET OUTLOOK: The Portfolio's trading activity has been light, with no material changes to sector exposures. As valuations revert to the mean and prices approach fair value, positions will likely be reduced in favor of more attractive names. Growth in economic activity, if sustained, should provide a positive backdrop for further market gains.

ING PARTNERS, INC.
FINANCIAL HIGHLIGHTS

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
        ING AELTUS ENHANCED          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
          INDEX PORTFOLIO               (UNAUDITED)(3)         DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              7.97       $            6.30    $            8.16    $               8.23
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.03                    0.04                 0.03                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.20                    1.70                (1.89)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.23                    1.74                (1.86)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.07)               (0.00)+                    --
   Net realized gain on sale of
     investments                                      --                      --                (0.00)+                    --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.07)               (0.00)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              8.20       $            7.97    $            6.30    $               8.16
                                     ===================       =================    =================    ====================
Total return                                        2.89%(1)               27.74%              (22.76)%                 (0.85)%(1)
Net assets, end of period (000's)    $             2,283       $             650    $             199    $                 10
Ratio of total expenses to average
   net assets                                       0.80%(2)                0.80%                0.80%                   0.80%(2)
Ratio of net investment income to
   average net assets                               0.82%(2)                1.03%                1.08%                   0.66%(2)
Portfolio turnover rate                            51.22%(1)               34.75%               59.73%                   0.00%(1)#

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS THE ING DSI ENHANCED INDEX PORTFOLIO.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

#   ROUNDS TO LESS THAN 0.01%.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
        ING AELTUS ENHANCED          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
          INDEX PORTFOLIO              (UNAUDITED)(3)          DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              7.96       $            6.29    $            8.16    $               8.23
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.02                    0.06                 0.05                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.20                    1.66                (1.92)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.22                    1.72                (1.87)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.05)               (0.00)+                    --
   Net realized gain on sale of
     investments                                      --                      --                (0.00)+                    --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.05)               (0.00)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              8.18       $            7.96    $            6.29    $               8.16
                                     ===================       =================    =================    ====================
Total return                                        2.76%(1)               27.38%              (22.89)%                 (0.85)%(1)
Net assets, end of period (000's)    $            39,078       $          37,612    $          32,443    $             43,927
Ratio of total expenses to average
   net assets                                       1.05%(2)                1.05%                1.05%                   1.05%(2)
Ratio of net investment income to
   average net assets                               0.56%(2)                0.74%                0.57%                   0.44%(2)
Portfolio turnover rate                            51.22%(1)               34.75%               59.73%                   0.00%(1)#

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS THE ING DSI ENHANCED INDEX PORTFOLIO.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN (0.01).

#   ROUNDS TO LESS THAN 0.01%.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
        ING AELTUS ENHANCED          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
          INDEX PORTFOLIO              (UNAUDITED)(3)          DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              7.90       $            6.28    $            8.16    $               8.23
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.02                    0.05                 0.00*                   0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.19                    1.64                (1.88)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.21                    1.69                (1.88)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.07)               (0.00)+                    --
   Net realized gain on sale of
     investments                                      --                      --                (0.00)+                    --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.07)               (0.00)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              8.11       $            7.90    $            6.28    $               8.16
                                     ===================       =================    =================    ====================
Total return                                        2.66%(1)               26.99%              (23.03)%                 (0.85)%(1)
Net assets, end of period (000's)    $             4,955       $           4,669    $           1,036    $                 10
Ratio of total expenses to average
   net assets                                       1.30%(2)                1.30%                1.30%                   1.30%(2)
Ratio of net investment income to
   average net assets                               0.31%(2)                0.50%                0.53%                   0.17%(2)
Portfolio turnover rate                            51.22%(1)               34.75%               59.73%                   0.00%(1)#

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) PRIOR TO JANUARY 23, 2004, THE PORTFOLIO WAS KNOWN AS THE ING DSI ENHANCED INDEX PORTFOLIO.

*   ROUNDS TO LESS THAN $0.01.

+   ROUNDS TO LESS THAN $(0.01).

#   ROUNDS TO LESS THAN 0.01%.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING ALGER AGGRESSIVE          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
         GROWTH PORTFOLIO                (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              7.40       $            5.11    $            7.29    $               7.23
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.03)                  (0.02)               (0.01)                  (0.00)*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.44                    2.31                (2.17)                   0.06
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.41                    2.29                (2.18)                   0.06
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              7.81       $            7.40    $            5.11    $               7.29
                                     ===================       =================    =================    ====================
Total return                                        5.54%(1)               44.81%              (29.90)%                  0.83%(1)
Net assets, end of period (000's)    $            41,599       $          35,010    $           2,644    $                 10
Ratio of total expenses to average
   net assets                                       1.05%(2)                1.05%                1.05%                   1.05%(2)
Ratio of net investment loss to
   average net assets                              (0.78)%(2)              (0.76)%              (0.68)%                 (0.82)%(2)
Portfolio turnover rate                           101.38%(1)              187.33%              327.74%                  58.25%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING ALGER AGGRESSIVE          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
         GROWTH PORTFOLIO                (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              7.36       $            5.09    $            7.29    $               7.23
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.04)                  (0.04)               (0.02)                  (0.00)*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.43                    2.31                (2.18)                   0.06
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.39                    2.27                (2.20)                   0.06
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              7.75       $            7.36    $            5.09    $               7.29
                                     ===================       =================    =================    ====================
Total return                                        5.30%(1)               44.60%              (30.18)%                  0.83%(1)
Net assets, end of period (000's)    $            32,583       $          30,354    $           1,110    $                 10
Ratio of total expenses to average
   net assets                                       1.30%(2)                1.30%                1.30%                   1.30%(2)
Ratio of net investment loss to
   average net assets                              (1.03)%(2)              (1.00)%              (0.90)%                 (0.99)%(2)
Portfolio turnover rate                           101.38%(1)              187.33%              327.74%                  58.25%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING ALGER AGGRESSIVE          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
         GROWTH PORTFOLIO                (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              7.33       $            5.08    $            7.29    $               7.23
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.05)                  (0.07)               (0.07)                  (0.01)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.43                    2.32                (2.14)                   0.07
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.38                    2.25                (2.21)                   0.06
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              7.71       $            7.33    $            5.08    $               7.29
                                     ===================       =================    =================    ====================
Total return                                        5.18%(1)               44.29%              (30.32)%                  0.83%(1)
Net assets, end of period (000's)    $            91,783       $         107,353    $          71,775    $             80,999
Ratio of total expenses to average
   net assets                                       1.55%(2)                1.55%                1.55%                   1.53%(2)
Ratio of net investment loss to
   average net assets                              (1.28)%(2)              (1.24)%              (1.19)%                 (1.28)%(2)
Portfolio turnover rate                           101.38%(1)              187.33%              327.74%                  58.25%(1)

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                  CLASS I                               CLASS S
                                     ----------------------------------    ----------------------------------
                                        FOR THE          PERIOD FROM          FOR THE          PERIOD FROM
                                      SIX MONTHS         MAY 1, 2003        SIX MONTHS         MAY 1, 2003
                                         ENDED          (COMMENCEMENT          ENDED          (COMMENCEMENT
         ING ALGER CAPITAL           JUNE 30, 2004    OF OPERATIONS) TO    JUNE 30, 2004    OF OPERATIONS) TO
      APPRECIATION PORTFOLIO          (UNAUDITED)     DECEMBER 31, 2003     (UNAUDITED)     DECEMBER 31, 2003
-----------------------------------  -------------    -----------------    -------------    -----------------
Net asset value, beginning of
   period                            $       12.13    $           10.00    $       12.11    $           10.00
                                     -------------    -----------------    -------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                       (0.04)               (0.02)           (0.05)               (0.04)
   Net realized and change in
     unrealized gain on investments,
     foreign currency and forward
     foreign currency exchange
     contracts                                0.79                 2.15             0.78                 2.15
                                     -------------    -----------------    -------------    -----------------
        Total income from
          investment operations               0.75                 2.13             0.73                 2.11
                                     -------------    -----------------    -------------    -----------------
Net asset value, end of period       $       12.88    $           12.13    $       12.84    $           12.11
                                     =============    =================    =============    =================
Total return(1)                               6.18%               21.30%            6.12%               21.00%
Net assets, end of period (000's)    $           1    $               1    $           1    $               1
Ratio of total expenses to average
   net assets(2)                              0.90%                0.90%            1.15%                1.15%
Ratio of net investment loss to
   average net assets(2)                     (0.64)%              (0.26)%          (0.81)%              (0.53)%
Portfolio turnover rate(1)                   69.88%              115.88%           69.88%              115.88%

                                                 CLASS ADV
                                     ----------------------------------
                                        FOR THE          PERIOD FROM
                                      SIX MONTHS         MAY 1, 2003
                                         ENDED          (COMMENCEMENT
         ING ALGER CAPITAL           JUNE 30, 2004    OF OPERATIONS) TO
      APPRECIATION PORTFOLIO          (UNAUDITED)     DECEMBER 31, 2003
-----------------------------------  -------------    -----------------
Net asset value, beginning of
   period                            $       12.09    $           10.00
                                     -------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                       (0.07)               (0.06)
   Net realized and change in
     unrealized gain on investments,
     foreign currency and forward
     foreign currency exchange
     contracts                                0.79                 2.15
                                     -------------    -----------------
        Total income from
          investment operations               0.72                 2.09
                                     -------------    -----------------
Net asset value, end of period       $       12.81    $           12.09
                                     =============    =================
Total return(1)                               5.96%               20.90%
Net assets, end of period (000's)    $      43,392    $          42,935
Ratio of total expenses to average
   net assets(2)                              1.40%                1.40%
Ratio of net investment loss to
   average net assets(2)                     (1.05)%              (0.78)%
Portfolio turnover rate(1)                   69.88%              115.88%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS I
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
             ING ALGER               ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
         GROWTH PORTFOLIO                (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              8.90       $            6.62    $            9.85    $               9.92
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    (0.02)                  (0.01)               (0.00)+                  0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.28                    2.29                (3.23)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.26                    2.28                (3.23)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              9.16       $            8.90    $            6.62    $               9.85
                                     ===================       =================    =================    ====================
Total return                                        2.92%(1)               34.44%              (32.79)%                 (0.71)%(1)
Net assets, end of period (000's)    $               936       $             721    $              82    $                 10
Ratio of total expenses to average
   net assets                                       1.00%(2)                1.00%                1.00%                   1.00%(2)
Ratio of net investment income
   (loss) to average net assets                    (0.44)%(2)              (0.21)%              (0.09)%                  0.50%(2)
Portfolio turnover rate                            93.57%(1)              168.93%              245.27%                   6.09%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.
+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
             ING ALGER               ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
          INDEX PORTFOLIO                (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              8.85       $            6.60    $            9.85    $               9.92
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    (0.03)                  (0.02)               (0.01)                   0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.28                    2.27                (3.24)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.25                    2.25                (3.25)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              9.10       $            8.85    $            6.60    $               9.85
                                     ===================       =================    =================    ====================
Total return                                        2.83%(1)               34.29%              (33.10)%                 (0.71)%(1)
Net assets, end of period (000's)    $             4,139       $           2,874    $             321    $                 10
Ratio of total expenses to average
   net assets                                       1.25%(2)                1.25%                1.25%                   1.25%(2)
Ratio of net investment income
   (loss) to average net assets                    (0.69)%(2)              (0.45)%              (0.31)%                  0.17%(2)
Portfolio turnover rate                            93.57%(1)              168.93%              245.27%                   6.09%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
            ING ALGER                ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
         GROWTH PORTFOLIO                (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $              8.81       $            6.58    $            9.85    $               9.92
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.04)                  (0.05)               (0.05)                  (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.28                    2.28                (3.22)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.24                    2.23                (3.27)                  (0.07)
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $              9.05       $            8.81    $            6.58    $               9.85
                                     ===================       =================    =================    ====================
Total return                                        2.72%(1)               33.89%              (33.20)%                 (0.71)%(1)
Net assets, end of period (000's)    $            46,519       $          53,998    $          45,533    $             38,319
Ratio of total expenses to average
   net assets                                       1.50%(2)                1.50%                1.50%                   1.48%(2)
Ratio of net investment loss to
   average net assets                             (0.95)%(2)               (0.70)%              (0.65)%                 (0.06)%(2)
Portfolio turnover rate                            93.57%(1)              168.93%              245.27%                   6.09%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS I
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
              ING AMERICAN CENTURY                            ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
            SMALL CAP VALUE PORTFOLIO                             (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             10.77      $            8.16   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.03                   0.02                0.01
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             1.01                   2.89               (1.84)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       1.04                   2.91               (1.83)
                                                              -------------------      -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                  (0.03)              (0.01)
   Net realized gain on sale of investments                                    --                  (0.27)                 --
                                                              -------------------      -----------------   -----------------
        Total distributions                                                    --                  (0.30)              (0.01)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             11.81      $           10.77   $            8.16
                                                              ===================      =================   =================
Total return                                                                 9.66%(1)              35.84%             (18.36)%(1)
Net assets, end of period (000's)                             $            15,758      $           8,007   $             669
Ratio of net expenses to average net assets                                  1.30%(2)               1.32%               1.40%(2)
Ratio of net investment income to average net assets                         0.52%(2)               0.53%               0.48%(2)
Ratio of gross expenses prior to expense reimbursements                      1.40%(2)               1.40%                 --
Ratio of net investment income to average net assets prior
   to expense reimbursements                                                 0.42%(2)               0.45%                 --
Portfolio turnover rate                                                     46.62%(1)             136.81%              70.04%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS S
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
              ING AMERICAN CENTURY                            ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
            SMALL CAP VALUE PORTFOLIO                             (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             10.76      $            8.15   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.01                   0.02                0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             1.01                   2.87               (1.85)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       1.02                   2.89               (1.85)
                                                              -------------------      -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                  (0.01)              (0.00)+
   Net realized gain on sale of investments                                    --                  (0.27)                 --
                                                              -------------------      -----------------   -----------------
        Total distributions                                                    --                  (0.28)              (0.00)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             11.78      $           10.76   $            8.15
                                                              ===================      =================   =================
Total return                                                                 9.48%(1)              35.49%             (18.48)%(1)
Net assets, end of period (000's)                             $            26,239      $          12,363   $           6,324
Ratio of net expenses to average net assets                                  1.55%(2)               1.57%               1.65%(2)
Ratio of net investment income to average net assets                         0.27%(2)               0.23%               0.09%(2)
Ratio of gross expenses prior to expense reimbursements                      1.65%(2)               1.65%                 --
Ratio of net investment income to average net assets prior
   to expense reimbursements                                                 0.17%(2)               0.15%                 --
Portfolio turnover rate                                                     46.62%(1)             136.81%              70.04%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.
+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS ADV
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                              (COMMENCEMENT
              ING AMERICAN CENTURY                            ENDED JUNE 30, 2004           YEAR ENDED      OF OPERATIONS) TO
            SMALL CAP VALUE PORTFOLIO                             (UNAUDITED)           DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------       -----------------   -----------------
Net asset value, beginning of period                          $             10.71       $            8.13   $           10.00
                                                              -------------------       -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                            (0.00)!                   0.01                0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             1.01                    2.84               (1.86)
                                                              -------------------       -----------------   -----------------
        Total income (loss) from investment operations                       1.01                    2.85               (1.86)
                                                              -------------------       -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                   (0.00)!             (0.01)
   Net realized gain on sale of investments                                    --                   (0.27)                 --
                                                              -------------------       -----------------   -----------------
        Total distributions                                                    --                   (0.27)              (0.01)
                                                              -------------------       -----------------   -----------------
Net asset value, end of period                                $             11.72       $           10.71   $            8.13
                                                              ===================       =================   =================
Total return                                                                 9.43%(1)               35.08%             (18.62)%(1)
Net assets, end of period (000's)                             $             4,565       $           2,843   $             815
Ratio of net expenses to average net assets                                  1.80%(2)                1.82%               1.90%(2)
Ratio of net investment income (loss) to average net assets                 (0.00)%(2)#              0.00%+              0.06%(2)
Ratio of gross expenses prior to expense reimbursements                      1.90%(2)                1.90%                 --
Ratio of net investment income to average net assets prior
   to expense reimbursements                                                (0.10)%(2)              (0.08)%                --
Portfolio turnover rate                                                     46.62%(1)              136.81%              70.04%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.
+   ROUNDS TO LESS THAN 0.01%.
!   ROUNDS TO LESS THAN $(0.01).
#   ROUNDS TO LESS THAN (0.01)%.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS I
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                  ING BARON SMALL                             ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
                CAP GROWTH PORTFOLIO                              (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.74      $            8.77   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                      (0.03)                 (0.05)              (0.03)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             1.22                   3.02               (1.20)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       1.19                   2.97               (1.23)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             12.93      $           11.74   $            8.77
                                                              ===================      =================   =================
Total return                                                                10.14%(1)              33.87%             (12.30)%(1)
Net assets, end of period (000's)                             $            19,195      $          10,522   $             706
Ratio of net expenses to average net assets                                  1.20%(2)               1.21%               1.25%(2)
Ratio of net investment loss to average net assets                          (0.62)%(2)             (0.90)%             (1.01)%(2)
Ratio of gross expenses prior to expense reimbursements                      1.25%(2)               1.25%                 --
Ratio of net investment income to average net assets prior
   to expense reimbursements                                                (0.67)%(2)              0.94)%                --
Portfolio turnover rate                                                     12.20%(1)              18.55%              12.42%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS S
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                   ING BARON SMALL                            ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
                 CAP GROWTH PORTFOLIO                             (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.69      $            8.76   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                      (0.04)                 (0.07)              (0.06)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             1.20                   3.00               (1.18)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       1.16                   2.93               (1.24)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             12.85      $           11.69   $            8.76
                                                              ===================      =================   =================
Total return                                                                 9.92%(1)              33.45%             (12.40)%(1)
Net assets, end of period (000's)                             $            73,766      $          44,200   $           7,793
Ratio of net expenses to average net assets                                  1.45%(2)               1.46%               1.50%(2)
Ratio of net investment loss to average net assets                          (0.87)%(2)             (1.15)%             (1.23)%(2)
Ratio of gross expenses prior to expense reimbursements                      1.50%(2)               1.50%                 --
Ratio of net investment income to average net assets prior
   to expense reimbursements                                                (0.92)%(2)             (1.19)%                --
Portfolio turnover rate                                                     12.20%(1)              18.55%              12.42%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS ADV
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                    ING BARON SMALL                           ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
                 CAP GROWTH PORTFOLIO                             (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.64      $            8.74   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                                                      (0.06)                 (0.12)              (0.02)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             1.20                   3.02               (1.24)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       1.14                   2.90               (1.26)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             12.78      $           11.64   $            8.74
                                                              ===================      =================   =================
Total return                                                                 9.79%(1)              33.18%             (12.60)%(1)
Net assets, end of period (000's)                             $             6,305      $           3,950   $           2,131
Ratio of net expenses to average net assets                                  1.70%(2)               1.71%               1.75%(2)
Ratio of net investment loss to average net assets                          (1.13)%(2)             (1.42)%             (1.56)%(2)
Ratio of gross expenses prior to expense reimbursements                      1.75%(2)               1.75%                 --
Ratio of net investment income to average net assets prior
   to expense reimbursements                                                (1.18)%(2)             (1.46)%                --
Portfolio turnover rate                                                     12.20%(1)              18.55%              12.42%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
        ING GOLDMAN SACHS(R)         ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
      CAPITAL GROWTH PORTFOLIO           (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             10.40       $            8.40    $           11.15    $              11.24
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    (0.01)                   0.02                 0.01                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.32                    1.98                (2.76)                  (0.09)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.31                    2.00                (2.75)                  (0.09)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                      --                (0.00)+                    --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                      --                (0.00)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             10.71       $           10.40    $            8.40    $              11.15
                                     ===================       =================    =================    ====================
Total return                                        2.98%(1)               23.81%              (24.65)%                 (0.80)%(1)
Net assets, end of period (000's)    $             1,819       $           1,210    $             173    $                 10
Ratio of total expenses to average
   net assets                                       1.05%(2)                1.05%                1.05%                   1.05%(2)
Ratio of net investment income
   (loss) to average net assets                    (0.07)%(2)               0.30%                0.45%                   0.50%(2)
Portfolio turnover rate                            28.93%(1)               22.77%               31.98%                   1.11%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.
+   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
        ING GOLDMAN SACHS(R)         ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
      CAPITAL GROWTH PORTFOLIO           (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             10.36       $            8.38    $           11.15    $              11.24
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    (0.02)                   0.01                (0.01)                   0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.31                    1.97                (2.76)                  (0.09)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.29                    1.98                (2.77)                  (0.09)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                      --                (0.00)+                    --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                      --                (0.00)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             10.65       $           10.36    $            8.38    $              11.15
                                     ===================       =================    =================    ====================
Total return                                        2.80%(1)               23.63%              (24.84)%                 (0.80)%(1)
Net assets, end of period (000's)    $            84,883       $          90,005    $          78,023    $            103,118
Ratio of total expenses to average
   net assets                                       1.30%(2)                1.30%                1.30%                   1.30%(2)
Ratio of net investment income
   (loss) to average net assets                    (0.33)%(2)               0.06%               (0.08)%                  0.07%(2)
Portfolio turnover rate                            28.93%(1)               22.77%               31.98%                   1.11%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.
+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING GOLDMAN SACHS(R)          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
     CAPITAL GROWTH PORTFOLIO            (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             10.36       $            8.41    $           11.15    $              11.24
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.03)                  (0.02)               (0.00)+                 (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.31                    1.97                (2.74)                  (0.09)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.28                    1.95                (2.74)                  (0.09)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                      --                (0.00)+                    --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                      --                (0.00)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             10.64       $           10.36    $            8.41    $              11.15
                                     ===================       =================    =================    ====================
Total return                                        2.70%(1)               23.19%              (24.56)%                 (0.80)%(1)
Net assets, end of period (000's)    $             5,672       $           5,299    $           4,124    $                 10
Ratio of total expenses to average
   net assets                                       1.55%(2)                1.55%                1.55%                   1.55%(2)
Ratio of net investment loss to
   average net assets                              (0.58)%(2)              (0.19)%              (0.09)%                 (0.03)%(2)
Portfolio turnover rate                            28.93%(1)               22.77%               31.98%                   1.11%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
+   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                 CLASS I                               CLASS S
                                     ----------------------------------    ----------------------------------
                                        FOR THE          PERIOD FROM          FOR THE          PERIOD FROM
                                      SIX MONTHS         MAY 1, 2003        SIX MONTHS         MAY 1, 2003
                                         ENDED          (COMMENCEMENT          ENDED          (COMMENCEMENT
       ING GOLDMAN SACHS(R)          JUNE 30, 2004    OF OPERATIONS) TO    JUNE 30, 2004    OF OPERATIONS) TO
       CORE EQUITY PORTFOLIO          (UNAUDITED)     DECEMBER 31, 2003     (UNAUDITED)     DECEMBER 31, 2003
-----------------------------------  -------------    -----------------    -------------    -----------------
Net asset value, beginning of
   period                            $       12.46    $           10.00    $       12.44    $           10.00
                                     -------------    -----------------    -------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)               0.04                 0.06             0.03                 0.04
   Net realized and change in
     unrealized gain on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                       0.56                 2.40             0.55                 2.40
                                     -------------    -----------------    -------------    -----------------
        Total income from
          investment operations               0.60                 2.46             0.58                 2.44
                                     -------------    -----------------    -------------    -----------------
Net asset value, end of period       $       13.06    $           12.46    $       13.02    $           12.44
                                     =============    =================    =============    =================
Total return(1)                               4.82%               24.60%            4.66%               24.40%
Net assets, end of period (000's)    $           1    $               1    $      99,880    $          96,497
Ratio of total expenses to average
   net assets(2)                              0.90%                0.90%            1.15%                1.15%
Ratio of net investment income to
   average net assets(2)                      0.63%                0.80%            0.49%                0.53%
Portfolio turnover rate(1)                   44.43%               66.39%           44.43%               66.39%

                                               CLASS ADV
                                     ----------------------------------
                                        FOR THE          PERIOD FROM
                                      SIX MONTHS         MAY 1, 2003
                                         ENDED          (COMMENCEMENT
       ING GOLDMAN SACHS(R)          JUNE 30, 2004    OF OPERATIONS) TO
       CORE EQUITY PORTFOLIO          (UNAUDITED)     DECEMBER 31, 2003
-----------------------------------  -------------    -----------------
Net asset value, beginning of
   period                            $       12.42    $           10.00
                                     -------------    -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)              (0.00)*               0.02
   Net realized and change in
     unrealized gain on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                       0.56                 2.40
                                     -------------    -----------------
        Total income from
          investment operations               0.56                 2.42
                                     -------------    -----------------
Net asset value, end of period       $       12.98    $           12.42
                                     =============    =================
Total return(1)                               4.51%               24.20%
Net assets, end of period (000's)    $          19    $               1
Ratio of total expenses to average
   net assets(2)                              1.40%                1.40%
Ratio of net investment income to
   average net assets(2)                      0.45%                0.27%
Portfolio turnover rate(1)                   44.43%               66.39%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                CLASS I
                                     -----------------------------------------------------------
                                        FOR THE
                                      SIX MONTHS
                                         ENDED
       ING JPMORGAN FLEMING          JUNE 30, 2004        YEAR ENDED            YEAR ENDED
      INTERNATIONAL PORTFOLIO         (UNAUDITED)      DECEMBER 31, 2003    DECEMBER 31, 2002(3)
-----------------------------------  -------------     -----------------    --------------------
Net asset value, beginning of
   period                            $       10.47     $            8.16       $       10.03
                                     -------------     -----------------       -------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income                      0.14                  0.14                0.06
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                       0.23                  2.26               (1.88)
                                     -------------     -----------------       -------------
       Total income (loss)  from
         investment operations                0.37                  2.40               (1.82)
                                     -------------     -----------------       -------------
LESS DISTRIBUTIONS:
   Net investment income                        --                 (0.09)              (0.05)
   Net realized gain on sale of
     investments                                --                    --                  --
                                     -------------     -----------------       -------------
        Total distributions                     --                 (0.09)              (0.05)
                                     -------------     -----------------       -------------
Net asset value, end of period       $       10.84     $           10.47       $        8.16
                                     =============     =================       =============
Total return                                  3.53%(1)             29.45%             (18.08)%
Net assets, end of period (000's)    $     335,651     $         338,566       $     282,054
Ratio of total expenses to average
   net assets                                 1.00%(2)              1.00%               1.00%
Ratio of net investment income
   to average net assets                      2.34%(2)              1.56%               0.65%
Portfolio turnover rate                      10.39%(1)             23.06%             173.74%

                                                            CLASS I
                                     -------------------------------------------------------
       ING JPMORGAN FLEMING             YEAR ENDED         YEAR ENDED         YEAR ENDED
      INTERNATIONAL PORTFOLIO        DECEMBER 31, 2001  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------  -----------------    -------------    -----------------
Net asset value, beginning of
   period                            $           18.44    $       25.49    $           16.76
                                     -----------------    -------------    -----------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income                          0.06             0.04                 0.12
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                          (4.64)           (4.91)                9.44
                                     -----------------    -------------    -----------------
       Total income (loss)  from
         investment operations                   (4.58)           (4.87)                9.56
                                     -----------------    -------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                         (0.05)           (0.11)               (0.02)
   Net realized gain on sale of
     investments                                 (3.78)           (2.07)               (0.81)
                                     -----------------    -------------    -----------------
        Total distributions                      (3.83)           (2.18)               (0.83)
                                     -----------------    -------------    -----------------
Net asset value, end of period       $           10.03    $       18.44    $           25.49
                                     =================    =============    =================
Total return                                    (26.93)%         (19.59)%              58.41%
Net assets, end of period (000's)    $         369,992    $     557,941    $         704,999
Ratio of total expenses to average
   net assets                                     1.01%            1.00%                1.00%
Ratio of net investment income
   to average net assets                          0.44%            0.22%                0.70%
Portfolio turnover rate                          96.70%           76.54%               82.03%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING JPMORGAN FLEMING          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
      INTERNATIONAL PORTFOLIO            (UNAUDITED)           DECEMBER 31, 2003   DECEMBER 31, 2002(3)  TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------   --------------------  --------------------
Net asset value, beginning of
   period                            $             10.44       $            8.15    $           10.04    $              10.18
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.08                   (0.05)                0.02                   (0.00)*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.28                    2.43                (1.86)                  (0.14)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.36                    2.38                (1.84)                  (0.14)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.09)               (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.09)               (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             10.80       $           10.44    $            8.15    $              10.04
                                     ===================       =================    =================    ====================
Total return                                        3.45%(1)               29.38%              (18.29)%            (1.38)%(1)
Net assets, end of period (000's)    $            55,315       $           8,034    $              18    $                 10
Ratio of total expenses to average
   net assets                                       1.25%(2)                1.25%                1.25%                   1.25%(2)
Ratio of net investment income
   (loss) to average net assets                     2.94%(2)               (0.21)%               0.24%                  (0.34)%(2)
Portfolio turnover rate                            10.39%(1)               23.06%              173.74%                  96.70%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING JPMORGAN FLEMING          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
      INTERNATIONAL PORTFOLIO            (UNAUDITED)           DECEMBER 31, 2003   DECEMBER 31, 2002(3)  TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------   --------------------  --------------------
Net asset value, beginning of
   period                            $             10.40       $            8.13    $           10.03    $              10.18
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.10                    0.05                (0.04)                  (0.00)*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.24                    2.30                (1.81)                  (0.15)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.34                    2.35                (1.85)                  (0.15)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.08)               (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.08)               (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             10.74       $           10.40    $            8.13    $              10.03
                                     ===================       =================    =================    ====================
Total return                                        3.37%(1)               28.98%              (18.48)%                 (1.47)%(1)
Net assets, end of period (000's)    $             1,303       $           1,184    $             485    $                 10
Ratio of total expenses to average
   net assets                                       1.50%(2)                1.50%                1.50%                   1.50%(2)
Ratio of net investment income
   (loss) to average net assets                     1.85%(2)                0.86%               (0.45)%                 (0.67)%(2)
Portfolio turnover rate                            10.39%(1)               23.06%              173.74%                  96.70%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
*   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS I
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                     ING JPMORGAN                             ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
               MID CAP VALUE PORTFOLIO                            (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.91      $            9.24   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.02                   0.05                0.02
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             0.88                   2.75               (0.75)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       0.90                   2.80               (0.73)
                                                              -------------------      -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                  (0.05)              (0.03)
   Net realized gain on sale of investments                                    --                  (0.08)                 --
                                                              -------------------      -----------------   -----------------
        Total distributions                                                    --                  (0.13)              (0.03)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             12.81      $           11.91   $            9.24
                                                              ===================      =================   =================
Total return                                                                 7.56%(1)              30.31%              (7.30)%(1)
Net assets, end of period (000's)                             $            30,425      $          16,662   $             957
Ratio of total expenses to average net assets                                1.10%(2)               1.10%               1.10%(2)
Ratio of net investment income to average net assets                         0.46%(2)               1.04%               0.85%(2)
Portfolio turnover rate                                                     23.90%(1)              44.14%              30.55%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS S
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                   ING JPMORGAN                               ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
              MID CAP VALUE PORTFOLIO                             (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.89      $            9.23   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.01                   0.04                0.02
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             0.88                   2.73               (0.77)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       0.89                   2.77               (0.75)
                                                              -------------------      -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                  (0.03)              (0.02)
   Net realized gain on sale of investments                                    --                  (0.08)                 --
                                                              -------------------      -----------------   -----------------
        Total distributions                                                    --                  (0.11)              (0.02)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             12.78      $           11.89   $            9.23
                                                              ===================      =================   =================
Total return                                                                 7.49%(1)              30.05%              (7.53)%(1)
Net assets, end of period (000's)                             $            29,057      $          16,372   $           6,027
Ratio of total expenses to average net assets                                1.35%(2)               1.35%               1.35%(2)
Ratio of net investment income to average net assets                         0.21%(2)               0.61%               0.35%(2)
Portfolio turnover rate                                                     23.90%(1)              44.14%              30.55%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS ADV
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                  ING JPMORGAN                                ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
             MID CAP VALUE PORTFOLIO                              (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.86      $            9.22   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                             (0.00)*                 0.03                0.01
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             0.87                   2.70               (0.77)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       0.87                   2.73               (0.76)
                                                              -------------------      -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                  (0.01)              (0.02)
   Net realized gain on sale of investments                                    --                  (0.08)                 --
                                                              -------------------      -----------------   -----------------
        Total distributions                                                    --                  (0.09)              (0.02)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             12.73      $           11.86   $            9.22
                                                              ===================      =================   =================
Total return                                                                 7.34%(1)              29.68%              (7.64)%(1)
Net assets, end of period (000's)                             $             2,808      $           1,354   $             331
Ratio of total expenses to average net assets                                1.60%(2)               1.60%               1.60%(2)
Ratio of net investment income (loss) to average net assets                 (0.03)%(2)              0.36%               0.26%(2)
Portfolio turnover rate                                                     23.90%(1)              44.14%              30.55%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                              CLASS I
                                    -------------------------------------------------------------
                                        FOR THE
                                      SIX MONTHS
                                         ENDED
          ING MFS CAPITAL            JUNE 30, 2004          YEAR ENDED            YEAR ENDED
      OPPORTUNITIES PORTFOLIO       (UNAUDITED)(3)     DECEMBER 31, 2003(3)  DECEMBER 31, 2002(3)
----------------------------------- --------------     --------------------  --------------------
Net asset value, beginning of
   period                            $       24.21     $             18.94   $           27.12
                                     -------------     -------------------   -----------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)               0.06                    0.10                0.04
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                       0.85                    5.21               (8.22)
                                     -------------     -------------------   -----------------
        Total income (loss) from
          investment operations               0.91                    5.31               (8.18)
                                     -------------     -------------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                        --                   (0.04)                 --
   Net realized gain on sale of
     investments                                --                      --                  --
                                     -------------     -------------------   -----------------
        Total distributions                     --                   (0.04)                 --
                                     -------------     -------------------   --- -------------
Net asset value, end of period       $       25.12     $             24.21   $           18.94
                                     =============     ===================   =================
Total return                                  3.76%(1)               28.07%             (30.16)%
Net assets, end of period (000's)    $     241,379     $           247,542   $         212,841
Ratio of total expenses to average
   net assets                                 0.90%(2)                0.90%               0.90%
Ratio of net investment income
   (loss) to average net assets               0.49%(2)                0.47%               0.19%
Portfolio turnover rate                      43.84%(1)               64.97%             151.07%

                                                            CLASS I
                                    -----------------------------------------------------------
          ING MFS CAPITAL               YEAR ENDED          YEAR ENDED            YEAR ENDED
      OPPORTUNITIES PORTFOLIO       DECEMBER 31, 2001   DECEMBER 31, 2000     DECEMBER 31, 1999
----------------------------------  -----------------   -----------------     -----------------
Net asset value, beginning of
   period                            $          44.41   $           54.77     $           37.86
                                     ----------------   -----------------     -----------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)                 (0.03)              (0.12)                (0.08)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                        (10.25)              (2.08)                18.22
                                     ----------------   -----------------     -----------------
        Total income (loss) from
          investment operations                (10.28)              (2.20)                18.14
                                     ----------------   -----------------     -----------------
LESS DISTRIBUTIONS:
   Net investment income                           --                  --                 (0.05)
   Net realized gain on sale of
     investments                                (7.01)              (8.16)                (1.18)
                                     ----------------   -----------------     -----------------
        Total distributions                     (7.01)              (8.16)                (1.23)
                                     ----------------   -----------------     -----------------
Net asset value, end of period       $          27.12   $           44.41     $           54.77
                                     ================   =================     =================
Total return                                   (24.75)%             (5.72)%               48.79%
Net assets, end of period (000's)    $        351,204   $         440,433     $         323,059
Ratio of total expenses to average
   net assets                                    0.90%               0.90%                 0.90%
Ratio of net investment income
   (loss) to average net assets                 (0.09)%             (0.28)%               (0.20)%
Portfolio turnover rate                        105.61%             119.72%               170.59%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                            CLASS S
                                    -------------------------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                    FOR THE SIX MONTHS                                                       (COMMENCEMENT
          ING MFS CAPITAL           ENDED JUNE 30, 2004           YEAR ENDED            YEAR ENDED           OF OPERATIONS)
      OPPORTUNITIES PORTFOLIO         (UNAUDITED)(3)         DECEMBER 31, 2003(3)  DECEMBER 31, 2002(3)   TO DECEMBER 31, 2001
----------------------------------- -------------------      --------------------  --------------------   ---------------------
Net asset value, beginning of
   period                           $             24.09       $             18.89     $           27.11    $              27.21
                                    -------------------       -------------------     -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    0.03                      0.05                  0.02                   (0.00)*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                            0.84                      5.19                 (8.24)                  (0.10)
                                    -------------------       -------------------     -----------------    --------------------
        Total income (loss) from
          investment operations                    0.87                      5.24                 (8.22)                  (0.10)
                                    -------------------       -------------------     -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                             --                     (0.04)                   --                      --
                                    -------------------       -------------------     -----------------    --------------------
        Total distributions                          --                     (0.04)                   --                      --
                                    -------------------       -------------------     -----------------    --------------------
Net asset value, end of period      $             24.96       $             24.09     $           18.89    $              27.11
                                    ===================       ===================     =================    ====================
Total return                                       3.61%(1)                 27.74%               (30.35)%                 (0.37)%(1)
Net assets, end of period (000's)   $               454       $               391     $              80    $                 10
Ratio of total expenses to average
   net assets                                      1.15%(2)                  1.15%                 1.15%                   1.15%(2)
Ratio of net investment income
   (loss) to average net assets                    0.24%(2)                  0.21%                 0.08%                  (0.03)%(2)
Portfolio turnover rate                           43.84%(1)                 64.97%               151.07%                 105.61%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
 *  ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                    ---------------------------------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                    FOR THE SIX MONTHS                                                        (COMMENCEMENT
          ING MFS CAPITAL           ENDED JUNE 30, 2004            YEAR ENDED            YEAR ENDED           OF OPERATIONS)
      OPPORTUNITIES PORTFOLIO          (UNAUDITED)(3)        DECEMBER 31, 2003(3)   DECEMBER 31, 2002(3)    TO DECEMBER 31, 2001
----------------------------------- -------------------      --------------------   --------------------   ----------------------
Net asset value, beginning of
   period                           $             23.98      $              18.84   $              27.11   $              27.21
                                    -------------------      --------------------   --------------------   --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                            (0.00)*                   (0.01)                 (0.01)                 (0.01)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                            0.91                      5.17                  (8.26)                 (0.09)
                                    -------------------      --------------------   --------------------   --------------------
        Total income (loss) from
          investment operations                    0.91                      5.16                  (8.27)                 (0.10)
                                    -------------------      --------------------   --------------------   --------------------
LESS DISTRIBUTIONS:
   Net investment income                             --                     (0.02)                    --                     --
                                    -------------------      --------------------   --------------------   --------------------
        Total distributions                          --                     (0.02)                    --                     --
                                    -------------------      --------------------   --------------------   --------------------
Net asset value, end of period      $             24.89      $              23.98   $              18.84   $              27.11
                                    ===================      ====================   ====================   ====================
Total return                                       3.50%(1)                 27.39%                (30.51)%                (0.37)%(1)
Net assets, end of period (000's)   $               329      $                159   $                 54   $                 10
Ratio of total expenses to average
   net assets                                      1.40%(2)                  1.40%                  1.40%                  1.40%(2)
Ratio of net investment loss to
   average net assets                             (0.01)%(2)                (0.04)%                (0.06)%                (0.33)%(2)
Portfolio turnover rate                           43.84%(1)                 64.97%                151.07%                105.61%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
 *  ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS I
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                       ING MFS GLOBAL                         ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
                      GROWTH PORTFOLIO                            (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.23      $            8.40   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.03                   0.00*               0.02
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             0.30                   2.83               (1.62)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       0.33                   2.83               (1.60)
                                                              -------------------      -----------------   -----------------
LESS DISTRIBUTIONS:

   Net investment income                                                       --                  (0.00)+                --
                                                              -------------------      -----------------   -----------------
        Total distributions                                                    --                  (0.00)+                --
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             11.56      $           11.23   $            8.40
                                                              ===================      =================   =================
Total return                                                                 2.94%(1)              33.73%             (16.00)%(1)
Net assets, end of period (000's)                             $               653      $             426   $              89
Ratio of total expenses to average net assets                                1.20%(2)               1.20%               1.20%(2)
Ratio of net investment income to average net assets                         0.74%(2)               0.22%               0.33%(2)
Portfolio turnover rate                                                     59.86%(1)             157.47%              87.08%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
 *  ROUNDS TO LESS THAN $0.01.
 +  ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS S
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                       ING MFS GLOBAL                         ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
                      GROWTH PORTFOLIO                            (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.06      $            8.39   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.02                   0.02                0.00*
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             0.29                   2.65               (1.61)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       0.31                   2.67               (1.61)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             11.37      $           11.06   $            8.39
                                                              ===================      =================   =================
Total return                                                                 2.80%(1)              31.82%             (16.10)%(1)
Net assets, end of period (000's)                             $            15,595      $          14,291   $           8,516
Ratio of total expenses to average net assets                                1.45%(2)               1.45%               1.45%(2)
Ratio of net investment income to average net assets                         0.42%(2)               0.19%               0.07%(2)
Portfolio turnover rate                                                     59.86%(1)             157.47%              87.08%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
 *  ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                         CLASS ADV
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                             (COMMENCEMENT
                       ING MFS GLOBAL                         ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
                      GROWTH PORTFOLIO                            (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
------------------------------------------------------------  -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             11.02      $            8.38   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                                              0.01                   0.00*              (0.01)
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             0.28                   2.64               (1.61)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       0.29                   2.64               (1.62)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             11.31      $           11.02   $            8.38
                                                              ===================      =================   =================
Total return                                                                 2.63%(1)              31.50%             (16.20)%(1)
Net assets, end of period (000's)                             $               980      $             856   $             665
Ratio of total expenses to average net assets                                1.70%(2)               1.70%               1.70%(2)
Ratio of net investment income (loss) to average net assets                  0.19%(2)               0.01%              (0.43)%(2)
Portfolio turnover rate                                                     59.86%(1)             157.47%              87.08%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
 *  ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
        ING OPCAP BALANCED           ENDED JUNE 30, 2004           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
         VALUE PORTFOLIO                 (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             12.32       $            9.66    $           12.40    $              12.55
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.08                    0.10                 0.07                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.49                    2.84                (2.68)                  (0.15)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.57                    2.94                (2.61)                  (0.15)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.28)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                (0.12)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.28)               (0.13)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             12.89       $           12.32    $            9.66    $              12.40
                                     ===================       =================    =================    ====================
Total return                                        4.63%(1)               30.72%              (21.06)%                 (1.20)%(1)
Net assets, end of period (000's)    $             2,913       $           1,064    $             196    $                 10
Ratio of total expenses to average
   net assets                                       1.00%(2)                1.00%                1.00%                   1.00%(2)
Ratio of net investment income to
   average net assets                               0.65%(2)                1.12%                2.11%                   0.67%(2)
Portfolio turnover rate                            60.17%(1)              124.56%              133.43%                   7.53%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
         ING OPCAP BALANCED          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
          VALUE PORTFOLIO                (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
----------------------------------   -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             12.29       $            9.64    $           12.40    $              12.55
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.02                    0.11                 0.23                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.53                    2.79                (2.86)                  (0.15)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.55                    2.90                (2.63)                  (0.15)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.25)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                (0.12)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.25)               (0.13)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             12.84       $           12.29    $            9.64    $              12.40
                                     ===================       =================    =================    ====================
Total return                                        4.48%(1)               30.32%              (21.23)%                 (1.20)%(1)
Net assets, end of period (000's)    $           153,492       $         140,554    $         102,619    $            143,306
Ratio of total expenses to average
   net assets                                       1.25%(2)                1.25%                1.25%                   1.27%(2)
Ratio of net investment income to
   average net assets                               0.40%(2)                1.00%                1.85%                   0.52%(2)
Portfolio turnover rate                            60.17%(1)              124.56%              133.43%                   7.53%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
         ING OPCAP BALANCED          ENDED JUNE 30, 2004           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
          VALUE PORTFOLIO                (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             12.21       $            9.61    $           12.40    $              12.55
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.03                    0.09                 0.05                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.50                    2.77                (2.71)                  (0.15)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.53                    2.86                (2.66)                  (0.15)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.26)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                (0.12)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.26)               (0.13)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             12.74       $           12.21    $            9.61    $              12.40
                                     ===================       =================    =================    ====================
Total return                                        4.34%(1)               30.08%              (21.46)%                 (1.20)%(1)
Net assets, end of period (000's)    $             3,451       $           2,665    $           1,756    $                 10
Ratio of total expenses to average
   net assets                                       1.50%(2)                1.50%                1.50%                   1.50%(2)
Ratio of net investment income to
   average net assets                               0.15%(2)                0.74%                1.40%                   0.21%(2)
Portfolio turnover rate                            60.17%(1)              124.56%              133.43%                   7.53%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS I
                                                              ---------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                               MAY 1, 2002
                                                              FOR THE SIX MONTHS                              (COMMENCEMENT
                    ING PIMCO                                 ENDED JUNE 30, 2004          YEAR ENDED       OF OPERATIONS) TO
              TOTAL RETURN PORTFOLIO                            (UNAUDITED)(3)        DECEMBER 31, 2003(3)  DECEMBER 31, 2002
-------------------------------------------------------       -------------------     --------------------  -----------------
Net asset value, beginning of period                          $             10.62     $              10.55   $          10.00
                                                              -------------------     --------------------   ----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.06                     0.29               0.09
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                            (0.02)                    0.17               0.73
                                                              -------------------     --------------------   ----------------
        Total income from investment operations                              0.04                     0.46               0.82
                                                              -------------------     --------------------   ----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                    (0.32)             (0.16)
   Net realized gain on sale of investments                                    --                    (0.07)             (0.11)
                                                              -------------------     --------------------   ----------------
        Total distributions                                                    --                    (0.39)             (0.27)
                                                              -------------------     --------------------   ----------------
Net asset value, end of period                                $             10.66     $              10.62   $          10.55
                                                              ===================     ====================   ================
Total return                                                                 0.38%(1)                 4.36%              8.21%(1)
Net assets, end of period (000's)                             $            62,867     $             43,987   $          8,026
Ratio of total expenses to average net assets                                0.85%(2)                 0.85%              0.85%(2)
Ratio of net investment income to average net assets                         1.08%(2)                 2.67%              2.99%(2)
Portfolio turnover rate                                                    118.83%(1)               471.09%            419.33%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS S
                                                              ---------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                               MAY 1, 2002
                                                              FOR THE SIX MONTHS                              (COMMENCEMENT
                      ING PIMCO                               ENDED JUNE 30, 2004          YEAR ENDED       OF OPERATIONS) TO
               TOTAL RETURN PORTFOLIO                           (UNAUDITED)(3)        DECEMBER 31, 2003(3)  DECEMBER 31, 2002
-------------------------------------------------------       -------------------     --------------------  -----------------
Net asset value, beginning of period                          $             10.61     $              10.55   $          10.00
                                                              -------------------     --------------------   ----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.04                     0.22               0.14
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                            (0.02)                    0.21               0.67
                                                              -------------------     --------------------   ----------------
        Total income from investment operations                              0.02                     0.43               0.81
                                                              -------------------     --------------------   ----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                    (0.30)             (0.15)
   Net realized gain on sale of investments                                    --                    (0.07)             (0.11)
                                                              -------------------     --------------------   ----------------
        Total distributions                                                    --                    (0.37)             (0.26)
                                                              -------------------     --------------------   ----------------
Net asset value, end of period                                $             10.63     $              10.61   $          10.55
                                                              ===================     ====================   ================
Total return                                                                 0.19%(1)                 4.06%              8.07%(1)
Net assets, end of period (000's)                             $            57,570     $             50,174   $         25,186
Ratio of total expenses to average net assets                                1.10%(2)                 1.10%              1.10%(2)
Ratio of net investment income to average net assets                         0.83%(2)                 2.07%              2.60%(2)
Portfolio turnover rate                                                    118.83%(1)               471.09%            419.33%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                           CLASS ADV
                                                              ---------------------------------------------------------------
                                                                                                               PERIOD FROM
                                                                                                               MAY 1, 2002
                                                              FOR THE SIX MONTHS                              (COMMENCEMENT
                    ING PIMCO                                 ENDED JUNE 30, 2004          YEAR ENDED       OF OPERATIONS) TO
              TOTAL RETURN PORTFOLIO                            (UNAUDITED)(3)        DECEMBER 31, 2003(3)  DECEMBER 31, 2002
-------------------------------------------------------       -------------------     --------------------  -----------------
Net asset value, beginning of period                          $             10.59     $              10.53   $          10.00
                                                              -------------------     --------------------   ----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.03                     0.20               0.07
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                            (0.02)                    0.20               0.72
                                                              -------------------     --------------------   ----------------
        Total income from investment operations                              0.01                     0.40               0.79
                                                              -------------------     --------------------   ----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                    (0.27)             (0.15)
   Net realized gain on sale of investments                                    --                    (0.07)             (0.11)
                                                              -------------------     --------------------   ----------------
        Total distributions                                                    --                    (0.34)             (0.26)
                                                              -------------------     --------------------   ----------------
Net asset value, end of period                                $             10.60     $              10.59   $          10.53
                                                              ===================     ====================   ================
Total return                                                                 0.10%(1)                 3.86%              7.88%(1)
Net assets, end of period (000's)                             $            12,767     $             10,388   $          4,880
Ratio of total expenses to average net assets                                1.35%(2)                 1.35%              1.35%(2)
Ratio of net investment income to average net assets                         0.59%(2)                 1.84%              2.40%(2)
Portfolio turnover rate                                                    118.83%(1)               471.09%            419.33%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                               CLASS I
                                     -----------------------------------------------------------
                                        FOR THE
                                      SIX MONTHS
                                         ENDED
       ING SALOMON BROTHERS          JUNE 30, 2004         YEAR ENDED             YEAR ENDED
    AGGRESSIVE GROWTH PORTFOLIO       (UNAUDITED)      DECEMBER 31, 2003(3)    DECEMBER 31, 2002
-----------------------------------  -------------     --------------------    -----------------
Net asset value, beginning of
   period                            $       36.41     $              26.35    $           40.73
                                     -------------     --------------------    -----------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)               0.02                    (0.14)               (0.11)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                       1.25                    10.20               (14.27)
                                     -------------     --------------------    -----------------
        Total income (loss) from
          investment operations               1.27                    10.06               (14.38)
                                     -------------     --------------------    -----------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of
     investments                                --                       --                   --
                                     -------------     --------------------    -----------------
        Total distributions                     --                       --                   --
                                     -------------     --------------------    -----------------
Net asset value, end of period       $       37.68     $              36.41    $           26.35
                                     =============     ====================    =================
Total return                                  3.49%(1)                38.18%              (35.31)%
Net assets, end of period (000's)    $     607,209     $            610,593    $         452,465
Ratio of total expenses to average
   net assets                                 0.82%(2)                 0.83%                0.82%
Ratio of net investment income
   (loss) to average net assets               0.09%(2)                (0.46)%              (0.31)%
Portfolio turnover rate                       1.14%(1)                 0.28%              174.11%

                                                                                 CLASS I
       ING SALOMON BROTHERS              YEAR ENDED         YEAR ENDED          YEAR ENDED
    AGGRESSIVE GROWTH PORTFOLIO      DECEMBER 31, 2001   DECEMBER 31, 2000   DECEMBER 31, 1999
-----------------------------------  -----------------   -----------------   -----------------
Net asset value, beginning of
   period                            $           58.36   $           82.83   $           55.44
                                     -----------------   -----------------   -----------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)                  (0.22)              (0.53)              (0.43)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                         (14.22)             (23.10)              28.46
                                     -----------------   -----------------   -----------------
        Total income (loss) from
          investment operations                 (14.44)             (23.63)              28.03
                                     -----------------   -----------------   -----------------
LESS DISTRIBUTIONS:
   Net realized gain on sale of
     investments                                 (3.19)              (0.84)              (0.64)
                                     -----------------   -----------------   -----------------
        Total distributions                      (3.19)              (0.84)              (0.64)
                                     -----------------   -----------------   -----------------
Net asset value, end of period       $           40.73   $           58.36   $           82.83
                                     =================   =================   =================
Total return                                    (25.21)%            (28.78)%             50.88%
Net assets, end of period (000's)    $         805,194   $       1,116,966   $       1,532,002
Ratio of total expenses to average
   net assets                                     0.81%               0.79%               0.80%
Ratio of net investment income
   (loss) to average net assets                  (0.48)%             (0.68)%             (0.70)%
Portfolio turnover rate                         159.72%              13.28%               9.97%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                              CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                      (COMMENCEMENT
       ING SALOMON BROTHERS          ENDED JUNE 30, 2004            YEAR ENDED         YEAR ENDED            OF OPERATIONS)
    AGGRESSIVE GROWTH PORTFOLIO          (UNAUDITED)          DECEMBER 31, 2003(3)  DECEMBER 31, 2002     TO DECEMBER 31, 2001
-----------------------------------  -------------------      --------------------  ------------------    --------------------
Net asset value, beginning of
   period                            $             36.23       $             26.28  $            40.72    $              41.09
                                     -------------------       -------------------  ------------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.03)                    (0.28)              (0.18)                  (0.01)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.24                     10.23              (14.26)                  (0.36)
                                     -------------------       -------------------  ------------------    --------------------
        Total income (loss) from
          investment operations                     1.21                      9.95              (14.44)                  (0.37)
                                     -------------------       -------------------  ------------------    --------------------
Net asset value, end of period       $             37.44       $             36.23   $           26.28    $              40.72
                                     -------------------       -------------------  ------------------    --------------------
Total return                                        3.34%(1)                 37.86%             (35.46)%                 (0.90)%(1)
                                     ===================       ===================  ==================    ====================
Net assets, end of period (000's)    $           105,021       $            13,970  $                7    $                 10
Ratio of total expenses to average
   net assets                                       1.07%(2)                  1.12%               1.07%                   1.04%(2)
Ratio of net investment loss to
   average net assets                              (0.36)%(2)                (0.82)%             (0.57)%                 (0.50)%(2)
Portfolio turnover rate                             1.14%(1)                  0.28%             174.11%                 159.72%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                      (COMMENCEMENT
       ING SALOMON BROTHERS          ENDED JUNE 30, 2004            YEAR ENDED         YEAR ENDED            OF OPERATIONS)
   AGGRESSIVE GROWTH PORTFOLIO           (UNAUDITED)          DECEMBER 31, 2003(3)  DECEMBER 31, 2002     TO DECEMBER 31, 2001
-----------------------------------  -------------------      --------------------  -------------------   --------------------
Net asset value, beginning of
   period                            $             36.04      $             26.22   $             40.71   $              41.09
                                     -------------------      -------------------   -------------------   --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.07)                   (0.28)                (0.25)                 (0.02)
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.24                    10.10                (14.24)                 (0.36)
                                     -------------------      -------------------   -------------------   --------------------
        Total income (loss) from
          investment operations                     1.17                     9.82                (14.49)                 (0.38)
                                     -------------------      -------------------   -------------------   --------------------
Net asset value, end of period       $             37.21      $             36.04   $             26.22   $              40.71
                                     -------------------      -------------------   -------------------   --------------------
Total return                                        3.25%(1)                37.45%               (35.59)%                 0.92%(1)
                                     ===================      ===================   ===================   ====================
Net assets, end of period (000's)    $             2,189      $             1,014   $               489   $                 10
Ratio of total expenses to average
   net assets                                       1.32%(2)                 1.33%                 1.32%                  1.29%(2)
Ratio of net investment loss to
   average net assets                              (0.52)%(2)               (0.88)%               (0.76)%                (0.66)%(2)
Portfolio turnover rate                             1.14%(1)                 0.28%               174.11%                159.72%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS I
                                     -----------------------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                      (COMMENCEMENT
       ING SALOMON BROTHERS          ENDED JUNE 30, 2004           YEAR ENDED            YEAR ENDED          OF OPERATIONS)
    FUNDAMENTAL VALUE PORTFOLIO          (UNAUDITED)         DECEMBER 31, 2003(3)(4)  DECEMBER 31, 2002   TO DECEMBER 31, 2001
-----------------------------------  -------------------     -----------------------  -----------------   --------------------
Net asset value, beginning of
   period                            $             16.64     $                 12.00  $           16.01   $              15.86
                                     -------------------     -----------------------  -----------------   --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.00*                      (0.03)              0.10                   0.01
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.85                        4.92              (4.01)                  0.14
                                     -------------------     -----------------------  -----------------   --------------------
        Total income (loss) from
          investment operations                     0.85                        4.89              (3.91)                  0.15
                                     -------------------     -----------------------  -----------------   --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                       (0.25)             (0.10)                    --
   Net realized gain on sale of
     investments                                      --                          --              (0.09)                    --
                                     -------------------     -----------------------  -----------------   --------------------
        Total distributions                           --                       (0.25)             (0.10)                    --
                                     -------------------     -----------------------  -----------------   --------------------
Net asset value, end of period       $             17.49     $                 16.64     $        12.00   $              16.01
                                     ===================     =======================  =================   ====================
Total return                                        5.11%(1)                   41.06%            (24.42)%                 0.95%(1)
Net assets, end of period (000's)    $             3,086     $                 2,102  $              62   $                 10
Ratio of total expenses to average
   net assets                                       1.10%(2)                    1.10%              1.10%                  1.10%(2)
Ratio of net investment income
   (loss) to average net assets                     0.06%(2)                   (0.21)%             2.13%                  1.00%(2)
Portfolio turnover rate                            18.78%(1)                  105.09%            114.27%                  3.84%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
(4) PRIOR TO MAY 1, 2003 THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO. * ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                 CLASS S
                                     -------------------------------------------------------------------------------------------
                                                                                                                PERIOD FROM
                                                                                                             DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                        (COMMENCEMENT
       ING SALOMON BROTHERS          ENDED JUNE 30, 2004            YEAR ENDED            YEAR ENDED           OF OPERATIONS)
    FUNDAMENTAL VALUE PORTFOLIO          (UNAUDITED)          DECEMBER 31, 2003(3)(4)  DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------      -----------------------  -----------------    --------------------
Net asset value, beginning of
   period                            $             16.59        $           11.97      $           16.01    $              15.86
                                     -------------------        -----------------      -----------------    ---------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    (0.02)                   (0.02)                  0.21                    0.01
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.84                     4.86                  (4.15)                   0.14
                                     -------------------        -----------------      -----------------    --------------------
        Total income (loss) from
          investment operations                     0.82                     4.84                  (3.94)                   0.15
                                     -------------------        -----------------      -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                    (0.22)                 (0.01)                     --
   Net realized gain on sale of
     investments                                      --                       --                  (0.09)                     --
                                     -------------------        -----------------      -----------------    --------------------
        Total distributions                           --                    (0.22)                 (0.10)                     --
                                     -------------------        -----------------      -----------------    --------------------
Net asset value, end of period       $             17.41        $           16.59      $           11.97    $              16.01
                                     ===================        =================      =================    ====================
Total return                                        5.00%(1)                40.68%                (24.62)%                  0.95%(1)
Net assets, end of period (000's)    $            59,288        $          56,159      $          34,833    $             40,370
Ratio of total expenses to average
   net assets                                       1.35%(2)                 1.35%                  1.35%                   1.35%(2)
Ratio of net investment income
   (loss) to average net assets                    (0.19)%(2)               (0.17)%                 1.48%                   0.87%(2)
Portfolio turnover rate                            18.78%(1)               105.09%                114.27%                   3.84%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
(4) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     -----------------------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                      (COMMENCEMENT
       ING SALOMON BROTHERS          ENDED JUNE 30, 2004          YEAR ENDED            YEAR ENDED           OF OPERATIONS)
   FUNDAMENTAL VALUE PORTFOLIO           (UNAUDITED)         DECEMBER 31, 2003(3)(4) DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------     ----------------------- -----------------    --------------------
Net asset value, beginning of
   period                            $             16.47       $           11.94     $           16.01    $              15.86
                                     -------------------       -----------------     -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                    (0.02)                  (0.07)                 0.06                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.85                    4.85                 (4.03)                   0.15
                                     -------------------       -----------------     -----------------    --------------------
        Total income (loss) from
          investment operations                     0.83                    4.78                 (3.97)                   0.15
                                     -------------------       -----------------     -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.25)                (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                 (0.09)                     --
                                     -------------------       -----------------     -----------------    --------------------
        Total distributions                           --                   (0.25)                (0.01)                     --
                                     -------------------       -----------------     -----------------    --------------------
Net asset value, end of period       $             17.30       $           16.47     $           11.94    $              16.01
                                     ===================       =================     =================    ====================
Total return                                        4.86%(1)               40.31%               (24.79)%                  0.95%(1)
Net assets, end of period (000's)    $             6,148       $           3,299     $             535    $                 10
Ratio of total expenses to average
   net assets                                       1.60%(2)                1.60%                 1.60%                   1.60%(2)
Ratio of net investment income
   (loss) to average net assets                    (0.45)%(2)              (0.51)%                1.79%                   0.50%(2)
Portfolio turnover rate                            18.78%(1)              105.09%               114.27%                   3.84%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
(4) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING SALOMON BROTHERS CAPITAL PORTFOLIO.
 *  ROUNDS TO LESS THAN $0.01.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING SALOMON BROTHERS          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
     INVESTORS VALUE PORTFOLIO           (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             13.03       $            9.97    $           12.90    $              12.92
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.07                    0.06                 0.03                    0.01
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.38                    3.09                (2.94)                  (0.03)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.45                    3.15                (2.91)                  (0.02)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.09)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                (0.01)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.09)               (0.02)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             13.48       $           13.03    $            9.97    $              12.90
                                     ===================       =================    =================    ====================
Total return                                        3.45%(1)               31.74%              (22.59)%                 (0.15)%(1)
Net assets, end of period (000's)    $             2,001       $           1,077    $              35    $                 10
Ratio of total expenses to average
   net assets                                       1.00%(2)                1.00%                1.00%                   1.00%(2)
Ratio of net investment income to
   average net assets                               1.19%(2)                1.20%                0.98%                   0.83%(2)
Portfolio turnover rate                            16.01%(1)               37.69%               46.66%                   1.02%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING SALOMON BROTHERS          ENDED JUNE 30, 2004          YEAR ENDED           YEAR ENDED           OF OPERATIONS)
     INVESTORS VALUE PORTFOLIO           (UNAUDITED)           DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             12.98       $            9.94    $           12.89    $              12.92
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.06                    0.11                 0.07                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.38                    3.00                (3.01)                  (0.03)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.44                    3.11                (2.94)                  (0.03)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.07)               (0.00)+                    --
   Net realized gain on sale of
     investments                                      --                      --                (0.01)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.07)               (0.01)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             13.42       $           12.98    $            9.94    $              12.89
                                     ===================       =================    =================    ====================
Total return                                        3.39%(1)               31.34%              (22.84)%                 (0.23)%(1)
Net assets, end of period (000's)    $            65,731       $          63,547    $          46,345    $             50,415
Ratio of total expenses to average
   net assets                                       1.25%(2)                1.25%                1.25%                   1.25%(2)
Ratio of net investment income to
   average net assets                               0.88%(2)                1.00%                0.70%                   0.58%(2)
Portfolio turnover rate                            16.01%(1)               37.69%               46.66%                   1.02%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.
+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
       ING SALOMON BROTHERS          ENDED JUNE 30, 2004           YEAR ENDED          YEAR ENDED           OF OPERATIONS)
     INVESTORS VALUE PORTFOLIO          (UNAUDITED)            DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             12.89       $            9.90    $           12.89    $              12.92
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.04                    0.08                 0.03                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.38                    2.99                (3.00)                  (0.03)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.42                    3.07                (2.97)                  (0.03)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.08)               (0.01)                     --
   Net realized gain on sale of
     investments                                      --                      --                (0.01)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.08)               (0.02)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             13.31       $           12.89    $            9.90    $              12.89
                                     ===================       =================    =================    ====================
Total return                                        3.26%(1)               31.13%              (23.08)%                 (0.23)%(1)
Net assets, end of period (000's)    $             8,005       $           7,313    $           5,197    $                 10
Ratio of total expenses to average
   net assets                                       1.50%(2)                1.50%                1.50%                   1.50%(2)
Ratio of net investment income to
  average net assets                                0.64%(2)                0.75%                0.99%                   0.41%(2)
Portfolio turnover rate                            16.01%(1)               37.69%               46.66%                   1.02%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                CLASS I
                                     -----------------------------------------------------------
                                        FOR THE
                                      SIX MONTHS
                                         ENDED
         ING T. ROWE PRICE           JUNE 30, 2004        YEAR ENDED             YEAR ENDED
      GROWTH EQUITY PORTFOLIO         (UNAUDITED)      DECEMBER 31, 2003    DECEMBER 31, 2002(3)
-----------------------------------  -------------     -----------------    --------------------
Net asset value, beginning of
   period                            $       45.35     $           34.69    $              45.32
                                     -------------     -----------------    --------------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income                      0.05                  0.09                    0.08
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                       1.05                 10.63                  (10.63)
                                     -------------     -----------------    --------------------
        Total income (loss) from
          investment operations               1.10                 10.72                  (10.55)
                                     -------------     -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                        --                 (0.06)                  (0.08)
   Net realized gain on sale of
     investments                                --                    --                      --
                                     -------------     -----------------    --------------------
        Total distributions                     --                 (0.06)                  (0.08)
                                     -------------     -----------------    --------------------
Net asset value, end of period       $       46.45     $           45.35    $              34.69
                                     =============     =================    ====================
Total return                                  2.43%(1)             30.93%                 (23.29)%
Net assets, end of period (000's)    $     811,422     $         669,956    $            429,634
Ratio of total expenses to average
   net assets                                 0.75%(2)              0.75%                   0.75%
Ratio of net investment income to
   average net assets                         0.29%(2)              0.30%                   0.21%
Portfolio turnover rate                      15.48%(1)             34.01%                  49.23%


                                                            CLASS I
                                     -------------------------------------------------------
         ING T. ROWE PRICE              YEAR ENDED          YEAR ENDED        YEAR ENDED
      GROWTH EQUITY PORTFOLIO        DECEMBER 31, 2001  DECEMBER 31, 2000  DECEMBER 31, 1999
-----------------------------------  -----------------  -----------------  -----------------
Net asset value, beginning of
   period                            $           60.44   $          66.00   $          55.31
                                     -----------------   ----------------   ----------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income                          0.09               0.10               0.15
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                          (6.23)              0.30              11.99
                                     -----------------   ----------------   ----------------
        Total income (loss) from
          investment operations                  (6.14)              0.40              12.14
                                     -----------------   ----------------   ----------------
LESS DISTRIBUTIONS:
   Net investment income                         (0.07)             (0.18)             (0.26)
   Net realized gain on sale of
     investments                                 (8.91)             (5.78)             (1.19)
                                     -----------------   ----------------   ----------------
        Total distributions                      (8.98)             (5.96)             (1.45)
                                     -----------------   ----------------   ----------------
Net asset value, end of period       $           45.32   $          60.44   $          66.00
                                     =================   ================   ================
Total return                                    (10.21)%            (0.04)%            22.32%
Net assets, end of period (000's)    $         592,879   $        687,940   $        703,454
Ratio of total expenses to average
   net assets                                     0.75%              0.75%              0.75%
Ratio of net investment income to
   average net assets                             0.20%              0.15%              0.30%
Portfolio turnover rate                          64.81%             74.61%             53.40%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
         ING T. ROWE PRICE           ENDED JUNE 30, 2004           YEAR ENDED          YEAR ENDED           OF OPERATIONS)
      GROWTH EQUITY PORTFOLIO            (UNAUDITED)           DECEMBER 31, 2003  DECEMBER 31, 2002(3)   TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------  --------------------   --------------------
Net asset value, beginning of
   period                            $             45.12       $           34.59  $              45.31   $              45.44
                                     -------------------       -----------------  --------------------   --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.01                    0.06                  0.03                   0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.02                   10.52                (10.67)                 (0.13)
                                     -------------------       -----------------  --------------------   --------------------
        Total income (loss) from
          investment operations                     1.03                   10.58                (10.64)                 (0.13)
                                     -------------------       -----------------  --------------------   --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.05)                (0.08)                    --
                                     -------------------       -----------------  --------------------   --------------------
        Total distributions                           --                   (0.05)                (0.08)                    --
                                     -------------------       -----------------  --------------------   --------------------
Net asset value, end of period       $             46.15       $           45.12  $              34.59   $              45.31
                                     ===================       =================  ====================   ====================
Total return                                        2.31%(1)               30.58%               (23.50)%                (0.29)%(1)
Net assets, end of period (000's)    $             9,836       $           8,251  $              1,530   $                 10
Ratio of total expenses to average
   net assets                                       1.00%(2)                1.00%                 1.00%                  1.00%(2)
Ratio of net investment income to
   average net assets                               0.04%(2)                0.04%                 0.09%                  0.17%(2)
Portfolio turnover rate                            15.48%(1)               34.01%                49.23%                 64.81%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
*   ROUNDS TO LESS THAN $0.01.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     -----------------------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                      FOR THE SIX MONTHS                                                    (COMMENCEMENT
         ING T. ROWE PRICE           ENDED JUNE 30, 2004           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
      GROWTH EQUITY PORTFOLIO            (UNAUDITED)           DECEMBER 31, 2003   DECEMBER 31, 2002(3)   TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------   --------------------   --------------------
Net asset value, beginning of
  period                             $             44.89       $           34.50   $              45.30   $              45.44
                                     -------------------       -----------------   --------------------   --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment loss                             (0.02)                  (0.01)                 (0.06)                 (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             1.00                   10.44                 (10.66)                 (0.14)
                                     -------------------       -----------------   --------------------   --------------------
        Total income (loss) from
          investment operations                     0.98                   10.43                 (10.72)                 (0.14)
                                     -------------------       -----------------   --------------------   --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.04)                 (0.08)                    --
                                     -------------------       -----------------   --------------------   --------------------
        Total distributions                           --                   (0.04)                 (0.08)                    --
                                     -------------------       -----------------   --------------------   --------------------
Net asset value, end of period       $             45.87       $           44.89   $              34.50   $              45.30
                                     ===================       =================   ====================   ====================
Total return                                        2.19%(1)               30.27%                (23.70)%                (0.31)%(1)
Net assets, end of period (000's)    $            71,980       $          60,182   $             13,601   $                 10
Ratio of total expenses to average
   net assets                                       1.25%(2)                1.25%                  1.25%                  1.25%(2)
Ratio of net investment loss to
   average net assets                              (0.21)%(2)              (0.24)%                (0.18)%                (0.00)%(2)#
Portfolio turnover rate                            15.48%(1)               34.01%                 49.23%                 64.81%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) NET INVESTMENT INCOME PER SHARE WAS COMPUTED USING AVERAGE SHARES
    OUTSTANDING.
+   ROUNDS TO LESS THAN $(0.01).
#   ROUNDS TO LESS THAN (0.01)%.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS I
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                      FOR THE SIX MONTHS                                                    (COMMENCEMENT
           ING UBS U.S.              ENDED JUNE 30, 2004           YEAR ENDED          YEAR ENDED          OF OPERATIONS)
       ALLOCATION PORTFOLIO             (UNAUDITED)(3)         DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             30.35       $           23.94    $           31.14    $              31.41
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.08                    0.14                 0.07                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.55                    6.40                (7.22)                  (0.27)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.63                    6.54                (7.15)                  (0.27)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.13)               (0.00)+                    --
   Net realized gain on sale of
      investments                                     --                      --                (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.13)               (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             30.98       $           30.35    $           23.94    $              31.14
                                     ===================       =================    =================    ====================
Total return                                        2.08%(1)               27.37%              (22.92)%                 (0.86)%(1)
Net assets, end of period (000's)    $             4,019       $           2,883    $           1,378    $                 10
Ratio of total expenses to average
   net assets                                       1.08%(2)                1.10%                1.10%                   1.10%(2)
Ratio of net investment income to
   average net assets                               0.70%(2)                0.72%                0.73%                   0.17%(2)
Portfolio turnover rate                           111.31%(1)               16.74%               14.92%                   4.82%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS THE ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO.
*   ROUNDS TO LESS THAN $0.01.
+   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS S
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                      FOR THE SIX MONTHS                                                    (COMMENCEMENT
           ING UBS U.S.              ENDED JUNE 30, 2004           YEAR ENDED           YEAR ENDED          OF OPERATIONS)
       ALLOCATION PORTFOLIO             (UNAUDITED)(3)         DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             30.27       $           23.88    $           31.14    $              31.41
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                            0.06                    0.12                 0.07                    0.00*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.53                    6.33                (7.28)                  (0.27)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.59                    6.45                (7.21)                  (0.27)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.06)               (0.00)+                    --
   Net realized gain on sale
     of investments                                   --                      --                (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.06)               (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             30.86       $           30.27    $           23.88    $              31.14
                                     ===================       =================    =================    ====================
Total return                                        1.95%(1)               27.04%              (23.13)%                 (0.86)%(1)
Net assets, end of period (000's)    $            18,483       $          17,744    $          13,685    $             13,660
Ratio of total expenses to average
   net assets                                       1.33%(2)                1.35%                1.35%                   1.34%(2)
Ratio of net investment income to
   average net assets                               0.42%(2)                0.46%                0.27%                   0.04%(2)
Portfolio turnover rate                           111.31%(1)               16.74%               14.92%                   4.82%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS THE ING UBS TACTICAL ASSET ALLOCATION PORTFOLIO.
*   ROUNDS TO LESS THAN $0.01.
+   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                             CLASS ADV
                                     ----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                      FOR THE SIX MONTHS                                                    (COMMENCEMENT
            ING UBS U.S.             ENDED JUNE 30, 2004           YEAR ENDED          YEAR ENDED          OF OPERATIONS)
        ALLOCATION PORTFOLIO           (UNAUDITED)(3)          DECEMBER 31, 2003    DECEMBER 31, 2002    TO DECEMBER 31, 2001
-----------------------------------  -------------------       -----------------    -----------------    --------------------
Net asset value, beginning of
   period                            $             30.07       $           23.81    $           31.13    $              31.41
                                     -------------------       -----------------    -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.04                    0.06                 0.02                   (0.00)+
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.51                    6.30                (7.29)                  (0.28)
                                     -------------------       -----------------    -----------------    --------------------
        Total income (loss) from
          investment operations                     0.55                    6.36                (7.27)                  (0.28)
                                     -------------------       -----------------    -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                   (0.10)                  --                      --
   Net realized gain on sale of
     investments                                      --                      --                (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
        Total distributions                           --                   (0.10)               (0.05)                     --
                                     -------------------       -----------------    -----------------    --------------------
Net asset value, end of period       $             30.62       $           30.07    $           23.81    $              31.13
                                     ===================       =================    =================    ====================
Total return                                        1.83%(1)               26.76%              (23.35)%                 (0.89)%(1)
Net assets, end of period (000's)    $               152       $             123    $              22    $                 10
Ratio of total expenses to average
   net assets                                       1.58%(2)                1.60%                1.60%                   1.60%(2)
Ratio of net investment income
   (loss) to average net assets                     0.19%(2)                0.22%                0.09%                  (0.17)%(2)
Portfolio turnover rate                           111.31%(1)               16.74%               14.92%                   4.82%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS KNOWN AS THE ING UBS TACTICAL ASSET ALLOCATION FUND.
+   ROUNDS TO LESS THAN $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                CLASS I
                                     ------------------------------------------------------------
                                         FOR THE
                                       SIX MONTHS
                                          ENDED
           ING UBS U.S.               JUNE 30, 2004           YEAR ENDED            YEAR ENDED
    LARGE CAP EQUITY PORTFOLIO       (UNAUDITED)(4)      DECEMBER 31, 2003(3)   DECEMBER 31, 2002
-----------------------------------  --------------      --------------------   -----------------
Net asset value, beginning of
   period                            $         7.54      $               6.07   $            8.11
                                     --------------      --------------------   -----------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)                0.03                      0.06                0.03
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                        0.29                      1.45               (2.06)
                                     --------------      --------------------   -----------------
        Total income (loss) from
          investment operations                0.32                      1.51               (2.03)
                                     --------------      --------------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                         --                     (0.04)              (0.01)
   Net realized gain on sale of
     investments                                 --                        --                  --
                                     --------------      --------------------   -----------------
        Total distributions                      --                     (0.04)             (0.01)
                                     --------------      --------------------   -----------------
Net asset value, end of period       $         7.86      $               7.54   $            6.07
                                     ==============      ====================   =================
Total return                                   4.24%(1)                 24.95%             (24.89)%
Net assets, end of period (000's)    $      257,845      $            264,755   $         245,281
Ratio of total expenses to average
   net assets                                  0.85%(2)                  0.85%               0.85%
Ratio of net investment income
   (loss) to average net assets                0.76%(2)                  0.83%               0.50%

Portfolio turnover rate                      121.99%(1)                125.91%             105.62%


                                                               CLASS I
                                     ----------------------------------------------------------
             ING UBS U.S.               YEAR ENDED          YEAR ENDED           YEAR ENDED
     LARGE CAP EQUITY PORTFOLIO      DECEMBER 31, 2001   DECEMBER 31, 2000    DECEMBER 31, 1999
-----------------------------------  -----------------   -----------------    -----------------
Net asset value, beginning of
   period                            $           13.08   $           14.78    $           11.93
                                     -----------------   -----------------    -----------------
INCOME FROM INVESTMENT
   OPERATIONS:
   Net investment income (loss)                   0.01               (0.02)               (0.00)*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                          (2.58)              (0.53)                2.88
                                     -----------------   -----------------     ----------------
        Total income (loss) from
          investment operations                  (2.57)              (0.55)                2.88
                                     -----------------   -----------------    -----------------
LESS DISTRIBUTIONS:
   Net investment income                            --                  --                (0.03)
   Net realized gain on sale of
     investments                                 (2.40)              (1.15)                  --
                                     -----------------   -----------------     ----------------
        Total distributions                      (2.40)              (1.15)               (0.03)
                                     -----------------   -----------------     ----------------
Net asset value, end of period       $            8.11   $           13.08    $           14.78
                                     =================   =================    =================
Total return                                    (20.78)%             (4.48)%              24.03%
Net assets, end of period (000's)    $         384,924   $         528,582    $         553,414
Ratio of total expenses to average
   net assets                                     0.85%               0.84%                0.85%
Ratio of net investment income
   (loss) to average net assets                   0.15%              (0.14)%              (0.03)%
Portfolio turnover rate                          91.72%              93.38%               86.07%

(1) NOT ANNUALIZED
(2) ANNUALIZED.
(3) PRIOR TO MAY 1, 2003, THE PORTFOLIO WAS KNOWN AS THE ING MFS RESEARCH PORTFOLIO.
(4) PRIOR TO MAY 1, 2004, THE PORTFOLIO WAS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS RESEARCH EQUITY PORTFOLIO.
*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                  CLASS S
                                     -----------------------------------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                          DECEMBER 10, 2001
                                     FOR THE SIX MONTHS                                                     (COMMENCEMENT
             ING UBS U.S.            ENDED JUNE 30, 2004             YEAR ENDED           YEAR ENDED        OF OPERATIONS)
     LARGE CAP EQUITY PORTFOLIO          (UNAUDITED)(4)         DECEMBER 31, 2003(3)  DECEMBER 31, 2002   TO DECEMBER 31, 2001
------------------------------------ -------------------       ---------------------  -----------------   --------------------
Net asset value, beginning of period $              7.49       $                6.05  $            8.10   $               8.12
                                     -------------------       ---------------------  -----------------   --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.02                        0.01               0.01                  (0.00)*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.29                        1.47              (2.05)                 (0.02)
                                     -------------------       ---------------------  -----------------   --------------------
        Total income (loss) from
          investment operations                     0.31                        1.48              (2.04)                 (0.02)
                                     -------------------       ---------------------  -----------------   --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                       (0.04)             (0.01)                    --
                                     -------------------       ---------------------  -----------------   --------------------
        Total distributions                           --                       (0.04)             (0.01)                    --
                                     -------------------       ---------------------  -----------------   --------------------
Net asset value, end of period       $              7.80       $                7.49  $            6.05   $               8.10
                                     ===================       =====================  =================   ====================
Total return                                        4.14%(1)                   24.54%            (25.15)%                (0.25)%(1)
Net assets, end of period (000's)    $             1,556       $               1,352  $               8   $                 10
Ratio of total expenses to average
   net assets                                       1.10%(2)                    1.10%              1.09%                  1.09%(2)
Ratio of net investment income
   (loss) to average net assets                     0.51%(2)                    0.37%              0.26%                 (0.17)%(2)
Portfolio turnover rate                           121.99%(1)                  125.91%            105.62%                 91.72%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) PRIOR TO MAY 1, 2003 THE PORTFOLIO WAS KNOWN AS THE ING MFS RESEARCH PORTFOLIO.
(4) PRIOR TO MAY 1, 2004 THE PORTFOLIO WAS MANAGED BY MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS RESEARCH EQUITY PORTFOLIO.
*   ROUNDS TO LESS THE $(0.01).

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                               CLASS ADV
                                     -----------------------------------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                           DECEMBER 10, 2001
                                      FOR THE SIX MONTHS                                                     (COMMENCEMENT
           ING UBS U.S.              ENDED JUNE 30, 2004            YEAR ENDED           YEAR ENDED         OF OPERATIONS) TO
    LARGE CAP EQUITY PORTFOLIO          (UNAUDITED)(4)         DECEMBER 31, 2003(3)  DECEMBER 31, 2002     DECEMBER 31, 2001
-----------------------------------  -------------------       --------------------  -----------------    --------------------
Net asset value, beginning of
   period                            $              7.49       $               6.04  $            8.10    $               8.12
                                     -------------------       --------------------  -----------------    --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income (loss)                     0.01                       0.02               0.02                   (0.00)*
   Net realized and change in
     unrealized gain (loss) on
     investments, foreign currency
     and forward foreign currency
     exchange contracts                             0.28                       1.45              (2.07)                  (0.02)
                                     -------------------       --------------------  -----------------    --------------------
        Total income (loss) from
          investment operations                     0.29                       1.47              (2.05)                  (0.02)
                                     -------------------       --------------------  -----------------    --------------------
LESS DISTRIBUTIONS:
   Net investment income                              --                      (0.02)             (0.01)                     --
                                     -------------------       --------------------  -----------------    --------------------
        Total distributions                           --                      (0.02)             (0.01)                     --
                                     -------------------       --------------------  -----------------    --------------------
Net asset value, end of period       $              7.78       $               7.49  $            6.04    $               8.10
                                     ===================       ====================  =================    ====================
Total return                                        3.87%(1)                  24.42%            (25.29)%                 (0.25)%(1)
Net assets, end of period (000's)    $                44       $                 39  $              39    $                 10
Ratio of total expenses to average
   net assets                                       1.35%(2)                   1.35%              1.34%                   1.34%(2)
Ratio of net investment income
   (loss) to average net assets                     0.25%(2)                   0.33%              0.29%                  (0.33)%(2)
Portfolio turnover rate                           121.99%(1)                 125.91%            105.62%                  91.72%

(1) NOT ANNUALIZED.
(2) ANNUALIZED.
(3) PRIOR TO MAY 1, 2003 THE PORTFOLIO WAS KNOWN AS THE ING MFS RESEARCH PORTFOLIO.
(4) PRIOR TO MAY 1, 2004 THE PORTFOLIO WAS MANAGED BY THE MASSACHUSETTS FINANCIAL SERVICES COMPANY ("MFS") AND WAS KNOWN AS THE ING MFS RESEARCH EQUITY PORTFOLIO.
*   ROUNDS TO LESS THAN $(0.01).

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                            CLASS I
                                                              --------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                            (COMMENCEMENT
                    ING VAN KAMPEN                            ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
                  COMSTOCK PORTFOLIO                             (UNAUDITED)           DECEMBER 31, 2003   DECEMBER 31, 2002
--------------------------------------------------------      -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             10.60      $            8.35   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.06                   0.09                0.04
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward foreign
     currency exchange contracts                                             0.43                   2.41               (1.64)
                                                              -------------------      -----------------   -----------------
        Total income (loss) from investment operations                       0.49                   2.50               (1.60)
                                                              -------------------      -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                  (0.08)              (0.05)
   Net realized gain on sale of investments                                    --                  (0.17)                 --
                                                              -------------------      -----------------   -----------------
        Total distributions                                                    --                  (0.25)              (0.05)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             11.09      $           10.60   $            8.35
                                                              ===================      =================   =================
Total return                                                                 4.62%(1)              29.92%             (16.01)%(1)
Net assets, end of period (000's)                             $            50,547      $          33,398   $           3,874
Ratio of total expenses to average net assets                                0.92%(2)               0.95%               0.95%(2)
Ratio of net investment income to average net assets                         1.33%(2)               1.28%               1.70%(2)
Portfolio turnover rate                                                     10.15%(1)              31.53%              46.52%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                                              See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                            CLASS S
                                                              --------------------------------------------------------------
                                                                                                             PERIOD FROM
                                                                                                             MAY 1, 2002
                                                              FOR THE SIX MONTHS                            (COMMENCEMENT
                   ING VAN KAMPEN                             ENDED JUNE 30, 2004          YEAR ENDED      OF OPERATIONS) TO
                 COMSTOCK PORTFOLIO                               (UNAUDITED)          DECEMBER 31, 2003   DECEMBER 31, 2002
-------------------------------------------------------       -------------------      -----------------   -----------------
Net asset value, beginning of period                          $             10.58      $            8.34   $           10.00
                                                              -------------------      -----------------   -----------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.05                   0.05                0.05
   Net realized and change in unrealized gain (loss) on
     investments, foreign currency and forward
     foreign currency exchange contracts                                     0.43                   2.42               (1.67)
                                                              -------------------      -----------------   -----------------
       Total income (loss) from investment operations                        0.48                   2.47               (1.62)
                                                              -------------------      -----------------   -----------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                  (0.06)              (0.04)
   Net realized gain on sale of investments                                    --                  (0.17)                 --
                                                              -------------------      -----------------   -----------------
        Total distributions                                                    --                  (0.23)              (0.04)
                                                              -------------------      -----------------   -----------------
Net asset value, end of period                                $             11.06      $           10.58   $            8.34
                                                              ===================      =================   =================
Total return                                                                 4.54%(1)              29.67%             (16.22)%(1)
Net assets, end of period (000's)                             $           188,331      $         139,236   $          12,723
Ratio of total expenses to average net assets                                1.17%(2)               1.20%               1.20%(2)
Ratio of net investment income to average net assets                         1.07%(2)               1.06%               1.23%(2)
Portfolio turnover rate                                                     10.15%(1)              31.53%              46.52%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

See Notes to Financial Statements.

Selected data for a share outstanding for each period:

                                                                                          CLASS ADV
                                                              ----------------------------------------------------------------
                                                                                                              PERIOD FROM
                                                                                                              MAY 1, 2002
                                                              FOR THE SIX MONTHS                              (COMMENCEMENT
                 ING VAN KAMPEN                               ENDED JUNE 30, 2004          YEAR ENDED        OF OPERATIONS)
               COMSTOCK PORTFOLIO                                 (UNAUDITED)          DECEMBER 31, 2003  TO DECEMBER 31, 2002
------------------------------------------------------        -------------------      -----------------  --------------------
Net asset value, beginning of period                          $             10.55      $            8.32  $              10.00
                                                              -------------------      -----------------  --------------------
INCOME FROM INVESTMENT OPERATIONS:
   Net investment income                                                     0.05                   0.07                  0.01
   Net realized and change in unrealized gain (loss)
     on investments, foreign currency and forward
     foreign currency exchange contracts                                     0.41                   2.37                 (1.65)
                                                              -------------------      -----------------  --------------------
        Total income (loss) from investment operations                       0.46                   2.44                 (1.64)
                                                              -------------------      -----------------  --------------------
LESS DISTRIBUTIONS:
   Net investment income                                                       --                  (0.04)                (0.04)
   Net realized gain on sale of investments                                    --                  (0.17)                   --
                                                              -------------------      -----------------  --------------------
        Total distributions                                                    --                  (0.21)                (0.04)
                                                              -------------------      -----------------  --------------------
Net asset value, end of period                                $             11.01      $           10.55  $               8.32
                                                              ===================      =================  ====================
Total return                                                                 4.36%(1)              29.34%               (16.36)%(1)
Net assets, end of period (000's)                             $             8,209      $           8,556  $              3,699
Ratio of total expenses to average net assets                                1.42%(2)               1.45%                 1.45%(2)
Ratio of net investment income to average net assets                         0.77%(2)               0.77%                 1.75%(2)
Portfolio turnover rate                                                     10.15%(1)              31.53%                46.52%(1)

(1) NOT ANNUALIZED.
(2) ANNUALIZED.

                                              See Notes to Financial Statements.

ING AELTUS ENHANCED INDEX PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (100.1%)

ADVERTISING (0.2%)
Interpublic Group of Companies, Inc.*                                                   1,800   $        24,714
Omnicom Group, Inc.                                                                       850            64,506
                                                                                                ---------------
                                                                                                         89,220
                                                                                                ---------------
AEROSPACE & DEFENSE (2.1%)
Boeing Co. (The)                                                                        5,550           283,549
General Dynamics Corp.                                                                  1,900           188,670
Goodrich Corp.                                                                            400            12,932
ITT Industries, Inc.                                                                      400            33,200
Lockheed Martin Corp.                                                                   1,800            93,744
Northrop Grumman Corp.                                                                  1,500            80,550
Raytheon Co.                                                                            1,700            60,809
Rockwell Collins, Inc.                                                                    700            23,324
United Technologies, Inc.                                                               2,000           182,960
                                                                                                ---------------
                                                                                                        959,738
                                                                                                ---------------
AIRLINES (0.0%)
Southwest Airlines Co.                                                                  1,200            20,124
                                                                                                ---------------
APPAREL RETAILERS (0.2%)
Limited Brands                                                                          4,800            89,760
                                                                                                ---------------
AUTOMOTIVE (1.3%)
AutoNation, Inc.*                                                                       1,000            17,100
Dana Corp.                                                                              1,100            21,560
Ford Motor Co.                                                                         17,400           272,310
General Motors Corp.                                                                    2,250           104,827
Genuine Parts Co.                                                                         700            27,776
Harley-Davidson, Inc.                                                                   1,200            74,328
PACCAR, Inc.                                                                            1,650            95,683
                                                                                                ---------------
                                                                                                        613,584
                                                                                                ---------------
BANKING (9.4%)
AmSouth Bancorp                                                                         1,350            34,384
Bank of America Corp.                                                                  10,204           863,462
Bank of New York Co., Inc.                                                              3,000            88,440
Bank One Corp.                                                                          4,450           226,950
BB&T Corp.                                                                                900            33,273
Charter One Financial, Inc.                                                               835            36,899
Citigroup, Inc.                                                                        20,600           957,900
Comerica, Inc.                                                                            700            38,416
Fifth Third Bancorp                                                                     2,300           123,694
First Horizon National Corp.                                                              550            25,008
Golden West Financial Corp.                                                               600            63,810
Huntington Bancshares, Inc.                                                               900            20,610
J.P. Morgan Chase & Co.                                                                 8,250           319,852
KeyCorp                                                                                 2,850            85,186
Marshall & Ilsley Corp.                                                                   800            31,272
National City Corp.                                                                     2,400            84,024
North Fork Bancorporation, Inc.                                                           700   $        26,635
Northern Trust Corp.                                                                      850            35,938
PNC Financial Services Group                                                              900            47,772
Regions Financial Corp.                                                                   900            32,895
Southtrust Corp.                                                                        1,400            54,334
State Street Corp.                                                                      1,400            68,656
SunTrust Banks, Inc.                                                                    1,200            77,988
Synovus Financial Corp.                                                                 1,150            29,118
Union Planters Corp.                                                                      700            20,867
Wachovia Corp.                                                                          8,050           358,225
Washington Mutual, Inc.                                                                 3,550           137,172
Wells Fargo & Co.                                                                       6,950           397,748
Zions Bancorp                                                                             450            27,652
                                                                                                ---------------
                                                                                                      4,348,180
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (4.7%)
Altria Group, Inc.                                                                      8,400           420,420
Anheuser-Busch Cos., Inc.                                                               1,350            72,900
Archer-Daniels-Midland Co.                                                              2,500            41,950
Brown-Forman Corp., Class B                                                               500            24,135
Coca-Cola Co.                                                                           9,800           494,704
Coca-Cola Enterprises, Inc.                                                             1,800            52,182
Conagra Foods, Inc.                                                                     2,100            56,868
General Mills, Inc.                                                                       600            28,518
Heinz (H.J.) Co.                                                                        1,450            56,840
Hershey Foods Corp.                                                                     1,000            46,270
Kellogg Co.                                                                             1,650            69,052
McCormick & Company, Inc.                                                                 600            20,400
Pepsi Bottling Group, Inc.                                                              1,000            30,540
PepsiCo, Inc.                                                                           7,000           377,160
R.J. Reynolds Tobacco Holdings, Inc.                                                      350            23,656
Sara Lee Corp.                                                                          5,500           126,445
SUPERVALU, Inc.                                                                         1,450            44,384
SYSCO Corp.                                                                             2,350            84,294
UST, Inc.                                                                                 700            25,200
Wm. Wrigley Jr., Co.                                                                      950            59,897
                                                                                                ---------------
                                                                                                      2,155,815
                                                                                                ---------------
BIOTECHNOLOGY (0.1%)
Chiron Corp.*                                                                             750            33,480
                                                                                                ---------------
BUSINESS MACHINES (2.0%)
Apple Computer, Inc.*                                                                   1,450            47,183
Gateway, Inc.*                                                                          1,900             8,550
Hewlett-Packard Co.                                                                    12,116           255,648
International Business Machines Corp.                                                   6,950           612,642
                                                                                                ---------------
                                                                                                        924,023
                                                                                                ---------------
BUSINESS SERVICES (2.2%)
Automatic Data Processing, Inc.                                                         2,500           104,700

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
BUSINESS SERVICES (CONTINUED)

Cintas Corp.                                                                              700   $        33,369
Computer Sciences Corp.*                                                                  800            37,144
FedEx Corp.                                                                             2,100           171,549
Paychex, Inc.                                                                           2,500            84,700
Robert Half International, Inc.                                                         1,200            35,724
Sabre Holdings Corp.                                                                      500            13,855
SunGard Data Systems, Inc.*                                                             1,100            28,600
Symantec Corp.*                                                                         2,100            91,938
Unisys Corp.*                                                                           2,950            40,946
United Parcel Service, Inc., Class B                                                    4,450           334,506
Xerox Corp.*                                                                            2,300            33,350
                                                                                                ---------------
                                                                                                      1,010,381
                                                                                                ---------------
CAPITAL EQUIPMENT (0.3%)
Honeywell International, Inc.                                                           3,500           128,205
Rockwell Automation, Inc.                                                                 850            31,883
                                                                                                ---------------
                                                                                                        160,088
                                                                                                ---------------
CHEMICALS (2.6%)
3M Co.                                                                                  6,100           549,061
Air Products & Chemicals, Inc.                                                            900            47,205
Ashland, Inc.                                                                             300            15,843
Avery Dennison Corp.                                                                      400            25,604
Dow Chemical Co.                                                                        3,700           150,590
Du Pont (E.I.) de Nemours & Co.                                                         1,600            71,072
Eastman Chemical Co.                                                                      300            13,869
Ecolab, Inc.                                                                            1,050            33,285
International Flavors & Fragrances, Inc.                                                  450            16,830
Monsanto Co.                                                                            1,211            46,623
PPG Industries, Inc.                                                                    1,700           106,233
Praxair, Inc.                                                                           1,450            57,869
Rohm & Haas Co.                                                                           900            37,422
Sherwin-Williams Co.                                                                      900            37,395
                                                                                                ---------------
                                                                                                      1,208,901
                                                                                                ---------------
COMMERCIAL SERVICES (0.8%)
Cendant Corp.                                                                           9,900           242,352
Equifax, Inc.                                                                           1,000            24,750
H&R Block, Inc.                                                                           750            35,760
Moody's Corp.                                                                             600            38,796
Quest Diagnostics, Inc.                                                                   250            21,237
R.R. Donnelley & Sons Co.                                                                 800            26,416
                                                                                                ---------------
                                                                                                        389,311
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (5.4%)
Adobe Systems, Inc.                                                                     1,100            51,150
Autodesk, Inc.                                                                          1,250            53,512
BMC Software, Inc.*                                                                     2,400            44,400
Citrix Systems, Inc.*                                                                   1,200            24,432
Computer Associates International, Inc.                                                 2,250            63,135
Compuware Corp.*                                                                        3,950   $        26,070
Electronic Arts, Inc.*                                                                  1,200            65,460
IMS Health, Inc.                                                                        2,350            55,084
Intuit, Inc.*                                                                             750            28,935
Mercury Interactive Corp.*                                                                300            14,949
Microsoft Corp.                                                                        58,600         1,673,616
NCR Corp.*                                                                                450            22,315
Novell, Inc.*                                                                           1,750            14,682
Oracle Corp.*                                                                          21,050           251,126
PeopleSoft, Inc.*                                                                       1,200            22,200
Siebel Systems, Inc.*                                                                   3,100            33,108
Sun Microsystems, Inc.*                                                                 5,150            22,351
Veritas Software Corp.*                                                                 1,700            47,090
                                                                                                ---------------
                                                                                                      2,513,615
                                                                                                ---------------
COMPUTERS & INFORMATION (2.8%)
Cisco Systems, Inc.*                                                                   27,200           644,640
Dell, Inc.*                                                                            14,200           508,644
Lexmark International, Inc.*                                                              550            53,091
Network Appliance, Inc.*                                                                1,350            29,065
Pitney Bowes, Inc.                                                                        900            39,825
                                                                                                ---------------
                                                                                                      1,275,265
                                                                                                ---------------
CONGLOMERATES (0.9%)
Textron, Inc.                                                                             650            38,577
Tyco International Ltd.                                                                12,050           399,337
                                                                                                ---------------
                                                                                                        437,914
                                                                                                ---------------
CONSUMER GOODS AND SERVICES (1.1%)
Clorox Co.                                                                                800            43,024
Eastman Kodak Co.                                                                       1,100            29,678
Fortune Brands, Inc.                                                                      600            45,258
Gillette Co.                                                                            9,350           396,440
                                                                                                ---------------
                                                                                                        514,400
                                                                                                ---------------
CONTAINERS & PACKAGING (0.1%)
Ball Corp.                                                                                400            28,820
Bemis Co., Inc.                                                                           400            11,300
Pactiv Corp.*                                                                             800            19,952
                                                                                                ---------------
                                                                                                         60,072
                                                                                                ---------------
COSMETICS & PERSONAL CARE (1.8%)
Alberto-Culver Co., Class B                                                               375            18,802
Avon Products, Inc.                                                                     1,900            87,666
Colgate-Palmolive Co.                                                                   2,200           128,590
Proctor & Gamble Co.                                                                   10,600           577,064
                                                                                                ---------------
                                                                                                        812,122
                                                                                                ---------------
EDUCATION (0.1%)
Apollo Group, Inc., Class A*                                                              600            52,974
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
ELECTRIC UTILITIES (2.5%)
AES Corp.*                                                                              6,200   $        61,566
Ameren Corp.                                                                              700            30,072
American Electric Power Co., Inc.                                                       1,600            51,200
CenterPoint Energy, Inc.                                                                3,050            35,075
Cinergy Corp.                                                                             700            26,600
CMS Energy Corp.*                                                                       1,000             9,130
Consolidated Edison, Inc.                                                                 400            15,904
Constellation Energy Group, Inc.                                                        1,000            37,900
Duke Energy Corp.                                                                       1,500            30,435
Edison International                                                                    3,450            88,216
Entergy Corp.                                                                             900            50,409
Exelon Corp.                                                                            2,800            93,212
FirstEnergy Corp.                                                                       1,300            48,633
FPL Group, Inc.                                                                           750            47,962
KeySpan Corp.                                                                             850            31,195
NiSource, Inc.                                                                          1,050            21,651
PG&E Corp.*                                                                             1,800            50,292
PPL Corp.                                                                                 800            36,720
Progress Energy, Inc.                                                                   1,000            44,050
Public Service Enterprise Group, Inc.                                                   1,100            44,033
Sempra Energy                                                                           1,550            53,366
Southern Co.                                                                            2,900            84,535
TXU Corp.                                                                               3,250           131,657
Xcel Energy, Inc.                                                                       1,750            29,242
                                                                                                ---------------
                                                                                                      1,153,055
                                                                                                ---------------
ELECTRONIC COMPONENTS (0.8%)
Analog Devices, Inc.                                                                    1,600            75,328
LSI Logic Corp.*                                                                          800             6,096
Maxim Intergrated Products, Inc.                                                        1,300            68,146
Texas Instruments, Inc.                                                                 6,850           165,633
Xilinx, Inc.                                                                            1,400            46,634
                                                                                                ---------------
                                                                                                        361,837
                                                                                                ---------------
ELECTRONICS (6.3%)
Advanced Micro Devices, Inc.*                                                           1,400            22,260
Agilent Technologies, Inc.*                                                             1,900            55,632
Altera Corp.*                                                                           2,650            58,883
Applied Materials, Inc.*                                                                6,800           133,416
Broadcom Corp., Class A*                                                                  500            23,385
Cooper Industries Ltd., Class A                                                           400            23,764
EMC Corp.*                                                                              9,550           108,870
Emerson Electric Co.                                                                    1,750           111,212
General Electric Co.                                                                   42,700         1,383,480
Intel Corp.                                                                            25,950           716,220
Jabil Circuit, Inc.*                                                                      600            15,108
Kla-Tencor Corp.*                                                                         850            41,973
Linear Technology Corp.                                                                 1,250            49,338
Micron Technology, Inc.*                                                                2,400            36,744
National Semiconductor Corp.*                                                           1,200   $        26,388
PerkinElmer, Inc.                                                                         400             8,016
Sanmina-SCI Corp.*                                                                      2,250            20,475
Solectron Corp.*                                                                        2,300            14,881
Teradyne, Inc.*                                                                           950            21,565
Thermo Electron Corp.*                                                                    600            18,444
Waters Corp.*                                                                             500            23,890
                                                                                                ---------------
                                                                                                      2,913,944
                                                                                                ---------------
ENTERTAINMENT & LEISURE (1.1%)
Brunswick Corp.                                                                           800            32,640
Carnival Corp. (Panama)                                                                 2,500           117,500
Harrah's Entertainment, Inc.                                                              400            21,640
Hasbro, Inc.                                                                            1,100            20,900
International Game Technology                                                           1,400            54,040
Starwood Hotels & Resorts Worldwide, Inc.                                                 800            35,880
Walt Disney Co.                                                                         8,200           209,018
                                                                                                ---------------
                                                                                                        491,618
                                                                                                ---------------
FINANCIAL SERVICES (6.5%)
American Express Co.                                                                    5,100           262,038
Bear Stearns Companies, Inc.                                                              400            33,724
Capital One Financial Corp.                                                               950            64,961
Charles Schwab Corp.                                                                    5,300            50,933
Countrywide Financial Corp.                                                             2,649           186,092
E*Trade Financial Corp.*                                                                3,900            43,485
Fannie Mae                                                                              3,850           274,736
First Data Corp.                                                                        3,766           167,662
Fiserv, Inc.*                                                                             800            31,112
Franklin Resources, Inc.                                                                1,000            50,080
Freddie Mac                                                                             2,900           183,570
Goldman Sachs Group, Inc. (The)                                                         3,200           301,312
Janus Capital Group, Inc.                                                               1,100            18,139
Lehman Brothers Holdings, Inc.                                                          1,100            82,775
MBNA Corp.                                                                              5,350           137,977
Mellon Financial Corp.                                                                  1,700            49,861
Merrill Lynch & Co., Inc.                                                               6,150           331,977
Morgan Stanley                                                                          6,800           358,836
Principal Financial Group, Inc.                                                         1,400            48,692
Providian Financial Corp.*                                                              1,300            19,071
SLM Corp.                                                                               1,700            68,765
T. Rowe Price Group, Inc.                                                                 550            27,720
U.S. Bancorp                                                                            7,600           209,456
                                                                                                ---------------
                                                                                                      3,002,974
                                                                                                ---------------
FOOD RETAILERS (0.1%)
Albertson's, Inc.                                                                       1,450            34,438
Safeway, Inc.*                                                                            750            19,005
                                                                                                ---------------
                                                                                                         53,443
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
FOREST PRODUCTS & PAPER (1.2%)
Boise Cascade Corp.                                                                       400   $        15,056
Georgia-Pacific Corp.                                                                   1,850            68,413
International Paper Co.                                                                 2,100            93,870
Kimberly-Clark Corp.                                                                    3,500           230,580
Louisiana-Pacific Corp.                                                                   600            14,190
MeadWestvaco Corp.                                                                        850            24,982
Sealed Air Corp.*                                                                         350            18,645
Temple-Inland, Inc.                                                                       200            13,850
Weyerhauser Co.                                                                         1,500            94,680
                                                                                                ---------------
                                                                                                        574,266
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
Express Scripts, Inc.*                                                                    300            23,769
HCA, Inc.                                                                                 800            33,272
Manor Care, Inc.                                                                          600            19,608
UnitedHealth Group, Inc.                                                                4,150           258,338
WellPoint Health Networks, Inc.*                                                        1,450           162,415
                                                                                                ---------------
                                                                                                        497,402
                                                                                                ---------------
HEAVY MACHINERY (1.3%)
Black & Decker Corp.                                                                      850            52,811
Caterpillar, Inc.                                                                       1,350           107,244
Danaher Corp.                                                                           1,300            67,405
Deere & Co.                                                                             1,000            70,140
Dover Corp.                                                                               900            37,890
Eaton Corp.                                                                               500            32,370
Ingersoll Rand Co., Ltd.                                                                  700            47,817
Pall Corp.                                                                                500            13,095
Parker Hannifin Corp.                                                                   1,200            71,352
Stanley Works (The)                                                                       650            29,627
Vulcan Materials Co.                                                                      350            16,643
W.W. Grainger, Inc.                                                                       700            40,250
                                                                                                ---------------
                                                                                                        586,644
                                                                                                ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.6%)
American Standard Companies, Inc.*                                                        750            30,233
Centex Corp.                                                                              750            34,313
Home Depot, Inc.                                                                        9,100           320,320
Johnson Controls, Inc.                                                                    300            16,014
KB Home                                                                                   200            13,726
Leggett & Platt, Inc.                                                                     700            18,697
Lowe's Companies, Inc.                                                                  3,100           162,905
Masco Corp.                                                                             4,350           135,633
Whirlpool Corp.                                                                           300            20,580
                                                                                                ---------------
                                                                                                        752,421
                                                                                                ---------------
HOTELS, RESTAURANTS & LEISURE (0.2%)
Starbucks Corp.*                                                                        2,600           113,048
                                                                                                ---------------
HOUSEHOLD PRODUCTS (0.3%)
Illinois Tool Works, Inc.                                                               1,300   $       124,657
                                                                                                ---------------
INSURANCE (5.6%)
ACE Ltd. (Bermuda)                                                                      2,600           109,928
Aetna, Inc.                                                                             1,000            85,000
Aflac, Inc.                                                                             2,100            85,701
Allstate Corp.                                                                          2,800           130,340
Ambac Financial Group, Inc.                                                               400            29,376
American International Group, Inc.                                                     10,400           741,312
Anthem, Inc.*                                                                           1,000            89,560
Aon Corp.                                                                               1,400            39,858
Chubb Corp.                                                                             1,250            85,225
CIGNA Corp.                                                                             1,450            99,775
Cincinnati Financial Corp.                                                                787            34,250
Hartford Financial Services Group, Inc. (The)                                           1,950           134,043
Humana, Inc.*                                                                           1,750            29,575
Jefferson-Pilot Corp.                                                                     500            25,400
Lincoln National Corp.                                                                    700            33,075
Loews Corp.                                                                             1,200            71,952
Marsh & McLennan Cos., Inc.                                                               850            38,573
MBIA, Inc.                                                                                400            22,848
MetLife, Inc.                                                                           3,000           107,550
MGIC Investment Corp.                                                                     400            30,344
Progressive Corp.                                                                       2,150           183,395
Prudential Financial, Inc.                                                              2,100            97,587
SAFECO Corp.                                                                              650            28,600
St. Paul Travelers Companies, Inc. (The)                                                4,404           178,538
Torchmark Corp.                                                                           500            26,900
XL Capital Ltd. (Bermuda)                                                                 550            41,503
                                                                                                ---------------
                                                                                                      2,580,208
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (2.2%)
Clear Channel Communications, Inc.                                                      2,500            92,375
Dow Jones & Co., Inc.                                                                     450            20,295
Gannett Co., Inc.                                                                       1,000            84,850
Knight-Ridder, Inc.                                                                       300            21,600
McGraw-Hill Companies, Inc.                                                             1,850           141,655
New York Times Co. (The), Class A                                                         600            26,826
Time Warner, Inc.*                                                                     18,650           327,867
Tribune Co.                                                                             1,250            56,925
Viacom, Inc., Class B                                                                   6,850           244,682
                                                                                                ---------------
                                                                                                      1,017,075
                                                                                                ---------------
MEDIA--INTERNET (0.2%)
Yahoo! Inc.*                                                                            2,150            78,110
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (2.4%)
Applera Corp. - Applied Biosystems Group                                                1,100            23,925
Bausch & Lomb, Inc.                                                                       350            22,775
Baxter International, Inc.                                                              2,500            86,275

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
MEDICAL AND HEALTH PRODUCTS (CONTINUED)
Becton Dickinson & Co.                                                                  1,650   $        85,470
Biomet, Inc.                                                                            1,050            46,662
Boston Scientific Corp.*                                                                3,300           141,240
C.R. Bard, Inc.                                                                           750            42,488
Guidant Corp.                                                                             500            27,940
Medtronic, Inc.                                                                         5,100           248,472
Millipore Corp.*                                                                          250            14,093
St. Jude Medical, Inc.*                                                                   700            52,955
Stryker Corp.                                                                           1,800            99,000
Zimmer Holdings, Inc.*                                                                  2,350           207,270
                                                                                                ---------------
                                                                                                      1,098,565
                                                                                                ---------------
METALS AND MINING (0.7%)
Alcoa, Inc.                                                                             3,700           122,211
Engelhard Corp.                                                                           950            30,695
Newmont Mining Corp.                                                                      700            27,132
Nucor Corp.                                                                               450            34,542
Phelps Dodge Corp.*                                                                       950            73,635
United States Steel Corp.                                                                 550            19,316
                                                                                                ---------------
                                                                                                        307,531
                                                                                                ---------------
OIL & GAS (7.4%)
Amerada Hess Corp.                                                                        400            31,676
Anadarko Petroleum Corp.                                                                1,000            58,600
Apache Corp.                                                                            1,324            57,660
Baker Hughes, Inc.                                                                        550            20,708
BJ Services Co.*                                                                          500            22,920
Burlington Resources, Inc.                                                              3,800           137,484
ChevronTexaco Corp.                                                                     7,200           677,592
ConocoPhillips                                                                          4,116           314,010
Devon Energy Corp.                                                                      2,300           151,800
EOG Resources, Inc.                                                                       500            29,855
Exxon Mobil Corp.                                                                      29,950         1,330,080
Kerr-Mcgee Corp.                                                                          400            21,508
Kinder Morgan, Inc.                                                                       700            41,503
Marathon Oil Corp.                                                                      2,300            87,032
Nabors Industries Ltd.*                                                                   200             9,044
Noble Corp.*                                                                              550            20,840
Occidental Petroleum Corp.                                                              2,650           128,287
Schlumberger Ltd.                                                                         950            60,335
Sunoco, Inc.                                                                              650            41,353
Transocean, Inc.*                                                                         500            14,470
Unocal Corp.                                                                            1,050            39,900
Valero Energy Corp.                                                                     1,250            92,200
Williams Companies, Inc. (The)                                                          2,600            30,940
                                                                                                ---------------
                                                                                                      3,419,797
                                                                                                ---------------
PHARMACEUTICALS (8.1%)
Abbott Laboratories                                                                     2,500           101,900
Allergan, Inc.                                                                            500            44,760
AmerisourceBergen Corp.                                                                   500   $        29,890
Amgen, Inc.*                                                                            5,368           292,932
Biogen Idec, Inc.*                                                                        550            34,788
Bristol-Myers Squibb Co.                                                                7,700           188,650
Cardinal Health, Inc.                                                                   1,700           119,085
Caremark Rx, Inc.*                                                                      1,800            59,292
Eli Lilly and Co.                                                                       4,450           311,100
Forest Laboratories, Inc.*                                                              1,600            90,608
Hospira, Inc.*                                                                            650            17,940
Johnson & Johnson                                                                      11,900           662,830
King Pharmaceuticals, Inc.*                                                             2,300            26,335
Medco Health Solutions, Inc.*                                                           1,107            41,513
Merck & Co., Inc.                                                                       8,850           420,375
Mylan Laboratories, Inc.                                                                1,100            22,275
Pfizer, Inc.                                                                           30,540         1,046,911
Sigma-Aldrich Corp.                                                                       400            23,844
Watson Pharmaceuticals, Inc.*                                                             550            14,795
Wyeth                                                                                   5,600           202,496
                                                                                                ---------------
                                                                                                      3,752,319
                                                                                                ---------------
POLLUTION CONTROL (0.2%)
Allied Waste Industries, Inc.*                                                          1,500            19,770
Waste Management, Inc.                                                                  2,450            75,093
                                                                                                ---------------
                                                                                                         94,863
                                                                                                ---------------
RAILROADS (0.1%)
Norfolk Southern Corp.                                                                  1,700            45,084
                                                                                                ---------------
REAL ESTATE (0.1%)
Plum Creek Timber Co., Inc. (REIT)                                                        700            22,806
Simon Property Group, Inc. (REIT)                                                         600            30,852
                                                                                                ---------------
                                                                                                         53,658
                                                                                                ---------------
RESTAURANTS AND LODGING (0.7%)
Darden Restaurants, Inc.                                                                  700            14,385
Hilton Hotels Corp.                                                                     1,600            29,856
Marriott International, Inc., Class A                                                     950            47,386
McDonald's Corp.                                                                        5,050           131,300
Wendy's International, Inc.                                                             1,150            40,066
Yum! Brands, Inc.*                                                                      1,550            57,691
                                                                                                ---------------
                                                                                                        320,684
                                                                                                ---------------
RETAILERS (5.6%)
Bed Bath & Beyond, Inc.*                                                                1,100            42,295
Best Buy Co., Inc.                                                                      3,100           157,294
Circuit City Stores, Inc.                                                               1,200            15,540
Costco Wholesale Corp.                                                                  1,900            78,033
CVS Corp.                                                                               1,650            69,333
Dollar General Corp.                                                                    1,300            25,428
eBay, Inc.*                                                                             2,700           248,265

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
RETAILERS (CONTINUED)
Family Dollar Stores, Inc.                                                                250   $         7,605
Federated Department Stores, Inc.                                                       1,200            58,920
J.C. Penney Co., Inc., Holding Co.                                                      2,500            94,400
May Department Stores Co. (The)                                                         1,150            31,614
Nordstrom, Inc.                                                                         1,200            51,132
Office Depot, Inc.*                                                                     2,150            38,507
Radioshack Corp.                                                                        1,500            42,945
Sears, Roebuck and Co.                                                                    350            13,216
Staples, Inc.                                                                           4,850           142,154
Target Corp.                                                                            3,550           150,769
The Gap, Inc.                                                                           8,700           210,975
TJX Co., Inc.                                                                           2,050            49,487
Toys 'R' Us, Inc.*                                                                      1,400            22,372
Walgreen Co.                                                                            4,100           148,461
Wal-Mart Stores, Inc.                                                                  17,350           915,386
                                                                                                ---------------
                                                                                                      2,614,131
                                                                                                ---------------
TELECOMMUNICATIONS (5.0%)
ALLTEL Corp.                                                                            2,150           108,833
AT&T Corp.                                                                              3,170            46,377
AT&T Wireless Services, Inc.*                                                           4,450            63,724
Avaya, Inc.*                                                                            1,650            26,054
BellSouth Corp.                                                                        11,950           313,329
CenturyTel, Inc.                                                                          950            28,538
Citizens Communications Co.*                                                            1,350            16,335
Comverse Technology, Inc.*                                                                900            17,946
Corning, Inc.*                                                                          5,350            69,871
Lucent Technologies, Inc.*                                                             18,150            68,607
Motorola, Inc.                                                                         21,250           387,813
Nextel Communications, Inc., Class A*                                                   4,450           118,637
QUALCOMM, Inc.                                                                          3,300           240,834
SBC Communications, Inc.                                                               13,000           315,250
Scientific-Atlanta, Inc.                                                                1,550            53,475
Sprint Corp.                                                                            2,250            39,600
Tellabs, Inc.*                                                                          2,900            25,346
Verizon Communications, Inc.                                                           10,950           396,281
                                                                                                ---------------
                                                                                                      2,336,850
                                                                                                ---------------
TEXTILES, CLOTHING & FABRICS (0.6%)
Jones Apparel Group, Inc.                                                                 800            31,584
Liz Claiborne, Inc.                                                                       550            19,789
Nike, Inc., Class B                                                                     2,550           193,163
VF Corp.                                                                                1,050            51,135
                                                                                                ---------------
                                                                                                        295,671
                                                                                                ---------------
TRANSPORTATION (0.1%)
Burlington Northern Santa Fe Corp.                                                      1,400            49,098
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $44,589,306)                                                               46,357,920
                                                                                                ---------------

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SHORT-TERM INVESTMENTS (6.3%)

SECURITY LENDING COLLATERAL (6.3%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $        65,637   $        65,637
Bank of America, Bank Note, 1.500%, 07/21/04                                           65,637            65,637
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                     65,637            65,637
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                             32,819            32,819
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                              9,178             9,178
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    164,095           164,095
Bank of Nova Scotia, Eurodollar Term,
  1.200%, 07/14/04                                                                     65,637            65,637
BGI Prime Money Market Fund,
  Money Market Fund, 1.284%, 07/01/04                                                  98,457            98,457
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                     32,819            32,819
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              32,819            32,819
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             131,276           131,276
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     32,819            32,819
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                     65,637            65,637
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    131,276           131,276
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                     98,457            98,457
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             26,255            26,255
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             32,819            32,819
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            196,808           196,808
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              131,276           131,276
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                         65,638            65,638
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    165,095           164,095
Merrill Lynch & Co., Triparty Corporate, 1.540%,
  07/01/04                                                                            331,143           331,143
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                   8,917             8,917
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                  98,457            98,457
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    295,370           295,370
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                     91,893            91,893

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                            $        85,156   $        85,156
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                         98,457            98,457
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                         65,638            65,638
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        131,276           131,276
                                                                                                ---------------
                                                                                                      2,915,398
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $2,915,398)                                                        2,915,398
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (106.4%)
  (COST $47,504,704)                                                                            $    49,273,318
OTHER ASSETS IN EXCESS OF LIABILITIES ( -6.4%)                                                       (2,958,058)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    46,315,260
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $48,734,663. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $     3,644,259
Unrealized losses                                                                                    (3,105,604)
                                                                                                ---------------
  Net unrealized gain                                                                           $       538,655
                                                                                                ===============

* Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING ALGER AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (99.8%)

APPAREL & TEXTILES (0.8%)
Polo Ralph Lauren Corp.                                                                40,400   $     1,391,780
                                                                                                ---------------
APPAREL RETAILERS (1.1%)
American Eagle Outfitters, Inc.*                                                       33,500           968,485
Chico's FAS, Inc.*                                                                     17,600           794,816
                                                                                                ---------------
                                                                                                      1,763,301
                                                                                                ---------------
AUTOMOTIVE (0.5%)
Gentex Corp.                                                                           20,100           797,568
                                                                                                ---------------
BUSINESS SERVICES (2.5%)
Corporate Executive Board Co.                                                          21,600         1,248,264
Gevity HR, Inc.                                                                        33,600           879,984
Robert Half International, Inc.                                                        69,500         2,069,015
                                                                                                ---------------
                                                                                                      4,197,263
                                                                                                ---------------
CAPITAL EQUIPMENT (2.3%)
Rockwell Automation, Inc.                                                             101,400         3,803,514
                                                                                                ---------------
CHEMICALS (1.1%)
Millennium Chemicals, Inc.*                                                           103,200         1,787,424
                                                                                                ---------------
COMMERCIAL SERVICES (3.6%)
Alliance Data Systems Corp.*                                                           28,200         1,191,450
Quest Diagnostics, Inc.*                                                               28,150         2,391,342
Service Corp., International*                                                         324,400         2,390,828
                                                                                                ---------------
                                                                                                      5,973,620
                                                                                                ---------------
COMMUNICATIONS (3.6%)
L-3 Communications Holdings, Inc.                                                      49,590         3,312,612
SpectraSite, Inc.*                                                                     61,800         2,670,996
                                                                                                ---------------
                                                                                                      5,983,608
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (6.6%)
Activision, Inc.*                                                                      97,000         1,542,300
Akamai Technologies, Inc.*                                                             61,500         1,103,925
GTECH Holdings Corp.                                                                   52,200         2,417,382
PalmSource, Inc.*                                                                     122,428         2,098,416
PeopleSoft, Inc.*                                                                      86,800         1,605,800
Take-Two Interactive Software, Inc.*                                                   71,700         2,196,888
                                                                                                ---------------
                                                                                                     10,964,711
                                                                                                ---------------
COMPUTERS & INFORMATION (2.6%)
PalmOne, Inc.*                                                                        124,000         4,311,480
                                                                                                ---------------
CONSUMER GOODS AND SERVICES (1.0%)
Fossil, Inc.*                                                                          58,000         1,580,500
                                                                                                ---------------
ELECTRONICS (18.2%)
Altera Corp.*                                                                         130,850         2,907,487
Broadcom Corp., Class A*                                                               71,300         3,334,701
Garmin Ltd. (Cayman Islands)                                                           68,200   $     2,526,128
Gemstar-TV Guide International, Inc.*                                                 355,150         1,704,720
Kla-Tencor Corp.*                                                                      25,600         1,264,128
Novellus Systems, Inc.*                                                               110,000         3,458,400
Semiconductor Manufacturing International
  Corp. ADR (Cayman Islands)*                                                         188,900         2,026,897
Skyworks Solutions, Inc.*                                                             370,250         3,232,282
Teradyne, Inc.*                                                                       211,800         4,807,860
Thermo Electron Corp.*                                                                 60,950         1,873,603
Trimble Navigation Ltd.*                                                              112,950         3,138,880
                                                                                                ---------------
                                                                                                     30,275,086
                                                                                                ---------------
ENTERTAINMENT & LEISURE (4.6%)
International Speedway Corp., Class A                                                  30,600         1,488,384
Multimedia Games, Inc.*                                                               121,000         3,245,220
Royal Caribbean Cruises Ltd.                                                           48,200         2,092,362
Station Casinos, Inc.                                                                  17,400           842,160
                                                                                                ---------------
                                                                                                      7,668,126
                                                                                                ---------------
FINANCIAL SERVICES (2.4%)
Affiliated Managers Group, Inc.*                                                       55,700         2,805,609
First Marblehead Corp. (The)*                                                          30,000         1,207,800
                                                                                                ---------------
                                                                                                      4,013,409
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
PacifiCare Health Systems, Inc., Class A*                                              71,400         2,760,324
                                                                                                ---------------
HEAVY MACHINERY (2.0%)
Tractor Supply Co.*                                                                    80,250         3,356,055
                                                                                                ---------------
INSURANCE (2.0%)
MGIC Investment Corp.                                                                  44,100         3,345,426
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (4.8%)
Meredith Corp.                                                                         22,600         1,242,096
Westwood One, Inc.*                                                                    62,600         1,489,880
XM Satellite Radio Holdings, Inc., Class A*                                           193,600         5,283,344
                                                                                                ---------------
                                                                                                      8,015,320
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (9.6%)
Advanced Medical Optics, Inc.                                                          49,100         2,090,187
C.R. Bard, Inc.                                                                        28,600         1,620,190
Cytyc Corp.*                                                                           84,600         2,146,302
Fisher Scientific International, Inc.*                                                 41,600         2,402,400
Given Imaging Ltd. (Israel)                                                            31,600         1,118,956
Inamed Corp.*                                                                          32,200         2,023,770
IVAX Corp.*                                                                            87,400         2,096,726
Kinetic Concepts, Inc.                                                                 32,350         1,614,265
Varian Medical Systems, Inc.*                                                          10,500           833,175
                                                                                                ---------------
                                                                                                     15,945,971
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
OIL & GAS (4.0%)
Cooper Cameron Corp.*                                                                  67,825   $     3,303,078
EOG Resources, Inc.                                                                    55,200         3,295,992
                                                                                                ---------------
                                                                                                      6,599,070
                                                                                                ---------------
PHARMACEUTICALS (8.8%)
Celgene Corp.*                                                                         10,000           572,600
Elan Corp. PLC ADR (Ireland)*                                                          99,500         2,461,630
Eyetech Pharmaceuticals, Inc.*                                                         22,700           974,284
ImClone Systems, Inc.*                                                                 43,100         3,697,549
King Pharmaceuticals, Inc.*                                                            43,800           501,510
MGI Pharma, Inc.*                                                                      13,450           363,285
Millennium Pharmaceuticals, Inc.*                                                      88,850         1,226,130
OSI Pharmaceuticals, Inc.*                                                             24,250         1,708,170
Sepracor, Inc.*                                                                        58,000         3,068,200
                                                                                                ---------------
                                                                                                     14,573,358
                                                                                                ---------------
RESTAURANTS AND LODGING (0.8%)
Cheesecake Factory (The), Inc.*                                                        34,800         1,384,692
                                                                                                ---------------
RETAILERS (10.1%)
Autoliv, Inc.                                                                          30,000         1,266,000
Bed Bath & Beyond, Inc.*                                                               32,800         1,261,160
Hot Topic, Inc.*                                                                       66,300         1,358,487
NetFlix, Inc.*                                                                        199,050         7,155,848
Sharper Image Corp.*                                                                   61,700         1,936,763
The Finish Line, Inc.*                                                                 47,900         1,445,143
Tiffany & Co.                                                                          63,200         2,328,920
                                                                                                ---------------
                                                                                                     16,752,321
                                                                                                ---------------
TELECOMMUNICATIONS (4.0%)
Amdocs Ltd.*                                                                           66,600         1,560,438
Andrew Corp.*                                                                          18,900           378,189
Avaya, Inc.*                                                                          187,000         2,952,730
Comverse Technology, Inc.*                                                             63,600         1,268,184
Foundry Networks, Inc.*                                                                28,800           405,216
                                                                                                ---------------
                                                                                                      6,564,757
                                                                                                ---------------
TRANSPORTATION (1.1%)
Yellow Roadway Corp.*                                                                  44,700         1,781,742
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $147,195,339)                                                             165,590,426
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (32.0%)

SECURITY LENDING COLLATERAL (32.0%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $     1,195,800         1,195,800
Bank of America, Bank Note, 1.500%, 07/21/04                                        1,195,800         1,195,800
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                            $     1,195,801   $     1,195,801
Bank of America, Eurodollar Term,
  1.080%, 07/19/04                                                                    597,900           597,900
Bank of Montreal, Eurodollar Term,
  1.200%, 07/23/04                                                                    167,215           167,215
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                  2,989,501         2,989,501
Bank of Nova Scotia, Eurodollar Term,
  1.200%, 07/14/04                                                                  1,195,801         1,195,801
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                     1,793,701         1,793,701
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                    597,900           597,900
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             597,900           597,900
Caylon, Eurodollar Term, 1.340%, 08/24/04                                           2,391,601         2,391,601
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    597,900           597,900
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                  1,195,801         1,195,801
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                  2,391,601         2,391,601
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                  1,793,701         1,793,701
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            478,320           478,320
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                            597,900           597,900
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                          3,585,488         3,585,488
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                            2,391,601         2,391,601
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                      1,195,801         1,195,801
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.540%, 07/01/04                                                       2,989,501         2,989,501
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                  6,032,814         6,032,814
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                 162,449           162,449
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                               1,793,701         1,793,701
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  5,381,103         5,381,103
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                  1,674,121         1,674,121
Sheffield Receivables Corp., Commercial
  Paper, 1.071%, 07/01/04                                                           1,551,380         1,551,380
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                      1,793,701         1,793,701
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                      1,195,801         1,195,801
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                      2,391,601         2,391,601
                                                                                                ---------------
                                                                                                     53,113,205
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $53,113,205)                                                      53,113,205
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                                    MARKET
                                                                                                     VALUE
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (131.8%)
  (COST $200,308,544)                                                                           $   218,703,631
OTHER ASSETS IN EXCESS OF LIABILITIES ( -31.8%)                                                     (52,738,385)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   165,965,246
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $201,398,502. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    23,207,804
Unrealized losses                                                                                    (5,902,675)
                                                                                                ---------------
  Net unrealized gain                                                                           $    17,305,129
                                                                                                ===============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING ALGER CAPITAL APPRECIATION PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (94.8%)

AEROSPACE & DEFENSE (1.0%)
Lockheed Martin Corp.                                                                   8,100   $       421,848
                                                                                                ---------------
APPAREL MANUFACTURERS (1.3%)
Coach, Inc.*                                                                           12,900           582,951
                                                                                                ---------------
AUTOMOTIVE (0.7%)
Gentex Corp.                                                                            7,400           293,632
                                                                                                ---------------
BIOTECHNOLOGY (2.9%)
Genentech, Inc.*                                                                       15,700           882,340
Protein Design Labs, Inc.*                                                              8,100           154,953
QLT, Inc. (Canada)*                                                                    11,200           224,224
                                                                                                ---------------
                                                                                                      1,261,517
                                                                                                ---------------
BUSINESS SERVICES (0.9%)
Monster Worldwide, Inc.*                                                               15,500           398,660
                                                                                                ---------------
COAL (0.5%)
Peabody Energy Corp.                                                                    3,900           218,361
                                                                                                ---------------
COMMERCIAL SERVICES (1.8%)
Quest Diagnostics, Inc.                                                                 9,100           773,045
                                                                                                ---------------
COMMUNICATIONS (3.7%)
Research in Motion Ltd. (Canada)*                                                      15,400         1,053,976
Sirius Satellite Radio, Inc.                                                           95,400           293,832
SpectraSite, Inc.*                                                                      6,100           263,642
                                                                                                ---------------
                                                                                                      1,611,450
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (13.5%)
Activision, Inc.*                                                                      26,900           427,710
Check Point Software Technologies Ltd.
  (Israel)*                                                                            25,800           696,342
Cognizant Technology Solutions Corp.*                                                  15,800           401,478
Microsoft Corp.                                                                        48,300         1,379,448
Oracle Corp.*                                                                          60,300           719,379
Red Hat, Inc.*                                                                         55,800         1,281,726
Symbol Technologies, Inc.                                                              29,500           434,830
Take-Two Interactive Software, Inc.*                                                   16,500           505,560
                                                                                                ---------------
                                                                                                      5,846,473
                                                                                                ---------------
COMPUTERS & INFORMATION (3.2%)
Cisco Systems, Inc.*                                                                   28,000           663,600
PalmOne, Inc.*                                                                         20,500           712,785
                                                                                                ---------------
                                                                                                      1,376,385
                                                                                                ---------------
CONGLOMERATES (1.0%)
Tyco International Ltd.                                                                13,400           444,076
                                                                                                ---------------
ELECTRONICS (9.5%)
Applied Materials, Inc.*                                                               22,500   $       441,450
Broadcom Corp., Class A*                                                               30,400         1,421,808
Celestica, Inc. (Canada)*                                                              30,000           598,500
Kulicke & Soffa Industries, Inc.*                                                      50,500           553,480
National Semiconductor Corp.*                                                          30,000           659,700
Novellus Systems, Inc.*                                                                14,200           446,448
                                                                                                ---------------
                                                                                                      4,121,386
                                                                                                ---------------
ENTERTAINMENT & LEISURE (1.5%)
International Game Technology                                                           5,400           208,440
Royal Caribbean Cruises Ltd.                                                           10,000           434,100
                                                                                                ---------------
                                                                                                        642,540
                                                                                                ---------------
FINANCIAL SERVICES (3.7%)
Capital One Financial Corp.                                                             8,600           588,068
First Data Corp.                                                                        9,300           414,036
First Marblehead Corp. (The)*                                                           8,500           342,210
Piper Jaffray Cos.*                                                                     5,700           257,811
                                                                                                ---------------
                                                                                                      1,602,125
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (1.1%)
AMERIGROUP Corp.*                                                                       1,500            73,800
PacifiCare Health Systems, Inc., Class A*                                              11,100           429,126
                                                                                                ---------------
                                                                                                        502,926
                                                                                                ---------------
HEAVY MACHINERY (0.5%)
National-Oilwell, Inc.                                                                  6,925           218,068
                                                                                                ---------------
INSURANCE (5.0%)
Aetna, Inc.                                                                             4,900           416,500
Aflac, Inc.                                                                            10,000           408,100
Anthem, Inc.*                                                                           6,600           591,096
MGIC Investment Corp.                                                                   9,725           737,738
                                                                                                ---------------
                                                                                                      2,153,434
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (4.6%)
Pixar, Inc.*                                                                            6,700           465,717
Time Warner, Inc.*                                                                     48,900           859,662
XM Satellite Radio Holdings, Inc., Class A*                                            24,400           665,876
                                                                                                ---------------
                                                                                                      1,991,255
                                                                                                ---------------
MEDIA--INTERNET (5.0%)
Yahoo! Inc.*                                                                           59,800         2,172,534
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (7.8%)
Advanced Medical Optics, Inc.                                                           8,300           353,331
Boston Scientific Corp.*                                                               20,500           877,400
Given Imaging Ltd. (Israel)                                                             6,200           219,542
Guidant Corp.                                                                           1,000            55,880
Invitrogen Corp.*                                                                       7,900           568,721
Kinetic Concepts, Inc.                                                                  8,800           439,120

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
MEDICAL AND HEALTH PRODUCTS (CONTINUED)
Varian Medical Systems, Inc.*                                                           3,500   $       277,725
Zimmer Holdings, Inc.*                                                                  6,600           582,120
                                                                                                ---------------
                                                                                                      3,373,839
                                                                                                ---------------
OIL & GAS (1.5%)
EOG Resources, Inc.                                                                    10,700           638,897
                                                                                                ---------------
PHARMACEUTICALS (10.5%)
Allergan, Inc.                                                                          7,500           671,400
Biogen Idec, Inc.*                                                                     15,900         1,005,675
Millennium Pharmaceuticals, Inc.*                                                      37,300           514,740
OSI Pharmaceuticals, Inc.*                                                              4,800           338,112
Pfizer, Inc.                                                                           40,400         1,384,912
Teva Pharmaceutical Industries Ltd. ADR
  (Israel)                                                                              9,900           666,171
                                                                                                ---------------
                                                                                                      4,581,010
                                                                                                ---------------
RETAILERS (9.5%)
Aeropostale, Inc.*                                                                     14,100           379,431
Bed Bath & Beyond, Inc.*                                                               11,200           430,640
eBay, Inc.*                                                                            19,200         1,765,440
NetFlix, Inc.*                                                                         18,500           665,075
Priceline.com, Inc.*                                                                   11,100           298,923
Sharper Image Corp.*                                                                    6,300           197,757
Tiffany & Co.                                                                          10,250           377,713
                                                                                                ---------------
                                                                                                      4,114,979
                                                                                                ---------------
TELECOMMUNICATIONS (4.1%)
Corning, Inc.*                                                                         66,300           865,878
Juniper Networks, Inc.*                                                                18,100           444,717
Sierra Wireless, Inc. (Canada)*                                                        13,000           481,390
                                                                                                ---------------
                                                                                                      1,791,985
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $35,023,701)                                                               41,133,376
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (30.3%)

SECURITY LENDING COLLATERAL (30.3%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       296,364           296,364
Bank of America, Bank Note, 1.500%, 07/21/04                                          296,364           296,364
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                    296,364           296,364
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                            148,182           148,182
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             41,442            41,442
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    740,909           740,909
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                    $       296,364   $       296,364
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       444,545           444,545
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                    148,182           148,182
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             148,182           148,182
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             592,727           592,727
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    148,182           148,182
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    296,364           296,364
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    592,727           592,727
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    444,545           444,545
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            118,545           118,545
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                            148,182           148,182
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            888,617           888,617
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              592,727           592,727
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                        296,364           296,364
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    740,909           740,909
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                  1,495,155         1,495,155
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  40,261            40,261
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 444,546           444,546
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  1,333,637         1,333,637
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    414,909           414,909
Sheffield Receivables Corp., Commercial
  Paper, 1.071%, 07/01/04                                                             384,489           384,489
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        444,546           444,546
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        296,364           296,364
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        592,727           592,727
                                                                                                ---------------
                                                                                                     13,163,421
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $13,163,421)                                                      13,163,421
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (125.1%)
  (COST $48,187,122)                                                                            $    54,296,797
OTHER ASSETS IN EXCESS OF LIABILITIES ( -25.1%)                                                     (10,901,983)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    43,394,814
                                                                                                ===============

                                              See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $48,187,122. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $     6,971,942
Unrealized losses                                                                                      (862,267)
                                                                                                ---------------
  Net unrealized gain                                                                           $     6,109,675
                                                                                                ===============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING ALGER GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (98.1%)

BEVERAGES, FOOD & TOBACCO (1.9%)
Anheuser-Busch Cos., Inc.                                                              18,500   $       999,000
                                                                                                ---------------
BIOTECHNOLOGY (1.1%)
Genentech, Inc.*                                                                        9,900           556,380
                                                                                                ---------------
BUSINESS SERVICES (2.8%)
Automatic Data Processing, Inc.                                                        34,400         1,440,672
                                                                                                ---------------
CHEMICALS (1.2%)
Dow Chemical Co.                                                                       15,500           630,850
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (7.3%)
Microsoft Corp.                                                                        76,000         2,170,560
Oracle Corp.*                                                                          77,300           922,189
Veritas Software Corp.*                                                                24,200           670,340
                                                                                                ---------------
                                                                                                      3,763,089
                                                                                                ---------------
COMPUTERS & INFORMATION (3.1%)
Cisco Systems, Inc.*                                                                   67,300         1,595,010
                                                                                                ---------------
CONGLOMERATES (3.6%)
Tyco International Ltd.                                                                56,400         1,869,096
                                                                                                ---------------
CONSUMER GOODS AND SERVICES (1.1%)
Fortune Brands, Inc.                                                                    7,200           543,096
                                                                                                ---------------
ELECTRONIC COMPONENTS (2.1%)
Analog Devices, Inc.                                                                   17,000           800,360
Maxim Intergrated Products, Inc.                                                        5,000           262,100
                                                                                                ---------------
                                                                                                      1,062,460
                                                                                                ---------------
ELECTRONICS (15.4%)
Advanced Micro Devices, Inc.*                                                          37,000           588,300
Altera Corp.*                                                                          44,700           993,234
Applied Materials, Inc.*                                                               89,450         1,755,009
Broadcom Corp., Class A*                                                               14,700           687,519
EMC Corp.*                                                                             25,200           287,280
General Electric Co.                                                                   32,150         1,041,660
Linear Technology Corp.                                                                33,050         1,304,483
Teradyne, Inc.*                                                                        57,100         1,296,170
                                                                                                ---------------
                                                                                                      7,953,655
                                                                                                ---------------
ENTERTAINMENT & LEISURE (5.7%)
Carnival Corp. (Panama)                                                                11,200           526,400
Royal Caribbean Cruises Ltd.                                                           24,400         1,059,204
Starwood Hotels & Resorts Worldwide, Inc.                                              22,800         1,022,580
Walt Disney Co.                                                                        14,000           356,860
                                                                                                ---------------
                                                                                                      2,965,044
                                                                                                ---------------
FINANCIAL SERVICES (5.0%)
Affiliated Managers Group, Inc.*                                                        4,787           241,121
American Express Co.                                                                   13,800           709,044
First Data Corp.                                                                       19,000   $       845,880
T. Rowe Price Group, Inc.                                                              15,100           761,040
                                                                                                ---------------
                                                                                                      2,557,085
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (3.2%)
HCA, Inc.                                                                              27,550         1,145,804
PacifiCare Health Systems, Inc., Class A*                                              13,500           521,910
                                                                                                ---------------
                                                                                                      1,667,714
                                                                                                ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.5%)
Home Depot, Inc.                                                                        7,400           260,480
                                                                                                ---------------
INSURANCE (5.4%)
Aetna, Inc.                                                                             7,600           646,000
Aflac, Inc.                                                                            18,400           750,904
American International Group, Inc.                                                     12,050           858,924
Anthem, Inc.*                                                                           5,900           528,404
                                                                                                ---------------
                                                                                                      2,784,232
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (5.3%)
Comcast Corp., Special Class A*                                                        26,700           737,187
Gannett Co., Inc.                                                                       4,500           381,825
Viacom, Inc., Class B                                                                   9,400           335,768
XM Satellite Radio Holdings, Inc., Class A*                                            46,800         1,277,172
                                                                                                ---------------
                                                                                                      2,731,952
                                                                                                ---------------
MEDIA--INTERNET (4.0%)
Yahoo! Inc.*                                                                           56,500         2,052,645
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (3.6%)
Boston Scientific Corp.*                                                               20,400           873,120
Medtronic, Inc.                                                                        17,350           845,292
Stryker Corp.                                                                           2,400           132,000
                                                                                                ---------------
                                                                                                      1,850,412
                                                                                                ---------------
OIL & GAS (1.5%)
Devon Energy Corp.                                                                      8,100           534,600
EOG Resources, Inc.                                                                     4,200           250,782
                                                                                                ---------------
                                                                                                        785,382
                                                                                                ---------------
PHARMACEUTICALS (11.4%)
Abbott Laboratories                                                                    11,600           472,816
Biogen Idec, Inc.*                                                                     20,600         1,302,950
Caremark Rx, Inc.*                                                                     25,950           854,793
ImClone Systems, Inc.*                                                                  4,800           411,792
Millennium Pharmaceuticals, Inc.*                                                      32,150           443,670
Pfizer, Inc.                                                                           56,600         1,940,248
Teva Pharmaceutical Industries Ltd. ADR
  (Israel)                                                                              7,000           471,030
                                                                                                ---------------
                                                                                                      5,897,299
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
RETAILERS (12.2%)
Bed Bath & Beyond, Inc.*                                                                9,900   $       380,655
CVS Corp.                                                                              11,800           495,836
eBay, Inc.*                                                                            16,750         1,540,163
NetFlix, Inc.*                                                                         40,700         1,463,165
Target Corp.                                                                           32,750         1,390,893
Wal-Mart Stores, Inc.                                                                  19,200         1,012,992
                                                                                                ---------------
                                                                                                      6,283,704
                                                                                                ---------------
TEXTILES, CLOTHING & FABRICS (0.7%)
Nike, Inc., Class B                                                                     4,950           374,963
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $46,247,964)                                                               50,624,220
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (22.7%)

SECURITY LENDING COLLATERAL (22.7%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       263,914           263,914
Bank of America, Bank Note, 1.500%, 07/21/04                                          263,914           263,914
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                            263,914           263,914
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                            131,957           131,957
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             36,905            36,905
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    659,786           659,786
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                            263,914           263,914
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       395,872           395,872
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                            131,957           131,957
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             131,957           131,957
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             527,829           527,829
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    131,957           131,957
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    263,914           263,914
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    527,829           527,829
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    395,872           395,872
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            105,566           105,566
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                            131,957           131,957
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            791,321           791,321
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                      $       527,829   $       527,829
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                        263,914           263,914
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    659,786           659,786
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                  1,331,448         1,331,448
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  35,853            35,853
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 395,872           395,872
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  1,187,615         1,187,615
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    369,480           369,480
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    342,391           342,391
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        395,872           395,872
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        263,914           263,914
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        527,829           527,829
                                                                                                ---------------
                                                                                                     11,722,138
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $11,722,138)                                                      11,722,138
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (120.8%)
  (COST $57,970,102)                                                                            $    62,346,358
OTHER ASSETS IN EXCESS OF LIABILITIES ( -20.8%)                                                     (10,751,757)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    51,594,601
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $58,264,096. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $     5,546,370
Unrealized losses                                                                                    (1,464,108)
                                                                                                ---------------
  Net unrealized gain                                                                           $     4,082,262
                                                                                                ===============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING AMERICAN CENTURY SMALL CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (88.8%)

AEROSPACE & DEFENSE (1.0%)
United Defense Industries, Inc.*                                                       12,600   $       441,000
                                                                                                ---------------
APPAREL & TEXTILES (1.1%)
Polo Ralph Lauren Corp.                                                                 6,800           234,260
Wolverine World Wide, Inc.                                                              9,700           254,625
                                                                                                ---------------
                                                                                                        488,885
                                                                                                ---------------
AUTOMOTIVE (1.9%)
Cooper Tire & Rubber Co.                                                               11,900           273,700
Superior Industries International, Inc.                                                18,700           625,515
                                                                                                ---------------
                                                                                                        899,215
                                                                                                ---------------
BANKING (7.9%)
Associated Banc Corp.                                                                  10,000           296,300
BancorpSouth, Inc.                                                                     10,200           229,806
Chittenden Corp.                                                                        9,200           323,380
Commercial Federal Corp.                                                                9,900           268,290
Cullen/Frost Bankers, Inc.                                                              4,000           179,000
First Financial Bancorp                                                                10,500           186,060
Hibernia Corp., Class A                                                                15,300           371,790
Mercantile Bankshares Corp.                                                             3,000           140,460
Sky Financial Group, Inc.                                                               7,200           178,056
Sterling Bancshares, Inc.                                                              33,900           481,041
TCF Financial Corp.                                                                     2,100           121,905
Washington Federal, Inc.                                                               18,600           446,400
Whitney Holding Corp.                                                                   3,100           138,477
Wilmington Trust Corp.                                                                  8,600           320,092
                                                                                                ---------------
                                                                                                      3,681,057
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (2.7%)
Adolph Coors Co., Class B                                                               2,300           166,382
Corn Products International, Inc.                                                       5,800           269,990
Lancaster Colony Corp.                                                                  6,700           278,988
Sensient Technologies Corp.                                                            25,900           556,332
                                                                                                ---------------
                                                                                                      1,271,692
                                                                                                ---------------
BUSINESS SERVICES (0.5%)
Valassis Communications, Inc.*                                                          7,500           228,525
                                                                                                ---------------
CHEMICALS (2.0%)
Ferro Corp.                                                                            10,100           269,468
FMC Corp.*                                                                              3,600           155,196
Georgia Gulf Corp.                                                                      3,600           129,096
H.B. Fuller Co.                                                                        13,300           377,720
                                                                                                ---------------
                                                                                                        931,480
                                                                                                ---------------
COMMERCIAL SERVICES (5.0%)
ABM Industries, Inc.                                                                   15,400           299,838
ADVO, Inc.                                                                              5,800           190,936
Banta Corp.                                                                             2,300   $       102,143
G&K Services, Inc., Class A                                                             9,100           365,729
Jacobs Engineering Group, Inc.                                                          2,612           102,469
Kelly Services, Inc.                                                                    7,800           232,440
MedQuist, Inc.*                                                                        14,600           174,835
Sonoco Products Co.                                                                    18,300           466,650
Viad Corp.                                                                             15,100           407,851
                                                                                                ---------------
                                                                                                      2,342,891
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (7.8%)
BISYS Group, Inc.*                                                                      8,300           116,698
Black Box Corp.                                                                         2,500           118,150
Compuware Corp.*                                                                       21,400           141,240
Internet Security Systems, Inc.*                                                       13,900           213,226
MRO Software, Inc.*                                                                     8,900           121,129
Parametric Technology Co.*                                                             51,853           259,265
PEC Solutions, Inc.*                                                                   17,200           205,196
ProQuest Co.*                                                                           5,100           138,975
Reynolds & Reynolds Co., Class A                                                       20,075           464,335
Sybase, Inc.*                                                                          59,500         1,071,000
Take-Two Interactive Software, Inc.*                                                   11,000           337,040
THQ, Inc.*                                                                             11,300           258,770
Verity, Inc.*                                                                          13,600           183,736
                                                                                                ---------------
                                                                                                      3,628,760
                                                                                                ---------------
COMPUTERS & INFORMATION (1.2%)
Imation Corp.                                                                          13,400           570,974
                                                                                                ---------------
CONSUMER GOODS AND SERVICES (2.3%)
Libbey, Inc.                                                                           10,800           299,808
Snap-on, Inc.                                                                          23,300           781,715
                                                                                                ---------------
                                                                                                      1,081,523
                                                                                                ---------------
CONTAINERS & PACKAGING (1.3%)
Bemis Co., Inc.                                                                        21,300           601,725
                                                                                                ---------------
ELECTRIC UTILITIES (2.4%)
Empire District Electric Co. (The)                                                     13,500           271,485
IDACORP, Inc.                                                                          20,100           542,700
Westar Energy, Inc.                                                                    14,100           280,731
                                                                                                ---------------
                                                                                                      1,094,916
                                                                                                ---------------
ELECTRICAL EQUIPMENT (1.7%)
A.O. Smith Corp.                                                                       19,200           610,368
Regal-Beloit Corp.                                                                      8,500           189,210
                                                                                                ---------------
                                                                                                        799,578
                                                                                                ---------------
ELECTRONIC COMPONENTS (0.8%)
Analogic Corp.                                                                          8,700           369,141
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
ELECTRONICS (4.2%)
Benchmark Electronics, Inc.*                                                           15,000   $       436,500
Coherent, Inc.*                                                                        13,800           411,930
DuPont Photomasks, Inc.*                                                                9,100           185,003
Electronics for Imaging, Inc.*                                                          1,500            42,390
Methode Electronics, Inc., Class A                                                     21,500           278,855
Omnivision Technologies, Inc.                                                          12,000           191,400
QLogic Corp.*                                                                          12,300           327,057
Rayovac Corp.*                                                                          3,600           101,160
                                                                                                ---------------
                                                                                                      1,974,295
                                                                                                ---------------
ENTERTAINMENT & LEISURE (1.3%)
Callaway Golf Co.                                                                       7,000            79,380
Hearst-Argyle Television, Inc.                                                          9,300           239,754
JAKKS Pacific, Inc.*                                                                    4,700            97,713
LeapFrog Enterprises, Inc.*                                                             9,000           179,010
                                                                                                ---------------
                                                                                                        595,857
                                                                                                ---------------
FINANCIAL SERVICES (1.4%)
Asset Acceptance Capital Corp.*                                                        10,200           173,400
Medallion Financial Corp.                                                              11,100            88,245
Raymond James Financial, Inc.                                                           8,800           232,760
Waddell & Reed Financial, Inc., Class A                                                 6,400           141,504
                                                                                                ---------------
                                                                                                        635,909
                                                                                                ---------------
FOREST PRODUCTS & PAPER (0.2%)
Rayonier, Inc.                                                                             89             3,956
Wausau-Mosinee Paper Corp.                                                              4,400            76,120
                                                                                                ---------------
                                                                                                         80,076
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (2.3%)
Alliance Imaging, Inc.*                                                                21,000            95,970
LifePoint Hospitals, Inc.*                                                              3,800           141,436
Renal Care Group, Inc.*                                                                 6,200           205,406
Universal Health Services, Inc., Class B                                               14,100           647,049
                                                                                                ---------------
                                                                                                      1,089,861
                                                                                                ---------------
HEAVY CONSTRUCTION (1.3%)
Granite Construction, Inc.                                                             16,800           306,264
WCI Communities, Inc.*                                                                 14,000           312,340
                                                                                                ---------------
                                                                                                        618,604
                                                                                                ---------------
HEAVY MACHINERY (5.4%)
Hydril Co.*                                                                             6,100           192,150
Insituform Technologies, Inc., Class A*                                                16,600           270,082
Kadant, Inc.*                                                                           5,900           136,467
Kaydon Corp.                                                                           18,900           584,577
Kennametal, Inc.                                                                        7,400           338,920
Martin Marietta Materials, Inc.                                                        13,500           598,455
Tecumseh Products Co., Class A                                                          3,300           135,927
W-H Energy Services, Inc.*                                                             12,500           245,000
                                                                                                ---------------
                                                                                                      2,501,578
                                                                                                ---------------
INDUSTRIAL--DIVERSIFIED (2.0%)
Anixter International, Inc.                                                             9,000   $       306,270
Crane Co.                                                                               8,600           269,954
Griffon Corp.*                                                                         15,300           340,884
                                                                                                ---------------
                                                                                                        917,108
                                                                                                ---------------
INSURANCE (4.0%)
Aspen Insurance Holdings Ltd. (Bermuda)                                                 5,300           123,119
Erie Indemnity Co., Class A                                                             2,700           126,306
HCC Insurance Holdings, Inc.                                                           10,400           347,464
Horace Mann Educators Corp.                                                             8,700           152,076
Platinum Underwriters Holdings, Ltd.
  (Bermuda)                                                                            20,600           626,858
PMI Group, Inc. (The)                                                                   9,400           409,088
ProAssurance Corp.*                                                                     2,900            98,919
                                                                                                ---------------
                                                                                                      1,883,830
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (1.5%)
Journal Communications, Inc., Class A                                                  15,300           288,099
Liberty Corp. (The)                                                                     8,800           413,160
                                                                                                ---------------
                                                                                                        701,259
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (3.6%)
Arrow International, Inc.                                                               8,100           242,352
Beckman Coulter, Inc.                                                                   3,900           237,900
Dade Behring Holdings, Inc.*                                                           11,300           536,976
Orthofix International N.V. (Netherlands)*                                              4,500           192,285
Osteotech, Inc.*                                                                       16,600           107,734
Owens & Minor, Inc.                                                                    13,200           341,880
                                                                                                ---------------
                                                                                                      1,659,127
                                                                                                ---------------
METALS AND MINING (2.0%)
Minerals Technologies, Inc.                                                             4,500           261,000
Olin Corp.                                                                             38,400           676,608
                                                                                                ---------------
                                                                                                        937,608
                                                                                                ---------------
OIL & GAS (3.8%)
Cal Dive International, Inc.*                                                          11,800           357,776
Cimarex Energy Co.*                                                                     6,800           205,564
Denbury Resources, Inc.*                                                                5,800           121,510
Encore Acquisition Co.*                                                                 5,600           156,240
Helmerich & Payne, Inc.                                                                11,400           297,768
Spinnaker Exploration Co.*                                                              2,900           114,202
Unit Corp.*                                                                             9,500           298,775
Whiting Petroleum Corp.*                                                                9,500           238,925
                                                                                                ---------------
                                                                                                      1,790,760
                                                                                                ---------------
OIL SERVICES (0.9%)
Key Energy Services, Inc.*                                                             44,300           418,192
                                                                                                ---------------
REAL ESTATE (1.5%)
BRE Properties, Inc. (REIT)                                                             5,200           180,700
Getty Realty Corp. (REIT)                                                              11,400           286,824

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
REAL ESTATE (CONTINUED)
Hospitality Properties Trust (REIT)                                                       800   $        21,080
Maguire Properties, Inc. (REIT)                                                         9,000           222,930
                                                                                                ---------------
                                                                                                        711,534
                                                                                                ---------------
RESTAURANTS AND LODGING (2.1%)
CEC Entertainment, Inc.*                                                               15,000           442,650
Jack In The Box, Inc.*                                                                  7,300           216,810
Outback Steakhouse, Inc.                                                                7,300           301,928
                                                                                                ---------------
                                                                                                        961,388
                                                                                                ---------------
RETAILERS (3.7%)
Burlington Coat Factory Warehouse Corp.                                                11,100           214,230
Casey's General Stores, Inc.                                                           19,100           349,530
Cato Corp. (The), Class A                                                              12,700           285,115
Linens 'n Things, Inc.*                                                                 7,500           219,825
Pier 1 Imports, Inc.                                                                   21,600           382,104
Talbots, Inc.                                                                           7,000           274,050
                                                                                                ---------------
                                                                                                      1,724,854
                                                                                                ---------------
SPECIAL PRODUCTS AND SERVICES (1.2%)
AptarGroup, Inc.                                                                       12,400           541,756
                                                                                                ---------------
TELECOMMUNICATIONS (0.2%)
Andrew Corp.*                                                                           5,400           108,054
                                                                                                ---------------
TEXTILES, CLOTHING & FABRICS (0.7%)
Paxar Corp.*                                                                           16,300           318,176
                                                                                                ---------------
TRANSPORTATION (3.3%)
Alexander & Baldwin, Inc.                                                                 604            19,998
Arkansas Best Corp.                                                                     6,700           220,564
Heartland Express, Inc.                                                                12,900           352,944
SkyWest, Inc.                                                                          28,700           499,667
USF Corp.                                                                              13,200           463,716
                                                                                                ---------------
                                                                                                      1,556,889
                                                                                                ---------------
UTILITIES--GAS (2.6%)
AGL Resources, Inc.                                                                    15,900           461,895
Northwest Natural Gas Co.                                                              12,800           390,400
WGL Holdings, Inc.                                                                     12,100           347,512
                                                                                                ---------------
                                                                                                      1,199,807
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $38,493,920)                                                               41,357,884
                                                                                                ---------------
CONVERTIBLE PREFERRED STOCKS (1.1%)

INSURANCE (1.1%)
Phoenix Companies, Inc.                                                                 4,200           159,222
United Fire & Casualty Co., Series A                                                    9,439           345,562
                                                                                                ---------------
                                                                                                        504,784
                                                                                                ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $419,321)                                                      504,784
                                                                                                ---------------

PREFERRED STOCKS (0.2%)

BANKING (0.0%)
Sterling Banc Capital Trust III                                                           500   $        13,125
                                                                                                ---------------
FINANCIAL SERVICES (0.1%)
MB Financial Capital Trust I                                                            1,700            45,050
                                                                                                ---------------
REAL ESTATE (0.1%)
Mills Corp. (The) - Series B (REIT)                                                     1,600            42,624
                                                                                                ---------------
TOTAL PREFERRED STOCKS (COST $100,637)                                                                  100,799
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
CONVERTIBLE DEBT (0.2%)

HEALTH CARE PROVIDERS & SERVICES (0.2%)
LifePoint Hospitals, Inc., 4.500%, 06/01/09*                                  $        91,000            94,526
                                                                                                ---------------
TOTAL CONVERTIBLE DEBT (COST $92,066)                                                                    94,526
                                                                                                ---------------

                                                                                 NUMBER OF
                                                                                  SHARES
                                                                              ---------------
REGISTERED INVESTMENT COMPANIES (4.3%)

EXCHANGE TRADED FUNDS (4.3%)
iShares Russell 2000 Index Fund                                                        10,900         1,284,238
iShares Russell 2000 Value Index Fund                                                   1,900           326,781
iShares S&P SmallCap 600/BARRA Value
  Index Fund                                                                            3,500           383,950
                                                                                                ---------------
                                                                                                      1,994,969
                                                                                                ---------------
TOTAL REGISTERED INVESTMENT COMPANIES
  (COST $1,913,758)                                                                                   1,994,969
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (14.5%)

SECURITY LENDING COLLATERAL (14.5%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       151,925           151,925
Bank of America, Bank Note, 1.500%,
  07/21/04                                                                            151,925           151,925
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                            151,925           151,925
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                             75,962            75,962
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             21,244            21,244
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    379,811           379,811

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)

Bank of Nova Scotia, Eurodollar Term,
  1.200%, 07/14/04                                                            $       151,924   $       151,924
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       227,886           227,886
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                     75,962            75,962
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              75,962            75,962
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             303,849           303,849
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     75,962            75,962
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    151,924           151,924
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    303,849           303,849
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    227,886           227,886
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             60,770            60,770
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             75,962            75,962
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            455,530           455,530
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              303,849           303,849
Fortis Bank, Eurodollar Term, 1.090%,
  07/08/04                                                                            151,924           151,924
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.540%, 07/01/04                                                         379,811           379,811
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                    766,458           766,458
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  20,639            20,639
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 227,886           227,886
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    683,659           683,659
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    212,694           212,694
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    197,100           197,100
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        227,886           227,886
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        151,924           151,924
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        303,849           303,849
                                                                                                ---------------
                                                                                                      6,747,937
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,747,937)                                                        6,747,937
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (109.1%)
  (COST $47,767,639)                                                                            $    50,800,899
OTHER ASSETS IN EXCESS OF LIABILITIES ( -9.1%)                                                       (4,238,867)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    46,562,032
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $48,020,832. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $     3,523,239
Unrealized losses                                                                                      (743,172)
                                                                                                ---------------
  Net unrealized gain                                                                           $     2,780,067
                                                                                                ===============

* Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING BARON SMALL CAP GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (93.3%)

APPAREL & TEXTILES (0.5%)
Polo Ralph Lauren Corp.                                                                15,500   $       533,975
                                                                                                ---------------
AUTOMOTIVE (2.9%)
Adesa, Inc.                                                                            30,000           721,200
CarMax, Inc.*                                                                         100,000         2,187,000
                                                                                                ---------------
                                                                                                      2,908,200
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (1.1%)
Peets Coffee & Tea, Inc.*                                                              15,000           374,850
Ralcorp Holdings, Inc.*                                                                20,000           704,000
                                                                                                ---------------
                                                                                                      1,078,850
                                                                                                ---------------
BUILDING MATERIALS (1.7%)
Eagle Materials, Inc.                                                                  25,000         1,731,250
                                                                                                ---------------
BUSINESS SERVICES (4.3%)
Fair Isaac Corp.                                                                       10,000           333,800
Getty Images, Inc.*                                                                    20,000         1,200,000
Gevity HR, Inc.                                                                        25,000           654,750
Hewitt Associates, Inc., Class A*                                                      25,000           687,500
Information Holdings, Inc.*                                                            35,000           957,950
LECG Corp.*                                                                            25,000           432,750
                                                                                                ---------------
                                                                                                      4,266,750
                                                                                                ---------------
CHEMICALS (0.7%)
Symyx Technologies, Inc.*                                                              30,000           723,600
                                                                                                ---------------
COMMERCIAL SERVICES (0.7%)
Exult, Inc.                                                                           125,000           672,500
                                                                                                ---------------
COMMUNICATIONS (0.4%)
SBA Communications Corp.*                                                              80,000           356,000
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (4.3%)
Anteon International Corp.*                                                            40,000         1,304,800
eSpeed, Inc., Class A*                                                                 55,000           970,750
Kronos, Inc.*                                                                           6,000           247,200
ProQuest Co.*                                                                          24,000           654,000
Reynolds & Reynolds Co., Class A                                                       45,000         1,040,850
                                                                                                ---------------
                                                                                                      4,217,600
                                                                                                ---------------
EDUCATION (4.1%)
DeVry, Inc.*                                                                           16,000           438,720
Education Management Corp.*                                                            20,000           657,200
Strayer Education, Inc.                                                                12,000         1,338,840
Universal Technical Institute, Inc.*                                                   40,000         1,599,200
                                                                                                ---------------
                                                                                                      4,033,960
                                                                                                ---------------
ENTERTAINMENT & LEISURE (11.0%)
Ameristar Casinos, Inc.                                                                15,000           503,700
Digital Theater Systems, Inc.*                                                          5,000           130,750
Gaylord Entertainment Co.*                                                             10,000   $       313,900
Isle of Capris Casinos Inc.*                                                           60,000         1,047,000
Kerzner International Ltd. (Bahama Islands)*                                           61,000         2,901,160
Station Casinos, Inc.                                                                  55,000         2,662,000
Vail Resorts, Inc.*                                                                    45,000           862,200
Wynn Resorts, Ltd.*                                                                    65,500         2,530,265
                                                                                                ---------------
                                                                                                     10,950,975
                                                                                                ---------------
FINANCIAL SERVICES (10.2%)
CapitalSource, Inc.*                                                                   25,000           611,250
CheckFree Corp.*                                                                       25,000           750,000
Chicago Mercantile Exchange Holdings, Inc.                                             16,000         2,309,920
ChoicePoint, Inc.*                                                                     50,500         2,305,830
First Marblehead Corp. (The)*                                                          65,000         2,616,900
Gabelli Asset Management, Inc., Class A                                                16,000           680,000
Jeffries Group, Inc.                                                                   28,000           865,760
                                                                                                ---------------
                                                                                                     10,139,660
                                                                                                ---------------
HEALTH CARE EQUIPMENT & SUPPLIES (0.5%)
DepoMed Inc.*                                                                          50,000           247,500
Intuitive Surgical, Inc.*                                                              10,300           195,700
                                                                                                ---------------
                                                                                                        443,200
                                                                                                ---------------
HEALTH CARE PROVIDERS (1.5%)
Community Health Systems, Inc.                                                         38,300         1,025,291
VistaCare, Inc., Class A                                                               25,000           463,750
                                                                                                ---------------
                                                                                                      1,489,041
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (8.4%)
AMERIGROUP Corp.*                                                                      60,000         2,952,000
Centene Corp.*                                                                         49,999         1,927,461
Manor Care, Inc.                                                                       35,000         1,143,800
Odyssey Healthcare, Inc.*                                                              60,000         1,129,200
United Surgical Partners International, Inc.*                                          30,000         1,184,100
                                                                                                ---------------
                                                                                                      8,336,561
                                                                                                ---------------
HEAVY MACHINERY (1.9%)
FMC Technologies, Inc.*                                                                65,000         1,872,000
                                                                                                ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (4.1%)
Ethan Allen Interiors, Inc.                                                            15,000           538,650
Hovnanian Enterprises, Inc., Class A*                                                  35,000         1,214,850
Select Comfort Corp.*                                                                  80,000         2,272,000
                                                                                                ---------------
                                                                                                      4,025,500
                                                                                                ---------------
INSURANCE (2.6%)
Arch Capital Group Ltd.*                                                               60,000         2,392,800
Brown & Brown, Inc.                                                                     5,000           215,500
                                                                                                ---------------
                                                                                                      2,608,300
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
MEDIA--BROADCASTING & PUBLISHING (3.3%)
Cumulus Media, Inc., Class A*                                                          35,000   $       588,350
Gray Television, Inc.                                                                  12,000           166,680
LIN TV Corp., Class A*                                                                 50,000         1,060,000
R.H. Donnelley Corp.*                                                                  10,000           437,400
Radio One, Inc., Class D*                                                              27,500           440,275
Saga Communications, Inc.*                                                             30,000           547,500
                                                                                                ---------------
                                                                                                      3,240,205
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (6.4%)
Charles River Laboratories
  International, Inc.*                                                                 32,000         1,563,840
Edwards Lifesciences Corp.*                                                            70,000         2,439,500
Flamel Technologies ADR (France)*                                                      10,000           246,300
Inamed Corp.*                                                                          10,500           659,925
Kensey Nash Corp.                                                                      20,000           690,000
Viasys Healthcare, Inc.*                                                               35,000           731,850
                                                                                                ---------------
                                                                                                      6,331,415
                                                                                                ---------------
OIL & GAS (4.2%)
Encore Acquisition Co.*                                                                80,000         2,232,000
Premcor, Inc.*                                                                         35,000         1,312,500
SEACOR SMIT, Inc.*                                                                     15,000           658,950
                                                                                                ---------------
                                                                                                      4,203,450
                                                                                                ---------------
REAL ESTATE (2.4%)
Alexander's, Inc. (REIT)*                                                               7,500         1,258,050
Brookfield Homes Corp.                                                                  5,000           130,950
CB Richard Ellis Group, Inc., Class A                                                  50,000           955,000
                                                                                                ---------------
                                                                                                      2,344,000
                                                                                                ---------------
RESTAURANTS AND LODGING (6.8%)
Cheesecake Factory (The), Inc.*                                                        35,000         1,392,650
Choice Hotels International, Inc.                                                      16,000           802,560
Four Seasons Hotels, Inc. (Canada)                                                     14,000           842,940
Krispy Kreme Doughnuts, Inc.*                                                          82,000         1,565,380
P.F. Chang's China Bistro, Inc.*                                                       40,000         1,646,000
Panera Bread Co., Class A*                                                             15,000           538,200
                                                                                                ---------------
                                                                                                      6,787,730
                                                                                                ---------------
RETAILERS (3.4%)
99 Cents Only Stores*                                                                  15,000           228,750
Blue Nile, Inc.                                                                        20,000           752,200
Cabela's, Inc., Class A                                                                 4,000           107,800
Carter's Inc.*                                                                         32,500           946,075
NetFlix, Inc.*                                                                         20,000           719,000
PETCO Animal Supplies, Inc.*                                                           20,000           644,200
                                                                                                ---------------
                                                                                                      3,398,025
                                                                                                ---------------
TELECOMMUNICATIONS (2.1%)
American Tower Corp., Class A*                                                         80,000         1,216,000
Crown Castle International Corp.*                                                      10,000           147,500
Equinix, Inc.*                                                                         22,000   $       746,680
                                                                                                ---------------
                                                                                                      2,110,180
                                                                                                ---------------
TRANSPORTATION (2.1%)
Genesee & Wyoming Inc., Class A*                                                       30,000           711,000
JetBlue Airways Corp.*                                                                 20,000           587,600
Landstar System, Inc.*                                                                 15,000           793,050
                                                                                                ---------------
                                                                                                      2,091,650
                                                                                                ---------------
UTILITIES--GAS (1.7%)
Southern Union Co.*                                                                    80,000         1,686,400
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $75,934,048)                                                               92,580,977
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
CORPORATE DEBT (0.0%)

REAL ESTATE (0.0%)
Brookfield Homes Corp., 12.000%, 06/30/20*                                    $        22,000            22,825
                                                                                                ---------------
TOTAL CORPORATE DEBT (COST $22,000)                                                                      22,825
                                                                                                ---------------
CONVERTIBLE DEBT (1.9%)

ENTERTAINMENT & LEISURE (1.9%)
Wynn Resorts, Ltd., 6.000%, 07/15/15*^                                              1,000,000         1,898,750
                                                                                                ---------------
TOTAL CONVERTIBLE DEBT (COST $981,874)                                                                1,898,750
                                                                                                ---------------
SHORT-TERM INVESTMENTS (28.7%)

SECURITY LENDING COLLATERAL (28.7%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                              640,433           640,433
Bank of America, Bank Note, 1.500%,
  07/21/04                                                                            640,433           640,433
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                    640,434           640,434
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                            320,217           320,217
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             89,555            89,555
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                  1,601,084         1,601,084
Bank of Nova Scotia, Eurodollar Term,
  1.200%, 07/14/04                                                                    640,434           640,434
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       960,650           960,650
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                    320,217           320,217
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             320,217           320,217
Caylon, Eurodollar Term, 1.340%, 08/24/04                                           1,280,867         1,280,867

See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                            $       320,217   $       320,217
Delaware Funding Corp., Commercial Paper,
   1.241%, 07/22/04                                                                   640,434           640,434
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                  1,280,867         1,280,867
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    960,650           960,650
Deutsche Bank, Bank Note, 1.161%,
  10/12/04                                                                            256,173           256,173
Fairway Finance, Commercial Paper,
  1.281%, 07/26/04                                                                    320,217           320,217
Fannie Mae, Agency Discount Note,
  0.960%, 07/01/04                                                                  1,920,276         1,920,276
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                            1,280,867         1,280,867
Fortis Bank, Eurodollar Term, 1.090%,
  07/08/04                                                                            640,434           640,434
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                  1,601,084         1,601,084
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                  3,230,987         3,230,987
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  87,002            87,002
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 960,650           960,650
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  2,881,951         2,881,951
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    896,607           896,607
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    830,871           830,871
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        960,650           960,650
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        640,434           640,434
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                      1,280,867         1,280,867
                                                                                                ---------------
                                                                                                     28,445,779
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $28,445,779)                                                      28,445,779
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (123.9%)
  (COST $105,383,701)                                                                           $   122,948,331
OTHER ASSETS IN EXCESS OF LIABILITIES ( -23.9%)                                                     (23,682,629)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    99,265,702
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $105,598,382. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    19,629,147
Unrealized losses                                                                                    (2,279,198)
                                                                                                ---------------
  Net unrealized gain                                                                           $    17,349,949
                                                                                                ===============

* Non-income producing security.

^ Security exempt from registration under Rule 144A of the Security Act of 1933.
  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2004 the market value of these securities amounted to $1,898,750 or 1.91% of net assets.

ADR American Depository Receipt

REIT Real Estate Investment Trust

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING GOLDMAN SACHS(R) CAPITAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (99.5%)

ADVERTISING (1.4%)
Lamar Advertising Co.*                                                                 30,500   $     1,322,175
                                                                                                ---------------
BANKING (1.6%)
Bank One Corp.                                                                          9,200           469,200
Citigroup, Inc.                                                                        11,600           539,400
Golden West Financial Corp.                                                             4,400           467,940
                                                                                                ---------------
                                                                                                      1,476,540
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (6.3%)
Coca-Cola Co.                                                                          14,300           721,864
PepsiCo, Inc.                                                                          67,390         3,630,973
Wm. Wrigley Jr., Co.                                                                   23,900         1,506,895
                                                                                                ---------------
                                                                                                      5,859,732
                                                                                                ---------------
BUSINESS SERVICES (1.1%)
Sabre Holdings Corp.                                                                   25,400           703,834
Valassis Communications, Inc.*                                                         11,050           336,693
                                                                                                ---------------
                                                                                                      1,040,527
                                                                                                ---------------
CHEMICALS (1.6%)
3M Co.                                                                                 16,000         1,440,160
                                                                                                ---------------
COMMERCIAL SERVICES (3.4%)
Cendant Corp.                                                                          74,959         1,834,996
Moody's Corp.                                                                          20,700         1,338,462
                                                                                                ---------------
                                                                                                      3,173,458
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (7.9%)
Electronic Arts, Inc.*                                                                 18,700         1,020,085
GTECH Holdings Corp.                                                                   16,200           750,222
Intuit, Inc.*                                                                           9,100           351,078
Microsoft Corp.                                                                       179,700         5,132,232
                                                                                                ---------------
                                                                                                      7,253,617
                                                                                                ---------------
COMPUTERS & INFORMATION (5.6%)
Cisco Systems, Inc.*                                                                  104,800         2,483,760
Dell, Inc.*                                                                            76,400         2,736,648
                                                                                                ---------------
                                                                                                      5,220,408
                                                                                                ---------------
CONGLOMERATES (1.0%)
Tyco International Ltd.                                                                29,000           961,060
                                                                                                ---------------
COSMETICS & PERSONAL CARE (6.7%)
Avon Products, Inc.                                                                    46,200         2,131,668
Colgate-Palmolive Co.                                                                  33,300         1,946,385
Proctor & Gamble Co.                                                                   38,400         2,090,496
                                                                                                ---------------
                                                                                                      6,168,549
                                                                                                ---------------
ELECTRONICS (5.4%)
Energizer Holdings, Inc.*                                                              11,933           536,985
General Electric Co.                                                                   29,800   $       965,520
Intel Corp.                                                                            99,300         2,740,680
Linear Technology Corp.                                                                18,000           710,460
                                                                                                ---------------
                                                                                                      4,953,645
                                                                                                ---------------
ENTERTAINMENT & LEISURE (2.1%)
Harrah's Entertainment, Inc.                                                           15,700           849,370
Starwood Hotels & Resorts Worldwide, Inc.                                              23,900         1,071,915
                                                                                                ---------------
                                                                                                      1,921,285
                                                                                                ---------------
FINANCIAL SERVICES (11.7%)
Charles Schwab Corp.                                                                   66,250           636,662
CheckFree Corp.*                                                                       14,700           441,000
Fannie Mae                                                                             44,000         3,139,840
First Data Corp.                                                                       54,100         2,408,532
Freddie Mac                                                                            38,900         2,462,370
MBNA Corp.                                                                             34,550           891,045
Merrill Lynch & Co., Inc.                                                               7,900           426,442
Morgan Stanley                                                                          8,400           443,268
                                                                                                ---------------
                                                                                                     10,849,159
                                                                                                ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.0%)
Lowe's Companies, Inc.                                                                 17,400           914,370
                                                                                                ---------------
INSURANCE (1.0%)
Ambac Financial Group, Inc.                                                             6,550           481,032
Willis Group Holdings Ltd.                                                             11,700           438,165
                                                                                                ---------------
                                                                                                        919,197
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (13.4%)
Cablevision Systems Corp., New York Group,
  Class A*                                                                             20,183           396,596
Citadel Broadcasting Corp.*                                                            30,700           447,299
Clear Channel Communications, Inc.                                                     48,304         1,784,833
E.W. Scripps Co. (The), Class A                                                         5,000           525,000
Gannett Co., Inc.                                                                       7,600           644,860
Liberty Media Corp., Class A                                                           49,000           440,510
McGraw-Hill Companies, Inc.                                                            32,500         2,488,525
Time Warner, Inc.*                                                                     84,800         1,490,784
Univision Communications, Inc., Class A*                                               41,600         1,328,288
Viacom, Inc., Class B                                                                  61,312         2,190,065
XM Satellite Radio Holdings, Inc., Class A*                                            24,500           668,605
                                                                                                ---------------
                                                                                                     12,405,365
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (2.6%)
Guidant Corp.                                                                          13,900           776,732
Medtronic, Inc.                                                                        20,800         1,013,376
St. Jude Medical, Inc.*                                                                 7,600           574,940
                                                                                                ---------------
                                                                                                      2,365,048
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
OIL & GAS (1.5%)
Anadarko Petroleum Corp.                                                                8,200   $       480,520
Apache Corp.                                                                           10,380           452,049
Exxon Mobil Corp.                                                                      10,568           469,325
                                                                                                ---------------
                                                                                                      1,401,894
                                                                                                ---------------
PHARMACEUTICALS (11.4%)
Amgen, Inc.*                                                                           32,500         1,773,525
Caremark Rx, Inc.*                                                                     30,800         1,014,552
Eli Lilly and Co.                                                                      13,200           922,812
Pfizer, Inc.                                                                          136,150         4,667,222
Schering-Plough Corp.                                                                  23,300           430,584
Wyeth                                                                                  48,200         1,742,912
                                                                                                ---------------
                                                                                                     10,551,607
                                                                                                ---------------
RESTAURANTS AND LODGING (1.1%)
Marriott International, Inc., Class A                                                  20,600         1,027,528
                                                                                                ---------------
RETAILERS (6.1%)
Dollar Tree Stores, Inc.*                                                              17,900           490,997
eBay, Inc.*                                                                            12,900         1,186,155
Family Dollar Stores, Inc.                                                             16,000           486,720
PETCO Animal Supplies, Inc.*                                                           16,600           534,686
Wal-Mart Stores, Inc.                                                                  54,900         2,896,524
                                                                                                ---------------
                                                                                                      5,595,082
                                                                                                ---------------
TELECOMMUNICATIONS (5.6%)
American Tower Corp., Class A*                                                         37,400           568,480
Crown Castle International Corp.*                                                      39,900           588,525
Echostar Communications Corp.*                                                         14,900           458,175
QUALCOMM, Inc.                                                                         48,200         3,517,636
                                                                                                ---------------
                                                                                                      5,132,816
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $88,869,070)                                                               91,953,222
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------

SHORT-TERM INVESTMENTS (3.4%)

SECURITY LENDING COLLATERAL (3.4%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $        70,469            70,469
Bank of America, Bank Note, 1.500%,
  07/21/04                                                                             70,469            70,469
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                     70,469            70,469
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                             35,235            35,235
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                              9,854             9,854
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    176,173           176,173
Bank of Nova Scotia, Eurodollar Term,
  1.200%, 07/14/04                                                            $        70,469   $        70,469
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       105,704           105,704
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                             35,235            35,235
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              35,235            35,235
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             140,939           140,938
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     35,235            35,235
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                     70,469            70,469
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    140,939           140,939
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    105,704           105,704
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             28,188            28,188
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             35,235            35,235
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            211,295           211,295
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              140,939           140,939
Fortis Bank, Eurodollar Term, 1.090%,
  07/08/04                                                                             70,469            70,469
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    176,173           176,173
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                    355,518           355,517
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                   9,573             9,573
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 105,704           105,704
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    317,112           317,112
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                     98,657            98,657
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                     91,424            91,424
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        105,704           105,704
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                         70,469            70,469
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        140,939           140,939
                                                                                                ---------------
                                                                                                      3,129,995
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $3,129,995)                                                        3,129,995
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (102.9%)
  (COST $91,999,065)                                                                            $    95,083,217
OTHER ASSETS IN EXCESS OF LIABILITIES ( -2.9%)                                                       (2,709,948)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    92,373,269
                                                                                                ===============

                                              See Notes to Financial Statements.

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $93,104,697. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $     9,453,450
Unrealized losses                                                                                    (7,474,930)
                                                                                                ---------------
  Net unrealized gain                                                                           $     1,978,520
                                                                                                ===============

* Non-income producing security.

Category percentages are based on net assets.

See Notes to Financial Statements.

ING GOLDMAN SACHS(R) CORE EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (99.7%)

AEROSPACE & DEFENSE (1.1%)
Northrop Grumman Corp.                                                                  5,400   $       289,980
Raytheon Co.                                                                           22,600           808,402
                                                                                                ---------------
                                                                                                      1,098,382
                                                                                                ---------------
APPAREL MANUFACTURERS (1.0%)
Coach, Inc.*                                                                           22,100           998,699
                                                                                                ---------------
AUTOMOTIVE (1.9%)
AutoNation, Inc.*                                                                      22,700           388,170
Ford Motor Co.                                                                         63,100           987,515
General Motors Corp.                                                                   11,000           512,490
                                                                                                ---------------
                                                                                                      1,888,175
                                                                                                ---------------
BANKING (8.4%)
Bank of America Corp.                                                                  30,900         2,614,758
Citigroup, Inc.                                                                        29,266         1,360,869
Golden West Financial Corp.                                                             1,300           138,255
J.P. Morgan Chase & Co.                                                                43,300         1,678,741
National City Corp.                                                                    11,200           392,112
UnionBanCal Corp.                                                                       7,400           417,360
Wachovia Corp.                                                                         33,300         1,481,850
Wells Fargo & Co.                                                                       5,900           337,657
                                                                                                ---------------
                                                                                                      8,421,602
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (5.3%)
Archer-Daniels-Midland Co.                                                             55,999           939,663
Coca-Cola Co.                                                                           3,600           181,728
Kraft Foods, Inc.                                                                      31,900         1,010,592
R.J. Reynolds Tobacco Holdings, Inc.                                                   16,900         1,142,271
SYSCO Corp.                                                                            27,600           990,012
Tyson Foods, Inc., Class A                                                             48,300         1,011,885
                                                                                                ---------------
                                                                                                      5,276,151
                                                                                                ---------------
BIOTECHNOLOGY (1.0%)
Genentech, Inc.*                                                                       18,100         1,017,220
                                                                                                ---------------
BUSINESS MACHINES (0.8%)
Hewlett-Packard Co.                                                                    17,069           360,156
International Business Machines Corp.                                                   5,000           440,750
                                                                                                ---------------
                                                                                                        800,906
                                                                                                ---------------
BUSINESS SERVICES (1.7%)
Symantec Corp.*                                                                        27,000         1,182,060
United Parcel Service, Inc., Class B                                                    6,700           503,639
                                                                                                ---------------
                                                                                                      1,685,699
                                                                                                ---------------
CHEMICALS (2.8%)
3M Co.                                                                                 18,800         1,692,188
Monsanto Co.                                                                           29,700         1,143,450
                                                                                                ---------------
                                                                                                      2,835,638
                                                                                                ---------------
COMMERCIAL SERVICES (2.7%)
Accenture Ltd., Class A (Bermuda)*                                                     36,500   $     1,003,020
Cendant Corp.                                                                          26,500           648,720
Moody's Corp.                                                                          16,500         1,066,890
                                                                                                ---------------
                                                                                                      2,718,630
                                                                                                ---------------
COMMUNICATIONS (0.1%)
Telephone & Data Systems, Inc.                                                          1,400            99,680
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (5.7%)
Autodesk, Inc.                                                                          4,000           171,240
BMC Software, Inc.*                                                                    11,600           214,600
Cadence Design Systems, Inc.*                                                           6,900           100,947
GTECH Holdings Corp.                                                                    9,500           439,945
IMS Health, Inc.                                                                       33,200           778,208
Microsoft Corp.                                                                       136,400         3,895,584
NCR Corp.*                                                                              2,400           119,016
                                                                                                ---------------
                                                                                                      5,719,540
                                                                                                ---------------
COMPUTERS & INFORMATION (2.3%)
Cisco Systems, Inc.*                                                                   37,600           891,120
Dell, Inc.*                                                                            31,800         1,139,076
Lexmark International, Inc.*                                                            3,100           299,243
Seagate Technology, Inc. Escrow*                                                        2,200                 0
                                                                                                ---------------
                                                                                                      2,329,439
                                                                                                ---------------
CONGLOMERATES (1.7%)
Tyco International Ltd.                                                                50,000         1,657,000
                                                                                                ---------------
CONSUMER GOODS AND SERVICES (1.4%)
Gillette Co.                                                                           32,300         1,369,520
                                                                                                ---------------
COSMETICS & PERSONAL CARE (2.9%)
Avon Products, Inc.                                                                    25,800         1,190,412
Proctor & Gamble Co.                                                                   30,400         1,654,976
                                                                                                ---------------
                                                                                                      2,845,388
                                                                                                ---------------
ELECTRIC UTILITIES (2.5%)
Alliant Energy Corp.                                                                   16,100           419,888
Edison International                                                                   42,400         1,084,168
Entergy Corp.                                                                           1,900           106,419
Northeast Utilities                                                                    33,000           642,510
NRG Energy, Inc.                                                                        9,100           225,680
                                                                                                ---------------
                                                                                                      2,478,665
                                                                                                ---------------
ELECTRONIC COMPONENTS (0.2%)
Avnet, Inc.*                                                                            9,800           222,460
                                                                                                ---------------
ELECTRONICS (6.4%)
Agilent Technologies, Inc.*                                                             8,300           243,024
Energizer Holdings, Inc.*                                                               2,200            99,000
General Electric Co.                                                                   70,300         2,277,720

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
ELECTRONICS (CONTINUED)
Harman International Industries, Inc.                                                   8,400   $       764,400
Intel Corp.                                                                            95,100         2,624,760
Sanmina-SCI Corp.*                                                                     43,100           392,210
                                                                                                ---------------
                                                                                                      6,401,114
                                                                                                ---------------
ENTERTAINMENT & LEISURE (1.0%)
Walt Disney Co.                                                                        38,600           983,914
                                                                                                ---------------
FINANCIAL SERVICES (4.4%)
AmeriCredit Corp.*                                                                      6,900           134,757
CIT Group, Inc.                                                                        26,500         1,014,685
Countrywide Financial Corp.                                                            11,100           779,775
Federated Investors, Inc., Class B                                                      5,200           157,768
MBNA Corp.                                                                             10,200           263,058
Morgan Stanley                                                                          2,400           126,648
Principal Financial Group, Inc.                                                        29,800         1,036,444
U.S. Bancorp                                                                           31,800           876,408
                                                                                                ---------------
                                                                                                      4,389,543
                                                                                                ---------------
FOREST PRODUCTS & PAPER (0.8%)
Louisiana-Pacific Corp.                                                                31,700           749,705
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (0.2%)
DaVita, Inc.*                                                                           6,200           191,146
                                                                                                ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (0.7%)
Home Depot, Inc.                                                                       20,500           721,600
                                                                                                ---------------
INSURANCE (6.4%)
ACE Ltd. (Bermuda)                                                                     21,600           913,248
American International Group, Inc.                                                     10,957           781,015
Fidelity National Financial, Inc.                                                       2,832           105,747
Lincoln National Corp.                                                                  7,100           335,475
Loews Corp.                                                                            13,700           821,452
MBIA, Inc.                                                                             15,700           896,784
MetLife, Inc.                                                                          31,900         1,143,615
PMI Group, Inc. (The)                                                                   3,500           152,320
Prudential Financial, Inc.                                                             26,700         1,240,749
                                                                                                ---------------
                                                                                                      6,390,405
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (3.9%)
Comcast Corp., Class A*                                                                20,806           583,192
Cox Radio, Inc., Class A*                                                               6,300           109,494
McGraw-Hill Companies, Inc.                                                             2,900           222,053
Time Warner, Inc.*                                                                     98,250         1,727,235
Viacom, Inc., Class B                                                                  36,039         1,287,313
                                                                                                ---------------
                                                                                                      3,929,287
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (1.7%)
Boston Scientific Corp.*                                                                2,400           102,720
Dade Behring Holdings, Inc.*                                                            2,700           128,304
Guidant Corp.                                                                           4,500   $       251,460
Zimmer Holdings, Inc.*                                                                 13,700         1,208,340
                                                                                                ---------------
                                                                                                      1,690,824
                                                                                                ---------------
METALS AND MINING (0.1%)
Newmont Mining Corp.                                                                    2,600           100,776
                                                                                                ---------------
OIL & GAS (7.1%)
Amerada Hess Corp.                                                                      1,300           102,947
ChevronTexaco Corp.                                                                     2,000           188,220
ConocoPhillips                                                                         19,279         1,470,795
Exxon Mobil Corp.                                                                      41,172         1,828,449
Occidental Petroleum Corp.                                                              7,500           363,075
Schlumberger Ltd.                                                                       6,400           406,464
Sunoco, Inc.                                                                           16,500         1,049,730
Valero Energy Corp.                                                                    15,400         1,135,904
XTO Energy, Inc.                                                                       17,700           527,283
                                                                                                ---------------
                                                                                                      7,072,867
                                                                                                ---------------
PHARMACEUTICALS (10.3%)
Allergan, Inc.                                                                         12,000         1,074,240
American Pharmaceutical Partners, Inc.*                                                 7,000           212,660
Biogen Idec, Inc.*                                                                      8,200           518,650
Eli Lilly and Co.                                                                      21,700         1,517,047
Gilead Sciences, Inc.*                                                                 14,500           971,500
Johnson & Johnson                                                                      45,500         2,534,350
Merck & Co., Inc.                                                                       2,000            95,000
Pfizer, Inc.                                                                           99,195         3,400,405
                                                                                                ---------------
                                                                                                     10,323,852
                                                                                                ---------------
POLLUTION CONTROL (1.2%)
Republic Services, Inc., Class A                                                        3,800           109,972
Waste Management, Inc.                                                                 35,100         1,075,815
                                                                                                ---------------
                                                                                                      1,185,787
                                                                                                ---------------
REAL ESTATE (1.1%)
Equity Office Properties Trust (REIT)                                                  13,000           353,600
Friedman, Billings, Ramsey Group, Inc. (REIT)                                           4,900            96,971
LNR Property Corp.                                                                     12,600           683,550
                                                                                                ---------------
                                                                                                      1,134,121
                                                                                                ---------------
RETAILERS (6.1%)
Borders Group, Inc.                                                                     4,200            98,448
eBay, Inc.*                                                                            14,700         1,351,665
Federated Department Stores, Inc.                                                      20,200           991,820
Kmart Holding Corp.*                                                                   11,600           832,880
Longs Drug Stores Corp.                                                                 4,100            97,867
Saks, Inc.                                                                             30,800           462,000
Sears, Roebuck and Co.                                                                 18,500           698,560
Staples, Inc.                                                                          11,600           339,996

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
RETAILERS (CONTINUED)
Wal-Mart Stores, Inc.                                                                  22,800   $     1,202,928
                                                                                                ---------------
                                                                                                      6,076,164
                                                                                                ---------------
TELECOMMUNICATIONS (4.7%)
AT&T Wireless Services, Inc.*                                                          24,900           356,568
BellSouth Corp.                                                                         4,300           112,746
CenturyTel, Inc.                                                                        3,900           117,156
Motorola, Inc.                                                                         76,400         1,394,300
QUALCOMM, Inc.                                                                          7,200           525,456
SBC Communications, Inc.                                                               34,422           834,733
Sprint Corp.                                                                           69,600         1,224,960
United States Cellular Corp.*                                                           2,800           107,940
                                                                                                ---------------
                                                                                                      4,673,859
                                                                                                ---------------
TRANSPORTATION (0.1%)
Overseas Shipholding Group, Inc.                                                        2,300           101,499
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $88,284,728)                                                               99,579,257
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (8.7%)

SECURITY LENDING COLLATERAL (8.7%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       195,941           195,941
Bank of America, Bank Note, 1.500%, 07/21/04                                          195,941           195,941
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                    195,941           195,941
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                             97,971            97,971
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             27,400            27,400
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    489,854           489,854
Bank of Nova Scotia, Eurodollar Term,
  1.200%, 07/14/04                                                                    195,941           195,941
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       293,912           293,912
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                     97,971            97,971
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              97,971            97,971
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             391,883           391,883
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     97,971            97,971
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    195,941           195,941
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    391,883           391,883
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                            $       293,912   $       293,912
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             78,377            78,377
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             97,971            97,971
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            587,511           587,511
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              391,883           391,883
Fortis Bank, Eurodollar Term, 1.090%,
  07/08/04                                                                            195,941           195,941
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    489,854           489,854
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                    988,525           988,525
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  26,619            26,619
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 293,912           293,912
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    881,737           881,737
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    274,318           274,318
Sheffield Receivables Corp., Commercial
  Paper, 1.071%, 07/01/04                                                             254,206           254,206
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        293,912           293,912
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        195,941           195,941
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        391,883           391,883
                                                                                                ---------------
                                                                                                      8,703,023
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $8,703,023)                                                        8,703,023
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (108.4%)
  (COST $96,987,751)                                                                            $   108,282,280
OTHER ASSETS IN EXCESS OF LIABILITIES ( -8.4%)                                                       (8,382,431)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    99,899,849
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $97,404,260. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    13,126,251
Unrealized losses                                                                                    (2,248,231)
                                                                                                ---------------
  Net unrealized gain                                                                           $    10,878,020
                                                                                                ===============
* Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (95.5%)

AUSTRALIA (2.0%)
News Corp., Ltd. (The)                                                                297,750   $     2,627,916
BHP Billiton Ltd.                                                                     357,200         3,115,322
Woodside Petroleum Ltd.                                                               179,220         2,079,517
                                                                                                ---------------
                                                                                                      7,822,755
                                                                                                ---------------
BELGIUM (1.8%)
Dexia                                                                                 240,350         3,988,142
Fortis*                                                                               135,960         3,000,271
                                                                                                ---------------
                                                                                                      6,988,413
                                                                                                ---------------
BRAZIL (0.9%)
Companhia Vale do Rio Doce (CVRD) ADR                                                  70,734         3,363,402
                                                                                                ---------------
FINLAND (1.2%)
Nokia Oyj                                                                             333,820         4,816,251
                                                                                                ---------------
FRANCE (11.6%)
BNP Paribas SA                                                                         94,250         5,795,817
Compagnie de Saint-Gobain                                                             124,430         6,201,592
Dassault Systemes SA                                                                   73,853         3,423,885
Imerys SA                                                                              84,548         4,926,642
Lafarge SA                                                                             44,000         3,923,456
AXA                                                                                   245,250         5,400,074
Total SA                                                                               83,742        15,963,365
                                                                                                ---------------
                                                                                                     45,634,831
                                                                                                ---------------
GERMANY (5.1%)
Bayerische Motoren Werke (BMW) AG                                                     111,290         4,923,926
BASF AG                                                                                47,500         2,541,907
Siemens AG                                                                             71,740         5,158,631
Schering AG                                                                            58,700         3,458,316
Deutsche Post AG                                                                      184,080         3,974,816
                                                                                                ---------------
                                                                                                     20,057,596
                                                                                                ---------------
IRELAND (0.8%)
Bank of Ireland                                                                       241,200         3,221,749
                                                                                                ---------------
ITALY (4.7%)
ENI SpA                                                                               713,740        14,170,080
Telecom Italia SpA                                                                  1,951,013         4,307,734
                                                                                                ---------------
                                                                                                     18,477,814
                                                                                                ---------------
JAPAN (19.4%)
Honda Motor Co., Ltd.                                                                 125,200         6,035,394
Shin-Etsu Chemical Co., Ltd.                                                           62,100         2,219,585
Secom Co., Ltd.                                                                        75,000         3,182,422
Nippon Telegraph & Telephone Corp.                                                        530         2,831,783
Mitsubishi Corp.                                                                      303,000         2,943,500
Fanuc Ltd.                                                                             43,300         2,583,357
Hirose Electric Co., Ltd.                                                              21,000   $     2,307,565
Matsushita Electric Industrial Co., Ltd.                                              184,000         2,612,070
Sharp Corp.                                                                           154,000         2,459,992
Nintendo Co., Ltd.                                                                     25,000         2,898,318
Mitsubishi Tokyo Financial Group, Inc.                                                    485         4,489,300
Nikko Cordial Corp.                                                                   637,000         3,088,237
Sumitomo Corp.                                                                        493,000         3,578,390
Takefuji Corp.                                                                         30,780         2,231,314
Nippon Unipac Holding                                                                     290         1,517,573
Daikin Industries Ltd.                                                                137,000         3,678,779
SMC Corp.                                                                              23,100         2,498,098
Kao Corp.                                                                             123,000         2,964,670
Hoya Corp.                                                                             47,700         4,992,293
Canon, Inc.                                                                           141,000         7,430,234
Chugai Pharmaceutical Co., Ltd.                                                       145,500         2,282,876
Takeda Chemicals Industries, Ltd.                                                      50,800         2,230,051
Yamanouchi Pharmaceutical Co., Ltd.                                                    99,800         3,356,697
NTT DoCoMo, Inc.                                                                          850         1,519,040
                                                                                                ---------------
                                                                                                     75,931,538
                                                                                                ---------------
MEXICO (0.4%)
Fomento Economico Mexicano SA
  de CV ADR                                                                            38,700         1,774,008
                                                                                                ---------------
NETHERLANDS (4.6%)
Koninklijke Philips Electronics N.V.                                                  196,400         5,287,313
ABN Amro Holdings N.V.                                                                237,220         5,188,635
Reed Elsevier N.V.                                                                    256,250         3,597,343
Wolters Kluwer N.V.                                                                   209,780         3,807,545
                                                                                                ---------------
                                                                                                     17,880,836
                                                                                                ---------------
RUSSIA (0.4%)
YUKOS ADR                                                                              49,769         1,582,654
                                                                                                ---------------
SOUTH KOREA (2.2%)
Samsung Electronics Co., Ltd.                                                          10,330         4,264,310
POSCO ADR                                                                              79,570         2,666,391
SK Telecom Co., Ltd.                                                                   81,200         1,704,388
                                                                                                ---------------
                                                                                                      8,635,089
                                                                                                ---------------
SPAIN (2.3%)
Banco Popular Espanol SA                                                               99,200         5,601,817
Altadis SA                                                                            116,560         3,601,599
                                                                                                ---------------
                                                                                                      9,203,416
                                                                                                ---------------
SWITZERLAND (10.7%)
UBS AG                                                                                113,700         8,008,320
Nestle SA                                                                              24,764         6,601,362
Holcim Ltd.                                                                           105,485         5,733,292
Adecco SA*                                                                             81,700         4,068,861

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
SWITZERLAND (CONTINUED)
Zurich Financial Services AG*                                                          26,835   $     4,235,302
Novartis AG                                                                           157,060         6,925,707
Roche Holding AG-Genusss                                                               64,780         6,411,046
                                                                                                ---------------
                                                                                                     41,983,890
                                                                                                ---------------
UNITED KINGDOM (27.4%)
GKN PLC                                                                               358,969         1,630,955
Barclays PLC                                                                          749,450         6,385,382
HSBC Holdings PLC                                                                     778,000        11,720,247
Royal Bank of Scotland Group PLC                                                      160,442         4,621,107
Standard Chartered PLC                                                                190,300         3,099,506
Allied Domecq PLC                                                                     419,080         3,576,300
Morrison (Wm.) Supermarkets                                                         1,051,213         4,418,633
Wolseley PLC                                                                          406,700         6,306,926
Compass Group PLC                                                                     372,840         2,275,543
National Grid Transco Group PLC                                                       457,648         3,531,901
Schroders PLC                                                                         282,130         2,875,829
Tesco PLC                                                                           1,658,881         8,010,918
Reckitt Benckiser PLC                                                                 210,670         5,964,623
Aviva PLC                                                                             277,170         2,860,460
GlaxoSmithkline PLC                                                                   441,623         8,939,090
BG Group PLC                                                                          821,120         5,059,919
Centrica PLC                                                                          735,200         2,993,638
British Land Co. PLC                                                                  300,000         3,773,507
InterContinental Hotels Group PLC                                                     320,000         3,380,830
Kingfisher PLC                                                                        745,200         3,868,974
Vodafone Group PLC                                                                  5,551,435        12,158,215
                                                                                                ---------------
                                                                                                    107,452,503
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $297,919,531)                                                             374,826,745
                                                                                                ---------------
CONVERTIBLE PREFERRED STOCKS (0.1%)

FRANCE (0.1%)
AXA                                                                                    15,328           342,350
                                                                                                ---------------
TOTAL CONVERTIBLE PREFERRED STOCKS (COST $228,753)                                                      342,350
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (10.5%)

SECURITY LENDING COLLATERAL (10.5%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       923,263           923,263
Bank of America, Bank Note, 1.500%,
  07/21/04                                                                            923,263           923,263
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                    923,263           923,263
Bank of America, Eurodollar Term,
  1.080%, 07/19/04                                                                    461,631           461,631
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                    $       129,105   $       129,105
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                  2,308,157         2,308,157
Bank of Nova Scotia, Eurodollar Term,
  1.200%, 07/14/04                                                                    923,263           923,263
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                     1,384,894         1,384,894
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                    461,631           461,631
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             461,631           461,631
Caylon, Eurodollar Term, 1.340%, 08/24/04                                           1,846,525         1,846,525
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    461,631           461,631
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    923,263           923,263
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                  1,846,525         1,846,525
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                  1,384,894         1,384,894
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            369,305           369,305
Fairway Finance, Commercial Paper,
  1.281%, 07/26/04                                                                    461,631           461,631
Fannie Mae, Agency Discount Note,
  0.960%, 07/01/04                                                                  2,768,311         2,768,311
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                            1,846,525         1,846,525
Fortis Bank, Eurodollar Term, 1.090%,
  07/08/04                                                                            923,263           923,263
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                  2,308,157         2,308,157
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                  4,657,860         4,657,860
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                 125,424           125,424
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                               1,384,894         1,384,894
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  4,154,682         4,154,682
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                  1,292,568         1,292,568
Sheffield Receivables Corp., Commercial
  Paper, 1.071%, 07/01/04                                                           1,197,801         1,197,801
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                      1,384,894         1,384,894
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                      1,846,525         1,846,525
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        923,263           923,263
                                                                                                ---------------
                                                                                                     41,008,042
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $41,008,042)                                                      41,008,042
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                                    MARKET
                                                                                                     VALUE
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (106.1%)
  (COST $339,156,326)                                                                           $   416,177,137
OTHER ASSETS IN EXCESS OF LIABILITIES ( -6.1%)                                                      (23,908,433)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   392,268,704
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $342,564,982. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    80,923,955
Unrealized losses                                                                                    (7,311,800)
                                                                                                ---------------
  Net unrealized gain                                                                           $    73,612,155
                                                                                                ===============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on total net assets.

See Notes to Financial Statements.

ING JPMORGAN FLEMING INTERNATIONAL PORTFOLIO
SECTOR DIVERSIFICATION
JUNE 30, 2004 (UNAUDITED)

                                                                                  % OF
                                                                                NET ASSETS           VALUE
                                                                              ---------------   ---------------
Banking                                                                                  14.1%  $    55,442,358
Oil & Gas                                                                                10.1        39,769,656
Pharmaceuticals                                                                           6.3        24,664,693
Telecommunications                                                                        6.2        24,505,628
Financial Services                                                                        5.5        21,451,705
Beverages, Food & Tobacco                                                                 5.1        19,971,902
Building Materials                                                                        4.6        18,241,810
Electronics                                                                               3.9        15,121,615
Insurance                                                                                 3.3        12,838,186
Automotive                                                                                3.2        12,590,275
Heavy Machinery                                                                           2.8        11,103,519
Media - Broadcasting & Publishing                                                         2.6        10,032,804
Electronic Components                                                                     2.4         9,551,623
Medical and Health Products                                                               2.3         8,939,090
Household Products                                                                        2.3         8,929,293
Food Retailers                                                                            2.0         8,010,918
Office Equipment & Supplies                                                               1.9         7,430,234
Metals and Mining                                                                         1.7         6,478,724
Medical & Bio-Technology                                                                  1.3         4,992,293
Chemicals                                                                                 1.2         4,761,492
Business Services                                                                         1.0         4,068,861
Transportation                                                                            1.0         3,974,816
Industrial                                                                                1.0         3,923,456
Retailers                                                                                 1.0         3,868,974
Real Estate                                                                               1.0         3,773,507
Electric Utilities                                                                        0.9         3,531,901
Computer Software & Processing                                                            0.9         3,423,885
Restaurants and Lodging                                                                   0.9         3,380,830
Commercial Services                                                                       0.8         3,182,422
Conglomerates                                                                             0.7         2,943,500
Entertainment & Leisure                                                                   0.7         2,898,318
Communications                                                                            0.7         2,831,783
Metals                                                                                    0.7         2,666,391
Distribution Services                                                                     0.6         2,275,543
Oil Services                                                                              0.5         2,079,517
Forest Products & Paper                                                                   0.4         1,517,573
                                                                              ---------------   ---------------
TOTAL COMMON STOCKS                                                                      95.6%  $   375,169,095
SHORT-TERM INVESTMENTS                                                                   10.5        41,008,042
                                                                              ---------------   ---------------
TOTAL INVESTMENTS                                                                       106.1%  $   416,177,137
                                                                              ===============   ===============

                                              See Notes to Financial Statements.

ING JPMORGAN MID CAP VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (94.7%)

AEROSPACE & DEFENSE (1.5%)
United Defense Industries, Inc.*                                                       26,300   $       920,500
                                                                                                ---------------
AUTOMOTIVE (2.6%)
AutoNation, Inc.*                                                                      26,600           454,860
BorgWarner, Inc.                                                                       10,100           442,077
Genuine Parts Co.                                                                      13,000           515,840
Harsco Corp.                                                                            3,900           183,300
                                                                                                ---------------
                                                                                                      1,596,077
                                                                                                ---------------
BANKING (11.7%)
Charter One Financial, Inc.                                                             5,000           220,950
Cullen/Frost Bankers, Inc.                                                              9,200           411,700
Golden West Financial Corp.                                                            15,500         1,648,425
M&T Bank Corp.                                                                         15,500         1,353,150
North Fork Bancorporation, Inc.                                                        28,400         1,080,620
TCF Financial Corp.                                                                     6,200           359,910
Webster Financial Corp.                                                                12,900           606,558
Wilmington Trust Corp.                                                                 43,000         1,600,460
                                                                                                ---------------
                                                                                                      7,281,773
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (3.9%)
Brown-Forman Corp., Class B                                                             4,800           231,696
Bunge Ltd. (Bermuda)                                                                    7,800           303,732
Constellation Brands, Inc., Class A*                                                   13,100           486,403
Dean Foods Co.*                                                                        11,050           412,275
Hormel Foods Corp.                                                                     11,500           357,650
J.M. Smucker Co. (The)                                                                 13,673           627,727
                                                                                                ---------------
                                                                                                      2,419,483
                                                                                                ---------------
BUILDING MATERIALS (2.8%)
Florida Rock Industries, Inc.                                                          23,850         1,005,755
Vulcan Materials Co.                                                                   15,200           722,760
                                                                                                ---------------
                                                                                                      1,728,515
                                                                                                ---------------
BUSINESS SERVICES (2.2%)
Deluxe Corp.                                                                           18,400           800,400
Interactive Data Corp.*                                                                32,700           569,634
                                                                                                ---------------
                                                                                                      1,370,034
                                                                                                ---------------
CHEMICALS (1.4%)
Albemarle Corp.                                                                         1,500            47,475
Sherwin-Williams Co.                                                                   20,000           831,000
                                                                                                ---------------
                                                                                                        878,475
                                                                                                ---------------
COMMERCIAL SERVICES (0.9%)
Equifax, Inc.                                                                          14,500           358,875
H&R Block, Inc.                                                                         3,800           181,184
                                                                                                ---------------
                                                                                                        540,059
                                                                                                ---------------
COMMUNICATIONS (1.2%)
Telephone & Data Systems, Inc.                                                         10,500   $       747,600
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (2.8%)
Affiliated Computer Services, Inc., Class A*                                            6,000           317,640
Computer Associates International, Inc.                                                15,300           429,318
DST Systems, Inc.*                                                                     10,900           524,181
IMS Health, Inc.                                                                       21,100           494,584
                                                                                                ---------------
                                                                                                      1,765,723
                                                                                                ---------------
COMPUTERS & INFORMATION (0.8%)
Lexmark International, Inc.*                                                            5,100           492,303
                                                                                                ---------------
CONSUMER GOODS AND SERVICES (1.2%)
Fortune Brands, Inc.                                                                    3,800           286,634
NBTY, Inc.*                                                                            16,500           484,935
                                                                                                ---------------
                                                                                                        771,569
                                                                                                ---------------
CONTAINERS & PACKAGING (0.5%)
Pactiv Corp.*                                                                          12,700           316,738
                                                                                                ---------------
DISTRIBUTION SERVICES (0.5%)
Hughes Supply, Inc.                                                                     5,200           306,436
                                                                                                ---------------
ELECTRIC UTILITIES (3.4%)
Dominion Resources, Inc.                                                               10,700           674,956
Energy East Corp.                                                                      12,200           295,850
SCANA Corp.                                                                            16,000           581,920
Sempra Energy                                                                          16,600           571,538
                                                                                                ---------------
                                                                                                      2,124,264
                                                                                                ---------------
ELECTRONICS (1.0%)
Cooper Industries Ltd., Class A                                                        10,900           647,569
                                                                                                ---------------
ENTERTAINMENT & LEISURE (0.2%)
Mattel, Inc.                                                                            5,400            98,550
                                                                                                ---------------
FINANCIAL SERVICES (2.3%)
Legg Mason, Inc.                                                                        5,000           455,050
Principal Financial Group, Inc.                                                        14,100           490,398
T. Rowe Price Group, Inc.                                                               9,900           498,960
                                                                                                ---------------
                                                                                                      1,444,408
                                                                                                ---------------
FOREST PRODUCTS & PAPER (1.1%)
Rayonier, Inc.                                                                         15,206           675,907
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (1.5%)
Coventry Health Care, Inc.*                                                             3,700           180,930
Lincare Holdings, Inc.*                                                                15,700           515,902
WellPoint Health Networks, Inc.*                                                        2,200           246,422
                                                                                                ---------------
                                                                                                        943,254
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
HEAVY MACHINERY (0.7%)
IDEX Corp.                                                                             12,200   $       419,070
                                                                                                ---------------
INDUSTRIAL--DIVERSIFIED (1.9%)
Carlisle Companies, Inc.                                                                7,800           485,550
Crane Co.                                                                              22,800           715,692
                                                                                                ---------------
                                                                                                      1,201,242
                                                                                                ---------------
INSURANCE (11.6%)
Assurant, Inc.                                                                         54,300         1,432,434
Cincinnati Financial Corp.                                                             17,525           762,688
IPC Holdings, Ltd. (Bermuda)                                                           31,000         1,144,830
MGIC Investment Corp.                                                                  15,100         1,145,486
Old Republic International Corp.                                                       43,800         1,038,936
Partner Re Ltd. (Bermuda)                                                               8,600           487,878
SAFECO Corp.                                                                           12,300           541,200
Willis Group Holdings Ltd.                                                             18,100           677,845
                                                                                                ---------------
                                                                                                      7,231,297
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (3.9%)
E.W. Scripps Co. (The), Class A                                                         8,300           871,500
Gannett Co., Inc.                                                                      11,400           967,290
Knight-Ridder, Inc.                                                                     5,300           381,600
Washington Post Co. (The), Class B                                                        250           232,503
                                                                                                ---------------
                                                                                                      2,452,893
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (0.1%)
Quest Diagnostics, Inc.                                                                   600            50,970
                                                                                                ---------------
OIL & GAS (8.6%)
Burlington Resources, Inc.                                                             23,500           850,230
Devon Energy Corp.                                                                     18,500         1,221,000
Energen Corp.                                                                           9,300           446,307
Equitable Resources, Inc.                                                              11,400           589,494
Kinder Morgan, Inc.                                                                    25,400         1,505,966
Premcor, Inc.*                                                                         20,600           772,500
                                                                                                ---------------
                                                                                                      5,385,497
                                                                                                ---------------
PHARMACEUTICALS (1.4%)
Sigma-Aldrich Corp.                                                                    14,300           852,423
                                                                                                ---------------
POLLUTION CONTROL (1.3%)
Republic Services, Inc., Class A                                                       28,400           821,896
                                                                                                ---------------
REAL ESTATE (5.7%)
Brookfield Properties Co. (Canada)                                                     23,100           664,125
Kimco Realty Corp. (REIT)                                                              10,600           482,300
LNR Property Corp.                                                                     14,800           802,900
Plum Creek Timber Co., Inc. (REIT)                                                     15,600           508,248
PS Business Parks, Inc. (REIT)                                                         13,400           539,216
Public Storage, Inc. (REIT)                                                            12,500           575,125
                                                                                                ---------------
                                                                                                      3,571,914
                                                                                                ---------------
RESTAURANTS AND LODGING (2.2%)
Outback Steakhouse, Inc.                                                               23,700   $       980,232
Yum! Brands, Inc.*                                                                      9,600           357,312
                                                                                                ---------------
                                                                                                      1,337,544
                                                                                                ---------------
RETAILERS (4.9%)
Autozone, Inc.*                                                                        19,800         1,585,980
Family Dollar Stores, Inc.                                                             21,800           663,156
TJX Co., Inc.                                                                          23,700           572,118
Tuesday Morning Corp.*                                                                  8,000           232,000
                                                                                                ---------------
                                                                                                      3,053,254
                                                                                                ---------------
TELECOMMUNICATIONS (3.4%)
ALLTEL Corp.                                                                           18,600           941,532
CenturyTel, Inc.                                                                       38,600         1,159,544
                                                                                                ---------------
                                                                                                      2,101,076
                                                                                                ---------------
TEXTILES, CLOTHING & FABRICS (5.5%)
Columbia Sportswear Co.*                                                               21,100         1,152,482
Mohawk Industries, Inc.*                                                               12,600           923,958
VF Corp.                                                                               27,400         1,334,380
                                                                                                ---------------
                                                                                                      3,410,820
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $53,886,817)                                                               58,959,133
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (11.0%)

SECURITY LENDING COLLATERAL (11.0%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       154,732           154,732
Bank of America, Bank Note, 1.500%, 07/21/04                                          154,732           154,732
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                            154,732           154,732
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                             77,366            77,366
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             21,637            21,637
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    386,830           386,830
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                            154,732           154,732
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       232,098           232,098
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                             77,366            77,366
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              77,366            77,366
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             309,464           309,464
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     77,366            77,366

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                            $       154,732   $       154,732
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    309,464           309,464
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    232,098           232,098
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             61,893            61,893
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             77,366            77,366
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            463,949           463,949
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              309,464           309,464
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                        154,732           154,732
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    386,830           386,830
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                    780,623           780,624
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  21,020            21,021
Merrimac Cash Fund - Premium Class, Money
  Market Fund, 1.112%, 07/01/04                                                       232,098           232,098
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    696,294           696,295
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    216,625           216,625
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    200,743           200,743
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        232,098           232,098
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        154,732           154,732
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        309,464           309,464
                                                                                                ---------------
                                                                                                      6,872,649
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $6,872,649)                                                        6,872,649
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (105.7%)
  (COST $60,759,466)                                                                            $    65,831,782
OTHER ASSETS IN EXCESS OF LIABILITIES ( -5.7%)                                                       (3,540,879)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    62,290,903
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $60,830,887. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $     5,303,551
Unrealized losses                                                                                      (302,656)
                                                                                                ---------------
  Net unrealized gain                                                                           $     5,000,895
                                                                                                ===============

* Non-income producing security.

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING MFS CAPITAL OPPORTUNITIES PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (98.5%)

AUTOS & HOUSING (0.6%)
Magna International, Inc., Class A (Canada)                                            15,800   $     1,345,686
                                                                                                ---------------
BASIC MATERIALS (4.2%)
Bowater, Inc.                                                                          27,130         1,128,337
Companhia Vale do Rio Doce (CVRD) ADR
  (Brazil)                                                                             49,100         2,334,705
Du Pont (E.I.) de Nemours & Co.                                                        34,700         1,541,374
Lyondell Chemical Co.                                                                  73,760         1,282,686
Owens-Illinois, Inc.*                                                                 174,840         2,930,318
Smurfit-Stone Container Corp.                                                          52,750         1,052,362
                                                                                                ---------------
                                                                                                     10,269,782
                                                                                                ---------------
CONSUMER STAPLES (3.1%)
Avon Products, Inc.                                                                    22,000         1,015,080
General Mills, Inc.                                                                    53,000         2,519,090
Newell Rubbermaid, Inc.                                                               131,300         3,085,550
PepsiCo, Inc.                                                                          17,200           926,736
                                                                                                ---------------
                                                                                                      7,546,456
                                                                                                ---------------
ENERGY (6.4%)
BJ Services Co.*                                                                       41,750         1,913,820
Cooper Cameron Corp.*                                                                  43,660         2,126,242
Devon Energy Corp.                                                                     33,230         2,193,180
GlobalSantaFe Corp.                                                                   141,387         3,746,755
Newfield Exploration Co.*                                                              13,700           763,638
Noble Corp.*                                                                           84,800         3,213,072
Schlumberger Ltd.                                                                      25,260         1,604,263
                                                                                                ---------------
                                                                                                     15,560,970
                                                                                                ---------------
FINANCIAL SERVICES (14.0%)
ACE Ltd. (Bermuda)                                                                      6,800           287,504
Allstate Corp.                                                                         61,180         2,847,929
American Express Co.                                                                   39,800         2,044,924
American International Group, Inc.                                                     37,300         2,658,744
Bank of America Corp.                                                                  35,902         3,038,027
Citigroup, Inc.                                                                       100,414         4,669,251
Conseco, Inc.*                                                                         86,200         1,715,380
Freddie Mac                                                                            47,750         3,022,575
Goldman Sachs Group, Inc. (The)                                                         6,700           630,872
Hartford Financial Services Group, Inc. (The)                                          45,680         3,140,043
MBNA Corp.                                                                             48,200         1,243,078
Mellon Financial Corp.                                                                120,690         3,539,838
Merrill Lynch & Co., Inc.                                                              46,960         2,534,901
Northern Trust Corp.                                                                   12,500           528,500
PNC Financial Services Group                                                           37,100         1,969,268
                                                                                                ---------------
                                                                                                     33,870,834
                                                                                                ---------------
HEALTH CARE (15.6%)
Abbott Laboratories                                                                    73,900   $     3,012,164
Amgen, Inc.*                                                                           31,300         1,708,041
Apria Healthcare Group, Inc.*                                                          19,800           568,260
Elan Corp. PLC ADR (Ireland)*                                                          33,700           833,738
Eli Lilly and Co.                                                                      28,500         1,992,435
Genzyme Corp.*                                                                         29,650         1,403,334
Gilead Sciences, Inc.*                                                                 21,200         1,420,400
HCA, Inc.                                                                              16,900           702,871
Johnson & Johnson                                                                     162,700         9,062,390
Lincare Holdings, Inc.*                                                                25,700           844,502
Medtronic, Inc.                                                                        31,300         1,524,936
Merck & Co., Inc.                                                                      82,710         3,928,725
Pfizer, Inc.                                                                           71,338         2,445,467
Tenet Healthcare Corp.*                                                               170,500         2,286,405
Waters Corp.*                                                                           9,900           473,022
Wyeth                                                                                 156,300         5,651,808
                                                                                                ---------------
                                                                                                     37,858,498
                                                                                                ---------------
INDUSTRIAL GOODS & SERVICES (7.7%)
Cooper Industries Ltd., Class A                                                        12,300           730,743
Danaher Corp.                                                                          12,400           642,940
Eaton Corp.                                                                             4,200           271,908
Emerson Electric Co.                                                                   16,700         1,061,285
General Electric Co.                                                                  172,630         5,593,212
Illinois Tool Works, Inc.                                                               7,200           690,408
Lockheed Martin Corp.                                                                  69,100         3,598,728
Molex, Inc.                                                                            20,500           657,640
Parker Hannifin Corp.                                                                   7,400           440,004
Tyco International Ltd.                                                               145,888         4,834,728
                                                                                                ---------------
                                                                                                     18,521,596
                                                                                                ---------------
LEISURE (9.3%)
Carnival Corp. (Panama)                                                                35,500         1,668,500
Clear Channel Communications, Inc.                                                     23,100           853,545
Comcast Corp., Special Class A*                                                       171,920         4,746,711
Cox Communications, Inc.*                                                              39,000         1,083,810
Cox Radio, Inc., Class A*                                                              13,900           241,582
Echostar Communications Corp.*                                                         13,400           412,050
Entercom Communications Corp.*                                                          7,400           276,020
Lamar Advertising Co.*                                                                  3,600           156,060
Mattel, Inc.                                                                           27,400           500,050
Outback Steakhouse, Inc.                                                               13,300           550,088
Royal Caribbean Cruises Ltd.                                                           16,900           733,629
Time Warner, Inc.*                                                                     35,700           627,606
Univision Communications, Inc., Class A*                                               23,900           763,127
Viacom, Inc., Class B                                                                 165,341         5,905,981
Walt Disney Co.                                                                       126,800         3,232,132
Westwood One, Inc.*                                                                    32,300           768,740
                                                                                                ---------------
                                                                                                     22,519,631
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
MISCELLANEOUS (1.0%)
Accenture Ltd., Class A (Bermuda)*                                                     24,000   $       659,520
Career Education Corp.                                                                  4,200           191,352
Fiserv, Inc.*                                                                          15,900           618,351
Getty Images, Inc.*                                                                     8,300           498,000
Monster Worldwide, Inc.*                                                               15,900           408,948
                                                                                                ---------------
                                                                                                      2,376,171
                                                                                                ---------------
RETAILING (5.7%)
Best Buy Co., Inc.                                                                     10,900           553,066
Circuit City Stores, Inc.                                                              20,200           261,590
CVS Corp.                                                                              28,900         1,214,378
Home Depot, Inc.                                                                       45,030         1,585,056
Hot Topic, Inc.*                                                                       24,600           504,054
Kohl's Corp.*                                                                          41,900         1,771,532
Kroger Co. (The)*                                                                      35,730           650,286
Pacific Sunwear Of California, Inc.*                                                   23,700           463,809
Reebok International Ltd.                                                              29,600         1,065,008
Rite Aid Corp.*                                                                       339,400         1,771,668
Staples, Inc.                                                                          20,800           609,648
Target Corp.                                                                           41,000         1,741,270
Wal-Mart Stores, Inc.                                                                  31,300         1,651,388
                                                                                                ---------------
                                                                                                     13,842,753
                                                                                                ---------------
TECHNOLOGY (20.6%)
ADTRAN, Inc.                                                                           20,000           667,400
Akamai Technologies, Inc.*                                                             15,900           285,405
Amdocs Ltd.*                                                                           29,400           688,842
Amphenol Corp., Class A*                                                                9,100           303,212
Analog Devices, Inc.                                                                   36,100         1,699,588
Applied Materials, Inc.*                                                               33,300           653,346
Ascential Software Corp.*                                                              20,700           330,993
BEA Systems, Inc.*                                                                     25,800           212,076
Cisco Systems, Inc.*                                                                  170,900         4,050,330
Computer Associates International, Inc.                                                82,700         2,320,562
Comverse Technology, Inc.*                                                             47,500           947,150
Corning, Inc.*                                                                         70,800           924,648
Dell, Inc.*                                                                            64,700         2,317,554
eBay, Inc.*                                                                             6,800           625,260
Ericsson LM ADR (Sweden)*                                                              37,500         1,122,000
Foundry Networks, Inc.*                                                                31,400           441,798
InterActiveCorp*                                                                       39,600         1,193,544
International Business Machines Corp.                                                  23,800         2,097,970
Linear Technology Corp.                                                                20,700           817,029
Lucent Technologies, Inc.*                                                             52,500           198,450
Manhattan Associates, Inc.*                                                             6,900           213,072
Marvell Technology Group Ltd. (Bermuda)*                                               21,800           582,060
Maxim Intergrated Products, Inc.                                                       12,500           655,250
Mercury Interactive Corp.*                                                             22,700         1,131,141
Microsoft Corp.                                                                       358,200        10,230,192
Network Appliance, Inc.*                                                               30,000   $       645,900
Network Associates, Inc.*                                                              72,620         1,316,601
Nortel Networks Corp. (Canada)*                                                       699,000         3,488,010
Novellus Systems, Inc.*                                                                20,900           657,096
NVIDIA Corp.*                                                                          12,700           260,350
Oracle Corp.*                                                                         100,600         1,200,158
PMC-Sierra, Inc.*                                                                      77,500         1,112,125
Red Hat, Inc.*                                                                         39,300           902,721
Samsung Electronics Co., Ltd. GDR
  (South Korea)*@                                                                       1,400           288,966
Seagate Technology, Inc. Escrow*                                                       64,800                 0
Symantec Corp.*                                                                        31,200         1,365,936
Texas Instruments, Inc.                                                                34,000           822,120
Veritas Software Corp.*                                                                65,600         1,817,120
Xilinx, Inc.                                                                           36,500         1,215,815
                                                                                                ---------------
                                                                                                     49,801,790
                                                                                                ---------------
TRANSPORTATION (1.3%)
FedEx Corp.                                                                            13,800         1,127,322
Southwest Airlines Co.                                                                 64,500         1,081,665
United Parcel Service, Inc., Class B                                                   13,700         1,029,829
                                                                                                ---------------
                                                                                                      3,238,816
                                                                                                ---------------
UTILITIES & COMMUNICATIONS (9.0%)
Andrew Corp.*                                                                          40,000           800,400
Calpine Corp.*                                                                        565,950         2,444,904
Nokia Oyj ADR (Finland)                                                               221,600         3,222,064
Sprint Corp.                                                                          328,400         5,779,840
TXU Corp.                                                                              44,600         1,806,746
Verizon Communications, Inc.                                                          145,330         5,259,493
Vodafone Group PLC ADR (United Kingdom)                                               111,958         2,474,272
                                                                                                ---------------
                                                                                                     21,787,719
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $213,630,175)                                                             238,540,702
                                                                                                ---------------

PREFERRED STOCKS (0.5%)

LEISURE (0.5%)
News Corp. Ltd. ADR (Australia)                                                        37,200         1,223,136
                                                                                                ---------------
TOTAL PREFERRED STOCKS (COST $1,303,945)                                                              1,223,136
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (15.2%)

SECURITY LENDING COLLATERAL (15.2%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       829,983           829,983
Bank of America, Bank Note, 1.500%, 07/21/04                                          829,983           829,983
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                    829,983           829,983

See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                   AMOUNT            VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                    $       414,991   $       414,991
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                            116,061           116,061
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                  2,074,957         2,074,957
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                            829,983           829,983
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                     1,244,974         1,244,974
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                    414,991           414,991
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             414,991           414,991
Caylon, Eurodollar Term, 1.340%, 08/24/04                                           1,659,965         1,659,966
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    414,991           414,991
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    829,983           829,983
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                  1,659,965         1,659,966
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                  1,244,974         1,244,974
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            331,993           331,993
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                            414,991           414,991
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                          2,488,620         2,488,620
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                            1,659,965         1,659,965
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                        829,983           829,983
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                  2,074,957         2,074,957
Merrill Lynch & Co., Triparty Corporate, 1.540%,
  07/01/04                                                                          4,187,263         4,187,263
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                 112,753           112,753
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                               1,244,974         1,244,974
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  3,734,922         3,734,922
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                  1,161,976         1,161,976
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                  1,076,783         1,076,783
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                      1,244,974         1,244,974
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        829,983           829,983
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                      1,659,965         1,659,965
                                                                                                ---------------
                                                                                                     36,864,879
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $36,864,879)                                                      36,864,879
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (114.2%)
  (COST $251,798,999)                                                                           $   276,628,717
OTHER ASSETS IN EXCESS OF LIABILITIES ( -14.2%)                                                     (34,466,964)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   242,161,753
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $254,882,872. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    29,461,854
Unrealized losses                                                                                    (7,716,009)
                                                                                                ---------------
  Net unrealized gain                                                                           $    21,745,845
                                                                                                ===============

* Non-income producing security.

ADR American Depository Receipt

GDR Global Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING MFS GLOBAL GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (96.2%)

APPAREL RETAILERS (0.6%)
Matalan PLC (United Kingdom)                                                           25,010   $        97,074
                                                                                                ---------------
AUTOS & HOUSING (4.4%)
Autoliv, Inc. (Sweden)                                                                  1,860            77,654
Bayerische Motoren Werke (BMW) AG
  (Germany)                                                                             1,770            78,312
CEMEX SA de CV ADR (Mexico)                                                             6,235           181,438
Italcementi SpA (Italy)                                                                10,290            88,376
Magna International, Inc., Class A (Canada)                                               970            82,615
Sekisui Chemical Co., Ltd. (Japan)                                                     20,000           168,813
Toyota Industries Corp. (Japan)                                                         3,800            91,243
                                                                                                ---------------
                                                                                                        768,451
                                                                                                ---------------
BASIC MATERIALS (2.9%)
Air Liquide (France)                                                                    1,042           172,266
Anglo American PLC (United Kingdom)                                                     9,010           184,336
BHP Billiton Ltd. (Australia)                                                          10,280            89,657
Sumitomo Bakelite Co., Ltd. (Japan)                                                     9,000            63,016
                                                                                                ---------------
                                                                                                        509,275
                                                                                                ---------------
CONSUMER STAPLES (7.4%)
Altadis SA (Spain)                                                                      3,490           107,838
Cadbury Schweppes PLC (United Kingdom)                                                 18,490           159,549
Colgate-Palmolive Co.                                                                   1,270            74,231
CoolBrands International, Inc. (Canada)*                                                4,490            73,332
Kibun Food Chemifa Co., Ltd. (Japan)                                                    5,000            91,646
Nestle SA (Switzerland)                                                                   637           169,806
PepsiCo, Inc.                                                                           3,720           200,434
Reckitt Benckiser PLC (United Kingdom)                                                  7,615           215,601
Unilever PLC (United Kingdom)                                                          18,230           178,880
                                                                                                ---------------
                                                                                                      1,271,317
                                                                                                ---------------
ENERGY (3.7%)
BP PLC (United Kingdom)                                                                 5,165           276,689
CNOOC Ltd. (Hong Kong)                                                                211,500            89,484
Encana Corp. (Canada)                                                                   2,275            97,759
Reliance Industries Ltd. (India)                                                        9,100            85,032
Talisman Energy, Inc. (Canada)                                                          4,140            89,846
                                                                                                ---------------
                                                                                                        638,810
                                                                                                ---------------
FINANCIAL SERVICES (13.9%)
Aiful Corp. (Japan)                                                                       800            83,509
Akbank T.A.S. (Turkey)                                                             15,937,975            58,532
American Express Co.                                                                    3,520           180,858
AXA (France)                                                                            5,220           114,937
Bank One Corp.                                                                          1,850            94,350
Citigroup, Inc.                                                                         6,320           293,880
Credit Suisse Group (Switzerland)*                                                      4,370           155,206
Depfa Bank PLC (Ireland)                                                                9,170           133,194
E*Trade Financial Corp.*                                                                6,800   $        75,820
Erste Bank der Oesterreichischen
  Sparkassen AG (Austria)                                                               1,190           186,890
Franklin Resources, Inc.                                                                2,960           148,237
Janus Capital Group, Inc.                                                               4,880            80,471
MBNA Corp.                                                                              3,550            91,554
Merrill Lynch & Co., Inc.                                                               1,940           104,721
QBE Insurance Group Ltd. (Australia)                                                    8,875            79,071
Royal Bank of Scotland Group PLC
  (United Kingdom)                                                                      5,190           149,484
Sanlam Ltd. (South Africa)                                                             55,770            78,840
Takefuji Corp. (Japan)                                                                    910            65,968
UBS AG (Switzerland)                                                                    3,097           218,133
                                                                                                ---------------
                                                                                                      2,393,655
                                                                                                ---------------
HEALTH CARE (14.9%)
Alcon, Inc. (Switzerland)                                                               1,070            84,155
Amgen, Inc.*                                                                            3,090           168,621
AstraZeneca PLC (United Kingdom)                                                        4,840           217,181
Celgene Corp.*                                                                          1,650            94,479
Chugai Pharmaceutical Co., Ltd. (Japan)                                                 6,900           108,260
CTI Molecular Imaging, Inc.*                                                            4,490            63,668
Elan Corp. PLC ADR (Ireland)*                                                           2,740            67,788
Fisher Scientific International, Inc.*                                                  1,520            87,780
Genzyme Corp.*                                                                          3,650           172,754
Gilead Sciences, Inc.*                                                                    780            52,260
Johnson & Johnson                                                                       5,380           299,666
Medicis Pharmaceutical Corp., Class A                                                   1,710            68,314
Medtronic, Inc.                                                                         2,580           125,698
Novartis AG (Switzerland)                                                               4,720           208,133
PLIVA d.d. GDR (Croatia)                                                                4,710            69,454
Roche Holding AG-Genusss (Switzerland)                                                  2,470           244,447
Sanofi-Synthelabo SA (France)                                                           2,040           129,295
Smith & Nephew PLC (United Kingdom)                                                     8,790            94,621
Straumann Holding AG-Registered
  (Switzerland)                                                                           520           104,378
Synthes, Inc.                                                                             290            33,040
Tenet Healthcare Corp.*                                                                 5,180            69,464
                                                                                                ---------------
                                                                                                      2,563,456
                                                                                                ---------------
INDUSTRIAL GOODS & SERVICES (3.0%)
Atlas Copco AB, A Shares (Sweden)                                                       2,210            81,999
Eaton Corp.                                                                             1,290            83,515
Lockheed Martin Corp.                                                                   2,680           139,574
Neopost SA (France)                                                                       940            55,552
Nitto Denko Corp. (Japan)                                                               1,600            81,822
Sandvik Ab (Sweden)                                                                     2,260            77,103
                                                                                                ---------------
                                                                                                        519,565
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
LEISURE (11.9%)
Antena 3 Television SA (Spain)*                                                           991   $        52,441
Carnival Corp. (Panama)                                                                 1,950            91,650
China Mengniu Dairy Co., Ltd. (Hong Kong)                                             175,000           114,427
Clear Channel Communications, Inc.                                                        240             8,868
Comcast Corp., Class A*                                                                 5,100           142,953
Gestevision Telecinco SA (Spain)                                                          360             5,374
Johnston Press PLC (United Kingdom)                                                    13,150           135,115
Lodgenet Entertainment Corp.                                                            4,900            80,850
Meredith Corp.                                                                          1,880           103,325
News Corp., Ltd. (The) (Australia)                                                     21,072           185,980
Outback Steakhouse, Inc.                                                                1,430            59,145
Tamron Co., Ltd. (Japan)                                                                2,000            90,547
Time Warner, Inc.*                                                                      8,610           151,364
TV Azteca SA de CV, ADR (Mexico)                                                       12,650           109,296
Viacom, Inc., Class B                                                                   1,560            55,723
VNU N.V. (Netherlands)                                                                  5,935           172,340
Walt Disney Co.                                                                         5,570           141,979
William Hill PLC (United Kingdom)                                                      17,390           174,738
Yell Group PLC (United Kingdom)                                                        27,610           172,643
                                                                                                ---------------
                                                                                                      2,048,758
                                                                                                ---------------
MISCELLANEOUS (3.3%)
Barloworld Ltd. (South Africa)                                                          7,050            75,483
Corinthian Colleges, Inc.*                                                              3,690            91,291
Getty Images, Inc.*                                                                     2,320           139,200
Manpower, Inc.                                                                          2,900           147,233
Softbank Corp. (Japan)                                                                  2,700           118,774
                                                                                                ---------------
                                                                                                        571,981
                                                                                                ---------------
RETAILING (6.8%)
7-Eleven, Inc.*                                                                         5,970           106,565
Circuit City Stores, Inc.                                                               7,450            96,478
Hennes & Maurtiz AB, B Shares (Sweden)                                                  3,360            86,754
Home Depot, Inc.                                                                        3,810           134,112
Kingfisher PLC (United Kingdom)                                                        30,171           156,644
Next PLC (United Kingdom)                                                               5,940           153,309
Nishimatsuya Chain Co., Ltd. (Japan)                                                    2,400            98,098
Reebok International Ltd.                                                               1,990            71,600
Target Corp.                                                                            2,740           116,368
TJX Co., Inc.                                                                           6,030           145,564
                                                                                                ---------------
                                                                                                      1,165,492
                                                                                                ---------------
TECHNOLOGY (17.6%)
Akamai Technologies, Inc.*                                                              1,300            23,335
Applied Films Corp.*                                                                    1,760            51,075
Brother Industries, Ltd. (Japan)                                                       18,000           174,367
Canon, Inc. (Japan)                                                                     3,000           158,090
Cisco Systems, Inc.*                                                                   14,190           336,303
Citizen Watch Co., Ltd. (Japan)                                                        13,000           147,257
CSR PLC (United Kingdom)                                                                3,800            27,775
Dell, Inc.*                                                                             5,660   $       202,741
eBay, Inc.*                                                                             1,290           118,616
Ericsson LM, B Shares (Sweden)*                                                        54,700           161,203
Funai Electric Co., Ltd. (Japan)                                                        1,200           180,800
Ibiden Co., Ltd. (Japan)                                                                6,600            93,754
Marvell Technology Group Ltd. (Bermuda)*                                                4,540           121,218
Microsoft Corp.                                                                        12,360           353,002
Red Hat, Inc.*                                                                          4,320            99,230
Research in Motion Ltd. (Canada)*                                                       2,060           140,986
Samsung Electronics Co., Ltd. (South Korea)                                               350           144,483
Stanley Electric Co., Ltd. (Japan)                                                      3,300            55,164
Symantec Corp.*                                                                         1,300            56,914
Veritas Software Corp.*                                                                 3,010            83,377
Yahoo! Inc.*                                                                            8,340           302,992
                                                                                                ---------------
                                                                                                      3,032,682
                                                                                                ---------------
TRANSPORTATION (0.3%)
easyJet PLC (United Kingdom)*                                                          16,600            48,023
                                                                                                ---------------
UTILITIES & COMMUNICATIONS (5.5%)
Andrew Corp.*                                                                           3,200            64,032
Sprint Corp.                                                                            7,550           132,880
Telefonica SA (Spain)                                                                  12,021           177,676
Tokyo Gas Co., Ltd. (Japan)                                                            37,000           131,229
United Utilities PLC, Class A (United Kingdom)                                         20,180           121,791
Vodafone Group PLC (United Kingdom)                                                   143,340           313,929
                                                                                                ---------------
                                                                                                        941,537
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $15,224,732)                                                               16,570,076
                                                                                                ---------------
PREFERRED STOCKS (0.6%)

AUTOS & HOUSING (0.6%)
Porsche AG (Germany)                                                                      151           101,039
                                                                                                ---------------
TOTAL PREFERRED STOCKS (COST $68,952)                                                                   101,039
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (10.3%)

SECURITY LENDING COLLATERAL (10.3%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $        40,173            40,173
Bank of America, Bank Note, 1.500%, 07/21/04                                           40,173            40,173
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                             40,173            40,173
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                             20,086            20,086
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                              5,618             5,618

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                            $       100,432   $       100,432
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                             40,173            40,173
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                        60,259            60,259
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                     20,086            20,086
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              20,086            20,086
Caylon, Eurodollar Term, 1.340%, 08/24/04                                              80,346            80,346
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     20,086            20,086
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                     40,173            40,173
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                     80,346            80,346
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                     60,259            60,259
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             16,069            16,069
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             20,086            20,086
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            120,454           120,454
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                               80,346            80,346
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                         40,173            40,173
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    100,432           100,432
Merrill Lynch & Co., Triparty Corporate, 1.540%,
  07/01/04                                                                            202,672           202,672
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                   5,457             5,457
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                  60,259            60,259
Royal Bank of Canada, Eurodollar Term, 1.050%,
  07/08/04                                                                            180,778           180,777
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                     56,242            56,242
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                     52,118            52,118
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                         60,259            60,259
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                         40,173            40,173
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                         80,346            80,346
                                                                                                ---------------
                                                                                                      1,784,332
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,784,332)                                                        1,784,332
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (107.1%)
  (COST $17,078,016)                                                                            $    18,455,447
OTHER ASSETS IN EXCESS OF LIABILITIES ( -7.1%)                                                       (1,227,631)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    17,227,816
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $17,123,356. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $     1,639,064
Unrealized losses                                                                                      (306,973)
                                                                                                ---------------
  Net unrealized gain                                                                           $     1,332,091
                                                                                                ===============

* Non-income producing security.

GDR Global Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING OPCAP BALANCED VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (70.5%)

COMPUTER SOFTWARE & PROCESSING (2.9%)
Dassault Systemes SA ADR (France)                                                      45,000   $     2,109,105
Electronic Data Systems Corp.                                                         135,500         2,594,825
                                                                                                ---------------
                                                                                                      4,703,930
                                                                                                ---------------
COMPUTERS & INFORMATION (4.8%)
Dell, Inc.*                                                                           214,400         7,679,808
                                                                                                ---------------
ELECTRONIC COMPONENTS (0.7%)
Texas Instruments, Inc.                                                                44,800         1,083,264
                                                                                                ---------------
ELECTRONICS (6.9%)
Flextronics International Ltd.*                                                       136,100         2,170,795
Intel Corp.                                                                           259,200         7,153,920
JDS Uniphase Corp.*                                                                   450,300         1,706,637
                                                                                                ---------------
                                                                                                     11,031,352
                                                                                                ---------------
ENTERTAINMENT & LEISURE (3.8%)
Royal Caribbean Cruises Ltd.                                                          140,900         6,116,469
                                                                                                ---------------
FINANCIAL SERVICES (11.9%)
American Express Co.                                                                   90,000         4,624,200
ChoicePoint, Inc.*                                                                     44,400         2,027,304
Fannie Mae                                                                             83,000         5,922,880
Freddie Mac                                                                           101,400         6,418,620
                                                                                                ---------------
                                                                                                     18,993,004
                                                                                                ---------------
FOREST PRODUCTS & PAPER (3.5%)
International Paper Co.                                                               126,300         5,645,610
                                                                                                ---------------
INSURANCE (1.6%)
Conseco, Inc.*                                                                              1                20
Conseco, Inc.                                                                         305,000                 0
Conseco, Inc., Warrants, Strike @ 27.60,
  Expires (9/10/08)*                                                                   13,000            70,460
UNUMProvident Corp.                                                                   157,700         2,507,430
                                                                                                ---------------
                                                                                                      2,577,910
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (3.7%)
Direct Group, Inc. (The)*                                                             340,600         5,824,260
                                                                                                ---------------
METALS AND MINING (6.3%)
Alcan, Inc. (Canada)                                                                  101,700         4,210,380
Inco Ltd. (Canada)*                                                                   126,700         4,378,752
Nucor Corp.                                                                            19,100         1,466,116
                                                                                                ---------------
                                                                                                     10,055,248
                                                                                                ---------------
OIL & GAS (7.6%)
BP PLC (United Kingdom)                                                                67,200         3,599,904
ConocoPhillips                                                                         79,000         6,026,910
Nabors Industries Ltd.*                                                                57,000   $     2,577,540
                                                                                                ---------------
                                                                                                     12,204,354
                                                                                                ---------------
PHARMACEUTICALS (7.4%)
Amgen, Inc.*                                                                           45,100         2,461,107
Sanofi-Synthelabo SA ADR (France)                                                     203,600         6,513,164
Wyeth                                                                                  78,900         2,853,024
                                                                                                ---------------
                                                                                                     11,827,295
                                                                                                ---------------
RETAILERS (9.4%)
Abercrombie & Fitch Co., Class A                                                       39,100         1,515,125
Dollar General Corp.                                                                  133,000         2,601,480
Office Depot, Inc.*                                                                   239,100         4,282,281
Wal-Mart Stores, Inc.                                                                 124,000         6,542,240
                                                                                                ---------------
                                                                                                     14,941,126
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $104,316,068)                                                             112,683,630
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
CORPORATE DEBT (18.6%)

AEROSPACE & DEFENSE (0.3%)
General Dynamics Corp., 2.125%, 05/15/06                                      $       490,000           482,203
                                                                                                ---------------
AUTOMOTIVE (0.5%)
DaimlerChrysler NA Holding Corp., 3.400%,
  12/15/04                                                                            450,000           451,279
Ford Motor Co., 7.450%, 07/16/31                                                      350,000           334,566
                                                                                                ---------------
                                                                                                        785,845
                                                                                                ---------------
BANKING (2.7%)
Citigroup, Inc., 5.000%, 03/06/07                                                     410,000           425,551
Citigroup, Inc., 6.000%, 02/21/12                                                     400,000           424,755
J.P. Morgan Chase & Co., 5.250%, 05/30/07                                           1,080,000         1,127,925
Keycorp, 2.750%, 02/27/07                                                             460,000           449,571
U.S. Bank NA, 2.850%, 11/15/06                                                        960,000           959,072
Wachovia Corp., 4.950%, 11/01/06                                                      925,000           958,690
                                                                                                ---------------
                                                                                                      4,345,564
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (1.4%)
Coca-Cola Enterprises, Inc., 5.250%, 05/15/07                                         510,000           534,776
General Mills, Inc., 2.625%, 10/24/06                                                 900,000           881,079
Kraft Foods, Inc., 4.625%, 11/01/06                                                   870,000           891,314
                                                                                                ---------------
                                                                                                      2,307,169
                                                                                                ---------------
COMMERCIAL SERVICES (0.8%)
Cendant Corp., 6.875%, 08/15/06                                                       360,000           384,850
International Lease Finance Corp., 4.000%,
  01/17/06                                                                            950,000           967,596
                                                                                                ---------------
                                                                                                      1,352,446
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
COSMETICS & PERSONAL CARE (0.4%)
Procter & Gamble Co., 3.500%, 12/15/08                                        $       570,000   $       558,352
                                                                                                ---------------
ELECTRIC UTILITIES (0.2%)
Dominion Resources, Inc., Series B, 7.625%,
  07/15/05                                                                            370,000           388,778
                                                                                                ---------------
ENTERTAINMENT & LEISURE (0.4%)
Walt Disney Co., 7.300%, 02/08/05                                                     575,000           592,148
                                                                                                ---------------
ENVIRONMENTAL CONTROLS (0.2%)
Waste Management, Inc., 6.500%, 11/15/08                                              225,000           243,399
                                                                                                ---------------
FINANCIAL SERVICES (5.7%)
American Express Co., 5.500%, 09/12/06                                                495,000           518,485
American Express Credit, 3.000%, 05/16/08                                             460,000           443,222
Bear Stearns Co., Inc., 6.250%, 07/15/05                                              580,000           601,541
Boeing Capital Corp., 6.500%, 02/15/12                                                200,000           215,852
CIT Group, Inc., 7.125%, 10/15/04                                                     280,000           284,305
CIT Group, Inc., 7.750%, 04/02/12                                                     450,000           513,965
Conseco Finance Trust II, 0.000%, 11/15/26                                          2,345,000                 0
Conseco Finance Trust III, 0.000%, 04/01/27                                         2,350,000                 0
Credit Suisse First Boston, Inc., 5.750%,
  04/15/07                                                                            740,000           780,225
Ford Motor Credit Co., 6.125%, 01/09/06                                               460,000           476,038
General Electric Capital Corp., 5.350%,
  03/30/06                                                                            560,000           582,738
General Electric Capital Corp., 6.000%,
  06/15/12                                                                            500,000           528,479
General Motors Acceptance Corp., 6.750%,
  01/15/06                                                                          1,265,000         1,326,012
Goldman Sachs Group, Inc., 5.700%, 09/01/12                                           600,000           609,617
Household Finance Corp., 7.000%, 05/15/12                                             500,000           553,162
John Deere Capital Corp., 3.125%, 12/15/05                                            680,000           682,772
Merrill Lynch & Co., 6.150%, 01/26/06                                                 890,000           938,109
                                                                                                ---------------
                                                                                                      9,054,522
                                                                                                ---------------
FOOD RETAILERS (0.6%)
Safeway, Inc., 6.150%, 03/01/06                                                       575,000           601,447
Safeway, Inc., 7.250%, 09/15/04                                                       375,000           378,491
                                                                                                ---------------
                                                                                                        979,938
                                                                                                ---------------
FOREST PRODUCTS & PAPER (0.2%)
Weyerhaeuser Co., 5.500%, 03/15/05                                                    256,000           261,458
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (0.6%)
News America Holdings, Inc., 9.250%, 02/01/13                                         200,000           251,343
Time Warner, Inc., 5.625%, 05/01/05                                                   678,000           694,745
                                                                                                ---------------
                                                                                                        946,088
                                                                                                ---------------
MEDICAL SUPPLIES (0.5%)
Tenet Healthcare Corp., 5.000%, 07/01/07                                              825,000           825,000
                                                                                                ---------------
METALS & MINING (0.7%)
Alcoa Inc., 4.250%, 08/15/07                                                  $     1,030,000   $     1,045,788
                                                                                                ---------------
OIL & GAS (1.1%)
ChevronTexaco Capital Co., 3.500%, 09/17/07                                         1,020,000         1,019,593
ConocoPhillips, 3.625%, 10/15/07                                                      790,000           787,781
                                                                                                ---------------
                                                                                                      1,807,374
                                                                                                ---------------
PHARMACEUTICALS (0.6%)
Bristol-Myers Squibb, 4.750%, 10/01/06                                                880,000           907,123
                                                                                                ---------------
TELECOMMUNICATIONS (1.7%)
AT&T Wireless Services, Inc., 7.350%,
  03/01/06                                                                            720,000           768,612
SBC Communications, Inc., 5.750%, 05/02/06                                            940,000           984,047
Verizon Global Funding Corp., 6.750%,
  12/01/05                                                                            560,000           590,415
Verizon Global Funding Corp., 7.375%,
  09/01/12                                                                            400,000           450,607
                                                                                                ---------------
                                                                                                      2,793,681
                                                                                                ---------------
TOTAL CORPORATE DEBT (COST $29,717,356)                                                              29,676,876
                                                                                                ---------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (7.3%)

MISCELLANEOUS (7.3%)
US Treasury Note, 1.875%, 09/30/04*                                                10,556,000        10,572,499
US Treasury Note, 2.625%, 03/15/09*                                                 1,225,000         1,165,951
                                                                                                ---------------
                                                                                                     11,738,450
                                                                                                ---------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $11,792,953)                                                                                 11,738,450
                                                                                                ---------------
SHORT-TERM INVESTMENTS (15.0%)

SECURITY LENDING COLLATERAL (15.0%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                              541,545           541,545
Bank of America, Bank Note,
  1.500%, 07/21/04                                                                    541,545           541,545
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                    541,545           541,545
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                            270,772           270,772
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             75,727            75,727
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                  1,353,861         1,353,861
Bank of Nova Scotia, Eurodollar Term,
  1.200%, 07/14/04                                                                    541,545           541,545
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       812,317           812,317
Branch Bank & Trust, Eurodollar Term,
  1.080%, 07/14/04                                                                    270,772           270,772

See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Caylon, Eurodollar Term, 1.170%, 08/04/04                                     $       270,772   $       270,772
Caylon, Eurodollar Term, 1.340%, 08/24/04                                           1,083,089         1,083,089
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    270,772           270,772
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    541,545           541,545
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                  1,083,089         1,083,089
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    812,317           812,317
Deutsche Bank, Bank Note, 1.161%,
  10/12/04                                                                            216,618           216,618
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                            270,772           270,772
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                          1,623,767         1,623,767
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                            1,083,089         1,083,089
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                        541,545           541,545
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.540%, 07/01/04                                                       1,353,861         1,353,861
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                  2,732,092         2,732,092
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  73,568            73,568
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 812,317           812,317
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  2,436,950         2,436,950
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    758,162           758,162
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    702,576           702,576
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        812,317           812,317
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        541,545           541,545
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                      1,083,089         1,083,089
                                                                                                ---------------
                                                                                                     24,053,481
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $24,053,481)                                                      24,053,481
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (111.4%)
  (COST $169,879,858)                                                                           $   178,152,437
OTHER ASSETS IN EXCESS OF LIABILITIES ( -11.4%)                                                     (18,297,129)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   159,855,308
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $169,943,872. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    11,466,674
Unrealized losses                                                                                    (3,258,109)
                                                                                                ---------------
  Net unrealized gain                                                                           $     8,208,565
                                                                                                ===============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING PIMCO TOTAL RETURN PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
CORPORATE DEBT (11.8%)

AUTOMOTIVE (0.1%)
General Motors Corp., 8.250%, 07/15/23                                        $       100,000   $       104,980
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (0.4%)
Altria Group, Inc., 1.800%, 10/29/04                                                  500,000           500,000
                                                                                                ---------------
COMMUNICATIONS (0.8%)
SBC Communications, Inc., 4.206%, 06/05/21                                          1,000,000         1,015,718
                                                                                                ---------------
ELECTRIC UTILITIES (1.1%)
Columbus Southern Power Co., Series D,
  6.600%, 03/01/33                                                                    300,000           306,644
Entergy Gulf States, 3.600%, 06/01/08                                                 100,000            96,573
Oncor Electric Delivery Co., 7.250%, 01/15/33                                         100,000           111,232
PG&E Corp., 1.810%, 04/03/06                                                        1,000,000         1,000,677
                                                                                                ---------------
                                                                                                      1,515,126
                                                                                                ---------------
FINANCIAL SERVICES (2.1%)
CIT Group, Inc., 7.750%, 04/02/12                                                     150,000           171,322
Citigroup, Inc., 5.625%, 08/27/12                                                     100,000           102,958
Conseco Finance Securitizations Corp.,
  Series 2004-4, Class A5, 7.970%, 05/01/32                                           250,000           207,495
General Motors Acceptance Corp., 8.000%,
  11/01/31                                                                            200,000           205,493
Morgan Stanley, 5.300%, 03/01/13                                                      100,000            98,573
Navistar Financial Corp. Owner Trust,
  Series 2003-B, Class A2, 1.690%, 09/15/06                                           463,135           462,850
Residential Funding Mortgage Securities, Inc.,
  Series 1994-S9, Class A6, 6.500%, 03/25/24                                          522,745           522,032
Sequoia Mortgage Trust, Series 2003-4,
  Class 2A1, 1.520%, 07/20/33                                                         902,849           905,570
Washington Mutual, Series 2002-AR2,
  Class A, 3.159%, 02/27/34                                                           137,195           137,308
                                                                                                ---------------
                                                                                                      2,813,601
                                                                                                ---------------
MORTGAGE BACKED (6.6%)
Ameriquest Mortgage Securities, Inc.,
  Series 2003-1, Class A2, 1.551%, 02/25/33                                           205,577           206,374
Ameriquest Mortgage Securities, Inc.,
  Series 2003-10, Class AF1, 1.260%, 12/25/33                                         301,700           301,923
Argent Securities, Inc., Series 2003-W3,
  Class AF1, 1.260%, 10/25/20                                                         335,827           336,051
Bank of America Mortgage Securities,
  Series 2003-10, Class 1A6, 1.750%, 01/25/34                                         526,093           526,306
Bear Stearns Adjustable Rate Mortgage Trust,
  Series 2002-5, Class 6A, 5.981%, 06/25/32                                            71,034            71,436
Bear Stearns Commercial Mortgage
  Securities, Series 2004-ESA, Class 1,
  1.500%, 05/14/16                                                                    700,000           699,417
Chase Funding Mortgage Loan, Series 1999-3,
  Class IIA1, 1.471%, 09/25/29                                                $       352,154   $       352,727
Countrywide Asset Backed Certificates,
  Series 2004-5, Class 4A1, 1.210%, 08/25/23                                          592,348           592,070
Countrywide Home Loans, Series 2004-12,
  Class 14A2, 1.380%, 08/25/34                                                        600,000           599,110
Credit Suisse First Boston Mortgage
  Securities Corp., Series 2002-26,
  Class 2A1, 5.750%, 09/22/17                                                         579,590           590,690
Fremont Home Loan Trust, Series 2004-B,
  Class 2A1, 1.200%, 05/24/34                                                         557,588           557,912
GSR Mortgage Loan Trust, Series 2003-2F,
  Class 3A1, 6.000%, 03/25/32                                                          70,239            71,101
GSR Mortgage Loan Trust, Series, 2004-7,
  Class 1A1, 3.492%, 06/01/34                                                         700,000           687,094
Home Equity Mortgage Trust, Series 2003-4,
  Class A1, 1.490%, 07/25/33                                                          291,452           291,284
Household Home Equity Loan Trust,
  Series 2003-1, Class A, 1.450%, 10/20/32                                            309,831           310,347
Quest Trust, Series 2004-X2, Class A1,
  1.291%, 06/25/34                                                                    700,000           698,662
Residental Asset Securities Corp.,
  Series 2001-KS3, Class AII, 1.330%,
  09/25/31                                                                            234,154           234,425
Residental Asset Securities Corp.,
  Series 2004-KS6, A2B1, 1.220%, 04/25/13                                             600,000           599,496
Residential Accredit Loans, Inc.,
  Series 2003-QS6, Class A7, 1.500%,
  03/25/33                                                                            488,037           488,320
Residential Funding Mortgage Securities, Inc.
  Series 2003-S9, Class A1, 6.500%, 03/25/32                                          115,378           117,249
Structured Asset Investment Loan Trust,
  Series 2003-BC3, Class 2A1, 1.190%,
  04/25/33                                                                             77,796            77,830
Structured Asset Securities Corp.,
  Series 2003-BC1, Class A, 1.600%, 05/25/32                                          246,018           246,844
Structured Asset Securities Corp.,
  Series 2003-S1, Class A1, 1.250%, 08/25/33                                          194,398           194,551
                                                                                                ---------------
                                                                                                      8,851,219
                                                                                                ---------------
OIL & GAS (0.4%)
El Paso Corp., 7.750%, 01/15/32                                                       200,000           161,500
Pemex Project Funding Master Trust, 8.625%,
  02/01/22                                                                            200,000           209,000
Petro Mexicanos, 9.250%, 03/30/18 (Mexico)                                            100,000           111,750
                                                                                                ---------------
                                                                                                        482,250
                                                                                                ---------------
TELECOMMUNICATIONS (0.3%)
AT&T Corp., 7.300%, 11/15/11                                                           50,000            51,407
AT&T Wireless Services, Inc., 7.875%,
  03/01/11                                                                             30,000            34,169

See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
TELECOMMUNICATIONS (CONTINUED)
Qwest Corp., 7.200%, 11/01/04                                                 $       100,000   $       101,250
Qwest Corp. (144A), 8.875%, 03/15/12@                                                 200,000           217,000
                                                                                                ---------------
                                                                                                        403,826
                                                                                                ---------------
TOTAL CORPORATE DEBT (COST $15,655,885)                                                              15,686,720
                                                                                                ---------------
CONVERTIBLE DEBT (0.1%)

FINANCIAL INSTITUTIONS (0.1%)
Financial Asset Receivables Corp. AAA Trust,
  1.271%, 09/27/33                                                                     60,416            60,452
                                                                                                ---------------
TOTAL CONVERTIBLE DEBT (COST $60,416)                                                                    60,452
                                                                                                ---------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (40.2%)

MORTGAGE BACKED (27.1%)
FHLMC, Pool C90676, 5.500%, 05/01/23                                                  702,897           712,718
FHLMC, Pool C90678, 6.000%, 03/01/23                                                1,664,723         1,718,983
FHLMC, Pool D95122, 6.000%, 02/01/22                                                   60,165            62,158
FHLMC, Pool D95897, 5.500%, 03/01/23                                                  291,510           295,583
FHLMC, Pool E91947, 6.000%, 10/01/17                                                   15,984            16,684
FHLMC, Pool M90747, 5.500%, 08/01/07                                                   87,384            89,603
FHLMC, Series 1585, Class J, 6.500%,
  10/15/22                                                                            478,048           483,108
FHLMC, Series 2386, Class PJ, 6.000%,
  04/15/28                                                                            225,118           225,561
FHLMC, Series 2423, Class KA, 6.000%,
  01/15/20                                                                            149,894           151,080
FHLMC, Series 2436, Class MA, 5.750%,
  06/15/29                                                                              5,564             5,564
FHLMC, Series 2461, Class FA, 1.500%,
  05/15/29                                                                            209,701           210,242
FHLMC, Series 2495, Class UJ, 3.500%,
  07/15/32                                                                            113,299           111,244
FHLMC, Series 2514, Class UB, 4.000%,
  12/15/12                                                                            461,015           463,965
FHLMC, Series 2518, Class KB, 5.000%,
  09/15/16                                                                            235,040           240,109
FHLMC, Series 27, Class FC, 2.625%,03/25/24                                           683,889           722,360
FHLMC, Series 2794, Class EA, 6.000%,
  10/15/31                                                                            394,531           409,288
FHLMC, Series 2794, Class JT, 6.000%,
  10/15/32                                                                          1,162,763         1,174,663
FHLMC, Series 31, Class D, 0.000%, 04/25/24                                           938,559           919,959
FHLMC, Series T-59, Class1A3, 7.500%,
  10/25/43                                                                            365,622           393,937
FNMA, Pool 19566, 5.500%, 07/01/34                                                  4,500,000         4,478,904
FNMA, Pool 254236, 6.500%, 03/01/17                                                   326,024           344,642
FNMA, Pool 254764, 5.500%, 06/01/23                                                   429,185           434,924
FNMA, Pool 440734, 6.000%, 12/01/18                                                    86,273            89,342
FNMA, Pool 499049, 6.500%, 07/01/29                                                    58,412            60,971
FNMA, Pool 535777, 5.500%, 03/01/16                                                   261,282           268,798
FNMA, Pool 544861, 4.872%, 12/01/36                                           $       281,432   $       290,755
FNMA, Pool 545553, 6.000%, 04/01/22                                                   805,329           831,606
FNMA, Pool 545696, 6.000%, 06/01/22                                                 1,995,829         2,060,953
FNMA, Pool 555198, 6.000%, 01/01/23                                                   371,329           383,445
FNMA, Pool 606116, 4.885%, 09/01/31                                                    63,081            65,058
FNMA, Pool 623651, 5.819%, 04/01/32                                                   867,362           884,165
FNMA, Pool 638085, 6.000%, 04/01/17                                                   336,104           350,672
FNMA, Pool 641795, 6.000%, 04/01/17                                                   344,356           359,281
FNMA, Pool 647307, 6.000%, 06/01/17                                                   590,911           616,522
FNMA, Pool 667068, 6.000%, 07/01/17                                                    19,700            20,554
FNMA, Pool 681273, 6.000%, 01/01/18                                                    90,311            94,226
FNMA, Pool 70597, 3.708%, 02/01/20                                                     63,206            64,219
FNMA, Pool 747620, 5.500%, 11/01/33                                                   451,603           450,888
FNMA, Pool 750470, 5.500%, 12/01/33                                                   308,415           307,927
FNMA, Pool 762439, 5.500%, 12/01/33                                                   320,691           320,183
FNMA, Pool 772599, 5.000%, 05/01/34                                                   282,157           272,973
FNMA, Pool 777459, 5.000%, 05/01/34                                                   714,944           691,672
FNMA, Pool 778950, 5.000%, 06/01/34                                                   388,070           375,438
FNMA, Pool 781218, 5.000%, 05/01/34                                                   610,924           591,038
FNMA, Pool 789272, 5.737%, 04/01/32                                                   302,977           310,573
FNMA, Pool 8349, 5.000%, 08/01/18                                                   4,500,000         4,490,154
FNMA, Series 1993-210, Class PH, 6.250%,
  10/25/22                                                                            119,081           120,157
FNMA, Series 1993-55, Class J, 6.500%,
  11/25/07                                                                            131,324           131,743
FNMA, Series 1994-37, Class GB, 6.500%,
  12/25/22                                                                            133,789           134,123
FNMA, Series 2002-42, Class AB, 5.500%,
  01/25/16                                                                            230,321           233,261
FNMA, Series 2003-16, Class KA, 6.000%,
  04/25/30                                                                            128,768           129,843
FNMA, Series 2004-11, Class A, 1.220%,
  03/25/34                                                                          1,067,916         1,062,167
FNMA, Series 2004-41, Class PB, 3.500%,
  04/25/17                                                                            590,104           594,012
FNMA. Pool 9837, 5.000%, 07/01/34                                                   4,600,000         4,443,315
GNMA, Pool 80932, 3.000%, 06/20/34                                                  1,300,000         1,265,720
GNMA, Series 2002-21, Class FV, 1.500%,
  03/16/32                                                                            126,547           127,079
                                                                                                ---------------
                                                                                                     36,158,112
                                                                                                ---------------
U.S. TREASURY BONDS & NOTES (13.1%)
U.S. Treasury Bond, 5.500%, 08/15/28                                                  250,000           253,350
U.S. Treasury Bond, 6.250%, 08/15/23                                                2,000,000         2,215,314
U.S. Treasury Bond, 7.500%, 11/15/16                                                3,850,000         4,747,381
U.S. Treasury Bond, 7.875%, 02/15/21                                                  500,000           645,586
U.S. Treasury Inflation Index Note, 3.375%,
  01/15/07                                                                          1,542,424         1,652,624
U.S. Treasury Inflation Index Note, 3.625%,
  01/15/08                                                                          1,454,463         1,589,967

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
U.S. TREASURY BONDS & NOTES (CONTINUED)
U.S. Treasury Note, 1.625%, 04/30/05                                          $     6,200,000   $     6,184,506
U.S. Treasury Note, 4.000%, 02/15/14                                                  100,000            95,336
                                                                                                ---------------
                                                                                                     17,384,064
                                                                                                ---------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $53,776,001)                                                                                 53,542,176
                                                                                                ---------------
SOVEREIGN DEBT OBLIGATIONS (2.3%)

BRAZIL (0.5%)
Brazil, C Bond, 8.000%, 04/15/14                                                      410,470           377,004
Federal Republic of Brazil, 2.125%, 04/15/09                                           28,236            25,668
Federal Republic of Brazil, 11.500%, 03/12/08                                         160,000           171,760
Republic of Brazil, Series EI, 2.000%, 04/15/06                                        96,000            94,724
                                                                                                ---------------
                                                                                                        669,156
                                                                                                ---------------
MEXICO (0.3%)
United Mexican States, 6.375%, 01/16/13                                               100,000           100,050
United Mexican States, 8.300%, 08/15/31                                               300,000           315,000
                                                                                                ---------------
                                                                                                        415,050
                                                                                                ---------------
PANAMA (0.2%)
Republic of Panama, 8.875%, 09/30/27                                                  250,000           243,750
                                                                                                ---------------
PERU (0.2%)
Republic of Peru, 9.125%, 01/15/08                                                    100,000           109,000
Republic of Peru, 9.125%, 02/21/12                                                    200,000           206,000
                                                                                                ---------------
                                                                                                        315,000
                                                                                                ---------------
UNITED KINGDOM (1.1%)
United Kingdom Treasury, 5.000%, 09/07/14                                             800,000         1,442,294
                                                                                                ---------------
TOTAL SOVEREIGN DEBT OBLIGATIONS (COST $3,031,543)                                                    3,085,250
                                                                                                ---------------
MUNICIPAL DEBT OBLIGATIONS (2.2%)

CALIFORNIA (0.5%)
California State Economic Recovery,
  Series A, 5.000%, 07/01/11                                                          300,000           327,285
Golden State Tobacco Securitization Corp.,
  Series 2003-A-1, 6.250%, 06/01/33                                                   100,000            90,176
Golden State Tobacco Securitization Corp.,
  Series 2003-A-1, 6.750%, 06/01/39                                                   300,000           269,904
                                                                                                ---------------
                                                                                                        687,365
                                                                                                ---------------
FLORIDA (0.1%)
Florida State Board of Education, 5.000%,
  06/01/32                                                                            200,000           197,030
                                                                                                ---------------
ILLINOIS (0.1%)
Illinois State, Taxable Pension, 5.100%,
  06/01/33                                                                            200,000           177,452
                                                                                                ---------------
LOUISIANA (0.1%)
Tobacco Settlement Funding Corp., 5.875%,
  05/15/39                                                                            100,000            80,603
                                                                                                ---------------
NEVADA (0.1%)
Clark County, Nevada School District,
  Series C, 5.375%, 06/15/13                                                  $       100,000   $       110,804
                                                                                                ---------------
NEW YORK (0.3%)
New York City, General Obligation Unlimited,
  6.500%, 05/15/12                                                                    200,000           227,456
New York City, Series J, General Obligation
  Unlimited, 5.250%, 06/01/28                                                         100,000           100,206
New York, State Dormitory Authority Revenue,
  Series A, 5.000%, 03/15/27                                                          100,000            97,868
                                                                                                ---------------
                                                                                                        425,530
                                                                                                ---------------
OHIO (0.3%)
Akron, Ohio, Income Tax Revenue, 5.000%,
  12/01/33                                                                            250,000           245,452
Kettering City School District, 5.000%,
  12/01/30                                                                            100,000            98,553
                                                                                                ---------------
                                                                                                        344,005
                                                                                                ---------------
RHODE ISLAND (0.1%)
Tobacco Settlement Funding Corp., 6.250%,
  06/01/42                                                                            200,000           164,468
                                                                                                ---------------
TEXAS (0.3%)
San Antonio, General Obligation Unlimited,
  5.000%, 02/01/10                                                                     10,000            10,848
San Antonio, General Obligation Unlimited,
  5.000%, 02/01/10                                                                    390,000           419,975
                                                                                                ---------------
                                                                                                        430,823
                                                                                                ---------------
VIRGINIA (0.1%)
Virginia College Building Authority, 5.000%,
  02/01/10                                                                            100,000           108,265
                                                                                                ---------------
WASHINGTON (0.2%)
Energy Northwest Washington Electric
  Revenue, 5.500%, 07/01/12                                                           100,000           110,744
Energy Northwest Washington Electric
  Revenue, 5.500%, 07/01/15                                                           100,000           110,142
                                                                                                ---------------
                                                                                                        220,886
                                                                                                ---------------
TOTAL MUNICIPAL DEBT OBLIGATIONS (COST $3,040,615)                                                    2,947,231
                                                                                                ---------------

                                                                                 NUMBER OF
                                                                                  SHARES
                                                                              ---------------
PURCHASED SWAPTIONS (0.0%)
EURO Call Swaption, Strike Price 5.75,
  Expires 4/27/09                                                                     500,000            19,905
EURO Put Option, Strike: Price 93.25,
  Expires 3/14/05                                                                      90,000                 0
EURO Put Swaption, Strike Price 6.25,
  Expires 4/27/09                                                                     500,000            32,609
                                                                                                ---------------
TOTAL PURCHASED SWAPTIONS (COST $61,960)                                                                 52,514
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SHORT-TERM INVESTMENTS (56.0%)

COMMERCIAL PAPER (40.7%)
ABN Amro North America Financial, Inc.,
  1.090%, 07/29/04                                                            $     3,400,000   $     3,397,116
ANA (Delaware) Inc., 1.045%, 07/07/04                                               1,100,000         1,099,808
ANZ (Delaware) Inc., 1.035%, 07/08/04                                                 300,000           299,940
ANZ (Delaware) Inc., 1.050%, 07/06/04                                                 500,000           499,927
Barclays U.S. Funding LLC, 1.110%, 08/25/04                                         1,200,000         1,197,965
Barclays U.S. Funding LLC, 1.280%, 09/21/04                                           900,000           897,376
Barclays U.S. Funding LLC, 1.305%, 09/27/04                                         1,000,000           996,810
CBA (Delaware) Finance, Inc., 1.050%,
  07/02/04                                                                          1,100,000         1,099,968
CBA (Delaware) Finance, Inc., 1.070%,
  07/15/04                                                                            600,000           599,750
CDC Commercial Paper Corp., 1.085%,
  08/04/04                                                                          2,100,000         2,097,848
CDC Commercial Paper Corp., 1.100%,
  08/17/04                                                                            500,000           499,282
CDC Commercial Paper Corp., 1.270%,
  09/24/04                                                                          1,200,000         1,196,402
DnB Nor Bank ASA, 1.260%, 09/20/04                                                  1,400,000         1,396,031
DnB Nor Bank ASA, 1.265%, 09/03/04                                                    600,000           598,651
European Investment Bank, 1.050%,
  07/16/04                                                                          3,300,000         3,298,556
General Electric Capital Corp., 1.050%,
  07/07/04                                                                          1,400,000         1,399,755
Governor & Company of Bank of Scotland, The,
  1.285%, 09/03/04                                                                  3,500,000         3,492,004
HBOS Treasury Services, 1.040%, 07/08/04                                              100,000            99,980
HBOS Treasury Services, 1.055%, 07/16/04                                              500,000           499,780
HBOS Treasury Services, 1.095%, 08/02/04                                              100,000            99,903
HBOS Treasury Services, 1.190%, 08/20/04                                              500,000           499,174
HBOS Treasury Services, 1.580%, 10/21/04                                            1,400,000         1,393,118
KFW International Finance, Inc., 1.110%,
  08/20/04                                                                          1,600,000         1,597,533
Lloyds TSB Bank PLC, 1.185%, 07/21/04                                               1,100,000         1,099,276
National Australia Funding, 1.210%, 07/19/04                                        1,900,000         1,898,851
Nestle Capital Corp., 1.110%, 08/24/04                                              1,800,000         1,797,003
Nestle Capital Corp., 1.110%, 08/26/04                                              1,900,000         1,896,719
Royal Bank of Scotland Group PLC, 1.030%,
  07/06/04                                                                            100,000            99,986
Royal Bank of Scotland Group PLC, 1.135%,
  09/01/04                                                                          2,500,000         2,495,113
Shell Finance (UK) PLC, 1.035%, 07/02/04                                              800,000           799,977
Shell Finance (UK) PLC, 1.230%, 08/11/04                                            1,500,000         1,497,899
Statens Bostadsfin, 1.060%, 07/16/04                                                3,400,000         3,398,498
Svenska Handlesbanken, Eurodollar Term,
  1.065%, 07/14/04                                                                  1,300,000         1,299,500
Svenska Handlesbanken, Eurodollar Term,
  1.070%, 07/21/04                                                                  1,100,000         1,099,346
Svenska Handlesbanken, Eurodollar Term,
  1.090%, 08/03/04                                                            $       100,000   $        99,900
Swedbank, 1.145%, 09/01/04                                                            500,000           499,014
Swedbank, 1.285%, 09/21/04                                                          1,900,000         1,894,439
Toyota Motor Credit Corp., 1.330%, 09/07/04                                         1,700,000         1,695,729
Toyota Motor Credit Corp., 1.390%, 09/15/04                                           200,000           199,413
UBS Finance (Delaware) LLC, 1.060%, 07/01/04                                          100,000           100,000
UBS Finance (Delaware) LLC, 1.135%, 09/01/04                                          100,000            99,804
UBS Finance (Delaware) LLC, 1.195%, 07/21/04                                          700,000           699,535
UBS Finance (Delaware) LLC, 1.340%, 09/08/04                                        2,600,000         2,593,322
Westpac Capital Corp., 1.030%, 07/09/04                                               100,000            99,977
WestpacTrust Securities New Zealand Ltd.,
  1.120%, 08/17/04                                                                    600,000           599,123
                                                                                                ---------------
                                                                                                     54,219,101
                                                                                                ---------------
SECURITY LENDING COLLATERAL (3.8%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                              113,089           113,089
Bank of America, Bank Note, 1.500%, 07/21/04                                          113,089           113,089
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                    113,089           113,089
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                             56,544            56,544
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             15,814            15,814
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    282,722           282,722
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                            113,089           113,089
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                       169,633           169,633
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                             56,544            56,544
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              56,544            56,544
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             226,178           226,178
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     56,544            56,544
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    113,089           113,089
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    226,178           226,178
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    169,633           169,633
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             45,235            45,235
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             56,544            56,544
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            339,085           339,085
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              226,178           226,178

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Fortis Bank, Eurodollar Term, 1.090%,
  07/08/04                                                                    $       113,089   $       113,089
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    282,722           282,722
Merrill Lynch & Co., Triparty Corporate, 1.540%,
  07/01/04                                                                            570,533           570,533
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  15,363            15,363
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 169,633           169,633
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    508,899           508,899
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    158,324           158,324
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    146,716           146,716
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        169,633           169,633
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        113,089           113,089
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        226,178           226,178
                                                                                                ---------------
                                                                                                      5,023,000
                                                                                                ---------------
U.S. GOVERNMENT AGENCY DISCOUNT NOTES (11.5%)
FHLB, 1.170%, 07/16/04                                                                900,000           899,561
FHLMC, 1.560%, 10/20/04                                                               800,000           796,152
FNMA, 1.025%, 07/07/04                                                              3,500,000         3,499,402
FNMA, 1.040%, 07/07/04                                                              3,300,000         3,299,428
FNMA, 1.040%, 07/14/04                                                              1,900,000         1,899,287
FNMA, 1.045%, 07/14/04                                                              2,500,000         2,499,057
FNMA, 1.060%, 07/21/04                                                              1,200,000         1,199,293
FNMA, 1.225%, 09/01/04                                                                200,000           199,578
U.S. Treasury Bill, 1.135%, 09/02/04                                                1,110,000         1,107,795
                                                                                                ---------------
                                                                                                     15,399,553
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $74,641,654)                                                      74,641,654
                                                                                                ---------------

TOTAL INVESTMENTS AT MARKET VALUE (112.6%)
  (COST $150,268,074)                                                                           $   150,015,997
OTHER ASSETS IN EXCESS OF LIABILITIES ( -12.6%)                                                     (16,811,033)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   133,204,964
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $150,325,619. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $       352,906
Unrealized losses                                                                                      (662,528)
                                                                                                ---------------
  Net unrealized (loss)                                                                         $      (309,622)
                                                                                                ===============

FHLB Federal Home Loan Bank

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Corporation

GNMA Government National Mortgage Association

Category percentages are based on net assets.

See Notes to Financial Statements.

ING SALOMON BROTHERS AGGRESSIVE GROWTH PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (93.1%)

BIOTECHNOLOGY (4.3%)
Chiron Corp.*                                                                         629,000   $    28,078,560
Genentech, Inc.*                                                                       47,800         2,686,360
                                                                                                ---------------
                                                                                                     30,764,920
                                                                                                ---------------
BUSINESS MACHINES (1.0%)
Maxtor Corp.*                                                                         772,300         5,120,349
Quantum Corp.*                                                                        552,600         1,713,060
                                                                                                ---------------
                                                                                                      6,833,409
                                                                                                ---------------
COMMUNICATIONS (2.6%)
L-3 Communications Holdings, Inc.                                                     272,700        18,216,360
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (1.4%)
Autodesk, Inc.                                                                        100,000         4,281,000
Microsoft Corp.                                                                       181,200         5,175,072
Verity, Inc.*                                                                          58,400           788,984
                                                                                                ---------------
                                                                                                     10,245,056
                                                                                                ---------------
COMPUTERS & INFORMATION (0.0%)
Seagate Technology, Inc. Escrow*                                                       83,100                 0
                                                                                                ---------------
CONGLOMERATES (4.1%)
Tyco International Ltd.                                                               885,695        29,351,932
                                                                                                ---------------
ELECTRONICS (7.4%)
Cabot Microelectronics Corp.*                                                          97,900         2,996,719
Cirrus Logic, Inc.*                                                                   334,300         2,009,143
Cree, Inc.*                                                                           124,900         2,907,672
Drexler Technology Corp.*                                                              31,500           419,895
DSP Group, Inc.*                                                                       85,400         2,326,296
Intel Corp.                                                                           404,700        11,169,720
Micron Technology, Inc.*                                                            1,172,000        17,943,320
RF Micro Devices, Inc.*                                                               474,400         3,558,000
SanDisk Corp.*                                                                        229,800         4,984,362
Teradyne, Inc.*                                                                       214,000         4,857,800
                                                                                                ---------------
                                                                                                     53,172,927
                                                                                                ---------------
ENTERTAINMENT & LEISURE (1.4%)
Walt Disney Co.                                                                       350,000         8,921,500
World Wrestling Entertainment, Inc.                                                    98,800         1,259,700
                                                                                                ---------------
                                                                                                     10,181,200
                                                                                                ---------------
FINANCIAL SERVICES (9.6%)
CIT Group, Inc.                                                                        80,600         3,086,174
Goldman Sachs Group, Inc. (The)                                                         2,696           253,855
Greenhill & Co., Inc.*                                                                  6,300           131,733
Lehman Brothers Holdings, Inc.                                                        564,104        42,448,826
Merrill Lynch & Co.                                                                   420,360        22,691,033
National Financial Partners Corp.                                                       2,325            82,003
                                                                                                ---------------
                                                                                                     68,693,624
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (4.9%)
UnitedHealth Group, Inc.                                                              567,000   $    35,295,750
                                                                                                ---------------
HEAVY MACHINERY (0.8%)
Pall Corp.                                                                            220,000         5,761,800
                                                                                                ---------------
MANUFACTURING (1.2%)
Grant Prideco, Inc.*                                                                  458,300         8,460,218
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (13.7%)
Cablevision Systems Corp., New York Group,
  Class A*                                                                            850,400        16,710,360
Comcast Corp., Class A*                                                               125,300         3,512,159
Comcast Corp., Special Class A*                                                       979,900        27,055,039
Liberty Media Corp., Class A                                                        1,575,000        14,159,250
Liberty Media International, Inc., Class A                                             78,750         2,921,625
Time Warner, Inc.*                                                                  1,286,930        22,624,230
Viacom, Inc., Class B                                                                 310,511        11,091,453
                                                                                                ---------------
                                                                                                     98,074,116
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (0.7%)
Biosite, Inc.*                                                                         86,700         3,894,564
Bioveris Corp.*                                                                        20,900           173,888
CancerVax Corp.*                                                                      102,900           783,069
Cytyc Corp.*                                                                            7,870           199,662
                                                                                                ---------------
                                                                                                      5,051,183
                                                                                                ---------------
OIL & GAS (8.4%)
Anadarko Petroleum Corp.                                                              610,000        35,746,000
Weatherford International, Ltd.*                                                      540,000        24,289,200
                                                                                                ---------------
                                                                                                     60,035,200
                                                                                                ---------------
PHARMACEUTICALS (26.2%)
Alkermes, Inc.*                                                                       139,300         1,894,480
Amgen, Inc.*                                                                          513,090        27,999,321
Biogen Idec, Inc.*                                                                    580,300        36,703,975
Forest Laboratories, Inc.*                                                            537,944        30,463,769
Genzyme Corp.*                                                                        542,170        25,660,906
ImClone Systems, Inc.*                                                                298,700        25,625,473
Isis Pharmaceuticals, Inc.*                                                            94,400           541,856
Johnson & Johnson                                                                     193,700        10,789,090
King Pharmaceuticals, Inc.*                                                           435,000         4,980,750
Millennium Pharmaceuticals, Inc.*                                                     562,700         7,765,260
Nabi Biopharmaceuticals*                                                               79,100         1,124,802
Pfizer, Inc.                                                                           69,150         2,370,462
Teva Pharmaceutical Industries Ltd. ADR
  (Israel)                                                                             35,966         2,420,152
Valeant Pharmaceuticals International                                                 323,500         6,470,000
Vertex Pharmaceuticals, Inc.*                                                         200,700         2,175,588
                                                                                                ---------------
                                                                                                    186,985,884
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
RETAILERS (0.1%)
Charming Shoppes, Inc.*                                                                50,000   $       446,500
                                                                                                ---------------
TELECOMMUNICATIONS (5.3%)
AT&T Corp.                                                                             71,900         1,051,897
AT&T Wireless Services, Inc.*                                                       1,104,200        15,812,144
C-COR.net Corp.*                                                                      269,600         2,774,184
Motorola, Inc.                                                                        744,000        13,578,000
Nokia Oyj ADR (Finland)                                                               318,800         4,635,352
                                                                                                ---------------
                                                                                                     37,851,577
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $509,414,782)                                                             665,421,656
                                                                                                ---------------
REGISTERED INVESTMENT COMPANIES (2.1%)

EXCHANGE TRADED FUNDS (2.1%)
Nasdaq - 100 Index Tracking Stock                                                     386,400        14,598,192
                                                                                                ---------------
TOTAL REGISTERED INVESTMENT COMPANIES
  (COST $9,907,025)                                                                                  14,598,192
                                                                                                ---------------

                                                                                 PRINCIPAL           MARKET
                                                                                   AMOUNT             VALUE
                                                                              ---------------   ---------------
SHORT-TERM INVESTMENTS (14.8%)

SECURITY LENDING COLLATERAL (14.8%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $     2,381,012         2,381,012
Bank of America, Bank Note, 1.500%, 07/21/04                                        2,381,012         2,381,012
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                  2,381,012         2,381,012
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                          1,190,506         1,190,506
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                            332,949           332,949
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                  5,952,531         5,952,531
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                          2,381,012         2,381,012
BGI Prime Money Market Fund, Money Market
  Fund, 1.284%, 07/01/04                                                            3,571,518         3,571,518
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                          1,190,506         1,190,506
Caylon, Eurodollar Term, 1.170%, 08/04/04                                           1,190,506         1,190,506
Caylon, Eurodollar Term, 1.340%, 08/24/04                                           4,762,024         4,762,025
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                  1,190,506         1,190,506
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                  2,381,012         2,381,012
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                  4,762,024         4,762,025
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                  3,571,518         3,571,518
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            952,405           952,405
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                    $     1,190,506   $     1,190,506
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                          7,139,227         7,139,227
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                            4,762,024         4,762,025
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                      2,381,012         2,381,012
Goldman Sachs Group, Inc., Triparty
  Corporate, 1.540%, 07/01/04                                                       5,952,531         5,952,531
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                 12,012,207        12,012,207
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                 323,459           323,459
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                               3,571,518         3,571,518
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                 10,714,555        10,714,555
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                  3,333,417         3,333,417
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                  3,089,021         3,089,022
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                      3,571,518         3,571,518
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                      2,381,012         2,381,012
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                      4,762,024         4,762,024
                                                                                                ---------------
                                                                                                    105,756,088
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $105,756,088)                                                    105,756,088
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (110.0%)
  (COST $625,077,895)                                                                           $   785,775,936

OTHER ASSETS IN EXCESS OF LIABILITIES ( -10.0%)                                                     (71,356,713)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   714,419,223
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $627,548,145. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $   171,439,565
Unrealized losses                                                                                   (13,211,774)
                                                                                                ---------------
  Net unrealized gain                                                                           $   158,227,791
                                                                                                ===============

* Non-income producing security.

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

ING SALOMON BROTHERS FUNDAMENTAL VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (94.8%)

AEROSPACE & DEFENSE (2.5%)
Boeing Co. (The)                                                                       12,200   $       623,298
Raytheon Co.                                                                           31,200         1,116,024
                                                                                                ---------------
                                                                                                      1,739,322
                                                                                                ---------------
AIRLINES (1.4%)
AMR Corp.*                                                                             11,600           140,476
Continental Airlines, Class B*                                                         12,900           146,673
Delta Air Lines, Inc.*                                                                 20,600           146,672
Frontier Airlines, Inc.*                                                               11,300           122,944
Northwest Airlines Corp.*                                                              12,700           141,224
Southwest Airlines Co.                                                                 16,800           281,736
                                                                                                ---------------
                                                                                                        979,725
                                                                                                ---------------
AUTOMOTIVE (0.9%)
Delphi Corp.                                                                           36,000           384,480
Fleetwood Enterprises, Inc.*                                                           14,500           210,975
                                                                                                ---------------
                                                                                                        595,455
                                                                                                ---------------
BANKING (3.4%)
Bank of New York Co., Inc.                                                             14,800           436,304
Bank One Corp.                                                                         10,800           550,800
J.P. Morgan Chase & Co.                                                                18,500           717,245
State Street Corp.                                                                     12,100           593,384
                                                                                                ---------------
                                                                                                      2,297,733
                                                                                                ---------------
BIOTECHNOLOGY (0.3%)
XOMA Ltd.*                                                                             46,000           206,080
                                                                                                ---------------
BUSINESS SERVICES (4.9%)
Ikon Office Solutions, Inc.                                                            50,000           573,500
Sabre Holdings Corp.                                                                   23,000           637,330
Smurfit-Stone Container Corp.                                                          38,300           764,085
SunGard Data Systems, Inc.*                                                            23,400           608,400
Unisys Corp.*                                                                          57,000           791,160
                                                                                                ---------------
                                                                                                      3,374,475
                                                                                                ---------------
CAPITAL EQUIPMENT (0.8%)
Honeywell International, Inc.                                                          15,100           553,113
                                                                                                ---------------
CHEMICALS (2.4%)
Cabot Corp.                                                                            14,600           594,220
Crompton Corp.                                                                         45,700           287,910
Dow Chemical Co.                                                                       19,200           781,440
                                                                                                ---------------
                                                                                                      1,663,570
                                                                                                ---------------
COMMERCIAL SERVICES (0.4%)
Fluor Corp.                                                                             5,300           252,651
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (3.3%)
Actuate Corp.*                                                                          4,500   $        17,775
Micromuse, Inc.*                                                                       85,200           569,988
Microsoft Corp.                                                                        35,400         1,011,024
RealNetworks, Inc.*                                                                    98,000           670,320
                                                                                                ---------------
                                                                                                      2,269,107
                                                                                                ---------------
COMPUTERS & INFORMATION (0.6%)
3Com Corp.*                                                                            66,300           414,375
                                                                                                ---------------
ELECTRIC UTILITIES (0.1%)
Calpine Corp.*                                                                         18,300            79,056
                                                                                                ---------------
ELECTRONIC COMPONENTS (1.2%)
Sony Corp. (Japan)                                                                      3,800           143,133
Texas Instruments, Inc.                                                                27,200           657,696
                                                                                                ---------------
                                                                                                        800,829
                                                                                                ---------------
ELECTRONICS (5.9%)
Agilent Technologies, Inc.*                                                            35,400         1,036,512
Intel Corp.                                                                            31,000           855,600
Lattice Semiconductor Corp.*                                                           14,400           100,944
Solectron Corp.*                                                                      196,600         1,272,002
Taiwan Semiconductor Manufacturing Co., Ltd.
  ADR (Taiwan)                                                                         97,024           806,268
                                                                                                ---------------
                                                                                                      4,071,326
                                                                                                ---------------
ENTERTAINMENT & LEISURE (3.0%)
Hasbro, Inc.                                                                           42,900           815,100
Metro-Goldwyn-Mayer, Inc.                                                              33,107           400,595
Walt Disney Co.                                                                        33,500           853,915
                                                                                                ---------------
                                                                                                      2,069,610
                                                                                                ---------------
FINANCIAL SERVICES (4.2%)
American Express Co.                                                                   17,700           909,426
Merrill Lynch & Co., Inc.                                                              13,800           744,924
Mitsubishi Tokyo Financial Group, Inc. (Japan)                                             91           842,322
Morgan Stanley                                                                          7,200           379,944
                                                                                                ---------------
                                                                                                      2,876,616
                                                                                                ---------------
FOOD RETAILERS (1.1%)
Safeway, Inc.*                                                                         30,700           777,938
                                                                                                ---------------
FOREST PRODUCTS & PAPER (2.7%)
Georgia-Pacific Corp.                                                                  26,100           965,178
Weyerhauser Co.                                                                        13,400           845,808
                                                                                                ---------------
                                                                                                      1,810,986
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (0.5%)
Enzo Biochem, Inc.*                                                                    24,100           361,500
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
HEAVY MACHINERY (1.8%)
Caterpillar, Inc.                                                                       8,400   $       667,296
Chicago Bridge & Iron Co. N.V., NY Shares
  (Netherlands)                                                                         6,700           186,595
Deere & Co.                                                                             5,500           385,770
                                                                                                ---------------
                                                                                                      1,239,661
                                                                                                ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (1.1%)
Home Depot, Inc.                                                                       20,700           728,640
                                                                                                ---------------
INSURANCE (10.1%)
Ambac Financial Group, Inc.                                                            10,800           793,152
American International Group, Inc.                                                     13,200           940,896
Assured Guaranty Ltd. (Bermuda)*                                                        9,300           157,635
Chubb Corp.                                                                            11,200           763,616
CNA Surety Corp.*                                                                      31,100           340,545
Hartford Financial Services Group, Inc. (The)                                           8,900           611,786
Marsh & McLennan Cos., Inc.                                                            13,000           589,940
MBIA, Inc.                                                                              8,500           485,520
MGIC Investment Corp.                                                                  11,700           887,562
PMI Group, Inc. (The)                                                                   3,900           169,728
Radian Group, Inc.                                                                     19,200           919,680
Scottish Re Group Ltd. (Cayman Islands)                                                10,000           232,500
                                                                                                ---------------
                                                                                                      6,892,560
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (6.2%)
Comcast Corp., Special Class A*                                                        34,700           958,067
Liberty Media Corp., Class A                                                           84,300           757,857
Liberty Media International, Inc., Class A                                              4,215           156,376
News Corp. Ltd. ADR (Australia)                                                        20,600           729,652
Time Warner, Inc.*                                                                     57,800         1,016,124
Viacom, Inc., Class B                                                                  17,500           625,100
                                                                                                ---------------
                                                                                                      4,243,176
                                                                                                ---------------
METALS (0.8%)
RTI International Metals, Inc.*                                                        17,600           280,720
Shaw Group, Inc.*                                                                      19,700           199,561
WGI Heavy Minerals, Inc. (Canada)*                                                      4,900            29,965
                                                                                                ---------------
                                                                                                        510,246
                                                                                                ---------------
METALS AND MINING (5.3%)
Alcoa, Inc.                                                                            28,100           928,143
Allegheny Technologies, Inc.                                                           42,300           763,515
Engelhard Corp.                                                                        16,600           536,346
Newmont Mining Corp.                                                                   21,900           848,844
United States Steel Corp.                                                              15,700           551,384
                                                                                                ---------------
                                                                                                      3,628,232
                                                                                                ---------------
OIL & GAS (6.6%)
Anadarko Petroleum Corp.                                                               12,200           714,920
ChevronTexaco Corp.                                                                     9,100           856,401
GlobalSantaFe Corp.                                                                    14,900   $       394,850
Halliburton Co.                                                                        24,200           732,292
Murphy Oil Corp.                                                                        9,500           700,150
Schlumberger Ltd.                                                                       7,900           501,729
Williams Companies, Inc. (The)                                                         54,300           646,170
                                                                                                ---------------
                                                                                                      4,546,512
                                                                                                ---------------
PHARMACEUTICALS (12.3%)
Abbott Laboratories                                                                    25,900         1,055,684
Amgen, Inc.*                                                                            5,800           316,506
Aphton Corp.*                                                                          50,600           202,400
Genelabs Technologies, Inc.*                                                           31,500            72,765
GlaxoSmithKline PLC ADR (United Kingdom)                                               19,000           787,740
Johnson & Johnson                                                                      21,600         1,203,120
McKesson Corp.                                                                         23,500           806,755
Merck & Co., Inc.                                                                      22,500         1,068,750
Novartis AG ADR (Switzerland)                                                          19,200           854,400
Pfizer, Inc.                                                                           37,100         1,271,788
Wyeth                                                                                  22,500           813,600
                                                                                                ---------------
                                                                                                      8,453,508
                                                                                                ---------------
POLLUTION CONTROL (1.4%)
Waste Management, Inc.                                                                 30,000           919,500
                                                                                                ---------------
RESTAURANTS (0.0%)
FHC Delaware, Inc.+                                                                     5,486            26,059
                                                                                                ---------------
RETAILERS (1.3%)
Costco Wholesale Corp.                                                                 18,600           763,902
InterActiveCorp*                                                                        4,300           129,602
                                                                                                ---------------
                                                                                                        893,504
                                                                                                ---------------
TELECOMMUNICATIONS (7.8%)
Lucent Technologies, Inc.*                                                            250,000           945,000
Motorola, Inc.                                                                         73,700         1,345,025
Nippon Telegraph & Telephone Corp. ADR
  (Japan)                                                                              30,400           815,936
Nokia Oyj ADR (Finland)                                                                59,100           859,314
SBC Communications, Inc.                                                               24,200           586,850
Socket Communications, Inc.*                                                            1,600             4,576
Vodafone Group PLC ADR (United Kingdom)                                                35,500           784,550
                                                                                                ---------------
                                                                                                      5,341,251
                                                                                                ---------------
TEXTILES, CLOTHING & FABRICS (0.5%)
Tommy Hilfiger Corp.*                                                                  24,500           370,930
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $53,189,562)                                                               64,987,246
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
PREFERRED STOCKS (1.3%)

MEDIA--BROADCASTING & PUBLISHING (1.3%)
News Corp. Ltd. ADR (Australia)                                                        27,600   $       907,488
                                                                                                ---------------
TOTAL PREFERRED STOCKS (COST $588,264)                                                                  907,488
                                                                                                ---------------

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SHORT-TERM INVESTMENTS (13.9%)

SECURITY LENDING COLLATERAL (13.9%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       214,141           214,141
Bank of America, Bank Note, 1.500%, 07/21/04                                          214,141           214,141
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                            214,141           214,141
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                            107,070           107,070
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             29,944            29,945
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    535,352           535,352
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                            214,141           214,141
BGI Prime Money Market Fund, Money Market
  Fund, 1.284%, 07/01/04                                                              321,211           321,211
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                            107,070           107,070
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             107,070           107,070
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             428,282           428,282
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    107,070           107,070
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    214,141           214,141
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    428,282           428,282
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    321,211           321,211
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             85,656            85,656
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                            107,070           107,070
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            642,080           642,080
Federal Home Loan Bank, Agency Discount Note,
  0.990%, 07/01/04                                                                    428,282           428,282
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                        214,141           214,141
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    535,352           535,352
Merrill Lynch & Co., Triparty Corporate, 1.540%,
  07/01/04                                                                          1,080,341         1,080,341
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  29,091            29,091
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                         $       321,211   $       321,211
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    963,634           963,634
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    299,797           299,797
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    277,817           277,817
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        321,211           321,211
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        214,141           214,141
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        428,282           428,282
                                                                                                ---------------
                                                                                                      9,511,374
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $9,511,374)                                                        9,511,374
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (110.0%)
  (COST $63,289,200)                                                                            $    75,406,108
OTHER ASSETS IN EXCESS OF LIABILITIES ( -10.0%)                                                      (6,884,573)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    68,521,535
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $63,520,838. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    13,116,834
Unrealized losses                                                                                    (1,231,564)
                                                                                                ---------------
  Net unrealized gain                                                                           $    11,885,270
                                                                                                ===============

* Non-income producing security.

+ Fair valued by the Board of Directors.

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING SALOMON BROTHERS INVESTORS VALUE PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (96.9%)

AEROSPACE & DEFENSE (3.9%)
Boeing Co. (The)                                                                       22,200   $     1,134,198
Lockheed Martin Corp.                                                                  21,100         1,098,888
United Technologies, Inc.                                                               7,700           704,396
                                                                                                ---------------
                                                                                                      2,937,482
                                                                                                ---------------
BANKING (7.4%)
Bank of America Corp.                                                                  21,449         1,815,014
Bank of New York Co., Inc.                                                             24,300           716,364
J.P. Morgan Chase & Co.                                                                19,900           771,523
Wachovia Corp.                                                                         21,200           943,400
Washington Mutual, Inc.                                                                17,900           691,656
Wells Fargo & Co.                                                                      12,400           709,652
                                                                                                ---------------
                                                                                                      5,647,609
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (2.5%)
Altria Group, Inc.                                                                     37,200         1,861,860
                                                                                                ---------------
BUSINESS MACHINES (2.7%)
Hewlett-Packard Co.                                                                    66,200         1,396,820
International Business Machines Corp.                                                   7,400           652,310
                                                                                                ---------------
                                                                                                      2,049,130
                                                                                                ---------------
CAPITAL EQUIPMENT (1.7%)
Honeywell International, Inc.                                                          36,000         1,318,680
                                                                                                ---------------
CHEMICALS (1.7%)
Avery Dennison Corp.                                                                   12,900           825,729
Dow Chemical Co.                                                                       11,100           451,770
                                                                                                ---------------
                                                                                                      1,277,499
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (3.4%)
Microsoft Corp.                                                                        50,800         1,450,848
Novell, Inc.*                                                                          36,300           304,557
Sun Microsystems, Inc.*                                                               192,800           836,752
                                                                                                ---------------
                                                                                                      2,592,157
                                                                                                ---------------
COMPUTERS & INFORMATION (0.3%)
3Com Corp.*                                                                            42,400           265,000
                                                                                                ---------------
CONSUMER GOODS AND SERVICES (1.0%)
Newell Rubbermaid, Inc.                                                                32,100           754,350
                                                                                                ---------------
ELECTRIC UTILITIES (4.3%)
Ameren Corp.                                                                           17,900           768,984
FirstEnergy Corp.                                                                      25,600           957,696
NiSource, Inc.                                                                         45,400           936,148
PG&E Corp.*                                                                            21,300           595,122
                                                                                                ---------------
                                                                                                      3,257,950
                                                                                                ---------------
ELECTRONICS (2.3%)
Celestica, Inc. (Canada)*                                                              33,800   $       674,310
Solectron Corp.*                                                                      162,200         1,049,434
                                                                                                ---------------
                                                                                                      1,723,744
                                                                                                ---------------
ENTERTAINMENT (1.0%)
Mattel, Inc.                                                                           40,200           733,650
                                                                                                ---------------
FINANCIAL SERVICES (9.3%)
American Express Co.                                                                   19,300           991,634
Capital One Financial Corp.                                                            11,800           806,884
Goldman Sachs Group, Inc. (The)                                                         8,500           800,360
MBNA Corp.                                                                             37,600           969,704
Merrill Lynch & Co., Inc.                                                              19,600         1,058,008
Morgan Stanley                                                                         14,500           765,165
U.S. Bancorp                                                                           36,500         1,005,940
Waddell & Reed Financial, Inc., Class A                                                30,200           667,722
                                                                                                ---------------
                                                                                                      7,065,417
                                                                                                ---------------
FOOD RETAILERS (3.1%)
Kroger Co. (The)*                                                                      82,000         1,492,400
Safeway, Inc.*                                                                         33,500           848,890
                                                                                                ---------------
                                                                                                      2,341,290
                                                                                                ---------------
FOREST PRODUCTS & PAPER (3.2%)
International Paper Co.                                                                25,700         1,148,790
Kimberly-Clark Corp.                                                                   18,900         1,245,132
                                                                                                ---------------
                                                                                                      2,393,922
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (1.0%)
HCA, Inc.                                                                              17,900           744,461
                                                                                                ---------------
INSURANCE (4.5%)
American International Group, Inc.                                                     18,500         1,318,680
Loews Corp.                                                                            12,800           767,488
St. Paul Travelers Companies, Inc. (The)                                               18,100           733,774
XL Capital Ltd. (Bermuda)                                                               7,700           581,042
                                                                                                ---------------
                                                                                                      3,400,984
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (5.5%)
Comcast Corp., Class A*                                                                20,218           566,711
Comcast Corp., Special Class A*                                                        20,000           552,200
Liberty Media Corp., Class A                                                           96,400           866,636
Liberty Media International, Inc., Class A                                              4,820           178,822
Time Warner, Inc.*                                                                     60,200         1,058,316
Viacom, Inc., Class B                                                                  26,700           953,724
                                                                                                ---------------
                                                                                                      4,176,409
                                                                                                ---------------
METALS AND MINING (1.6%)
Alcoa, Inc.                                                                            36,000         1,189,080
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
OIL & GAS (10.5%)
BP PLC (United Kingdom)                                                                25,600   $     1,371,392
ChevronTexaco Corp.                                                                    11,900         1,119,909
El Paso Corp.                                                                          87,800           691,864
ENSCO International, Inc.                                                              35,500         1,033,050
GlobalSantaFe Corp.                                                                    19,700           522,050
Nabors Industries Ltd.*                                                                13,000           587,860
Royal Dutch Petroleum Co. N.V., NY Shares
  (Netherlands)                                                                        20,200         1,043,734
Total SA ADR (France)                                                                  16,300         1,566,104
                                                                                                ---------------
                                                                                                      7,935,963
                                                                                                ---------------
PHARMACEUTICALS (8.7%)
GlaxoSmithKline PLC ADR (United Kingdom)                                               23,400           970,164
Johnson & Johnson                                                                      13,500           751,950
Merck & Co., Inc.                                                                      21,900         1,040,250
Pfizer, Inc.                                                                           56,800         1,947,104
Schering-Plough Corp.                                                                  46,300           855,624
Wyeth                                                                                  29,500         1,066,720
                                                                                                ---------------
                                                                                                      6,631,812
                                                                                                ---------------
POLLUTION CONTROL (0.9%)
Waste Management, Inc.                                                                 22,700           695,755
                                                                                                ---------------
REAL ESTATE (2.2%)
Equity Office Properties Trust (REIT)                                                  33,400           908,480
Equity Residential Properties Trust (REIT)                                             26,000           772,980
                                                                                                ---------------
                                                                                                      1,681,460
                                                                                                ---------------
RESTAURANTS AND LODGING (1.6%)
McDonald's Corp.                                                                       46,400         1,206,400
                                                                                                ---------------
RETAILERS (1.4%)
Target Corp.                                                                           25,500         1,082,985
                                                                                                ---------------
TELECOMMUNICATIONS (11.2%)
AT&T Corp.                                                                             34,700           507,661
AT&T Wireless Services, Inc.*                                                          85,400         1,222,928
Comverse Technology, Inc.*                                                             27,000           538,380
Lucent Technologies, Inc.*                                                            110,400           417,312
MCI, Inc.*                                                                             38,100           539,115
Nextel Communications, Inc., Class A*                                                  16,000           426,560
Nokia Oyj ADR (Finland)                                                                70,400         1,023,616
Nortel Networks Corp. (Canada)*                                                       322,000         1,606,780
SBC Communications, Inc.                                                               45,400         1,100,950
Verizon Communications, Inc.                                                           30,100         1,089,319
                                                                                                ---------------
                                                                                                      8,472,621
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $64,967,692)                                                               73,437,670
                                                                                                ---------------
PREFERRED STOCKS (1.3%)

MEDIA--BROADCASTING & PUBLISHING (1.3%)
News Corp. Ltd. ADR (Australia)                                                        29,600   $       973,248
                                                                                                ---------------
TOTAL PREFERRED STOCKS (COST $786,584)                                                                  973,248
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (9.5%)

SECURITY LENDING COLLATERAL (9.5%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       161,710           161,710
Bank of America, Bank Note, 1.500%,
  07/21/04                                                                            161,710           161,710
Bank of America, Eurodollar Overnight,
  1.100%, 07/07/04                                                                    161,710           161,710
Bank of America, Eurodollar Term, 1.080%
  07/19/04                                                                             80,855            80,855
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             22,613            22,613
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    404,275           404,276
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                            161,710           161,710
BGI Prime Money Market Fund, Money Market
  Fund, 1.284%, 07/01/04                                                              242,565           242,565
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                             80,855            80,855
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              80,855            80,855
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             323,420           323,421
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     80,855            80,855
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    161,710           161,710
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    323,420           323,421
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    242,565           242,565
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                             64,684            64,684
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             80,855            80,855
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            484,872           484,872
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              323,420           323,420
Fortis Bank, Eurodollar Term, 1.090%,
  07/08/04                                                                            161,710           161,710
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    404,275           404,276
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                    815,828           815,828

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                         $        21,968   $        21,968
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 242,565           242,565
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    727,696           727,696
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    226,394           226,394
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    209,796           209,796
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        242,565           242,565
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        161,710           161,710
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        323,420           323,420
                                                                                                ---------------
                                                                                                      7,182,590
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $7,182,590)                                                        7,182,590
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (107.7%)
  (COST $72,936,866)                                                                            $    81,593,508
OTHER ASSETS IN EXCESS OF LIABILITIES ( -7.7%)                                                       (5,856,524)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    75,736,984
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $73,013,713. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    10,835,326
Unrealized losses                                                                                    (2,255,531)
                                                                                                ---------------
  Net unrealized gain                                                                           $     8,579,795
                                                                                                ===============

* Non-income producing security.

ADR American Depository Receipt

REIT Real Estate Investment Trust

Category percentages are based on net assets.

See Notes to Financial Statements.

ING T. ROWE PRICE GROWTH EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (96.8%)

AIR FREIGHT & LOGISTICS (1.0%)
United Parcel Service, Inc., Class B                                                  122,800   $     9,230,876
                                                                                                ---------------
AUTOMOBILES (0.8%)
Harley-Davidson, Inc.                                                                 113,700         7,042,578
                                                                                                ---------------
BEVERAGES (1.4%)
Coca-Cola Co.                                                                         183,900         9,283,272
PepsiCo, Inc.                                                                          65,500         3,529,140
                                                                                                ---------------
                                                                                                     12,812,412
                                                                                                ---------------
BIOTECHNOLOGY (2.1%)
Amgen, Inc.*                                                                          186,400        10,171,848
Genentech, Inc.*                                                                       42,000         2,360,400
Gilead Sciences, Inc.*                                                                 94,400         6,324,800
                                                                                                ---------------
                                                                                                     18,857,048
                                                                                                ---------------
CAPITAL MARKETS (6.6%)
Ameritrade Holding Corp., Class A*                                                    235,600         2,674,060
Charles Schwab Corp.                                                                  250,300         2,405,383
Credit Suisse Group (Switzerland)*                                                    191,400         6,797,797
Goldman Sachs Group, Inc. (The)                                                        49,100         4,623,256
Mellon Financial Corp.                                                                231,800         6,798,694
Merrill Lynch & Co., Inc.                                                             175,300         9,462,694
Northern Trust Corp.                                                                  142,800         6,037,584
State Street Corp.                                                                    271,100        13,294,744
UBS AG (Switzerland)                                                                  100,800         7,099,725
                                                                                                ---------------
                                                                                                     59,193,937
                                                                                                ---------------
COMMERCIAL BANKS (0.9%)
U.S. Bancorp                                                                          285,500         7,868,380
                                                                                                ---------------
COMMERCIAL SERVICES & SUPPLIES (2.3%)
Apollo Group, Inc., Class A*                                                          109,850         9,698,656
Cendant Corp.                                                                         437,900        10,719,792
                                                                                                ---------------
                                                                                                     20,418,448
                                                                                                ---------------
COMMUNICATIONS EQUIPMENT (3.5%)
Cisco Systems, Inc.*                                                                  530,200        12,565,740
Corning, Inc.*                                                                        398,000         5,197,880
Juniper Networks, Inc.*                                                               177,000         4,348,890
QLogic Corp.*                                                                         102,700         2,730,793
QUALCOMM, Inc.                                                                         41,800         3,050,564
Research in Motion Ltd. (Canada)*                                                      52,900         3,620,476
                                                                                                ---------------
                                                                                                     31,514,343
                                                                                                ---------------
COMPUTERS & PERIPHERALS (1.7%)
Dell, Inc.*                                                                           422,000        15,116,040
                                                                                                ---------------
CONSUMER FINANCE (2.6%)
American Express Co.                                                                  230,000   $    11,817,400
MBNA Corp.                                                                             91,900         2,370,101
SLM Corp.                                                                             215,700         8,725,065
                                                                                                ---------------
                                                                                                     22,912,566
                                                                                                ---------------
DIVERSIFIED FINANCIAL SERVICES (3.5%)
Citigroup, Inc.                                                                       676,510        31,457,715
                                                                                                ---------------
ENERGY EQUIPMENT & SERVICES (2.2%)
Baker Hughes, Inc.                                                                    291,000        10,956,150
Schlumberger Ltd.                                                                     130,600         8,294,406
                                                                                                ---------------
                                                                                                     19,250,556
                                                                                                ---------------
FOOD & STAPLES RETAILING (3.1%)
SYSCO Corp.                                                                           142,500         5,111,475
Walgreen Co.                                                                          198,200         7,176,822
Wal-Mart de Mexico SA de CV, Series V
  (Mexico)                                                                            333,300           988,369
Wal-Mart de Mexico SA de CV, Series V ADR
  (Mexico)                                                                             92,600         2,745,960
Wal-Mart Stores, Inc.                                                                 212,200        11,195,672
                                                                                                ---------------
                                                                                                     27,218,298
                                                                                                ---------------
HEALTH CARE EQUIPMENT & SUPPLIES (2.1%)
Biomet, Inc.                                                                           99,800         4,435,112
Boston Scientific Corp.*                                                               87,500         3,745,000
Guidant Corp.                                                                          71,700         4,006,596
Medtronic, Inc.                                                                       140,700         6,854,904
                                                                                                ---------------
                                                                                                     19,041,612
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (4.2%)
Cardinal Health, Inc.                                                                  42,400         2,970,120
UnitedHealth Group, Inc.                                                              336,600        20,953,350
WellPoint Health Networks, Inc.*                                                      121,700        13,631,617
                                                                                                ---------------
                                                                                                     37,555,087
                                                                                                ---------------
HOTELS, RESTAURANTS & LEISURE (3.9%)
Carnival Corp. (Panama)                                                               205,000         9,635,000
Compass Group PLC (United Kingdom)                                                  1,040,000         6,347,400
International Game Technology                                                         316,900        12,232,340
MGM Mirage, Inc.*                                                                      47,300         2,220,262
Starbucks Corp.*                                                                       99,100         4,308,868
                                                                                                ---------------
                                                                                                     34,743,870
                                                                                                ---------------
INDUSTRIAL CONGLOMERATES (3.9%)
General Electric Co.                                                                  671,000        21,740,400
Tyco International Ltd.                                                               388,700        12,881,518
                                                                                                ---------------
                                                                                                     34,621,918
                                                                                                ---------------

                                              See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
INSURANCE (4.2%)
ACE Ltd. (Bermuda)                                                                    141,900   $     5,999,532
American International Group, Inc.                                                    265,600        18,931,968
Hartford Financial Services Group, Inc. (The)                                         106,900         7,348,306
St. Paul Travelers Companies, Inc. (The)                                              120,075         4,867,840
                                                                                                ---------------
                                                                                                     37,147,646
                                                                                                ---------------
INTERNET & CATALOG RETAIL (1.0%)
eBay, Inc.*                                                                            98,500         9,057,075
                                                                                                ---------------
INTERNET SOFTWARE & SERVICES (2.2%)
InterActiveCorp*                                                                      283,100         8,532,634
Yahoo! Inc.*                                                                          314,900        11,440,317
                                                                                                ---------------
                                                                                                     19,972,951
                                                                                                ---------------
IT SERVICES (4.6%)
Accenture Ltd., Class A (Bermuda)*                                                    393,200        10,805,136
Affiliated Computer Services, Inc., Class A*                                          206,500        10,932,110
First Data Corp.                                                                      159,700         7,109,844
Fiserv, Inc.*                                                                         235,200         9,146,928
SunGard Data Systems, Inc.*                                                           133,400         3,468,400
                                                                                                ---------------
                                                                                                     41,462,418
                                                                                                ---------------
MACHINERY (1.2%)
Danaher Corp.                                                                         210,000        10,888,500
                                                                                                ---------------
MEDIA (7.7%)

British Sky Broadcasting PLC
  (United Kingdom)                                                                    426,300         4,809,314
Clear Channel Communications, Inc.                                                    182,700         6,750,765
Comcast Corp., Special Class A*                                                       315,600         8,713,716
E.W. Scripps Co. (The), Class A                                                        60,100         6,310,500
Echostar Communications Corp.*                                                        322,800         9,926,100
Liberty Media Corp., Class A                                                        1,008,864         9,069,687
Liberty Media International, Inc., Class A                                             56,598         2,099,786
Sogecable SA (Spain)*                                                                  84,800         3,419,727
Time Warner, Inc.*                                                                    189,000         3,322,620
Univision Communications, Inc., Class A*                                              179,100         5,718,663
Viacom, Inc., Class B                                                                 232,230         8,295,256
                                                                                                ---------------
                                                                                                     68,436,134
                                                                                                ---------------
METALS & MINING (1.7%)
BHP Billiton Ltd. ADR (Australia)                                                     114,800         2,011,296
Nucor Corp.                                                                            92,400         7,092,624
Rio Tinto PLC (United Kingdom)                                                        260,300         6,260,300
                                                                                                ---------------
                                                                                                     15,364,220
                                                                                                ---------------
MULTILINE RETAIL (2.2%)
Family Dollar Stores, Inc.                                                            164,200         4,994,964
Target Corp.                                                                          352,700        14,979,169
                                                                                                ---------------
                                                                                                     19,974,133
                                                                                                ---------------
OIL & GAS (1.9%)
ChevronTexaco Corp.                                                                    82,500   $     7,764,075
Exxon Mobil Corp.                                                                     203,638         9,043,564
                                                                                                ---------------
                                                                                                     16,807,639
                                                                                                ---------------
PERSONAL PRODUCTS (0.3%)
Gillette Co.                                                                           58,400         2,476,160
                                                                                                ---------------
PHARMACEUTICALS (4.8%)
Forest Laboratories, Inc.*                                                            126,700         7,175,021
Johnson & Johnson                                                                     176,300         9,819,910
Pfizer, Inc.                                                                          578,668        19,836,739
Teva Pharmaceutical Industries Ltd. ADR
  (Israel)                                                                             37,900         2,550,291
Wyeth                                                                                  95,500         3,453,280
                                                                                                ---------------
                                                                                                     42,835,241
                                                                                                ---------------
SEMICONDUCTOR & SEMICONDUCTOR EQUIPMENT (4.0%)
Analog Devices, Inc.                                                                   81,600         3,841,728
Applied Materials, Inc.*                                                              232,000         4,551,840
Intel Corp.                                                                           324,700         8,961,720
Maxim Intergrated Products, Inc.                                                       73,200         3,837,144
Samsung Electronics Co., Ltd. (South Korea)                                            13,000         5,366,508
Semiconductor Manufacturing International
  Corp. ADR (Cayman Islands)*                                                          18,500           198,505
STMicroelectronics N.V. (Netherlands)                                                 231,400         5,075,411
Xilinx, Inc.                                                                          110,500         3,680,755
                                                                                                ---------------
                                                                                                     35,513,611
                                                                                                ---------------
SOFTWARE (7.1%)
Adobe Systems, Inc.                                                                   159,700         7,426,050
Intuit, Inc.*                                                                         156,100         6,022,338
Mercury Interactive Corp.*                                                            107,700         5,366,691
Microsoft Corp.                                                                     1,057,800        30,210,768
Red Hat, Inc.*                                                                         78,400         1,800,848
Sap AG (Germany)                                                                       42,200         6,995,084
Veritas Software Corp.*                                                               193,500         5,359,950
                                                                                                ---------------
                                                                                                     63,181,729
                                                                                                ---------------
SPECIALTY RETAIL (2.7%)
Best Buy Co., Inc.                                                                    183,150         9,293,031
Home Depot, Inc.                                                                      339,900        11,964,480
Kingfisher PLC (United Kingdom)                                                       481,000         2,497,284
                                                                                                ---------------
                                                                                                     23,754,795
                                                                                                ---------------
TEXTILES, APPAREL & LUXURY GOODS (0.4%)
Hermes International (France)                                                          18,349         3,662,968
                                                                                                ---------------
THRIFTS & MORTGAGE FINANCE (1.5%)
Fannie Mae                                                                            128,600         9,176,896
Freddie Mac                                                                            70,600         4,468,980
                                                                                                ---------------
                                                                                                     13,645,876
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
TOBACCO (0.6%)
Altria Group, Inc.                                                                    102,100   $     5,110,105
                                                                                                ---------------
WIRELESS TELECOMMUNICATION SERVICES (2.9%)
Crown Castle International Corp.*                                                     359,300         5,299,675
Nextel Communications, Inc., Class A*                                                 455,600        12,146,296
Vodafone Group PLC (United Kingdom)                                                 2,387,114         5,228,026
Vodafone Group PLC ADR (United Kingdom)                                               164,900         3,644,290
                                                                                                ---------------
                                                                                                     26,318,287
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $754,063,318)                                                             864,465,172
                                                                                                ---------------
PREFERRED STOCKS (0.8%)

MEDIA (0.8%)
News Corp. Ltd. ADR (Australia)                                                       213,400         7,016,592
                                                                                                ---------------
TOTAL PREFERRED STOCKS (COST $6,843,565)                                                              7,016,592
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (5.0%)

SECURITY LENDING COLLATERAL (5.0%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $     1,020,913         1,020,913
Bank of America, Bank Note, 1.500%,
  07/21/04                                                                          1,020,913         1,020,913
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                          1,020,913         1,020,913
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                            510,457           510,456
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                            142,760           142,760
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                  2,552,283         2,552,283
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                          1,020,913         1,020,913
BGI Prime Money Market Fund, Money
  Market Fund, 1.284%, 07/01/04                                                     1,531,370         1,531,370
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                            510,457           510,456
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             510,457           510,456
Caylon, Eurodollar Term, 1.340%, 08/24/04                                           2,041,826         2,041,826
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    510,457           510,456
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                  1,020,913         1,020,913
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                  2,041,826         2,041,826
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                  1,531,370         1,531,370
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            408,365           408,365
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                    $       510,457   $       510,456
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                          3,061,106         3,061,106
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                            2,041,826         2,041,826
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                      1,020,913         1,020,913
Goldman Sachs Group, Inc.,Triparty Corporate,
  1.540%, 07/01/04                                                                  2,552,283         2,552,283
Merrill Lynch & Co., Triparty Corporate,
  1.540%, 07/01/04                                                                  5,150,506         5,150,506
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                 138,690           138,690
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                               1,531,370         1,531,370
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  4,594,109         4,594,109
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                  1,429,278         1,429,278
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                  1,324,488         1,324,488
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                      1,531,370         1,531,370
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                      1,020,913         1,020,913
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                      2,041,826         2,041,826
                                                                                                ---------------
                                                                                                     45,345,323
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $45,345,323)                                                      45,345,323
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (102.6%)
  (COST $806,252,206)                                                                           $   916,827,087
OTHER ASSETS IN EXCESS OF LIABILITIES ( -2.6%)                                                      (23,589,251)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   893,237,836
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $816,554,888. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $   125,183,997
Unrealized losses                                                                                   (24,911,798)
                                                                                                ---------------
  Net unrealized gain                                                                           $   100,272,199
                                                                                                ===============

* Non-income producing security

ADR American Depository Receipt

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING UBS U.S. ALLOCATION PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (62.1%)

ADVERTISING (1.8%)
Interpublic Group of Companies, Inc.*                                                   9,500   $       130,435
Omnicom Group, Inc.                                                                     3,600           273,204
                                                                                                ---------------
                                                                                                        403,639
                                                                                                ---------------
AEROSPACE & DEFENSE (2.1%)
Boeing Co. (The)                                                                        4,000           204,360
Northrop Grumman Corp.                                                                  3,200           171,840
United Technologies, Inc.                                                               1,000            91,480
                                                                                                ---------------
                                                                                                        467,680
                                                                                                ---------------
AIRLINES (0.2%)
Delta Air Lines, Inc.*                                                                  5,200            37,024
                                                                                                ---------------
BANKING (7.2%)
Citigroup, Inc.                                                                        13,800           641,700
J.P. Morgan Chase & Co.                                                                 9,000           348,930
PNC Financial Services Group                                                            3,200           169,856
Wells Fargo & Co.                                                                       8,300           475,009
                                                                                                ---------------
                                                                                                      1,635,495
                                                                                                ---------------
CHEMICALS (0.4%)
Eastman Chemical Co.                                                                    2,000            92,460
                                                                                                ---------------
COMMERCIAL SERVICES (1.1%)
Accenture Ltd., Class A (Bermuda)*                                                        400            10,992
Equifax, Inc.                                                                           3,000            74,250
Quest Diagnostics, Inc.                                                                 1,000            84,950
Viad Corp.                                                                              3,300            89,133
                                                                                                ---------------
                                                                                                        259,325
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (3.3%)
Microsoft Corp.                                                                        17,400           496,944
Oracle Corp.*                                                                          14,100           168,213
Veritas Software Corp.*                                                                 3,200            88,640
                                                                                                ---------------
                                                                                                        753,797
                                                                                                ---------------
COMPUTERS & INFORMATION (0.4%)
Dell, Inc.*                                                                             2,500            89,550
                                                                                                ---------------
ELECTRIC UTILITIES (4.2%)
American Electric Power Co., Inc.                                                       4,400           140,800
CMS Energy Corp.*                                                                       5,600            51,128
Dominion Resources, Inc.                                                                1,400            88,312
Exelon Corp.                                                                            8,300           276,307
FirstEnergy Corp.                                                                       5,800           216,978
Pepco Holdings, Inc.                                                                    2,400            43,872
Sempra Energy                                                                           4,100           141,163
                                                                                                ---------------
                                                                                                        958,560
                                                                                                ---------------
FINANCIAL SERVICES (4.7%)
Freddie Mac                                                                             5,800   $       367,140
Mellon Financial Corp.                                                                 10,500           307,965
Morgan Stanley                                                                          7,300           385,221
                                                                                                ---------------
                                                                                                      1,060,326
                                                                                                ---------------
FOOD RETAILERS (0.8%)
Albertson's, Inc.                                                                       7,100           188,434
                                                                                                ---------------
FOREST PRODUCTS & PAPER (1.4%)
Kimberly-Clark Corp.                                                                    3,400           223,992
MeadWestvaco Corp.                                                                      3,200            94,048
                                                                                                ---------------
                                                                                                        318,040
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (1.7%)
UnitedHealth Group, Inc.                                                                6,200           385,950
                                                                                                ---------------
HEAVY MACHINERY (1.7%)
Ingersoll Rand Co., Ltd.                                                                2,800           191,268
Martin Marietta Materials, Inc.                                                         4,300           190,619
                                                                                                ---------------
                                                                                                        381,887
                                                                                                ---------------
HOME CONSTRUCTION, FURNISHINGS & APPLIANCES (2.2%)
Johnson Controls, Inc.                                                                  2,700           144,126
Masco Corp.                                                                            11,300           352,334
                                                                                                ---------------
                                                                                                        496,460
                                                                                                ---------------
HOUSEHOLD PRODUCTS (1.7%)
Illinois Tool Works, Inc.                                                               4,000           383,560
                                                                                                ---------------
INSURANCE (3.8%)
Aflac, Inc.                                                                             3,300           134,673
American International Group, Inc.                                                      3,200           228,096
Anthem, Inc.*                                                                           1,700           152,252
Hartford Financial Services Group, Inc. (The)                                           2,300           158,102
Willis Group Holdings Ltd.                                                              5,000           187,250
                                                                                                ---------------
                                                                                                        860,373
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (3.4%)
Gannett Co., Inc.                                                                       1,200           101,820
Time Warner, Inc.*                                                                     15,500           272,490
Viacom, Inc., Class B                                                                   8,700           310,764
Westwood One, Inc.*                                                                     3,200            76,160
                                                                                                ---------------
                                                                                                        761,234
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (1.4%)
Guidant Corp.                                                                           1,400            78,232
Medtronic, Inc.                                                                         2,300           112,056
Mettler-Toledo International, Inc.*                                                     2,800           137,592
                                                                                                ---------------
                                                                                                        327,880
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
OIL & GAS (2.7%)
ConocoPhillips                                                                          2,500   $       190,725
Exxon Mobil Corp.                                                                       8,400           373,044
Kerr-Mcgee Corp.                                                                        1,100            59,147
                                                                                                ---------------
                                                                                                        622,916
                                                                                                ---------------
PHARMACEUTICALS (8.4%)
Allergan, Inc.                                                                          5,300           474,456
Bristol-Myers Squibb Co.                                                                5,500           134,750
Cephalon, Inc.*                                                                         2,500           135,000
Genzyme Corp.*                                                                          4,200           198,786
Johnson & Johnson                                                                       6,600           367,620
Mylan Laboratories, Inc.                                                               12,400           251,100
Wyeth                                                                                   9,300           336,288
                                                                                                ---------------
                                                                                                      1,898,000
                                                                                                ---------------
RETAILERS (2.4%)
Costco Wholesale Corp.                                                                  7,400           303,918
Kohl's Corp.*                                                                           2,900           122,612
TJX Co., Inc.                                                                           4,600           111,044
                                                                                                ---------------
                                                                                                        537,574
                                                                                                ---------------
TELECOMMUNICATIONS (3.2%)
Nextel Communications, Inc., Class A*                                                  22,400           597,184
SBC Communications, Inc.                                                                5,200           126,100
                                                                                                ---------------
                                                                                                        723,284
                                                                                                ---------------
TRANSPORTATION (1.9%)
Burlington Northern Santa Fe Corp.                                                     12,200           427,854
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $13,671,053)                                                               14,071,302
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
CORPORATE DEBT (4.8%)

AUTOMOTIVE (0.2%)
General Motors Corp., 8.375%, 07/15/33*                                       $        30,000            31,844
                                                                                                ---------------
BANKING (0.5%)
Bank of America Corp., 7.400%, 01/15/11*                                               30,000            34,044
Citigroup, Inc., 7.250%, 10/01/10*                                                     35,000            39,467
Washington Mutual, Inc., 5.625%, 01/15/07*                                             30,000            31,402
                                                                                                ---------------
                                                                                                        104,913
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (0.1%)
Kraft Foods, Inc., 5.625%, 11/01/11*                                                   25,000            25,470
                                                                                                ---------------
CHEMICALS (0.1%)
Dow Chemical Co., 6.125%, 02/01/11*                                                    25,000            26,485
                                                                                                ---------------
COMMUNICATIONS (0.1%)
Verizon New York, Inc. Class A, 6.875%,
  04/01/12*                                                                            25,000            26,843
                                                                                                ---------------
ELECTRIC UTILITIES (0.1%)
American Electric Power Co., Inc., Class A,
  6.125%, 05/15/06*                                                           $        25,000   $        26,256
                                                                                                ---------------
FINANCIAL SERVICES (2.5%)
Asset Securitization Corp., Series 1995-MD4,
  Class A3, 7.384%, 08/13/29                                                          200,000           219,638
DaimlerChrysler NA Holding Corp., 4.050%,
  06/04/08*                                                                            30,000            29,442
Ford Motor Credit Co., 5.800%, 01/12/09*                                               45,000            45,468
Ford Motor Credit Co., 7.375%, 02/01/11*                                               25,000            26,404
General Electric Capital Corp., 6.000%, 06/15/12                                       75,000            79,272
Goldman Sachs Group, Inc., 6.875%, 01/15/11*                                           35,000            38,473
Household Finance Corp., 6.750%, 05/15/11*                                             30,000            32,829
MMCA Automobile Trust, Series 2001-1,
  Class B, 6.190%, 06/15/07                                                            50,000            50,755
Morgan Stanley, 6.750%, 04/15/11*                                                      35,000            38,408
                                                                                                ---------------
                                                                                                        560,689
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (0.2%)
Comcast Cable Communications, Inc., 6.750%,
  01/30/11*                                                                            25,000            27,013
Time Warner, Inc., 7.625%, 04/15/31*                                                   25,000            27,134
                                                                                                ---------------
                                                                                                         54,147
                                                                                                ---------------
MISCELLANEOUS (0.1%)
ConocoPhillips, 8.750%, 05/25/10*                                                      25,000            30,252
                                                                                                ---------------
MORTGAGE BACKED (0.6%)
First Union-Lehman Brothers Commercial
  Mortgage Securities, Series 1997-C2,
  Class A3, 6.650%, 11/18/29                                                           24,306            25,869
Greenpoint Home Equity Loan Trust,
  Series 2004-3, Class A, 1.494%, 02/15/35                                            100,000           100,000
                                                                                                ---------------
                                                                                                        125,869
                                                                                                ---------------
RETAILERS (0.2%)
Wal-Mart Stores, Inc., 6.875%, 08/10/09*                                               30,000            33,488
                                                                                                ---------------
TELECOMMUNICATIONS (0.1%)
AT&T Wireless Services, Inc., 7.875%, 03/01/11                                         25,000            28,474
                                                                                                ---------------
TOTAL CORPORATE DEBT (COST $1,084,471)                                                                1,074,730
                                                                                                ---------------
U.S. GOVERNMENT AND AGENCY OBLIGATIONS (23.9%)

MORTGAGE BACKED (12.5%)
FHLMC, 5.000%, 01/30/14*                                                              260,000           252,124
FHLMC, TBA, 6.500%, 08/01/34                                                          105,000           109,036
FNMA, 2.625%, 01/19/07*                                                                35,000            34,331
FNMA, Pool 747605, 5.500%, 11/01/33                                                   470,152           469,407
FNMA, Series 2001-57, Class PC, 6.500%,
  09/25/30                                                                            112,344           113,762

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
MORTGAGE BACKED (CONTINUED)
FNMA, Series 2001-69, 6.000%, 04/25/30                                        $       150,000   $       153,940
FNMA, Series 2001-T4, Class A1, 7.500%,
  07/25/41                                                                            193,012           207,716
GNMA, 6.500%, 06/15/29                                                                883,431           925,097
GNMA, Pool 781148, 6.000%, 07/15/29                                                   459,269           472,444
GNMA, Series 2002-7, Class PE, 6.500%,
  11/20/30                                                                             88,733            89,684
                                                                                                ---------------
                                                                                                      2,827,541
                                                                                                ---------------
U.S. GOVERNMENT (2.2%)
FHLMC, 5.125%, 07/15/12                                                               500,000           506,040
                                                                                                ---------------
U.S. TREASURY BONDS & NOTES (9.2%)
U.S. Treasury Bond, 1.625%, 02/28/06                                                  120,000           118,280
U.S. Treasury Bond, 1.875%, 11/30/05*                                                 230,000           228,482
U.S. Treasury Bond, 3.375%, 12/15/08                                                  465,000           459,224
U.S. Treasury Bond, 4.250%, 08/15/13*                                               1,125,000         1,098,546
U.S. Treasury Bond, 5.375%, 02/15/31*                                                 140,000           141,241
U.S. Treasury Bond, 6.250%, 05/15/30*                                                  30,000            33,599
                                                                                                ---------------
                                                                                                      2,079,372
                                                                                                ---------------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
  (COST $5,396,248)                                                                                   5,412,953
                                                                                                ---------------
SOVEREIGN DEBT OBLIGATIONS (0.1%)

MISCELLANEOUS (0.1%)
United Mexican States, 8.125%, 12/30/19
  (Mexico)*                                                                            30,000            32,175
                                                                                                ---------------
TOTAL SOVEREIGN DEBT OBLIGATIONS (COST $32,509)                                                          32,175
                                                                                                ---------------

                                                                                 NUMBER OF
                                                                                  SHARES
                                                                              ---------------
REGISTERED INVESTMENT COMPANIES (6.5%)

EXCHANGE TRADED FUNDS (6.5%)
UBS High Yield Fund                                                                    23,786           405,183
UBS Small Cap Equity Fund                                                              30,248         1,057,768
                                                                                                ---------------
                                                                                                      1,462,951
                                                                                                ---------------
TOTAL REGISTERED INVESTMENT COMPANIES
  (COST $1,400,000)                                                                                   1,462,951
                                                                                                ---------------
                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (4.8%)

SECURITY LENDING COLLATERAL (4.8%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $        24,677            24,677
Bank of America, Bank Note, 1.500%,
  07/21/04                                                                             24,677            24,677
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                             24,677            24,677
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                             12,338            12,338
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                    $         3,450   $         3,450
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                     61,695            61,695
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                             24,678            24,678
BGI Prime Money Market Fund, Money Market
  Fund, 1.284%, 07/01/04                                                               37,017            37,017
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                             12,339            12,339
Caylon, Eurodollar Term, 1.170%, 08/04/04                                              12,339            12,339
Caylon, Eurodollar Term, 1.340%, 08/24/04                                              49,356            49,356
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                     12,339            12,339
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                     24,678            24,678
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                     49,356            49,356
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                     37,017            37,017
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                              9,871             9,871
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                             12,339            12,339
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                             73,991            73,994
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                               49,356            49,356
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                         24,678            24,678
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                     61,695            61,695
Merrill Lynch & Co., Triparty Corporate, 1.540%,
  07/01/04                                                                            124,499           124,499
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                   3,352             3,352
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                  37,017            37,017
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                    111,050           111,050
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                     34,549            34,549
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                     32,016            32,016
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                         37,017            37,017
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                         24,678            24,678
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                         49,356            49,356
                                                                                                ---------------
                                                                                                      1,096,100
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $1,096,100)                                                        1,096,100
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                                    MARKET
                                                                                                     VALUE
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (102.2%)
  (COST $22,680,381)                                                                            $    23,150,211
OTHER ASSETS IN EXCESS OF LIABILITIES ( -2.2%)                                                         (495,892)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $    22,654,319
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $22,925,181. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    22,054,111
Unrealized losses                                                                                   (21,829,081)
                                                                                                ---------------
  Net unrealized gain                                                                           $       225,030
                                                                                                ===============

* Non-income producing security.

FHLMC Federal Home Loan Mortgage Corporation

FNMA Federal National Mortgage Corporation

GNMA Government National Mortgage Association

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING UBS U.S. LARGE CAP EQUITY PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (97.6%)

ADVERTISING (2.8%)
Interpublic Group of Companies, Inc.*                                                 167,500   $     2,299,775
Omnicom Group, Inc.                                                                    64,500         4,894,905
                                                                                                ---------------
                                                                                                      7,194,680
                                                                                                ---------------
AEROSPACE & DEFENSE (3.3%)
Boeing Co. (The)                                                                       72,700         3,714,243
Northrop Grumman Corp.                                                                 57,800         3,103,860
United Technologies, Inc.                                                              17,700         1,619,196
                                                                                                ---------------
                                                                                                      8,437,299
                                                                                                ---------------
AIRLINES (0.2%)
Delta Air Lines, Inc.*                                                                 90,300           642,936
                                                                                                ---------------
BANKING (11.4%)
Citigroup, Inc.                                                                       248,800        11,569,200
J.P. Morgan Chase & Co.                                                               163,300         6,331,141
PNC Financial Services Group                                                           56,400         2,993,712
Wells Fargo & Co.                                                                     150,600         8,618,838
                                                                                                ---------------
                                                                                                     29,512,891
                                                                                                ---------------
CHEMICALS (0.6%)
Eastman Chemical Co.                                                                   36,200         1,673,526
                                                                                                ---------------
COMMERCIAL SERVICES (1.8%)
Accenture Ltd., Class A (Bermuda)*                                                      6,500           178,620
Equifax, Inc.                                                                          52,900         1,309,275
Quest Diagnostics, Inc.                                                                18,700         1,588,565
Viad Corp.                                                                             57,600         1,555,776
                                                                                                ---------------
                                                                                                      4,632,236
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (5.2%)
Microsoft Corp.                                                                       314,300         8,976,408
Oracle Corp.*                                                                         249,700         2,978,921
Veritas Software Corp.*                                                                55,000         1,523,500
                                                                                                ---------------
                                                                                                     13,478,829
                                                                                                ---------------
COMPUTERS & INFORMATION (0.6%)
Dell, Inc.*                                                                            45,000         1,611,900
Seagate Technology, Inc. Escrow*                                                       69,400                 0
                                                                                                ---------------
                                                                                                      1,611,900
                                                                                                ---------------
ELECTRIC UTILITIES (6.5%)
American Electric Power Co., Inc.                                                      76,300         2,441,600
CMS Energy Corp.*                                                                      97,900           893,827
Dominion Resources, Inc.                                                               25,400         1,602,232
Exelon Corp.                                                                          147,400         4,906,946
FirstEnergy Corp.                                                                     102,800         3,845,748
Pepco Holdings, Inc.                                                                   44,300           809,804
Sempra Energy                                                                          72,200         2,485,846
                                                                                                ---------------
                                                                                                     16,986,003
                                                                                                ---------------
FINANCIAL SERVICES (7.4%)
Freddie Mac                                                                           103,000   $     6,519,900
Mellon Financial Corp.                                                                191,400         5,613,762
Morgan Stanley                                                                        132,800         7,007,856
                                                                                                ---------------
                                                                                                     19,141,518
                                                                                                ---------------
FOOD RETAILERS (1.3%)
Albertson's, Inc.                                                                     126,400         3,354,656
                                                                                                ---------------
FOREST PRODUCTS & PAPER (2.1%)
Kimberly-Clark Corp.                                                                   59,700         3,933,036
MeadWestvaco Corp.                                                                     55,200         1,622,328
                                                                                                ---------------
                                                                                                      5,555,364
                                                                                                ---------------
HEALTH CARE PROVIDERS & SERVICES (2.7%)
UnitedHealth Group, Inc.                                                              111,500         6,940,875
                                                                                                ---------------
HEAVY MACHINERY (2.7%)
Ingersoll Rand Co., Ltd.                                                               51,100         3,490,641
Martin Marietta Materials, Inc.                                                        77,700         3,444,441
                                                                                                ---------------
                                                                                                      6,935,082
                                                                                                ---------------
HOME CONSTRUCTION, FURNISHINGS &
  APPLIANCES (3.5%)
Johnson Controls, Inc.                                                                 49,500         2,642,310
Masco Corp.                                                                           205,000         6,391,900
                                                                                                ---------------
                                                                                                      9,034,210
                                                                                                ---------------
HOUSEHOLD PRODUCTS (2.6%)
Illinois Tool Works, Inc.                                                              71,500         6,856,135
                                                                                                ---------------
INSURANCE (5.9%)
Aflac, Inc.                                                                            57,600         2,350,656
American International Group, Inc.                                                     58,200         4,148,496
Anthem, Inc.*                                                                          30,600         2,740,536
Hartford Financial Services Group, Inc. (The)                                          41,300         2,838,962
Willis Group Holdings Ltd.                                                             88,900         3,329,305
                                                                                                ---------------
                                                                                                     15,407,955
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (5.3%)
Gannett Co., Inc.                                                                      22,200         1,883,670
Time Warner, Inc.*                                                                    280,900         4,938,222
Viacom, Inc., Class B                                                                 156,300         5,583,036
Westwood One, Inc.*                                                                    57,800         1,375,640
                                                                                                ---------------
                                                                                                     13,780,568
                                                                                                ---------------
MEDICAL AND HEALTH PRODUCTS (2.3%)
Guidant Corp.                                                                          24,200         1,352,296
Medtronic, Inc.                                                                        43,300         2,109,576
Mettler-Toledo International, Inc.*                                                    48,600         2,388,204
                                                                                                ---------------
                                                                                                      5,850,076
                                                                                                ---------------
OIL & GAS (4.4%)
ConocoPhillips                                                                         46,100         3,516,969
Exxon Mobil Corp.                                                                     151,100         6,710,351
Kerr-Mcgee Corp.                                                                       20,200         1,086,154
                                                                                                ---------------
                                                                                                     11,313,474
                                                                                                ---------------

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
PHARMACEUTICALS (13.3%)
Allergan, Inc.                                                                         96,600   $     8,647,632
Bristol-Myers Squibb Co.                                                               96,000         2,352,000
Cephalon, Inc.*                                                                        48,000         2,592,000
Genzyme Corp.*                                                                         74,300         3,516,619
Johnson & Johnson                                                                     119,800         6,672,860
Mylan Laboratories, Inc.                                                              226,400         4,584,600
Wyeth                                                                                 167,600         6,060,416
                                                                                                ---------------
                                                                                                     34,426,127
                                                                                                ---------------
RETAILERS (3.7%)
Costco Wholesale Corp.                                                                133,400         5,478,738
Kohl's Corp.*                                                                          53,700         2,270,436
TJX Co., Inc.                                                                          80,200         1,936,028
                                                                                                ---------------
                                                                                                      9,685,202
                                                                                                ---------------
TELECOMMUNICATIONS (5.0%)
Nextel Communications, Inc., Class A*                                                 403,700        10,762,642
SBC Communications, Inc.                                                               90,100         2,184,925
                                                                                                ---------------
                                                                                                     12,947,567
                                                                                                ---------------
TRANSPORTATION (3.0%)
Burlington Northern Santa Fe Corp.                                                    220,500         7,732,935
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $245,736,566)                                                             253,132,044
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (6.8%)

SECURITY LENDING COLLATERAL (6.8%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       396,639           396,639
Bank of America, Bank Note, 1.500%, 07/21/04                                          396,639           396,639
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                            396,639           396,639
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                            198,320           198,320
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             55,464            55,464
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    991,598           991,598
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                            396,639           396,639
BGI Prime Money Market Fund, Money Market
  Fund, 1.284%, 07/01/04                                                              594,959           594,959
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                            198,320           198,320
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             198,320           198,320
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             793,279           793,278
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    198,320           198,320
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                            $       396,639   $       396,639
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    793,279           793,278
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                                    594,959           594,959
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            158,656           158,656
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                            198,320           198,320
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                          1,189,283         1,189,283
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              793,279           793,279
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                        396,639           396,639
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    991,598           991,598
Merrill Lynch & Co., Triparty Corporate, 1.540%,
  07/01/04                                                                          2,001,045         2,001,045
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  53,883            53,883
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 594,959           594,959
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  1,784,877         1,784,877
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    555,295           555,295
Sheffield Receivables Corp., Commercial
  Paper, 1.071%, 07/01/04                                                             514,582           514,582
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        594,959           594,959
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        396,639           396,639
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        793,279           793,279
                                                                                                ---------------
                                                                                                     17,617,304
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $17,617,304)                                                      17,617,304
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (104.4%)
  (COST $263,353,870)                                                                           $   270,749,348
OTHER ASSETS IN EXCESS OF LIABILITIES ( -4.4%)                                                      (11,304,187)
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   259,445,161
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $264,801,517. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    11,333,780
Unrealized losses                                                                                    (5,385,949)
                                                                                                ---------------
  Net unrealized gain                                                                           $     5,947,831
                                                                                                ===============

* Non-income producing security

Category percentages are based on net assets.

                                              See Notes to Financial Statements.

ING VAN KAMPEN COMSTOCK PORTFOLIO
SCHEDULE OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
COMMON STOCKS (94.1%)

BANKING (7.5%)
Bank of America Corp.                                                                  65,320   $     5,527,378
Citigroup, Inc.                                                                        83,360         3,876,240
J.P. Morgan Chase & Co.                                                                26,390         1,023,140
PNC Financial Services Group                                                           52,500         2,786,700
SunTrust Banks, Inc.                                                                    6,920           449,731
Wells Fargo & Co.                                                                      83,000         4,750,090
                                                                                                ---------------
                                                                                                     18,413,279
                                                                                                ---------------
BEVERAGES, FOOD & TOBACCO (3.2%)
Altria Group, Inc.                                                                     68,380         3,422,419
Kraft Foods, Inc.                                                                      71,800         2,274,624
Unilever N.V. (Netherlands)                                                            31,900         2,185,469
                                                                                                ---------------
                                                                                                      7,882,512
                                                                                                ---------------
BUSINESS MACHINES (0.9%)
Hewlett-Packard Co.                                                                    73,545         1,551,799
International Business Machines Corp.                                                   8,510           750,156
                                                                                                ---------------
                                                                                                      2,301,955
                                                                                                ---------------
BUSINESS SERVICES (0.3%)
SunGard Data Systems, Inc.*                                                            27,360           711,360
                                                                                                ---------------
CHEMICALS (4.1%)
Dow Chemical Co.                                                                      134,800         5,486,360
Du Pont (E.I.) de Nemours & Co.                                                        79,000         3,509,180
Rohm & Haas Co.                                                                        28,100         1,168,398
                                                                                                ---------------
                                                                                                     10,163,938
                                                                                                ---------------
COMPUTER SOFTWARE & PROCESSING (1.7%)
Affiliated Computer Services, Inc., Class A*                                           20,400         1,079,976
Check Point Software Technologies Ltd.
  (Israel)*                                                                             2,960            79,890
Cognex Corp.                                                                           22,670           872,342
Credence Systems Corp.*                                                                64,210           886,098
Microsoft Corp.                                                                        46,960         1,341,178
                                                                                                ---------------
                                                                                                      4,259,484
                                                                                                ---------------
COMPUTERS & INFORMATION (0.4%)
Cisco Systems, Inc.*                                                                    7,040           166,848
Lexmark International, Inc.*                                                            8,880           857,186
                                                                                                ---------------
                                                                                                      1,024,034
                                                                                                ---------------
CONSUMER GOODS AND SERVICES (0.8%)
Eastman Kodak Co.                                                                      72,900         1,966,842
                                                                                                ---------------
ELECTRIC UTILITIES (6.3%)
American Electric Power Co., Inc.                                                      41,550         1,329,600
CenterPoint Energy, Inc.                                                               51,930           597,195
Constellation Energy Group, Inc.                                                       33,230   $     1,259,417
Dominion Resources, Inc.                                                               31,700         1,999,636
Exelon Corp.                                                                            7,380           245,680
FirstEnergy Corp.                                                                      55,100         2,061,291
Public Service Enterprise Group, Inc.                                                  37,930         1,518,338
Scottish Power PLC ADR (United Kingdom)                                                28,380           837,494
TXU Corp.                                                                             142,850         5,786,853
                                                                                                ---------------
                                                                                                     15,635,504
                                                                                                ---------------
ELECTRONICS (0.7%)
Flextronics International Ltd.*                                                        63,080         1,006,126
Intel Corp.                                                                               180             4,968
Jabil Circuit, Inc.*                                                                   11,840           298,131
JDS Uniphase Corp.*                                                                     9,850            37,332
KEMET Corp.*                                                                           24,150           295,113
Novellus Systems, Inc.*                                                                 5,820           182,981
                                                                                                ---------------
                                                                                                      1,824,651
                                                                                                ---------------
ENTERTAINMENT & LEISURE (1.9%)
Mattel, Inc.                                                                           65,300         1,191,725
Walt Disney Co.                                                                       134,640         3,431,974
                                                                                                ---------------
                                                                                                      4,623,699
                                                                                                ---------------
FINANCIAL SERVICES (4.8%)
Berkshire Hathaway, Inc., Class B*                                                         10            29,550
Capital One Financial Corp.                                                             3,380           231,124
Fannie Mae                                                                             15,400         1,098,944
Freddie Mac                                                                           140,820         8,913,906
Goldman Sachs Group, Inc. (The)                                                         1,600           150,656
Lehman Brothers Holdings, Inc.                                                         10,200           767,550
Merrill Lynch & Co.                                                                    13,770           743,305
Principal Financial Group, Inc.                                                           450            15,651
                                                                                                ---------------
                                                                                                     11,950,686
                                                                                                ---------------
FOOD RETAILERS (0.8%)
Kroger Co. (The)*                                                                     111,560         2,030,392
                                                                                                ---------------
FOREST PRODUCTS & PAPER (9.1%)
Boise Cascade Corp.                                                                    39,240         1,476,994
Georgia-Pacific Corp.                                                                 165,900         6,134,982
International Paper Co.                                                               203,040         9,075,888
Kimberly-Clark Corp.                                                                   87,110         5,738,807
                                                                                                ---------------
                                                                                                     22,426,671
                                                                                                ---------------
INSURANCE (6.9%)
Aetna, Inc.                                                                            37,200         3,162,000
Allstate Corp.                                                                         56,090         2,610,990
Ambac Financial Group, Inc.                                                            25,820         1,896,221
Assurant, Inc.                                                                         31,400           828,332
Chubb Corp.                                                                            47,850         3,262,413

See Notes to Financial Statements.

                                                                                 NUMBER OF          MARKET
                                                                                  SHARES             VALUE
                                                                              ---------------   ---------------
INSURANCE (CONTINUED)
Genworth Financial, Inc., Class A                                                      34,100   $       782,595
MetLife, Inc.                                                                          38,100         1,365,885
Nationwide Financial Services, Inc., Class A                                              200             7,522
RenaissanceRe Holdings Ltd. (Bermuda)                                                   4,500           242,775
St. Paul Travelers Companies, Inc. (The)                                               20,205           819,111
Torchmark Corp.                                                                        36,270         1,951,326
                                                                                                ---------------
                                                                                                     16,929,170
                                                                                                ---------------
MEDIA--BROADCASTING & PUBLISHING (2.8%)
Clear Channel Communications, Inc.                                                    107,600         3,975,820
Liberty Media Corp., Class A                                                          282,300         2,537,877
Liberty Media International, Inc., Class A                                             14,185           526,264
                                                                                                ---------------
                                                                                                      7,039,961
                                                                                                ---------------
METALS AND MINING (1.6%)
Alcoa, Inc.                                                                           121,300         4,006,539
                                                                                                ---------------
OIL & GAS (14.1%)
BP PLC (United Kingdom)                                                                34,270         1,835,844
ConocoPhillips                                                                         26,049         1,987,278
GlobalSantaFe Corp.                                                                   131,000         3,471,500
Halliburton Co.                                                                       338,040        10,229,090
Petroleo Brasileiro SA ADR (Brazil)                                                    77,400         2,172,618
Royal Dutch Petroleum Co. N.V., NY Shares
  (Netherlands)                                                                        23,400         1,209,078
Schlumberger Ltd.                                                                     119,350         7,579,919
Total SA ADR (France)                                                                  32,800         3,151,424
Transocean, Inc.*                                                                     112,700         3,261,538
                                                                                                ---------------
                                                                                                     34,898,289
                                                                                                ---------------
PHARMACEUTICALS (11.0%)
AmerisourceBergen Corp.                                                                25,000         1,494,500
Bristol-Myers Squibb Co.                                                              304,390         7,457,555
GlaxoSmithKline PLC ADR (United Kingdom)                                              181,600         7,529,136
Merck & Co., Inc.                                                                      18,140           861,650
Pfizer, Inc.                                                                          100,472         3,444,180
Roche Holdings Ltd. AG ADR (Switzerland)                                               25,870         2,561,386
Schering-Plough Corp.                                                                 119,840         2,214,643
Wyeth                                                                                  42,120         1,523,059
                                                                                                ---------------
                                                                                                     27,086,109
                                                                                                ---------------
RAILROADS (0.4%)
Burlington Northern Santa Fe Corp.                                                     27,650           969,686
                                                                                                ---------------
RESTAURANTS AND LODGING (1.4%)
Darden Restaurants, Inc.                                                               50,000         1,027,500
McDonald's Corp.                                                                       97,020         2,522,520
                                                                                                ---------------
                                                                                                      3,550,020
                                                                                                ---------------
RETAILERS (1.6%)
CVS Corp.                                                                              36,910   $     1,550,958
Federated Department Stores, Inc.                                                      33,560         1,647,796
May Department Stores Co. (The)                                                        23,900           657,011
                                                                                                ---------------
                                                                                                      3,855,765
                                                                                                ---------------
TELECOMMUNICATIONS (10.9%)
Amdocs Ltd.*                                                                              110             2,577
Andrew Corp.*                                                                           1,560            31,216
Comverse Technology, Inc.*                                                              5,860           116,848
Ericsson LM ADR (Sweden)*                                                              27,777           831,088
Nokia Oyj ADR (Finland)                                                                36,730           534,054
SBC Communications, Inc.                                                              282,900         6,860,325
Sprint Corp.                                                                          625,510        11,008,976
Verizon Communications, Inc.                                                          208,280         7,537,653
                                                                                                ---------------
                                                                                                     26,922,737
                                                                                                ---------------
TEXTILES, CLOTHING & FABRICS (0.9%)
Jones Apparel Group, Inc.                                                              54,000         2,131,920
                                                                                                ---------------
TOTAL COMMON STOCKS (COST $203,131,222)                                                             232,605,203
                                                                                                ---------------

                                                                                 PRINCIPAL
                                                                                  AMOUNT
                                                                              ---------------
SHORT-TERM INVESTMENTS (5.7%)

SECURITY LENDING COLLATERAL (5.7%)
American Advantage Select, Money Market
  Fund, 1.130%, 07/01/04                                                      $       317,638           317,638
Bank of America, Bank Note, 1.500%, 07/21/04                                          317,638           317,638
Bank of America, Eurodollar Overnight, 1.100%,
  07/07/04                                                                            317,638           317,638
Bank of America, Eurodollar Term, 1.080%,
  07/19/04                                                                            158,819           158,819
Bank of Montreal, Eurodollar Term, 1.200%,
  07/23/04                                                                             44,417            44,417
Bank of Nova Scotia, Eurodollar Overnight,
  1.040%, 07/06/04                                                                    794,095           794,095
Bank of Nova Scotia, Eurodollar Term, 1.200%,
  07/14/04                                                                            317,638           317,638
BGI Prime Money Market Fund, Money Market
  Fund, 1.284%, 07/01/04                                                              476,457           476,457
Branch Bank & Trust, Eurodollar Term, 1.080%,
  07/14/04                                                                            158,819           158,819
Caylon, Eurodollar Term, 1.170%, 08/04/04                                             158,819           158,819
Caylon, Eurodollar Term, 1.340%, 08/24/04                                             635,276           635,276
Credit Suisse First Boston Corp., Bank Note,
  1.130%, 09/08/04                                                                    158,819           158,819
Delaware Funding Corp., Commercial Paper,
  1.241%, 07/22/04                                                                    317,638           317,638
Den Danske Bank, Eurodollar Overnight,
  1.030%, 07/02/04                                                                    635,276           635,276

                                              See Notes to Financial Statements.

                                                                                 PRINCIPAL          MARKET
                                                                                  AMOUNT             VALUE
                                                                              ---------------   ---------------
SECURITY LENDING COLLATERAL (CONTINUED)
Den Danske Bank, Eurodollar Overnight,
  1.080%, 07/02/04                                                            $       476,457   $       476,457
Deutsche Bank, Bank Note, 1.161%, 10/12/04                                            127,055           127,055
Fairway Finance, Commercial Paper, 1.281%,
  07/26/04                                                                            158,819           158,819
Fannie Mae, Agency Discount Note, 0.960%,
  07/01/04                                                                            952,406           952,406
Federal Home Loan Bank, Agency Discount
  Note, 0.990%, 07/01/04                                                              635,276           635,276
Fortis Bank, Eurodollar Term, 1.090%, 07/08/04                                        317,638           317,638
Goldman Sachs Group, Inc., Triparty Corporate,
  1.540%, 07/01/04                                                                    794,095           794,095
Merrill Lynch & Co., Triparty Corporate, 1.540%,
  07/01/04                                                                          1,602,484         1,602,484
Merrill Lynch Premier Institutional Fund,
  Money Market Fund, 1.168%, 07/01/04                                                  43,151            43,151
Merrimac Cash Fund - Premium Class,
  Money Market Fund, 1.112%, 07/01/04                                                 476,457           476,457
Royal Bank of Canada, Eurodollar Term,
  1.050%, 07/08/04                                                                  1,429,371         1,429,371
Royal Bank of Scotland, Eurodollar Overnight,
  1.050%, 07/07/04                                                                    444,693           444,694
Sheffield Receivables Corp., Commercial Paper,
  1.071%, 07/01/04                                                                    412,090           412,090
Wells Fargo, Eurodollar Term, 1.190%, 07/14/04                                        476,457           476,457
Wells Fargo, Eurodollar Term, 1.240%, 07/26/04                                        317,638           317,638
Wells Fargo, Eurodollar Term, 1.250%, 07/23/04                                        635,276           635,276
                                                                                                ---------------
                                                                                                     14,108,351
                                                                                                ---------------
TOTAL SHORT-TERM INVESTMENTS (COST $14,108,351)                                                      14,108,351
                                                                                                ---------------
TOTAL INVESTMENTS AT MARKET VALUE (99.8%)
  (COST $217,239,573)                                                                           $   246,713,554
OTHER ASSETS IN EXCESS OF LIABILITIES (0.2%)                                                            372,311
                                                                                                ---------------
NET ASSETS (100.0%)                                                                             $   247,085,865
                                                                                                ===============

NOTES TO SCHEDULE OF INVESTMENTS
The cost of investments for federal income tax purposes amounts to $217,675,854. Unrealized gains and losses, based on identified tax cost at June 30, 2004, are as follows:

Unrealized gains                                                                                $    31,060,447
Unrealized losses                                                                                    (2,022,747)
                                                                                                ---------------
  Net unrealized gain                                                                           $    29,037,700
                                                                                                ===============

* Non-income producing security

ADR American Depository Receipt

Category percentages are based on net assets.

See Notes to Financial Statements.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ING PARTNERS, INC.
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2004 (UNAUDITED)

                                                                        ING AELTUS            ING ALGER
                                                                      ENHANCED INDEX      AGGRESSIVE GROWTH
                                                                         PORTFOLIO            PORTFOLIO
                                                                     ----------------     -----------------
ASSETS:
Investments, at market value (including securities on loan*)         $     49,273,318     $     218,703,631
Cash                                                                          842,146               515,385
Receivable for:
  Dividends and interest                                                       57,097                33,351
  Investments sold                                                          1,032,317             5,601,347
  Fund shares sold                                                             35,025                 1,437
  Recoverable foreign taxes                                                        --                    --
                                                                     ----------------     -----------------
      Total Assets                                                         51,239,903           224,855,151
                                                                     ----------------     -----------------

LIABILITIES:
Payable for:
  Investments purchased                                                     1,674,870             5,135,399
  Fund shares redeemed                                                        294,476               459,973
  Collateral for securities loaned (Note 7)                                 2,915,398            53,113,205
Accrued expense and other payables                                                 --                    --
Administrative services fees payable                                            7,497                26,367
Advisory fees payable                                                          22,491               112,060
Distribution plan fees payable                                                  1,001                18,194
Shareholder service fees payable                                                8,910                24,707
                                                                     ----------------     -----------------
      Total Liabilities                                                     4,924,643            58,889,905
                                                                     ----------------     -----------------
NET ASSETS                                                           $     46,315,260     $     165,965,246
                                                                     ================     =================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                      $     48,288,770     $     141,877,641
Net unrealized gain on investments                                          1,768,614            18,395,087
Undistributed net investment income (loss)                                    389,317              (907,109)
Accumulated net realized gain (loss)                                       (4,131,441)            6,599,627
                                                                     ----------------     -----------------
NET ASSETS                                                           $     46,315,260     $     165,965,246
                                                                     ================     =================
Cost of investments                                                  $     47,504,704     $     200,308,544
*Securities on loan with market values of:                           $      2,814,782     $      51,320,856

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                 278,277             5,327,570
  Net Assets                                                         $      2,282,640     $      41,599,390
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $           8.20     $            7.81
Class S:
  Outstanding                                                               4,775,432             4,204,177
  Net Assets                                                         $     39,077,542     $      32,583,124
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $           8.18     $            7.75
Class ADV:
  Outstanding                                                                 610,792            11,908,153
  Net Assets                                                         $      4,955,078     $      91,782,732
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $           8.11     $            7.71

See Notes to Financial Statements.

                                                                        ING ALGER
                                                                   CAPITAL APPRECIATION        ING ALGER
                                                                        PORTFOLIO          GROWTH PORTFOLIO
                                                                   --------------------    ----------------
ASSETS:
Investments, at market value (including securities on loan*)       $         54,296,797    $     62,346,358
Cash                                                                          1,981,129           1,166,658
Receivable for:
  Dividends and interest                                                          4,414              29,802
  Investments sold                                                              581,321              51,238
  Fund shares sold                                                               32,692                 474
  Recoverable foreign taxes                                                          --                  --
                                                                   --------------------    ----------------
      Total Assets                                                           56,896,353          63,594,530
                                                                   --------------------    ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                         289,767                  --
  Fund shares redeemed                                                               --             216,773
  Collateral for securities loaned (Note 7)                                  13,163,421          11,722,138
Accrued expense and other payables                                                   --                 212
Administrative services fees payable                                              6,908               8,258
Advisory fees payable                                                            24,179              33,032
Distribution plan fees payable                                                    8,632               9,379
Shareholder service fees payable                                                  8,632              10,137
                                                                   --------------------    ----------------
      Total Liabilities                                                      13,501,539          11,999,929
                                                                   --------------------    ----------------
NET ASSETS                                                         $         43,394,814    $     51,594,601
                                                                   ====================    ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                    $         33,386,941    $     55,070,586
Net unrealized gain on investments                                            6,109,675           4,376,256
Undistributed net investment income (loss)                                     (221,894)           (238,188)
Accumulated net realized gain (loss)                                          4,120,092          (7,614,053)
                                                                   --------------------    ----------------
NET ASSETS                                                         $         43,394,814    $     51,594,601
                                                                   ====================    ================
Cost of investments                                                $         48,187,122    $     57,970,102
*Securities on loan with market values of:                         $         12,704,150    $     11,384,697

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                       100             102,153
  Net Assets                                                       $              1,288    $        936,175
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                     $              12.88    $           9.16
Class S:
  Outstanding                                                                       100             455,018
  Net Assets                                                       $              1,284    $      4,139,185
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                     $              12.84    $           9.10
Class ADV:
  Outstanding                                                                 3,388,548           5,141,675
  Net Assets                                                       $         43,392,242    $     46,519,241
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                     $              12.81    $           9.05

                                                                       ING AMERICAN           ING BARON          ING GOLDMAN
                                                                    CENTURY SMALL CAP      SMALL CAP GROWTH    SACHS(R)CAPITAL
                                                                      VALUE PORTFOLIO         PORTFOLIO        GROWTH PORTFOLIO
                                                                    -----------------      ----------------    ----------------
ASSETS:
Investments, at market value (including securities on loan*)        $      50,800,899      $    122,948,331    $     95,083,217
Cash                                                                        2,035,913             5,240,961             542,654
Receivable for:
  Dividends and interest                                                       62,350                49,659              64,087
  Investments sold                                                            816,711                    --                  --
  Fund shares sold                                                            482,344                81,332               9,108
  Recoverable foreign taxes                                                        --                    57                  --
                                                                    -----------------      ----------------    ----------------
      Total Assets                                                         54,198,217           128,320,340          95,699,066
                                                                    -----------------      ----------------    ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                       834,880               447,976                  --
  Fund shares redeemed                                                            490                49,551              96,663
  Collateral for securities loaned (Note 7)                                 6,747,937            28,445,779           3,129,995
Accrued expense and other payables                                                 --                    --                  --
Administrative services fees payable                                           10,642                27,479              15,130
Advisory fees payable                                                          35,472                66,735              64,302
Distribution plan fees payable                                                    876                 1,289               1,163
Shareholder service fees payable                                                5,888                15,829              18,544
                                                                    -----------------      ----------------    ----------------
      Total Liabilities                                                     7,636,185            29,054,638           3,325,797
                                                                    -----------------      ----------------    ----------------
NET ASSETS                                                          $      46,562,032      $     99,265,702    $     92,373,269
                                                                    =================      ================    ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $      40,840,154      $     83,279,505    $    107,655,129
Net unrealized gain on investments                                          3,033,260            17,564,630           3,084,152
Undistributed net investment income (loss)                                     57,584              (327,701)           (113,802)
Accumulated net realized gain (loss)                                        2,631,034            (1,250,732)        (18,252,210)
                                                                    -----------------      ----------------    ----------------
NET ASSETS                                                          $      46,562,032      $     99,265,702    $     92,373,269
                                                                    =================      ================    ================
Cost of investments                                                 $      47,767,639      $    105,383,701    $     91,999,065
*Securities on loan with market values of:                          $       6,549,114      $     27,440,840    $      3,009,319

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                               1,334,155             1,485,004             169,837
  Net Assets                                                        $      15,757,603      $     19,195,021    $      1,818,606
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $           11.81      $          12.93    $          10.71
Class S:
  Outstanding                                                               2,227,324             5,738,488           7,971,426
  Net Assets                                                        $      26,239,160      $     73,765,687    $     84,882,798
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $           11.78      $          12.85    $          10.65
Class ADV:
  Outstanding                                                                 389,667               493,300             533,198
  Net Assets                                                        $       4,565,269      $      6,304,994    $      5,671,865
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $           11.72      $          12.78    $          10.64

                                              See Notes to Financial Statements.

                                                                       ING GOLDMAN          ING JPMORGAN
                                                                      SACHS(R)CORE      FLEMING INTERNATIONAL
                                                                     EQUITY PORTFOLIO         PORTFOLIO
                                                                     ----------------   ---------------------
ASSETS:
Investments, at market value (including securities on loan*)         $    108,282,280   $         416,177,137
Cash                                                                          402,567              15,031,949
Cash denominated in foreign currencies                                             --                  17,774
Receivable for:
  Dividends and interest                                                      223,831               1,544,753
  Investments sold                                                                 --                      --
  Fund shares sold                                                                 --                 926,256
  Receivable for when-issued securities
  Recoverable foreign taxes                                                        --                 204,765
  Variation margin on futures contracts                                        18,427                      --
Gross unrealized gain on forward foreign currency exchange
    contracts                                                                      --                      --
                                                                     ----------------   ---------------------
      Total Assets                                                        108,927,105             433,902,634
                                                                     ----------------   ---------------------

LIABILITIES:
Payable for:
  Investments purchased                                                            --                      --
  Fund shares redeemed                                                        230,891                 303,782
  Variation margin on futures contracts                                            --                      --
  Payable for closed swap contracts                                                --                      --
  Collateral for securities loaned (Note 7)                                 8,703,023              41,008,042
  Payable for when-issued securities                                               --                      --
Options written, at value                                                          --                      --
Administrative services fees payable                                           16,232                  62,549
Advisory fees payable                                                          56,813                 250,053
Distribution plan fees payable                                                      4                     260
Shareholder service fees payable                                               20,293                   9,244
Gross unrealized loss on forward foreign currency
    exchange contracts                                                             --                      --
                                                                     ----------------   ---------------------
      Total Liabilities                                                     9,027,256              41,633,930
                                                                     ----------------   ---------------------
NET ASSETS                                                           $     99,899,849   $         392,268,704
                                                                     ================   =====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                      $     80,198,050   $         479,994,517
Net unrealized gain on investments, futures contracts, options
  and foreign currency related transactions                                11,299,298              77,022,657
Undistributed net investment income (loss)                                    557,671               8,656,678
Accumulated net realized gain (loss)                                        7,844,830            (173,405,148)
                                                                     ----------------   ---------------------
NET ASSETS                                                           $     99,899,849   $         392,268,704
                                                                     ================   =====================
Cost of investments                                                  $     96,987,751   $         339,156,326
Cost of cash denominated in foreign currencies                       $             --   $              17,916
*Securities on loan with market values of:                           $      8,397,663   $          38,834,411

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                     100              30,956,397
  Net Assets                                                         $          1,306   $         335,650,946
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          13.06   $               10.84
Class S:
  Outstanding                                                               7,669,255               5,122,379
  Net Assets                                                         $     99,880,042   $          55,314,658
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          13.02   $               10.80
Class ADV:
  Outstanding                                                                   1,425                 121,368
  Net Assets                                                         $         18,501   $           1,303,100
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          12.98   $               10.74

See Notes to Financial Statements.

                                                                       ING JPMORGAN            ING MFS
                                                                       MID CAP VALUE     CAPITAL OPPORTUNITIES
                                                                        PORTFOLIO              PORTFOLIO
                                                                     ----------------    ---------------------
ASSETS:
Investments, at market value (including securities on loan*)         $     65,831,782    $         276,628,717
Cash                                                                        2,676,173                3,184,442
Cash denominated in foreign currencies
Receivable for:
  Dividends and interest                                                       78,844                  259,614
  Investments sold                                                            564,993                2,021,099
  Fund shares sold                                                            213,988                  160,092
  Receivable for when-issued securities
  Recoverable foreign taxes                                                       315                       --
  Variation margin on futures contracts
Gross unrealized gain on forward foreign currency
  exchange contracts
                                                                     ----------------    ---------------------
      Total Assets                                                         69,366,095              282,253,964
                                                                     ----------------    ---------------------

LIABILITIES:
Payable for:
  Investments purchased                                                       141,886                2,722,297
  Fund shares redeemed                                                            453                  328,142
  Variation margin on futures contracts
  Payable for closed swap contracts
  Collateral for securities loaned (Note 7)                                 6,872,649               36,864,879
  Payable for when-issued securities
Options written, at value
Administrative services fees payable                                           17,007                   49,093
Advisory fees payable                                                          36,444                  127,641
Distribution plan fees payable                                                    531                       34
Shareholder service fees payable                                                6,222                      125
Gross unrealized loss on forward foreign currency
  exchange contracts
                                                                     ----------------    ---------------------
      Total Liabilities                                                     7,075,192               40,092,211
                                                                     ----------------    ---------------------
NET ASSETS                                                           $     62,290,903    $         242,161,753
                                                                     ================    =====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                      $     55,269,161    $         435,043,352
Net unrealized gain on investments, futures contracts, options
  and foreign currency related transactions                                 5,072,316               24,829,718
Undistributed net investment income (loss)                                     77,088                1,645,419
Accumulated net realized gain (loss)                                        1,872,338             (219,356,736)
                                                                     ----------------    ---------------------
NET ASSETS                                                           $     62,290,903    $         242,161,753
                                                                     ================    =====================
Cost of investments                                                  $     60,759,466    $         251,798,999
Cost of cash denominated in foreign currencies                       $             --    $                  --
*Securities on loan with market values of:                           $      6,696,543    $          34,970,391

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                               2,374,667                9,610,395
  Net Assets                                                         $     30,425,461    $         241,378,582
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          12.81    $               25.12
Class S:
  Outstanding                                                               2,273,867                   18,187
  Net Assets                                                         $     29,057,358    $             454,021
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          12.78    $               24.96
Class ADV:
  Outstanding                                                                 220,644                   13,223
  Net Assets                                                         $      2,808,084    $             329,150
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          12.73    $               24.89

                                                                          ING MFS              ING OPCAP           ING PIMCO
                                                                      GLOBAL GROWTH         BALANCED VALUE       TOTAL RETURN
                                                                        PORTFOLIO              PORTFOLIO           PORTFOLIO
                                                                     ----------------      ----------------    ----------------
ASSETS:
Investments, at market value (including securities on loan*)         $     18,455,447      $    178,152,437    $    150,015,997
Cash                                                                          878,680             5,958,329           2,251,151
Cash denominated in foreign currencies                                          7,213                    --             443,150
Receivable for:
  Dividends and interest                                                       19,918               543,879             429,724
  Investments sold                                                            436,700               874,228           8,987,509
  Fund shares sold                                                              1,613                24,295             120,375
  Receivable for when-issued securities                                                                               2,985,234
  Recoverable foreign taxes                                                     2,752                 1,821                  --
  Variation margin on futures contracts                                                                                 342,933
Gross unrealized gain on forward foreign currency exchange
  contracts                                                                                                               8,069
                                                                     ----------------      ----------------    ----------------
      Total Assets                                                         19,802,323           185,554,989         165,584,142
                                                                     ----------------      ----------------    ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                       748,665               702,678                  --
  Fund shares redeemed                                                         20,526               781,282              78,049
  Variation margin on futures contracts                                           521                    --                  --
  Payable for closed swap contracts                                                                                     461,101
  Collateral for securities loaned (Note 7)                                 1,784,332            24,053,481           5,023,000
  Payable for when-issued securities                                                                                 26,626,838
Options written, at value                                                                                                82,564
Administrative services fees payable                                            8,365                25,937              37,440
Advisory fees payable                                                           8,365               103,749              53,486
Distribution plan fees payable                                                    200                   702               2,554
Shareholder service fees payable                                                3,355                31,852              14,146
Gross unrealized loss on forward foreign currency exchange
  contracts                                                                       178                    --                  --
                                                                     ----------------      ----------------    ----------------
      Total Liabilities                                                     2,574,507            25,699,681          32,379,178
                                                                     ----------------      ----------------    ----------------
NET ASSETS                                                           $     17,227,816      $    159,855,308    $    133,204,964
                                                                     ================      ================    ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                      $     14,989,486      $    163,004,285    $    132,479,971
Net unrealized gain on investments, futures contracts, options
  and foreign currency related transactions                                 1,377,350             8,272,579              60,678
Undistributed net investment income (loss)                                     15,716             1,794,118            (565,001)
Accumulated net realized gain (loss)                                          845,264           (13,215,674)          1,229,316
                                                                     ----------------      ----------------    ----------------
NET ASSETS                                                           $     17,227,816      $    159,855,308    $    133,204,964
                                                                     ================      ================    ================
Cost of investments                                                  $     17,078,016      $    169,879,858    $    150,268,074
Cost of cash denominated in foreign currencies                       $          7,247      $             --    $        442,488
*Securities on loan with market values of:                           $      1,654,657      $     23,247,214    $      4,918,642

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                  56,522               226,012           5,898,213
  Net Assets                                                         $        653,177      $      2,912,677    $     62,867,303
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          11.56      $          12.89    $          10.66
Class S:
  Outstanding                                                               1,371,199            11,953,803           5,414,302
  Net Assets                                                         $     15,594,503      $    153,491,510    $     57,570,462
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          11.37      $          12.84    $          10.63
Class ADV:
  Outstanding                                                                  86,640               270,919           1,204,626
  Net Assets                                                         $        980,136      $      3,451,121    $     12,767,199
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          11.31      $          12.74    $          10.60

                                              See Notes to Financial Statements.

                                                                       ING SALOMON            ING SALOMON
                                                                    BROTHERS AGGRESSIVE   BROTHERS FUNDAMENTAL
                                                                     GROWTH PORTFOLIO        VALUE PORTFOLIO
                                                                    -------------------   --------------------
ASSETS:
Investments, at market value (including securities on loan*)        $       785,775,936   $         75,406,108
Cash                                                                         35,866,840              1,506,442
Cash denominated in foreign currencies                                               --                  4,653
Receivable for:
  Dividends and interest                                                        111,862                 62,414
  Investments sold                                                                   --                 85,068
  Fund shares sold                                                              391,096              1,897,084
  Recoverable foreign taxes                                                          --                     18
                                                                    -------------------   --------------------
      Total Assets                                                          822,145,734             78,961,787
                                                                    -------------------   --------------------

LIABILITIES:
Payable for:
  Investments purchased                                                              --                 61,970
  Fund shares redeemed                                                        1,484,234                793,988
  Collateral for securities loaned (Note 7)                                 105,756,088              9,511,374
Administrative services fees payable                                             74,442                 10,765
Advisory fees payable                                                           392,704                 48,442
Distribution plan fees payable                                                      426                    849
Shareholder service fees payable                                                 18,617                 12,864
Gross unrealized loss on forward foreign currency
  exchange contracts                                                                 --                     --
                                                                    -------------------   --------------------
      Total Liabilities                                                     107,726,511             10,440,252
                                                                    -------------------   --------------------
NET ASSETS                                                          $       714,419,223   $         68,521,535
                                                                    ===================   ====================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $       861,297,960   $         61,750,598
Net unrealized gain on investments and foreign currency
  related transactions                                                      160,698,041             12,116,867
Undistributed net investment income (loss)                                      207,551                (63,974)
Accumulated net realized gain (loss)                                       (307,784,329)            (5,281,956)
                                                                    -------------------   --------------------
NET ASSETS                                                          $       714,419,223   $         68,521,535
                                                                    ===================   ====================
Cost of investments                                                 $       625,077,895   $         63,289,200
Cost of cash denominated in foreign currencies                      $                --   $              4,696
*Securities on loan with market values of:                          $       101,991,955   $          9,062,956

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                16,116,752                176,472
  Net Assets                                                        $       607,209,191   $          3,086,077
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $             37.68   $              17.49
Class S:
  Outstanding                                                                 2,804,724              3,404,896
  Net Assets                                                        $       105,021,462   $         59,287,550
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $             37.44   $              17.41
Class ADV:
  Outstanding                                                                    58,820                355,297
  Net Assets                                                        $         2,188,570   $          6,147,908
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $             37.21   $              17.30

See Notes to Financial Statements.

                                                                       ING SALOMON           ING T. ROWE
                                                                    BROTHERS INVESTORS       PRICE GROWTH
                                                                      VALUE PORTFOLIO      EQUITY PORTFOLIO
                                                                    ------------------     ----------------
ASSETS:
Investments, at market value (including securities on loan*)        $       81,593,508     $    916,827,087
Cash                                                                         1,994,663           22,337,048
Cash denominated in foreign currencies
Receivable for:
  Dividends and interest                                                       140,286              751,955
  Investments sold                                                                  --            6,308,767
  Fund shares sold                                                               6,221               27,674
  Recoverable foreign taxes                                                      3,243               11,396
                                                                    ------------------     ----------------
      Total Assets                                                          83,737,921          946,263,927
                                                                    ------------------     ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                        403,484            6,403,621
  Fund shares redeemed                                                         336,955              698,885
  Collateral for securities loaned (Note 7)                                  7,182,590           45,345,323
Administrative services fees payable                                            12,271              108,282
Advisory fees payable                                                           49,083              433,129
Distribution plan fees payable                                                   1,616               14,500
Shareholder service fees payable                                                14,938               16,449
Gross unrealized loss on forward foreign currency
  exchange contracts                                                                --                5,902
                                                                    ------------------     ----------------
      Total Liabilities                                                      8,000,937           53,026,091
                                                                    ------------------     ----------------
NET ASSETS                                                          $       75,736,984     $    893,237,836
                                                                    ==================     ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                     $       68,599,820     $    866,043,892
Net unrealized gain on investments and foreign currency
  related transactions                                                       8,656,642          110,570,588
Undistributed net investment income (loss)                                     895,479            2,323,518
Accumulated net realized gain (loss)                                        (2,414,957)         (85,700,162)
                                                                    ------------------     ----------------
NET ASSETS                                                          $       75,736,984     $    893,237,836
                                                                    ==================     ================
Cost of investments                                                 $       72,936,866     $    806,252,206
Cost of cash denominated in foreign currencies                      $               --     $             --
*Securities on loan with market values of:                          $        6,889,494     $     44,105,345

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                  148,402           17,469,172
  Net Assets                                                        $        2,000,967     $    811,422,139
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $            13.48     $          46.45
Class S:
  Outstanding                                                                4,896,671              213,129
  Net Assets                                                        $       65,731,021     $      9,835,839
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $            13.42     $          46.15
Class ADV:
  Outstanding                                                                  601,512            1,569,275
  Net Assets                                                        $        8,004,996     $     71,979,858
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                      $            13.31     $          45.87

                                                                         ING UBS               ING UBS          ING VAN KAMPEN
                                                                     U.S. ALLOCATION        U.S. LARGE CAP         COMSTOCK
                                                                        PORTFOLIO          EQUITY PORTFOLIO        PORTFOLIO
                                                                     ----------------      ----------------    ----------------
ASSETS:
Investments, at market value (including securities on loan*)         $     23,150,211      $    270,749,348    $    246,713,554
Cash                                                                          526,389             2,285,397          19,479,291
Cash denominated in foreign currencies
Receivable for:
  Dividends and interest                                                       83,579               292,301             570,171
  Investments sold                                                            158,932             4,489,494             477,820
  Fund shares sold                                                              1,901                 5,425             428,084
  Recoverable foreign taxes                                                        --                    --               9,586
                                                                     ----------------      ----------------    ----------------
      Total Assets                                                         23,921,012           277,821,965         267,678,506
                                                                     ----------------      ----------------    ----------------

LIABILITIES:
Payable for:
  Investments purchased                                                       108,699                    --           6,238,822
  Fund shares redeemed                                                         38,592               578,374              32,500
  Collateral for securities loaned (Note 7)                                 1,096,100            17,617,304          14,108,351
Administrative services fees payable                                            3,706                31,903              54,847
Advisory fees payable                                                          15,752               148,883             117,529
Distribution plan fees payable                                                     32                     9               1,668
Shareholder service fees payable                                                3,812                   331              38,924
Gross unrealized loss on forward foreign currency                                  --                    --                  --
  exchange contracts
                                                                     ----------------      ----------------    ----------------
      Total Liabilities                                                     1,266,693            18,376,804          20,592,641
                                                                     ----------------      ----------------    ----------------
NET ASSETS                                                           $     22,654,319      $    259,445,161    $    247,085,865
                                                                     ================      ================    ================
NET ASSETS REPRESENTED BY:
Paid-in Capital                                                      $     22,378,028      $    361,788,498    $    212,250,237
Net unrealized gain on investments and foreign currency
   related transactions                                                       469,830             7,395,478          29,473,981
Undistributed net investment income (loss)                                    135,173             3,065,886           1,194,013
Accumulated net realized gain (loss)                                         (328,712)         (112,804,701)          4,167,634
                                                                     ----------------      ----------------    ----------------
NET ASSETS                                                           $     22,654,319      $    259,445,161    $    247,085,865
                                                                     ================      ================    ================
Cost of investments                                                  $     22,680,381      $    263,353,870    $    217,239,573
Cost of cash denominated in foreign currencies                       $             --      $             --    $             --
*Securities on loan with market values of:                           $      1,054,679      $     16,959,422    $     13,615,742

CAPITAL SHARES, $.001 PAR VALUE:
Class I:
  Outstanding                                                                 129,754            32,813,502           4,559,025
  Net Assets                                                         $      4,019,358      $    257,844,555    $     50,546,621
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          30.98      $           7.86    $          11.09
Class S:
  Outstanding                                                                 598,934               199,596          17,027,988
  Net Assets                                                         $     18,482,932      $      1,556,133    $    188,330,608
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          30.86      $           7.80    $          11.06
Class ADV:
  Outstanding                                                                   4,966                 5,714             745,523
  Net Assets                                                         $        152,029      $         44,473    $      8,208,636
  Net Asset Value, offering and redemption price per share
    (net assets divided by shares outstanding)                       $          30.62      $           7.78    $          11.01

                                              See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                        ING AELTUS            ING ALGER
                                                                      ENHANCED INDEX       AGGRESSIVE GROWTH
                                                                        PORTFOLIO              PORTFOLIO
                                                                     ----------------      ----------------
INVESTMENT INCOME:
Dividends                                                            $        358,650      $        180,671
Interest                                                                          190                 3,256
                                                                     ----------------      ----------------
                                                                              358,840               183,927
Foreign taxes withheld on dividends                                                --                    --
Security lending income                                                         1,559                37,965
                                                                     ----------------      ----------------
        Total investment income                                               360,399               221,892
                                                                     ----------------      ----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                      (133,960)             (696,216)
Administrative services fees                                                  (44,653)             (163,816)
Distribution plan fees--Class ADV                                              (6,148)             (114,005)
Shareholder service fees--Class S                                             (47,514)              (40,959)
Shareholder service fees--Class ADV                                            (6,148)             (114,005)
                                                                     ----------------      ----------------
        Total expenses                                                       (238,423)           (1,129,001)
                                                                     ----------------      ----------------
Reduction of administration fee                                                    --                    --
Less Allocations                                                                   --                    --
                                                                     ----------------      ----------------
        Net expenses                                                         (238,423)           (1,129,001)
                                                                     ----------------      ----------------
Net investment income (loss)                                                  121,976              (907,109)
                                                                     ----------------      ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                       660,985            13,706,649
   Futures contracts                                                           (2,966)                   --
                                                                     ----------------      ----------------
   Net realized gain (loss) on investments and futures contracts              658,019            13,706,649
                                                                     ----------------      ----------------

Net change in unrealized gain or (loss) on:
   Investments                                                                415,238            (4,203,547)
                                                                     ----------------      ----------------
   Net change in unrealized gain or (loss) on investments
     and forward foreign currency exchange contracts                          415,238            (4,203,547)
                                                                     ----------------      ----------------
Net realized and change in unrealized gain (loss) on investments
  and forward foreign currency exchange contracts                           1,073,257             9,503,102
                                                                     ----------------      ----------------
Net increase in net assets resulting from operations                 $      1,195,233      $      8,595,993
                                                                     ================      ================

See Notes to Financial Statements.

                                                                        ING ALGER
                                                                   CAPITAL APPRECIATION       ING ALGER
                                                                         PORTFOLIO         GROWTH PORTFOLIO
                                                                   --------------------    ----------------
INVESTMENT INCOME:
Dividends                                                          $             68,934    $        135,598
Interest                                                                          1,235                 655
                                                                   --------------------    ----------------
                                                                                 70,169             136,253
Foreign taxes withheld on dividends                                              (1,941)             (1,351)
Security lending income                                                           6,274               6,647
                                                                   --------------------    ----------------
        Total investment income                                                  74,502             141,549
                                                                   --------------------    ----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                        (148,202)           (206,042)
Administrative services fees                                                    (42,344)            (51,511)
Distribution plan fees--Class ADV                                               (52,924)            (58,880)
Shareholder service fees--Class S                                                    (2)             (4,424)
Shareholder service fees--Class ADV                                             (52,924)            (58,880)
                                                                   --------------------    ----------------
        Total expenses                                                         (296,396)           (379,737)
                                                                   --------------------    ----------------

Reduction of administration fee
Less Allocations
                                                                   --------------------    ----------------
        Net expenses                                                           (296,396)           (379,737)
                                                                   --------------------    ----------------
Net investment income (loss)                                                   (221,894)           (238,188)
                                                                   --------------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                       2,217,163           6,904,425
   Futures contracts
                                                                   --------------------    ----------------
   Net realized gain (loss) on investments and futures contracts              2,217,163           6,904,425
                                                                   --------------------    ----------------
Net change in unrealized gain or (loss) on:
   Investments                                                                  444,267          (5,138,092)
                                                                   --------------------    ----------------

   Net change in unrealized gain or (loss) on investments
    and forward foreign currency exchange contracts                             444,267          (5,138,092)
                                                                   --------------------    ----------------
Net realized and change in unrealized gain (loss) on investments
   and forward foreign currency exchange contracts                            2,661,430           1,766,333
                                                                   --------------------    ----------------
Net increase in net assets resulting from operations               $          2,439,536    $      1,528,145
                                                                   ====================    ================

                                                                     ING AMERICAN           ING BARON          ING GOLDMAN
                                                                   CENTURY SMALL CAP     SMALL CAP GROWTH    SACHS(R) CAPITAL
                                                                    VALUE PORTFOLIO          PORTFOLIO       GROWTH PORTFOLIO
                                                                   -----------------     ----------------    ----------------
INVESTMENT INCOME:
Dividends                                                          $         293,756     $        170,404    $        453,158
Interest                                                                       6,524               37,633                  --
                                                                   -----------------     ----------------    ----------------
                                                                             300,280              208,037             453,158
Foreign taxes withheld on dividends                                               --                 (175)                 --
Security lending income                                                        6,488               16,409               3,765
                                                                   -----------------     ----------------    ----------------
        Total investment income                                              306,768              224,271             456,923
                                                                   -----------------     ----------------    ----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                     (169,005)            (330,856)           (398,886)
Administrative services fees                                                 (67,601)            (155,695)            (93,856)
Distribution plan fees--Class ADV                                             (4,600)              (6,745)             (6,894)
Shareholder service fees--Class S                                            (22,745)             (71,391)           (108,455)
Shareholder service fees--Class ADV                                           (4,600)              (6,745)             (6,894)
                                                                   -----------------     ----------------    ----------------
        Total expenses                                                      (268,551)            (571,432)           (614,985)
                                                                   -----------------     ----------------    ----------------
Reduction of administration fee                                               16,899               19,460                  --
Less Allocations                                                              16,899               19,460                  --
                                                                   -----------------     ----------------    ----------------
        Net expenses                                                        (251,652)            (551,972)           (614,985)
                                                                   -----------------     ----------------    ----------------
Net investment income (loss)                                                  55,116             (327,701)           (158,062)
                                                                   -----------------     ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                    2,568,608             (332,976)         (1,998,707)
   Futures contracts
                                                                   -----------------     ----------------    ----------------
   Net realized gain (loss) on investments and futures contracts           2,568,608             (332,976)         (1,998,707)
                                                                   -----------------     ----------------    ----------------

Net change in unrealized gain or (loss) on:
   Investments                                                               407,229            7,227,310           4,713,479
                                                                   -----------------     ----------------    ----------------
   Net change in unrealized gain or (loss) on investments
     and forward foreign currency exchange contracts                         407,229            7,227,310           4,713,479
                                                                   -----------------     ----------------    ----------------
Net realized and change in unrealized gain (loss) on investments
   and forward foreign currency exchange contracts                         2,975,837            6,894,334           2,714,772
                                                                   -----------------     ----------------    ----------------
Net increase in net assets resulting from operations               $       3,030,953     $      6,566,633    $      2,556,710
                                                                   =================     ================    ================

                                              See Notes to Financial Statements.

                                                                       ING GOLDMAN           ING JPMORGAN
                                                                      SACHS(R) CORE     FLEMING INTERNATIONAL
                                                                     EQUITY PORTFOLIO         PORTFOLIO
                                                                     ----------------   ---------------------
INVESTMENT INCOME:
Dividends                                                            $        790,938   $           6,786,735
Interest                                                                        2,645                   4,260
                                                                     ----------------   ---------------------
                                                                              793,583               6,790,995
Foreign taxes withheld on dividends                                              (100)               (825,518)
Security lending income                                                         8,213                 193,190
                                                                     ----------------   ---------------------
        Total investment income                                               801,696               6,158,667
                                                                     ----------------   ---------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                      (341,592)             (1,450,865)
Administrative services fees                                                  (97,598)               (362,761)
Distribution plan fees--Class ADV                                                 (12)                 (1,576)
Shareholder service fees--Class S                                            (121,986)                (29,873)
Shareholder service fees--Class ADV                                               (12)                 (1,576)
Interest on swap contracts                                                         --                      --
                                                                     ----------------   ---------------------
        Total expenses                                                       (561,200)             (1,846,651)
                                                                     ----------------   ---------------------
Net investment income                                                         240,496               4,312,016
                                                                     ----------------   ---------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                     3,856,267               7,634,356
   Futures contracts, options, foreign currency and forward
     foreign currency exchange contracts                                       12,778                (433,448)
                                                                     ----------------   ---------------------
   Net realized gain on investments, futures contracts, options, foreign currency and forward foreign currency
     exchange contracts                                                     3,869,045               7,200,908
                                                                     ----------------   ---------------------

Net change in unrealized gain or (loss) on:
   Investments                                                                328,030                 717,528
   Options and forward foreign currency exchange contracts                     (3,216)                (70,123)
                                                                     ----------------   ---------------------
   Net change in unrealized gain or (loss) on investments, options
     and forward foreign currency exchange contracts                          324,814                 647,405
                                                                     ----------------   ---------------------
Net realized and change in unrealized gain (loss) on
  investments, options and forward foreign currency
  exchange contracts                                                        4,193,859               7,848,313
                                                                     ----------------   ---------------------
Net increase in net assets resulting from operations                 $      4,434,355   $          12,160,329
                                                                     ================   =====================

See Notes to Financial Statements.

                                                                       ING JPMORGAN            ING MFS
                                                                      MID CAP VALUE      CAPITAL OPPORTUNITIES
                                                                        PORTFOLIO              PORTFOLIO
                                                                     ----------------    ---------------------
INVESTMENT INCOME:
Dividends                                                            $        365,433    $           1,402,757
Interest                                                                        3,320                  289,750
                                                                     ----------------    ---------------------
                                                                              368,753                1,692,507
Foreign taxes withheld on dividends                                              (751)                  (6,056)
Security lending income                                                         3,249                   22,466
                                                                     ----------------    ---------------------
        Total investment income                                               371,251                1,708,917
                                                                     ----------------    ---------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                      (178,205)                (800,401)
Administrative services fees                                                  (83,162)                (307,847)
Distribution plan fees--Class ADV                                              (2,497)                    (202)
Shareholder service fees--Class S                                             (27,802)                    (535)
Shareholder service fees--Class ADV                                            (2,497)                    (202)
Interest on swap contracts
                                                                     ----------------    ---------------------
        Total expenses                                                       (294,163)              (1,109,187)
                                                                     ----------------    ---------------------
Net investment income                                                          77,088                  599,730
                                                                     ----------------    ---------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
   Sales of investments                                                     1,846,944               19,013,315
   Futures contracts, options, foreign currency and forward
     foreign currency exchange contracts                                           --                    2,516
                                                                     ----------------    ---------------------
   Net realized gain on investments, futures contracts, options, foreign currency and forward foreign currency
     exchange contracts                                                     1,846,944               19,015,831
                                                                     ----------------    ---------------------

Net change in unrealized gain or (loss) on:
   Investments                                                              1,387,630              (10,588,543)
   Options and forward foreign currency exchange contracts                         --                   (2,617)
                                                                     ----------------    ---------------------
   Net change in unrealized gain or (loss) on investments, options
    and forward foreign currency exchange contracts                         1,387,630              (10,591,160)
                                                                     ----------------    ---------------------
Net realized and change in unrealized gain (loss) on
  investments, options and forward foreign currency
  exchange contracts                                                        3,234,574                8,424,671
                                                                     ----------------    ---------------------
Net increase in net assets resulting from operations                 $      3,311,662    $           9,024,401
                                                                     ================    =====================

                                                                         ING MFS               ING OPCAP          ING PIMCO
                                                                      GLOBAL GROWTH         BALANCED VALUE       TOTAL RETURN
                                                                         PORTFOLIO             PORTFOLIO          PORTFOLIO
                                                                     ----------------      ----------------    ----------------
INVESTMENT INCOME:
Dividends                                                            $        169,855      $        701,773    $             --
Interest                                                                          747               558,776           1,170,147
                                                                     ----------------      ----------------    ----------------
                                                                              170,602             1,260,549           1,170,147
Foreign taxes withheld on dividends                                           (16,637)              (26,569)                 --
Security lending income                                                         1,743                27,804               2,370
                                                                     ----------------      ----------------    ----------------
        Total investment income                                               155,708             1,261,784           1,172,517
                                                                     ----------------      ----------------    ----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                       (49,778)             (611,880)           (302,038)
Administrative services fees                                                  (49,778)             (152,970)           (211,427)
Distribution plan fees--Class ADV                                              (1,172)               (4,003)            (15,779)
Shareholder service fees--Class S                                             (18,865)             (184,688)            (66,570)
Shareholder service fees--Class ADV                                            (1,172)               (4,003)            (15,779)
Interest on swap contracts                                                                                               (5,774)
                                                                     ----------------      ----------------    ----------------
        Total expenses                                                       (120,765)             (957,544)           (617,367)
                                                                     ----------------      ----------------    ----------------
Net investment income                                                          34,943               304,240             555,150
                                                                     ----------------      ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
   Net realized gain (loss) on:
   Sales of investments                                                       777,286            13,504,304             (52,586)
   Futures contracts, options, foreign currency and forward
     foreign currency exchange contracts                                      (26,168)                   --             122,340
                                                                     ----------------      ----------------    ----------------
   Net realized gain on investments, futures contracts, options, foreign currency and forward foreign currency
    exchange contracts                                                        751,118            13,504,304              69,754
                                                                     ----------------      ----------------    ----------------

Net change in unrealized gain or (loss) on:
   Investments                                                               (345,116)           (7,406,270)           (617,947)
   Options and forward foreign currency exchange contracts                       (432)                   --             109,938
                                                                     ----------------      ----------------    ----------------

   Net change in unrealized gain or (loss) on investments, options
     and forward foreign currency exchange contracts                         (345,548)           (7,406,270)           (508,009)
                                                                     ----------------      ----------------    ----------------
Net realized and change in unrealized gain (loss) on
  investments, options and forward foreign currency
  exchange contracts                                                          405,570             6,098,034            (438,255)
                                                                     ----------------      ----------------    ----------------
Net increase in net assets resulting from operations                 $        440,513      $      6,402,274    $        116,895
                                                                     ================      ================    ================

                                              See Notes to Financial Statements.

                                                                       ING SALOMON           ING SALOMON
                                                                   BROTHERS AGGRESSIVE   BROTHERS FUNDAMENTAL
                                                                     GROWTH PORTFOLIO       VALUE PORTFOLIO
                                                                   -------------------   --------------------
INVESTMENT INCOME:
Dividends                                                          $         1,084,214   $            365,165
                                                                   -------------------   --------------------
Interest                                                                     1,850,882                 10,269
                                                                   -------------------   --------------------
                                                                             2,935,096                375,434
Foreign taxes withheld on dividends                                            (18,614)                (8,890)
Security lending income                                                         95,532                  9,004
                                                                   -------------------   --------------------
        Total investment income                                              3,012,014                375,548
                                                                   -------------------   --------------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                     (2,306,401)              (292,039)
Administrative services fees                                                  (436,417)               (64,898)
Distribution plan fees--Class ADV                                               (1,985)                (4,588)
Shareholder service fees--Class S                                              (57,675)               (73,409)
Shareholder service fees--Class ADV                                             (1,985)                (4,588)
                                                                   -------------------   --------------------
        Total expenses                                                      (2,804,463)              (439,522)
                                                                   -------------------   --------------------
Reduction of administration fee                                                     --                     --
                                                                   -------------------   --------------------
        Net expenses                                                        (2,804,463)              (439,522)
                                                                   -------------------   --------------------
Net investment income (loss)                                                   207,551                (63,974)
                                                                   -------------------   --------------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                      2,819,033              3,392,246
   Foreign currency and forward foreign currency
     exchange contracts                                                             --                     (8)
                                                                   -------------------   --------------------
   Net realized gain on investments, foreign currency and
     forward foreign currency exchange contracts                             2,819,033              3,392,238
                                                                   -------------------   --------------------

Net change in unrealized gain or (loss) on:
   Investments                                                              18,956,492               (298,172)
   Foreign currency and forward foreign currency
     exchange contracts                                                             --                    (41)
                                                                   -------------------   --------------------
   Net change in unrealized gain or (loss) on investments,
     foreign currency and forward foreign currency
     exchange contracts                                                     18,956,492               (298,213)
                                                                   -------------------   --------------------
Net realized and change in unrealized gain (loss) on
  investments, foreign currency and forward foreign currency
  exchange contracts                                                        21,775,525              3,094,025
                                                                   -------------------   --------------------
Net increase in net assets resulting from operations               $        21,983,076   $          3,030,051
                                                                   ===================   ====================

See Notes to Financial Statements.

                                                                       ING SALOMON           ING T. ROWE
                                                                    BROTHERS INVESTORS       PRICE GROWTH
                                                                     VALUE PORTFOLIO       EQUITY PORTFOLIO
                                                                    ------------------     ----------------
INVESTMENT INCOME:
Dividends                                                           $          806,339     $      4,192,067
Interest                                                                         6,791              216,816
                                                                    ------------------     ----------------
                                                                               813,130            4,408,883
Foreign taxes withheld on dividends                                            (17,295)             (73,769)
Security lending income                                                          6,286               32,940
                                                                    ------------------     ----------------
        Total investment income                                                802,121            4,368,054
                                                                    ------------------     ----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                       (300,962)          (2,516,058)
Administrative services fees                                                   (75,240)            (629,014)
Distribution plan fees--Class ADV                                               (9,683)             (82,066)
Shareholder service fees--Class S                                              (82,249)             (11,141)
Shareholder service fees--Class ADV                                             (9,683)             (82,066)
                                                                    ------------------     ----------------
        Total expenses                                                        (477,817)          (3,320,345)
                                                                    ------------------     ----------------
Reduction of administration fee
                                                                    ------------------     ----------------
        Net expenses                                                          (477,817)          (3,320,345)
                                                                    ------------------     ----------------
Net investment income (loss)                                                   324,304            1,047,709
                                                                    ------------------     ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                      1,997,187           14,911,491
   Foreign currency and forward foreign currency
     exchange contracts                                                             (9)            (283,951)
                                                                    ------------------     ----------------
   Net realized gain on investments, foreign currency and
     forward foreign currency exchange contracts                             1,997,178           14,627,540
                                                                    ------------------     ----------------

Net change in unrealized gain or (loss) on:
   Investments                                                                 (79,183)           2,958,894
   Foreign currency and forward foreign currency
     exchange contracts                                                             --               (4,242)
                                                                    ------------------     ----------------
   Net change in unrealized gain or (loss) on investments,
     foreign currency and forward foreign currency
     exchange contracts                                                        (79,183)           2,954,652
                                                                    ------------------     ----------------
Net realized and change in unrealized gain (loss) on
  investments, foreign currency and forward foreign currency
  exchange contracts                                                         1,917,995           17,582,192
                                                                    ------------------     ----------------
Net increase in net assets resulting from operations                $        2,242,299     $     18,629,901
                                                                    ==================     ================

                                                                         ING UBS               ING UBS         ING VAN KAMPEN
                                                                     U.S. ALLOCATION       U.S. LARGE CAP         COMSTOCK
                                                                        PORTFOLIO         EQUITY PORTFOLIO        PORTFOLIO
                                                                    ----------------      ----------------    ----------------
INVESTMENT INCOME:

Dividends                                                           $        151,275      $      1,629,519    $      2,393,816
Interest                                                                      42,627               497,268              48,875
                                                                    ----------------      ----------------    ----------------
                                                                             193,902             2,126,787           2,442,691
Foreign taxes withheld on dividends                                               --                (6,158)            (40,783)
Security lending income                                                          808                13,879              13,941
                                                                    ----------------      ----------------    ----------------
        Total investment income                                              194,710             2,134,508           2,415,849
                                                                    ----------------      ----------------    ----------------

INVESTMENT EXPENSES:
Investment Advisory fee                                                      (97,583)             (927,269)           (645,778)
Administrative services fees                                                 (22,102)             (198,701)           (376,691)
Distribution plan fees--Class ADV                                               (192)                  (51)            (11,683)
Shareholder service fees--Class S                                            (22,852)               (1,855)           (203,080)
Shareholder service fees--Class ADV                                             (192)                  (51)            (11,683)
                                                                    ----------------      ----------------    ----------------
        Total expenses                                                      (142,921)           (1,127,927)         (1,248,915)
                                                                    ----------------      ----------------    ----------------
Reduction of administration fee                                                                                         27,079
                                                                    ----------------      ----------------    ----------------
        Net expenses                                                        (142,921)           (1,127,927)         (1,221,836)
                                                                    ----------------      ----------------    ----------------
Net investment income (loss)                                                  51,789             1,006,581           1,194,013
                                                                    ----------------      ----------------    ----------------

NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Sales of investments                                                      839,385            26,888,485           3,355,567
   Foreign currency and forward foreign currency
     exchange contracts                                                           --               (41,826)                 --
                                                                    ----------------      ----------------    ----------------
   Net realized gain on investments, foreign currency and
     forward foreign currency exchange contracts                             839,385            26,846,659           3,355,567
                                                                    ----------------      ----------------    ----------------
Net change in unrealized gain or (loss) on:
   Investments                                                              (503,440)          (16,767,320)          4,532,313
   Foreign currency and forward foreign currency
     exchange contracts                                                           --                    --                  --
                                                                    ----------------      ----------------    ----------------
   Net change in unrealized gain or (loss) on investments,
     foreign currency and forward foreign currency
     exchange contracts                                                     (503,440)          (16,767,320)          4,532,313
                                                                    ----------------      ----------------    ----------------
Net realized and change in unrealized gain (loss) on
  investments, foreign currency and forward foreign currency
  exchange contracts                                                         335,945            10,079,339           7,887,880
                                                                    ----------------      ----------------    ----------------
Net increase in net assets resulting from operations                $        387,734      $     11,085,920    $      9,081,893
                                                                    ================      ================    ================

                                              See Notes to Financial Statements.

ING PARTNERS, INC.
STATEMENTS OF CHANGES IN NET ASSETS

                                                                    ING AELTUS ENHANCED                        ING ALGER AGGRESSIVE
                                                                      INDEX PORTFOLIO     ING AELTUS ENHANCED    GROWTH PORTFOLIO
                                                                    FOR THE SIX MONTHS      INDEX PORTFOLIO      FOR THE SIX MONTHS
                                                                    ENDED JUNE 30, 2004       YEAR ENDED        ENDED JUNE 30, 2004
                                                                        (UNAUDITED)        DECEMBER 31, 2003        (UNAUDITED)
                                                                    -------------------   -------------------  --------------------
FROM OPERATIONS:
Net investment income (loss)                                        $           121,976   $           269,507   $          (907,109)
Net realized gain (loss) on investments and futures contracts                   658,019              (684,002)           13,706,649
Net change in unrealized gain or (loss) on investments and forward
   foreign currency exchange contracts                                          415,238             9,563,267            (4,203,547)
                                                                    -------------------   -------------------   -------------------
Net increase in net assets resulting from operations                          1,195,233             9,148,772             8,595,993
                                                                    -------------------   -------------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                        --                (4,622)                   --
Class S:
   From net investment income                                                        --              (223,717)                   --
Class ADV:
   From net investment income                                                        --               (23,612)                   --
                                                                    -------------------   -------------------   -------------------
   Decrease in net assets from distributions to shareholders                         --              (251,951)                   --
                                                                    -------------------   -------------------   -------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                  1,859,498               579,431             7,322,703
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                   --                 4,622                    --
   Payments for shares redeemed                                                (240,757)             (231,222)           (2,492,597)
Class S:
   Proceeds from shares sold                                                  5,585,075             6,364,964             7,340,567
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                   --               223,717                    --
   Payments for shares redeemed                                              (5,178,385)           (9,608,609)           (6,532,089)
Class ADV:
   Proceeds from shares sold                                                    734,091             3,463,790            10,499,857
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                   --                23,612                    --
   Payments for shares redeemed                                                (569,220)             (464,909)          (31,486,081)
                                                                    -------------------   -------------------   -------------------
Net increase (decrease) in net assets from fund share
   transactions                                                               2,190,302               355,396           (15,347,640)
                                                                    -------------------   -------------------   -------------------
Net change in net assets                                                      3,385,535             9,252,217            (6,751,647)

NET ASSETS:
Beginning of period                                                          42,929,725            33,677,508           172,716,893
                                                                    -------------------   -------------------   -------------------
End of period                                                       $        46,315,260   $        42,929,725   $       165,965,246
                                                                    ===================   ===================   ===================
End of period net assets includes undistributed net investment
   income (loss)                                                    $           389,317   $           267,341   $          (907,109)
                                                                    ===================   ===================   ===================

See Notes to Financial Statements.

                                                                                            ING ALGER CAPITAL
                                                                    ING ALGER AGGRESSIVE  APPRECIATION PORTFOLIO
                                                                      GROWTH PORTFOLIO      FOR THE SIX MONTHS
                                                                         YEAR ENDED        ENDED JUNE 30, 2004
                                                                      DECEMBER 31, 2003          (UNAUDITED)
                                                                    --------------------  ----------------------
FROM OPERATIONS:
Net investment income (loss)                                        $         (1,364,162)  $            (221,894)
Net realized gain (loss) on investments and futures contracts                 21,962,644               2,217,163
Net change in unrealized gain or (loss) on investments and forward
   foreign currency exchange contracts                                        23,751,322                 444,267
                                                                    --------------------   ---------------------
Net increase in net assets resulting from operations                          44,349,804               2,439,536
                                                                    --------------------   ---------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                         --                      --
Class S:
   From net investment income                                                         --                      --
Class ADV:
   From net investment income                                                         --                      --
                                                                    --------------------   ---------------------
   Decrease in net assets from distributions to shareholders
                                                                    --------------------   ---------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                  27,611,699                      --
   Net Asset Value of shares issued upon reinvestment of
     distributions
   Payments for shares redeemed                                                 (907,923)                     --
Class S:
   Proceeds from shares sold                                                  29,100,727                      --
   Net Asset Value of shares issued upon reinvestment of
     distributions
   Payments for shares redeemed                                               (6,020,208)                     --
Class ADV:
   Proceeds from shares sold                                                  20,886,635               3,681,614
   Net Asset Value of shares issued upon reinvestment of
     distributions
   Payments for shares redeemed                                              (17,832,908)             (5,663,298)
                                                                    --------------------   ---------------------
Net increase (decrease) in net assets from fund share
   transactions                                                               52,838,022              (1,981,684)
                                                                    --------------------   ---------------------
Net change in net assets                                                      97,187,826                 457,852

NET ASSETS:
Beginning of period                                                           75,529,067              42,936,962
                                                                    --------------------   ---------------------
End of period                                                       $        172,716,893   $          43,394,814
                                                                    ====================   =====================
End of period net assets includes undistributed net investment
   income (loss)                                                    $                 --   $            (221,894)
                                                                    ====================   =====================

                                                                      ING ALGER CAPITAL          ING ALGER
                                                                   IAPPRECIATION PORTFOLIO    GROWTH PORTFOLIO        ING ALGER
                                                                     FOR THE PERIOD FROM     FOR THE SIX MONTHS   GROWTH PORTFOLIO
                                                                        MAY 1, 2003 TO      ENDED JUNE 30, 2004   GROWTH PORTFOLIO
                                                                     DECEMBER 31, 2003          (UNAUDITED)       DECEMBER 31, 2003
                                                                   -----------------------  -------------------  -------------------
FROM OPERATIONS:
Net investment income (loss)                                       $              (212,388) $          (238,188) $         (340,151)
Net realized gain (loss) on investments and futures contracts                    2,115,317            6,904,425           5,306,971
Net change in unrealized gain or (loss) on investments and forward
   foreign currency exchange contracts                                           5,665,408           (5,138,092)          9,852,256
                                                                   -----------------------  -------------------  ------------------
Net increase in net assets resulting from operations                             7,568,337            1,528,145          14,819,076
                                                                   -----------------------  -------------------  ------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                           --                  --                   --
Class S:
   From net investment income                                                           --                  --                   --
Class ADV:
   From net investment income                                                           --                  --                   --
                                                                   -----------------------  -------------------  ------------------
   Decrease in net assets from distributions to shareholders                            --                  --                   --
                                                                   -----------------------  -------------------  ------------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                         1,000              211,438             521,841
   Net Asset Value of shares issued upon reinvestment of
     distributions
   Payments for shares redeemed                                                         --              (15,808)            (33,314)
Class S:
   Proceeds from shares sold                                                         1,000            1,561,881           3,492,579
   Net Asset Value of shares issued upon reinvestment of
     distributions
   Payments for shares redeemed                                                         --             (369,203)         (1,328,376)
Class ADV:
   Proceeds from shares sold                                                    41,188,026            4,357,124           8,576,872
   Net Asset Value of shares issued upon reinvestment of
     distributions
   Payments for shares redeemed                                                 (5,821,401)         (13,271,715)        (14,392,359)
                                                                   -----------------------  -------------------  ------------------
Net increase (decrease) in net assets from fund share
   transactions                                                                 35,368,625           (7,526,283)         (3,162,757)
                                                                   -----------------------  -------------------  ------------------
Net change in net assets                                                        42,936,962           (5,998,138)         11,656,319

NET ASSETS:
Beginning of period                                                                     --           57,592,739          45,936,420
                                                                   -----------------------  -------------------  ------------------
End of period                                                      $            42,936,962  $        51,594,601  $       57,592,739
                                                                   =======================  ===================  ==================
End of period net assets includes undistributed net investment
   income (loss)                                                   $                    --  $          (238,188) $               --
                                                                   =======================  ===================  ==================

                                              See Notes to Financial Statements.

                                                                 ING AELTUS ENHANCED                          ING ALGER AGGRESSIVE
                                                                  INDEX PORTFOLIO       ING AELTUS ENHANCED     GROWTH PORTFOLIO
                                                                 FOR THE SIX MONTHS      INDEX PORTFOLIO       FOR THE SIX MONTHS
                                                                 ENDED JUNE 30, 2004        YEAR ENDED        ENDED JUNE 30, 2004
                                                                    (UNAUDITED)         DECEMBER 31, 2003         (UNAUDITED)
                                                                 -------------------    -------------------   --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                    226,661                 84,595                928,835
   Number of shares issued upon reinvestment of distributions                    --                    651                     --
   Number of shares redeemed                                                (29,882)               (35,244)              (331,012)
                                                                 ------------------     ------------------     ------------------
Net increase                                                                196,779                 50,002                597,823
                                                                 ==================     ==================     ==================
Class S:
   Number of shares sold                                                    694,984                921,337                947,048
   Number of shares issued upon reinvestment of distributions                    --                 31,509                     --
   Number of shares redeemed                                               (645,214)            (1,382,465)              (869,750)
                                                                 ------------------     ------------------     ------------------
Net increase (decrease)                                                      49,770               (429,619)                77,298
                                                                 ==================     ==================     ==================
Class ADV:
   Number of shares sold                                                     91,340                490,310              1,378,598
   Number of shares issued upon reinvestment of distributions                    --                  3,349                     --
   Number of shares redeemed                                                (71,529)               (67,690)            (4,125,507)
                                                                 ------------------     ------------------     ------------------
Net increase (decrease)                                                      19,811                425,969             (2,746,909)
                                                                 ==================     ==================     ==================

See Notes to Financial Statements.

                                                                                          ING ALGER CAPITAL
                                                                 ING ALGER AGGRESSIVE  APPRECIATION PORTFOLIO
                                                                   GROWTH PORTFOLIO      FOR THE SIX MONTHS
                                                                      YEAR ENDED         ENDED JUNE 30, 2004
                                                                   DECEMBER 31, 2003         (UNAUDITED)
                                                                 --------------------  ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                    4,348,047                      --
   Number of shares issued upon reinvestment of distributions
   Number of shares redeemed                                                 (136,156)                     --
                                                                 --------------------  ----------------------
Net increase                                                                4,211,891                      --
                                                                 ====================  ======================
Class S:
   Number of shares sold                                                    4,842,955                      --
   Number of shares issued upon reinvestment of distributions
   Number of shares redeemed                                                 (934,316)                     --
                                                                 --------------------  ----------------------
Net increase (decrease)                                                     3,908,639                      --
                                                                 ====================  ======================
Class ADV:
   Number of shares sold                                                    3,421,229                 294,030
   Number of shares issued upon reinvestment of distributions
   Number of shares redeemed                                               (2,896,726)               (457,064)
                                                                 --------------------  ----------------------
Net increase (decrease)                                                       524,503                (163,034)
                                                                 ====================  ======================

                                                                   ING ALGER CAPITAL         ING ALGER
                                                               APPRECIATION PORTFOLIO     GROWTH PORTFOLIO          ING ALGER
                                                                 FOR THE PERIOD FROM    FOR THE SIX MONTHS      GROWTH PORTFOLIO
                                                                   MAY 1, 2003 TO       ENDED JUNE 30, 2004     GROWTH PORTFOLIO
                                                                  DECEMBER 31, 2003         (UNAUDITED)         DECEMBER 31, 2003
                                                               ----------------------   -------------------    ------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                          100                22,907                72,751
   Number of shares issued upon reinvestment of distributions
   Number of shares redeemed                                                       --                (1,774)               (4,133)
                                                               ----------------------   -------------------    ------------------
Net increase                                                                      100                21,133                68,618
                                                               ======================   ===================    ==================
Class S:
   Number of shares sold                                                          100               171,726               450,003
   Number of shares issued upon reinvestment of distributions
   Number of shares redeemed                                                       --               (41,609)             (173,798)
                                                               ----------------------   -------------------    ------------------
Net increase (decrease)                                                           100               130,117               276,205
                                                               ======================   ===================    ==================
Class ADV:
   Number of shares sold                                                    4,072,223               483,630             1,154,952
   Number of shares issued upon reinvestment of distributions
   Number of shares redeemed                                                 (520,641)           (1,471,270)           (1,943,745)
                                                               ----------------------   -------------------    ------------------
Net increase (decrease)                                                     3,551,582              (987,640)             (788,793)
                                                               ======================   ===================    ==================

                                              See Notes to Financial Statements.

                                                                ING AMERICAN CENTURY
                                                             SMALL CAP VALUE PORTFOLIO
                                                                FOR THE SIX MONTHS
                                                                ENDED JUNE 30, 2004
                                                                    (UNAUDITED)
                                                                -------------------
FROM OPERATIONS:
Net investment income (loss)                                    $            55,116
Net realized gain (loss) on investments                                   2,568,608
Net change in unrealized gain or (loss) on investments                      407,229
                                                                -------------------
Net increase in net assets resulting from operations                      3,030,953
                                                                -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                    --
   From net realized gains                                                       --
Class S:
   From net investment income                                                    --
   From net realized gains                                                       --
Class ADV:
   From net investment income                                                    --
   From net realized gains                                                       --
                                                                -------------------
   Decrease in net assets from distributions to shareholders                     --
                                                                -------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                              7,659,819
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                            --
   Payments for shares redeemed                                            (978,401)
Class S:
   Proceeds from shares sold                                             14,508,766
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                            --
   Payments for shares redeemed                                          (2,269,152)
Class ADV:
   Proceeds from shares sold                                              1,581,822
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                            --
   Payments for shares redeemed                                            (185,557)
                                                                -------------------
Net increase (decrease) in net assets from fund share
  transactions                                                           20,317,297
                                                                -------------------
Net change in net assets                                                 23,348,250

NET ASSETS:
Beginning of period                                                      23,213,782
                                                                -------------------
End of period                                                   $        46,562,032
                                                                ===================
End of period net assets includes undistributed
  net investment income (loss)                                  $            57,584
                                                                ===================

See Notes to Financial Statements.

                                                                                        ING BARON SMALL CAP   ING BARON SMALL CAP
                                                               ING AMERICAN CENTURY      GROWTH PORTFOLIO      GROWTH PORTFOLIO
                                                             SMALL CAP VALUE PORTFOLIO  FOR THE SIX MONTHS    FOR THE PERIOD FROM
                                                                    YEAR ENDED          ENDED JUNE 30, 2004     MAY 1, 2002 TO
                                                                 DECEMBER 31, 2003          (UNAUDITED)        DECEMBER 31, 2003
                                                             -------------------------  -------------------   -------------------
FROM OPERATIONS:
Net investment income (loss)                                 $                  36,457  $          (327,701)  $          (365,257)
Net realized gain (loss) on investments                                      1,132,796             (332,976)             (377,080)
Net change in unrealized gain or (loss) on investments                       3,249,022            7,227,310            10,499,971
                                                             -------------------------  -------------------   -------------------
Net increase in net assets resulting from operations                         4,418,275            6,566,633             9,757,634
                                                             -------------------------  -------------------   -------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                  (21,634)                  --                    --
   From net realized gains                                                    (193,168)                  --                    --
Class S:
   From net investment income                                                  (13,268)                  --                    --
   From net realized gains                                                    (306,568)                  --                    --
Class ADV:
   From net investment income                                                     (407)                  --                    --
   From net realized gains                                                     (70,709)                  --                    --
                                                             -------------------------  -------------------   -------------------
   Decrease in net assets from distributions to shareholders                  (605,754)                  --                    --
                                                             -------------------------  -------------------   -------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                 7,988,182            8,274,132            14,015,831
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                          214,802                   --                    --
   Payments for shares redeemed                                             (1,775,244)            (878,859)           (5,869,458)
Class S:
   Proceeds from shares sold                                                 6,498,335           30,792,824            39,333,912
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                          319,836                   --                    --
   Payments for shares redeemed                                             (3,259,875)          (6,068,124)          (10,176,363)
Class ADV:
   Proceeds from shares sold                                                 1,883,099            3,415,863             1,483,097
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                           71,116                   --                    --
   Payments for shares redeemed                                               (347,154)          (1,508,566)             (503,003)
                                                             -------------------------  -------------------   -------------------
Net increase (decrease) in net assets from fund share
  transactions                                                              11,593,097           34,027,270            38,284,016
                                                             -------------------------  -------------------   -------------------
Net change in net assets                                                    15,405,618           40,593,903            48,041,650

NET ASSETS:
Beginning of period                                                          7,808,164           58,671,799            10,630,149
                                                             -------------------------  -------------------   -------------------
End of period                                                $              23,213,782  $        99,265,702   $        58,671,799
                                                             =========================  ===================   ===================
End of period net assets includes undistributed
  net investment income (loss)                               $                   2,468  $          (327,701)  $                --
                                                             =========================  ===================   ===================

                                                               ING GOLDMAN SACHS(R)
                                                             CAPITAL GROWTH PORTFOLIO    ING GOLDMAN SACHS(R)
                                                                FOR THE SIX MONTHS     CAPITAL GROWTH PORTFOLIO
                                                                ENDED JUNE 30, 2004           YEAR ENDED
                                                                    (UNAUDITED)            DECEMBER 31, 2003
                                                             ------------------------  ------------------------
FROM OPERATIONS:
Net investment income (loss)                                 $               (158,062) $                 44,260
Net realized gain (loss) on investments                                    (1,998,707)               (4,085,790)
Net change in unrealized gain or (loss) on investments                      4,713,479                22,934,667
                                                             ------------------------  ------------------------
Net increase in net assets resulting from operations                        2,556,710                18,893,137
                                                             ------------------------  ------------------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                      --                        --
   From net realized gains                                                         --                        --
Class S:
   From net investment income                                                      --                        --
   From net realized gains                                                         --                        --
Class ADV:
   From net investment income                                                      --                        --
   From net realized gains                                                         --                        --
                                                             ------------------------  ------------------------
   Decrease in net assets from distributions to shareholders                       --                        --
                                                             ------------------------  ------------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                  668,112                   949,698
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                              --                        --
   Payments for shares redeemed                                               (96,417)                  (75,908)
Class S:
   Proceeds from shares sold                                                3,528,010                 7,778,568
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                              --                        --
   Payments for shares redeemed                                           (11,028,478)              (13,524,742)
Class ADV:
   Proceeds from shares sold                                                  588,292                   776,107
   Net Asset Value of shares issued upon reinvestment
     of distributions                                                              --                        --
   Payments for shares redeemed                                              (356,671)                 (604,035)
                                                             ------------------------  ------------------------
Net increase (decrease) in net assets from fund share
  transactions                                                             (6,697,152)               (4,700,312)
                                                             ------------------------  ------------------------
Net change in net assets                                                   (4,140,442)               14,192,825

NET ASSETS:
Beginning of period                                                        96,513,711                82,320,886
                                                             ------------------------  ------------------------
End of period                                                $             92,373,269  $             96,513,711
                                                             ========================  ========================
End of period net assets includes undistributed
  net investment income (loss)                               $               (113,802) $                 44,260
                                                             ========================  ========================

                                              See Notes to Financial Statements.

                                                     ING AMERICAN CENTURY
                                                   SMALL CAP VALUE PORTFOLIO
                                                      FOR THE SIX MONTHS
                                                      ENDED JUNE 30, 2004
                                                          (UNAUDITED)
                                                   -------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                             677,191
   Number of shares issued upon reinvestment of
     distributions                                                        --
   Number of shares redeemed                                         (86,527)
                                                   -------------------------
Net increase                                                         590,664
                                                   =========================
Class S:
   Number of shares sold                                           1,279,009
   Number of shares issued upon reinvestment of
     distributions                                                        --
   Number of shares redeemed                                        (200,854)
                                                   -------------------------
Net increase (decrease)                                            1,078,155
                                                   =========================
Class ADV:
   Number of shares sold                                             140,476
   Number of shares issued upon reinvestment of
     distributions                                                        --
   Number of shares redeemed                                         (16,233)
                                                   =========================
Net increase                                                         124,243
                                                   =========================

See Notes to Financial Statements.

                                                                                ING BARON SMALL CAP    ING BARON SMALL CAP
                                                     ING AMERICAN CENTURY        GROWTH PORTFOLIO       GROWTH PORTFOLIO
                                                   SMALL CAP VALUE PORTFOLIO    FOR THE SIX MONTHS     FOR THE PERIOD FROM
                                                          YEAR ENDED            ENDED JUNE 30, 2004      MAY 1, 2002 TO
                                                       DECEMBER 31, 2003            (UNAUDITED)         DECEMBER 31, 2003
                                                   -------------------------    -------------------    -------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                             814,235                659,726              1,401,726
   Number of shares issued upon reinvestment of
     distributions                                                    19,764                     --                     --
   Number of shares redeemed                                        (172,584)               (70,915)              (585,937)
                                                   -------------------------    -------------------    -------------------
Net increase                                                         661,415                588,811                815,789
                                                   =========================    ===================    ===================
Class S:
   Number of shares sold                                             687,664              2,444,249              3,872,498
   Number of shares issued upon reinvestment of
     distributions                                                    29,457                     --                     --
   Number of shares redeemed                                        (343,628)              (486,659)              (981,398)
                                                   -------------------------    -------------------    -------------------
Net increase (decrease)                                              373,493              1,957,590              2,891,100
                                                   =========================    ===================    ===================
Class ADV:
   Number of shares sold                                             197,633                274,108                147,384
   Number of shares issued upon reinvestment of
     distributions                                                     6,580                     --                     --
   Number of shares redeemed                                         (38,987)              (120,212)               (51,710)
                                                   -------------------------    -------------------    -------------------
Net increase                                                         165,226                153,896                 95,674
                                                   =========================    ===================    ===================

                                                     ING GOLDMAN SACHS(R)
                                                    CAPITAL GROWTH PORTFOLIO       ING GOLDMAN SACHS(R)
                                                      FOR THE SIX MONTHS         CAPITAL GROWTH PORTFOLIO
                                                      ENDED JUNE 30, 2004               YEAR ENDED
                                                          (UNAUDITED)                DECEMBER 31, 2003
                                                    ------------------------     ------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                              62,658                      103,685
   Number of shares issued upon reinvestment of
     distributions                                                        --                           --
   Number of shares redeemed                                          (9,113)                      (8,037)
                                                    ------------------------     ------------------------
Net increase                                                          53,545                       95,648
                                                    ========================     ========================
Class S:
   Number of shares sold                                             334,104                      849,752
   Number of shares issued upon reinvestment of
     distributions                                                        --                           --
   Number of shares redeemed                                      (1,052,172)                  (1,468,063)
                                                    ------------------------     ------------------------
Net increase (decrease)                                             (718,068)                    (618,311)
                                                    ========================     ========================
Class ADV:
   Number of shares sold                                              55,501                       88,214
   Number of shares issued upon reinvestment of
     distributions                                                        --                           --
   Number of shares redeemed                                         (33,803)                     (67,376)
                                                    ------------------------     ------------------------
Net increase                                                          21,698                       20,838
                                                    ========================     ========================

                                              See Notes to Financial Statements.

                                                               ING GOLDMAN SACHS(R)                           ING JPMORGAN FLEMING
                                                              CORE EQUITY PORTFOLIO   ING GOLDMAN SACHS(R)  INTERNATIONAL PORTFOLIO
                                                                FOR THE SIX MONTHS   CORE EQUITY PORTFOLIO    FOR THE SIX MONTHS
                                                               ENDED JUNE 30, 2004         YEAR ENDED         ENDED JUNE 30, 2004
                                                                   (UNAUDITED)         DECEMBER 31, 2003          (UNAUDITED)
                                                              ---------------------  ---------------------  -----------------------
FROM OPERATIONS:
Net investment income                                         $             240,496  $             317,175  $             4,312,016
Net realized gain on investments, futures contracts,
   options, foreign currency and forward foreign currency
   exchange contracts                                                     3,869,045              3,975,785                7,200,908
Net change in unrealized gain or (loss) on investments,
   options and forward foreign currency exchange contracts                  324,814             10,974,484                  647,405
                                                              ---------------------  ---------------------  -----------------------
Net increase in net assets resulting from operations                      4,434,355             15,267,444               12,160,329
                                                              ---------------------  ---------------------  -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                    --                     --                       --
   From net realized gains                                                       --                     --                       --
Class S:
   From net investment income                                                    --                     --                       --
   From net realized gains                                                       --                     --                       --
Class ADV:
   From net investment income                                                    --                     --                       --
   From net realized gains                                                       --                     --                       --
                                                              ---------------------  ---------------------  -----------------------
   Decrease in net assets from distributions to shareholders                     --                     --                       --
                                                              ---------------------  ---------------------  -----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                     --                    994               34,510,187
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                               --                     --                       --
   Payments for shares redeemed                                                  --                     --              (48,979,160)
Class S:
   Proceeds from shares sold                                              6,148,645             91,344,192               55,199,659
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                               --                     --                       --
   Payments for shares redeemed                                          (7,198,866)           (10,114,492)              (8,469,488)
Class ADV:
   Proceeds from shares sold                                                 16,584                    994                1,355,875
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                               --                     --                       --
   Payments for shares redeemed                                                  (1)                    --               (1,293,351)
                                                              ---------------------  ---------------------  -----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                          (1,033,638)            81,231,688               32,323,722
                                                              ---------------------  ---------------------  -----------------------
Net change in net assets                                                  3,400,717             96,499,132               44,484,051

NET ASSETS:
Beginning of period                                                      96,499,132                     --              347,784,653
                                                              ---------------------  ---------------------  -----------------------
End of period                                                 $          99,899,849  $          96,499,132  $           392,268,704
                                                              =====================  =====================  =======================
End of period net assets includes undistributed net
   investment income                                          $             557,671  $             317,175  $             8,656,678
                                                              =====================  =====================  =======================

See Notes to Financial Statements.

                                                                                         ING JPMORGAN
                                                             ING JPMORGAN FLEMING   MID CAP VALUE PORTFOLIO      ING JPMORGAN
                                                           INTERNATIONAL PORTFOLIO   FOR THE SIX MONTHS     MID CAP VALUE PORTFOLIO
                                                                 YEAR ENDED           ENDED JUNE 30, 2004         YEAR ENDED
                                                              DECEMBER 31, 2003           (UNAUDITED)          DECEMBER 31, 2003
                                                           -----------------------  ----------------------- -----------------------
FROM OPERATIONS:
Net investment income                                      $             4,529,142  $                77,088 $               112,361
Net realized gain on investments, futures contracts,
   options, foreign currency and forward foreign currency
   exchange contracts                                                    1,421,616                1,846,944                 466,670
Net change in unrealized gain or (loss) on investments,
   options and forward foreign currency exchange contracts              81,589,701                1,387,630               3,843,123
                                                           -----------------------  ----------------------- -----------------------
Net increase in net assets resulting from operations                    87,540,459                3,311,662               4,422,154
                                                           -----------------------  ----------------------- -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                           (3,127,416)                      --                 (67,151)
   From net realized gains                                                                                                 (112,659)
Class S:
   From net investment income                                               (2,069)                      --                 (43,820)
   From net realized gains                                                                                                 (111,287)
Class ADV:
   From net investment income                                               (5,780)                      --                  (1,665)
   From net realized gains                                                                                                   (9,221)
                                                           -----------------------  ----------------------- -----------------------
   Decrease in net assets from distributions to
     shareholders                                                       (3,135,265)                      --                (345,803)
                                                           -----------------------  ----------------------- -----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                         1,373,179,267               12,931,170              16,344,995
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                       3,127,416                       --                 179,810
   Payments for shares redeemed                                     (1,403,295,609)                (806,779)             (2,298,299)
Class S:
   Proceeds from shares sold                                            11,326,040               11,750,122              10,748,414
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                           2,069                       --                 155,107
   Payments for shares redeemed                                         (4,015,069)                (611,617)             (2,950,921)
Class ADV:
   Proceeds from shares sold                                             1,006,753                1,532,021               1,046,218
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                           5,780                       --                  10,886
   Payments for shares redeemed                                           (514,022)                (203,356)               (239,842)
                                                           -----------------------  ----------------------- -----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                        (19,177,375)              24,591,561              22,996,368
                                                           -----------------------  ----------------------- -----------------------
Net change in net assets                                                65,227,819               27,903,223              27,072,719

NET ASSETS:
Beginning of period                                                    282,556,834               34,387,680               7,314,961
                                                           -----------------------  ----------------------- -----------------------
End of period                                              $           347,784,653  $            62,290,903 $            34,387,680
                                                           =======================  ======================= =======================
End of period net assets includes undistributed net
   investment income                                       $             4,344,662  $                77,088 $                    --
                                                           =======================  ======================= =======================

                                                                   ING MFS CAPITAL
                                                              OPPORTUNITIES PORTFOLIO       ING MFS CAPITAL
                                                                FOR THE SIX MONTHS      OPPORTUNITIES PORTFOLIO
                                                                ENDED JUNE 30, 2004     OPPORTUNITIES PORTFOLIO
                                                                    (UNAUDITED)          DECEMBER 31, 2003
                                                              -----------------------   -----------------------
FROM OPERATIONS:
Net investment income                                         $               599,730   $             1,044,262
Net realized gain on investments, futures contracts,
   options, foreign currency and forward foreign currency
   exchange contracts                                                      19,015,831                11,746,349
Net change in unrealized gain or (loss) on investments,
   options and forward foreign currency exchange contracts                (10,591,160)               43,242,370
                                                              -----------------------   -----------------------
Net increase in net assets resulting from operations                        9,024,401                56,032,981
                                                              -----------------------   -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                      --                  (449,694)
   From net realized gains                                                         --                        --
Class S:
   From net investment income                                                      --                      (463)
   From net realized gains                                                         --                        --
Class ADV:
   From net investment income                                                      --                      (105)
   From net realized gains                                                         --                        --
                                                              -----------------------   -----------------------
   Decrease in net assets from distributions to shareholders                       --                  (450,262)
                                                              -----------------------   -----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                2,480,585                34,380,926
   Net Asset Value of shares issued upon reinvestment of                           --                        --
     distributions
   Payments for shares redeemed                                           (17,647,352)              (55,631,601)
Class S:
   Proceeds from shares sold                                                   51,997                   265,996
   Net Asset Value of shares issued upon reinvestment of                           --                        --
     distributions
   Payments for shares redeemed                                                (2,652)                   (9,627)
Class ADV:
   Proceeds from shares sold                                                  169,701                   100,847
   Net Asset Value of shares issued upon reinvestment of                           --                        --
     distributions
   Payments for shares redeemed                                                (6,021)                  (22,379)
                                                              -----------------------   -----------------------
Net increase (decrease) in net assets from fund share
   transactions                                                           (14,953,742)              (20,465,576)
                                                              -----------------------   -----------------------
Net change in net assets                                                   (5,929,341)               35,117,143

NET ASSETS:
Beginning of period                                                       248,091,094               212,973,951
                                                              -----------------------   -----------------------
End of period                                                 $           242,161,753   $           248,091,094
                                                              =======================   =======================
End of period net assets includes undistributed net
   investment income                                          $             1,645,419   $             1,045,689
                                                              =======================   =======================

                                              See Notes to Financial Statements.

                                                          ING GOLDMAN SACHS(R)                           ING JPMORGAN FLEMING
                                                         CORE EQUITY PORTFOLIO   ING GOLDMAN SACHS(R)   INTERNATIONAL PORTFOLIO
                                                          FOR THE SIX MONTHS     CORE EQUITY PORTFOLIO    FOR THE SIX MONTHS
                                                          ENDED JUNE 30, 2004         YEAR ENDED          ENDED JUNE 30, 2004
                                                              (UNAUDITED)          DECEMBER 31, 2003          (UNAUDITED)
                                                        -----------------------  ---------------------  -----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                    --                     100             3,184,953
   Number of shares issued upon reinvestment
    of distributions                                                        --                      --                    --
   Number of shares redeemed                                                --                      --            (4,558,144)
                                                           -------------------     -------------------   -------------------
Net increase (decrease)                                                     --                     100            (1,373,191)
                                                           ===================     ===================   ===================
Class S:
   Number of shares sold                                               481,435               8,675,121             5,141,141
   Number of shares issued upon reinvestment
     of distributions                                                       --                      --                    --
   Number of shares redeemed                                          (566,912)               (920,390)             (787,958)
                                                           -------------------     -------------------   -------------------
Net increase (decrease)                                                (85,477)              7,754,731             4,353,183
                                                           ===================     ===================   ===================
Class ADV:
   Number of shares sold                                                 1,325                     100               126,900
   Number of shares issued upon reinvestment of
    distributions                                                           --                      --                    --
   Number of shares redeemed                                                --                      --              (119,440)
                                                           -------------------     -------------------   -------------------
Net increase                                                             1,325                     100                 7,460
                                                           ===================     ===================   ===================

See Notes to Financial Statements.

                                                                                       ING JPMORGAN
                                                         ING JPMORGAN FLEMING     MID CAP VALUE PORTFOLIO        ING JPMORGAN
                                                        INTERNATIONAL PORTFOLIO      FOR THE SIX MONTHS     MID CAP VALUE PORTFOLIO
                                                              YEAR ENDED             ENDED JUNE 30, 2004          YEAR ENDED
                                                           DECEMBER 31, 2003            (UNAUDITED)            DECEMBER 31, 2003
                                                        -----------------------  -------------------------  -----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                             165,999,304                 1,041,044             1,491,708
   Number of shares issued upon reinvestment of
     distributions                                                       339,567                        --                15,072
   Number of shares redeemed                                        (168,558,403)                  (65,476)             (211,252)
                                                             -------------------       -------------------   -------------------
Net increase (decrease)                                               (2,219,532)                  975,568             1,295,528
                                                             ===================       ===================   ===================
Class S:
   Number of shares sold                                               1,195,568                   946,924               997,050
   Number of shares issued upon reinvestment of
     distributions                                                           225                        --                13,012
   Number of shares redeemed                                            (428,833)                  (49,749)             (286,132)
                                                             -------------------       -------------------   -------------------
Net increase (decrease)                                                  766,960                   897,175               723,930
                                                             ===================       ===================   ===================
Class ADV:
   Number of shares sold                                                 111,887                   123,064               100,144
   Number of shares issued upon reinvestment of
     distributions                                                           631                        --                   916
   Number of shares redeemed                                             (58,298)                  (16,605)              (22,812)
                                                             -------------------       -------------------   -------------------
Net increase                                                              54,220                   106,459                78,248
                                                             ===================       ===================   ===================

                                                            ING MFS CAPITAL
                                                        OPPORTUNITIES PORTFOLIO       ING MFS CAPITAL
                                                          FOR THE SIX MONTHS      OPPORTUNITIES PORTFOLIO
                                                          ENDED JUNE 30, 2004           YEAR ENDED
                                                             (UNAUDITED)            DECEMBER 31, 2003
                                                        -----------------------  -------------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                               99,807                    1,650,858
   Number of shares issued upon reinvestment of
     distributions                                                         --                       20,376
   Number of shares redeemed                                         (714,526)                  (2,683,448)
                                                          -------------------          -------------------
Net increase (decrease)                                              (614,719)                  (1,012,214)
                                                          ===================          ===================
Class S:
   Number of shares sold                                                2,081                       12,429
   Number of shares issued upon reinvestment of
     distributions                                                         --                           21
   Number of shares redeemed                                             (108)                        (447)
                                                          -------------------          -------------------
Net increase (decrease)                                                 1,973                       12,003
                                                          ===================          ===================
Class ADV:
   Number of shares sold                                                6,843                        4,785
   Number of shares issued upon reinvestment of
     distributions                                                         --                            5
   Number of shares redeemed                                             (245)                      (1,026)
                                                          -------------------          -------------------
Net increase                                                            6,598                        3,764
                                                          ===================           ===================

                                              See Notes to Financial Statements.

                                                                   ING MFS GLOBAL
                                                                  GROWTH PORTFOLIO
                                                                FOR THE SIX MONTHS
                                                                ENDED JUNE 30, 2004
                                                                    (UNAUDITED)
                                                                -------------------
FROM OPERATIONS:
Net investment income                                           $            34,943
Net realized gain on investments                                            751,118
Net change in unrealized gain or (loss) on investments                     (345,548)
                                                                -------------------
Net increase in net assets resulting from operations                        440,513
                                                                -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                    --
   From net realized gains                                                       --
Class S:
   From net investment income                                                    --
   From net realized gains                                                       --
Class ADV:
   From net investment income                                                    --
   From net realized gains                                                       --
                                                                -------------------
   Decrease in net assets from distributions to shareholders                     --
                                                                -------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                285,837
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                               --
   Payments for shares redeemed                                             (71,756)
Class S:
   Proceeds from shares sold                                              3,008,407
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                               --
   Payments for shares redeemed                                          (2,108,272)
Class ADV:
   Proceeds from shares sold                                                216,407
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                               --
   Payments for shares redeemed                                            (116,763)
                                                                -------------------
Net increase in net assets from fund share transactions                   1,213,860
                                                                -------------------
Net change in net assets                                                  1,654,373

NET ASSETS:
Beginning of period                                                      15,573,443
                                                                -------------------
End of period                                                   $        17,227,816
                                                                ===================
End of period net assets includes undistributed net investment
  income (loss)                                                 $            15,716
                                                                ===================

See Notes to Financial Statements.

                                                                                           ING OPCAP BALANCED
                                                                     ING MFS GLOBAL          VALUE PORTFOLIO
                                                                    GROWTH PORTFOLIO       FOR THE SIX MONTHS
                                                                       YEAR ENDED          ENDED JUNE 30, 2004
                                                                    DECEMBER 31, 2003          (UNAUDITED)
                                                                   -------------------     -------------------
FROM OPERATIONS:
Net investment income                                              $            20,309     $           304,240
Net realized gain on investments                                             1,147,606              13,504,304
Net change in unrealized gain or (loss) on investments                       2,250,563              (7,406,270)
                                                                   -------------------     -------------------
Net increase in net assets resulting from operations                         3,418,478               6,402,274
                                                                   -------------------     -------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                     (114)                     --
   From net realized gains
Class S:
   From net investment income
   From net realized gains
Class ADV:
   From net investment income
   From net realized gains
                                                                   -------------------     -------------------
   Decrease in net assets from distributions to shareholders                      (114)                     --
                                                                   -------------------     -------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                10,466,108               1,922,522
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                 114                      --
   Payments for shares redeemed                                            (10,214,655)               (133,228)
Class S:
   Proceeds from shares sold                                                 3,826,884              16,055,112
   Net Asset Value of shares issued upon reinvestment of
     distributions
   Payments for shares redeemed                                             (1,181,028)             (9,348,931)
Class ADV:
   Proceeds from shares sold                                                   294,262                 988,409
   Net Asset Value of shares issued upon reinvestment of
     distributions
   Payments for shares redeemed                                               (306,797)               (314,191)
                                                                   -------------------     -------------------
Net increase in net assets from fund share transactions                      2,884,888               9,169,693
                                                                   -------------------     -------------------
Net change in net assets                                                     6,303,252              15,571,967

NET ASSETS:
Beginning of period                                                          9,270,191             144,283,341
                                                                   -------------------     -------------------
End of period                                                      $        15,573,443     $       159,855,308
                                                                   ===================     ===================
End of period net assets includes undistributed net investment
  income (loss)                                                    $           (19,227)    $         1,794,118
                                                                   ===================     ===================

                                                                                            ING PIMCO
                                                                 ING OPCAP BALANCED   TOTAL RETURN PORTFOLIO        ING PIMCO
                                                                  VALUE PORTFOLIO        FOR THE SIX MONTHS   TOTAL RETURN PORTFOLIO
                                                                    YEAR ENDED          ENDED JUNE 30, 2004         YEAR ENDED
                                                                 DECEMBER 31, 2003          (UNAUDITED)         DECEMBER 31, 2003
                                                                -------------------   ----------------------  ----------------------
FROM OPERATIONS:
Net investment income                                           $         1,179,523   $              555,150  $           1,677,871
Net realized gain on investments                                          9,247,398                   69,754              1,143,747
Net change in unrealized gain or (loss) on investments                   21,305,385                 (508,009)                93,477
                                                                -------------------   ----------------------  ---------------------
Net increase in net assets resulting from operations                     31,732,306                  116,895              2,915,095
                                                                -------------------   ----------------------  ---------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                               (16,198)                      --             (1,268,672)
   From net realized gains                                                                                                 (199,673)
Class S:
   From net investment income                                            (2,624,278)                      --             (1,357,064)
   From net realized gains                                                                                                 (282,271)
Class ADV:
   From net investment income                                               (51,076)                      --               (261,621)
   From net realized gains                                                                                                  (62,829)
                                                                -------------------   ----------------------  ---------------------
   Decrease in net assets from distributions to shareholders             (2,691,552)                      --             (3,432,130)
                                                                -------------------   ----------------------  ---------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                              1,354,423               21,528,180             40,942,437
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                           16,198                       --              1,468,344
   Payments for shares redeemed                                            (647,812)              (2,696,002)            (6,083,500)
Class S:
   Proceeds from shares sold                                             23,428,877               17,905,626             45,838,275
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                        2,624,278                       --              1,639,335
   Payments for shares redeemed                                         (16,506,272)             (10,586,491)           (22,390,542)
Class ADV:
   Proceeds from shares sold                                                781,378                5,196,976              8,285,450
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                           51,076                       --                324,450
   Payments for shares redeemed                                            (431,113)              (2,809,771)            (3,050,425)
                                                                -------------------   ----------------------  ---------------------
Net increase in net assets from fund share transactions                  10,671,033               28,538,518             66,973,824
                                                                -------------------   ----------------------  ---------------------
Net change in net assets                                                 39,711,787               28,655,413             66,456,789

NET ASSETS:
Beginning of period                                                     104,571,554              104,549,551             38,092,762
                                                                -------------------   ----------------------  ---------------------
End of period                                                   $       144,283,341   $          133,204,964  $         104,549,551
                                                                ===================   ======================  =====================
End of period net assets includes undistributed net investment
  income (loss)                                                 $         1,489,878   $             (565,001) $          (1,120,151)
                                                                ===================   ======================  =====================

See Notes to Financial Statements.

                                                                  ING MFS GLOBAL
                                                                 GROWTH PORTFOLIO
                                                                FOR THE SIX MONTHS
                                                                ENDED JUNE 30, 2004
                                                                    (UNAUDITED)
                                                                -------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                     24,921
   Number of shares issued upon reinvestment of distributions                    --
   Number of shares redeemed                                                 (6,348)
                                                                -------------------
Net increase                                                                 18,573
                                                                ===================
Class S:
   Number of shares sold                                                    263,978
   Number of shares issued upon reinvestment of distributions                    --
   Number of shares redeemed                                               (184,689)
                                                                -------------------
Net increase                                                                 79,289
                                                                ===================
Class ADV:
   Number of shares sold                                                     19,272
   Number of shares issued upon reinvestment of distributions                    --
   Number of shares redeemed                                                (10,355)
                                                                -------------------
Net increase (decrease)                                                       8,917
                                                                ===================

See Notes to Financial Statements.

                                                                                         ING OPCAP BALANCED
                                                                   ING MFS GLOBAL          VALUE PORTFOLIO
                                                                  GROWTH PORTFOLIO       FOR THE SIX MONTHS
                                                                     YEAR ENDED          ENDED JUNE 30, 2004
                                                                 DECEMBER 31, 2003           (UNAUDITED)
                                                                -------------------     --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                  1,123,577                  150,263
   Number of shares issued upon reinvestment of distributions                    10                       --
   Number of shares redeemed                                             (1,096,277)                 (10,571)
                                                                -------------------     --------------------
Net increase                                                                 27,310                  139,692
                                                                ===================     ====================
Class S:
   Number of shares sold                                                    401,897                1,262,814
   Number of shares issued upon reinvestment of distributions
   Number of shares redeemed                                               (124,984)                (742,346)
                                                                -------------------     --------------------
Net increase                                                                276,913                  520,468
                                                                ===================     ====================
Class ADV:
   Number of shares sold                                                     32,219                   77,809
   Number of shares issued upon reinvestment of distributions
   Number of shares redeemed                                                (33,900)                 (25,161)
                                                                -------------------     --------------------
Net increase (decrease)                                                      (1,681)                  52,648
                                                                ===================     ====================

                                                                                            ING PIMCO
                                                               ING OPCAP BALANCED    TOTAL RETURN PORTFOLIO        ING PIMCO
                                                                 VALUE PORTFOLIO       FOR THE SIX MONTHS    TOTAL RETURN PORTFOLIO
                                                                   YEAR ENDED          ENDED JUNE 30, 2004         YEAR ENDED
                                                                DECEMBER 31, 2003          (UNAUDITED)         DECEMBER 31, 2003
                                                               ------------------    ----------------------  ----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                  120,486                 2,007,011               3,806,901
   Number of shares issued upon reinvestment of distributions               1,446                        --                 138,352
   Number of shares redeemed                                              (55,903)                 (250,943)               (563,643)
                                                               ------------------    ----------------------  ----------------------
Net increase                                                               66,029                 1,756,068               3,381,610
                                                               ==================    ======================  ======================
Class S:
   Number of shares sold                                                2,081,006                 1,673,423               4,258,232
   Number of shares issued upon reinvestment of distributions             234,520                        --                 154,634
   Number of shares redeemed                                           (1,532,003)                 (989,523)             (2,070,435)
                                                               ------------------    ----------------------  ----------------------
Net increase                                                              783,523                   683,900               2,342,431
                                                               ==================    ======================  ======================
Class ADV:
   Number of shares sold                                                   71,550                   486,425                 770,600
   Number of shares issued upon reinvestment of distributions               4,593                        --                  30,666
   Number of shares redeemed                                              (40,593)                 (263,151)               (283,412)
                                                               ------------------    ----------------------  ----------------------
Net increase (decrease)                                                    35,550                   223,274                 517,854
                                                               ==================    ======================  ======================

                                              See Notes to Financial Statements.

                                                                   ING SALOMON BROTHERS                        ING SALOMON BROTHERS
                                                                     AGGRESSIVE GROWTH   ING SALOMON BROTHERS   FUNDAMENTAL VALUE
                                                                         PORTFOLIO        AGGRESSIVE GROWTH         PORTFOLIO
                                                                    FOR THE SIX MONTHS        PORTFOLIO         FOR THE SIX MONTHS
                                                                    ENDED JUNE 30, 2004      YEAR ENDED        ENDED JUNE 30, 2004
                                                                        (UNAUDITED)       DECEMBER 31, 2003        (UNAUDITED)
                                                                   --------------------  --------------------  --------------------
FROM OPERATIONS:
Net investment income (loss)                                       $            207,551  $         (2,471,760) $            (63,974)
Net realized gain (loss) on investments, foreign currency and
   forward foreign currency exchange contracts                                2,819,033            11,929,158             3,392,238
Net change in unrealized gain or (loss) on investments, foreign
   currency and forward foreign currency exchange contracts                  18,956,492           161,224,238              (298,213)
                                                                   --------------------  --------------------  --------------------
Net increase in net assets resulting from operations                         21,983,076           170,681,636             3,030,051
                                                                   --------------------  --------------------  --------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                        --                    --                    --
Class S:
   From net investment income                                                        --                    --                    --
Class ADV:
   From net investment income                                                        --                    --                    --
                                                                   --------------------  --------------------  --------------------
   Decrease in net assets from distributions to shareholders                         --                    --                    --
                                                                   --------------------  --------------------  --------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                 12,838,795           117,897,618             1,128,469
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                   --                    --                    --
   Payments for shares redeemed                                             (37,425,913)         (129,470,504)             (263,004)
Class S:
   Proceeds from shares sold                                                 96,317,886            16,102,249             8,379,370
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                   --                    --                    --
   Payments for shares redeemed                                              (6,025,536)           (2,893,928)           (7,974,688)
Class ADV:
   Proceeds from shares sold                                                  1,282,718               526,561             3,028,458
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                   --                    --                    --
   Payments for shares redeemed                                                (127,601)             (228,491)             (366,388)
                                                                   --------------------  --------------------  --------------------
Net increase in net assets from fund share transactions                      66,860,349             1,933,505             3,932,217
                                                                   --------------------  --------------------  --------------------
Net change in net assets                                                     88,843,425           172,615,141             6,962,268

NET ASSETS:
Beginning of period                                                         625,575,798           452,960,657            61,559,267
                                                                   --------------------  --------------------  --------------------
End of period                                                      $        714,419,223  $        625,575,798  $         68,521,535
                                                                   ====================  ====================  ====================
End of period net assets includes undistributed net investment
   income (loss)                                                   $            207,551  $                 --  $            (63,974)
                                                                   ====================  ====================  ====================

See Notes to Financial Statements.

                                                                                         ING SALOMON BROTHERS
                                                                   ING SALOMON BROTHERS    INVESTORS VALUE     ING SALOMON BROTHERS
                                                                     FUNDAMENTAL VALUE        PORTFOLIO          INVESTORS VALUE
                                                                        PORTFOLIO         FOR THE SIX MONTHS        PORTFOLIO
                                                                        YEAR ENDED        ENDED JUNE 30, 2004       YEAR ENDED
                                                                     DECEMBER 31, 2003       (UNAUDITED)        DECEMBER 31, 2003
                                                                   --------------------  --------------------  --------------------
FROM OPERATIONS:
Net investment income (loss)                                       $            (86,565) $            324,304  $            575,064
Net realized gain (loss) on investments, foreign currency and
   forward foreign currency exchange contracts                               (5,740,642)            1,997,178              (384,815)
Net change in unrealized gain or (loss) on investments, foreign
   currency and forward foreign currency exchange contracts                  21,332,957               (79,183)           16,475,142
                                                                   --------------------  --------------------  --------------------
Net increase in net assets resulting from operations                         15,505,750             2,242,299            16,665,391
                                                                   --------------------  --------------------  --------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                   (24,293)                   --                (4,362)
Class S:
   From net investment income                                                  (662,785)                   --              (319,190)
Class ADV:
   From net investment income                                                   (47,624)                   --               (43,627)
                                                                   --------------------  --------------------  --------------------
   Decrease in net assets from distributions to shareholders                   (734,702)                   --              (367,179)
                                                                   --------------------  --------------------  --------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                  1,934,773               994,099             1,037,759
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                               24,293                    --                 4,362
   Payments for shares redeemed                                                (210,617)              (96,938)             (117,646)
Class S:
   Proceeds from shares sold                                                 40,697,718             8,195,053            10,623,878
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                              662,785                    --               319,190
   Payments for shares redeemed                                             (33,717,369)           (8,002,092)           (8,309,162)
Class ADV:
   Proceeds from shares sold                                                  2,247,974               955,394             1,306,029
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                               47,624                    --                43,627
   Payments for shares redeemed                                                (329,318)             (487,619)             (846,783)
                                                                   --------------------  --------------------  --------------------
Net increase in net assets from fund share transactions                      11,357,863             1,557,897             4,061,254
                                                                   --------------------  --------------------  --------------------
Net change in net assets                                                     26,128,911             3,800,196            20,359,466

NET ASSETS:
Beginning of period                                                          35,430,356            71,936,788            51,577,322
                                                                   --------------------  --------------------  --------------------
End of period                                                      $         61,559,267  $         75,736,984  $         71,936,788
                                                                   ====================  ====================  ====================
End of period net assets includes undistributed net investment
   income (loss)                                                   $                 --  $            895,479  $            571,175
                                                                   ====================  ====================  ====================

                                                                       ING T. ROWE PRICE
                                                                   GROWTH EQUITY PORTFOLIO      ING T. ROWE PRICE
                                                                     FOR THE SIX MONTHS      GROWTH EQUITY PORTFOLIO
                                                                     ENDED JUNE 30, 2004     GROWTH EQUITY PORTFOLIO
                                                                         (UNAUDITED)            DECEMBER 31, 2003
                                                                   -----------------------   -----------------------
FROM OPERATIONS:
Net investment income (loss)                                       $             1,047,709   $             1,470,559
Net realized gain (loss) on investments, foreign currency and
   forward foreign currency exchange contracts                                  14,627,540                (7,268,044)
Net change in unrealized gain or (loss) on investments, foreign
   currency and forward foreign currency exchange contracts                      2,954,652               160,446,928
                                                                   -----------------------   -----------------------
Net increase in net assets resulting from operations                            18,629,901               154,649,443
                                                                   -----------------------   -----------------------

DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                           --                  (847,372)
Class S:
   From net investment income                                                           --                    (7,316)
Class ADV:
   From net investment income                                                           --                   (57,056)
                                                                   -----------------------   -----------------------
   Decrease in net assets from distributions to shareholders                            --                  (911,744)
                                                                   -----------------------   -----------------------

FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                   137,263,533               120,031,861
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                      --                   847,372
   Payments for shares redeemed                                                (12,869,146)              (23,951,824)
Class S:
   Proceeds from shares sold                                                     1,902,090                 5,939,735
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                      --                     7,316
   Payments for shares redeemed                                                   (526,752)                 (586,366)
Class ADV:
   Proceeds from shares sold                                                    14,177,149                41,935,518
   Net Asset Value of shares issued upon reinvestment of
     distributions                                                                      --                    57,056
   Payments for shares redeemed                                                 (3,727,399)               (4,394,273)
                                                                   -----------------------   -----------------------
Net increase in net assets from fund share transactions                        136,219,475               139,886,395
                                                                   -----------------------   -----------------------
Net change in net assets                                                       154,849,376               293,624,094

NET ASSETS:
Beginning of period                                                            738,388,460               444,764,366
                                                                   -----------------------   -----------------------
End of period                                                      $           893,237,836   $           738,388,460
                                                                   =======================   =======================
End of period net assets includes undistributed net investment
   income (loss)                                                   $             2,323,518   $             1,275,809
                                                                   =======================   =======================

                                              See Notes to Financial Statements.

                                                                 ING SALOMON BROTHERS                          ING SALOMON BROTHERS
                                                                  AGGRESSIVE GROWTH     ING SALOMON BROTHERS    FUNDAMENTAL VALUE
                                                                      PORTFOLIO          AGGRESSIVE GROWTH           PORTFOLIO
                                                                  FOR THE SIX MONTHS         PORTFOLIO          FOR THE SIX MONTHS
                                                                 ENDED JUNE 30, 2004         YEAR ENDED         ENDED JUNE 30, 2004
                                                                      (UNAUDITED)        DECEMBER 31, 2003          (UNAUDITED)
                                                                 --------------------   --------------------   --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                 336,342             3,738,285                65,446
   Number of shares issued upon reinvestment of distributions                 --                    --                    --
   Number of shares redeemed                                            (990,860)           (4,137,692)              (15,321)
                                                                       ---------            ----------              --------
Net increase (decrease)                                                 (654,518)             (399,407)               50,125
                                                                       =========            ==========              ========
Class S:
   Number of shares sold                                               2,579,084               469,863               484,261
   Number of shares issued upon reinvestment of distributions                 --                    --                    --
   Number of shares redeemed                                            (159,983)              (84,488)             (465,430)
                                                                       ---------            ----------              --------
Net increase                                                           2,419,101               385,375                18,831
                                                                       =========            ==========              ========
Class ADV:
   Number of shares sold                                                  34,082                16,596               176,364
   Number of shares issued upon reinvestment of distributions                 --                    --                    --
   Number of shares redeemed                                              (3,382)               (7,114)              (21,337)
                                                                       ---------            ----------              --------
Net increase                                                              30,700                 9,482               155,027
                                                                       =========            ==========              ========

See Notes to Financial Statements.

                                                                                        ING SALOMON BROTHERS
                                                                 ING SALOMON BROTHERS     INVESTORS VALUE      ING SALOMON BROTHERS
                                                                  FUNDAMENTAL VALUE          PORTFOLIO            INVESTORS VALUE
                                                                      PORTFOLIO          FOR THE SIX MONTHS          PORTFOLIO
                                                                      YEAR ENDED        ENDED JUNE 30, 2004          YEAR ENDED
                                                                  DECEMBER 31, 2003         (UNAUDITED)         DECEMBER 31, 2003
                                                                 --------------------   --------------------   --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                133,660                 72,848                 89,409
   Number of shares issued upon reinvestment of distributions             1,658                     --                    381
   Number of shares redeemed                                            (14,170)                (7,158)               (10,600)
                                                                     ----------               --------               --------
Net increase (decrease)                                                 121,148                 65,690                 79,190
                                                                     ==========               ========               ========
Class S:
   Number of shares sold                                              2,808,024                608,202                952,148
   Number of shares issued upon reinvestment of distributions            45,334                     --                 27,975
   Number of shares redeemed                                         (2,377,209)              (605,868)              (748,553)
                                                                     ----------               --------               --------
Net increase                                                            476,149                  2,334                231,570
                                                                     ==========               ========               ========
Class ADV:
   Number of shares sold                                                175,777                 71,646                121,632
   Number of shares issued upon reinvestment of distributions             3,278                     --                  3,847
   Number of shares redeemed                                            (23,601)               (37,538)               (82,788)
                                                                     ----------               --------               --------
Net increase                                                            155,454                 34,108                 42,691
                                                                     ==========               ========               ========

                                                                    ING T. ROWE PRICE
                                                                 GROWTH EQUITY PORTFOLIO      ING T. ROWE PRICE
                                                                    FOR THE SIX MONTHS     GROWTH EQUITY PORTFOLIO
                                                                    ENDED JUNE 30, 2004          YEAR ENDED
                                                                       (UNAUDITED)            DECEMBER 31, 2003
                                                                 -----------------------   -----------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                               2,974,486                2,994,656
   Number of shares issued upon reinvestment of distributions                 --                   20,876
   Number of shares redeemed                                            (278,080)                (628,996)
                                                                       ---------                ---------
Net increase (decrease)                                                2,696,406                2,386,536
                                                                       =========                =========
Class S:
   Number of shares sold                                                  41,707                  152,771
   Number of shares issued upon reinvestment of distributions                 --                      181
   Number of shares redeemed                                             (11,468)                 (14,303)
                                                                       ---------                ---------
Net increase                                                              30,239                  138,649
                                                                       =========                =========
Class ADV:
   Number of shares sold                                                 310,760                1,054,548
   Number of shares issued upon reinvestment of distributions                 --                    1,417
   Number of shares redeemed                                             (81,995)                (109,656)
                                                                       ---------                ---------
Net increase                                                             228,765                  946,309
                                                                       =========                =========

                                              See Notes to Financial Statements.

                                                                              ING UBS
                                                                       ALLOCATION PORTFOLIO
                                                                        FOR THE SIX MONTHS
                                                                       ENDED JUNE 30, 2004
                                                                            (UNAUDITED)
                                                                       --------------------
FROM OPERATIONS:
Net investment income                                                      $     51,789
Net realized gain (loss) on investments                                         839,385
Net change in unrealized gain or (loss) on investments                         (503,440)
                                                                           ------------
Net increase in net assets resulting from operations                            387,734
                                                                           ------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                        --
   From net realized gains                                                           --
Class S:
   From net investment income                                                        --
   From net realized gains                                                           --
Class ADV:
   From net investment income                                                        --
   From net realized gains                                                           --
                                                                           ------------
   Decrease in net assets from distributions to shareholders                         --
                                                                           ------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                  1,670,314
   Net Asset Value of shares issued upon reinvestment of distributions               --
   Payments for shares redeemed                                                (589,497)
Class S:
   Proceeds from shares sold                                                  2,285,361
   Net Asset Value of shares issued upon reinvestment of distributions               --
   Payments for shares redeemed                                              (1,875,988)
Class ADV:
   Proceeds from shares sold                                                     57,285
   Net Asset Value of shares issued upon reinvestment of distributions               --
   Payments for shares redeemed                                                 (30,036)
                                                                           ------------
Net increase (decrease) in net assets from fund share transactions            1,517,439
                                                                           ------------
Net change in net assets                                                      1,905,173

NET ASSETS:
Beginning of period                                                          20,749,146
                                                                           ------------
End of period                                                              $ 22,654,319
                                                                           ============
End of period net assets includes undistributed net investment income      $    135,173
                                                                           ============

See Notes to Financial Statements.

                                                                                            ING UBS U.S. LARGE
                                                                             ING UBS       CAP EQUITY PORTFOLIO  ING UBS U.S. LARGE
                                                                      ALLOCATION PORTFOLIO  FOR THE SIX MONTHS  CAP EQUITY PORTFOLIO
                                                                           YEAR ENDED       ENDED JUNE 30, 2004      YEAR ENDED
                                                                        DECEMBER 31, 2003       (UNAUDITED)       DECEMBER 31, 2003
                                                                      -------------------- -------------------- --------------------
FROM OPERATIONS:
Net investment income                                                    $     84,572          $   1,006,581         $   2,083,623
Net realized gain (loss) on investments                                      (532,736)            26,846,659             7,918,301
Net change in unrealized gain or (loss) on investments                      4,739,688            (16,767,320)           46,183,719
                                                                         ------------          -------------         -------------
Net increase in net assets resulting from operations                        4,291,524             11,085,920            56,185,643
                                                                         ------------          -------------         -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                 (10,684)                    --            (1,489,081)
   From net realized gains
Class S:
   From net investment income                                                 (34,991)                    --                (7,774)
   From net realized gains
Class ADV:
   From net investment income                                                    (311)                    --                  (121)
   From net realized gains
                                                                         ------------          -------------         -------------
   Decrease in net assets from distributions to shareholders                  (45,986)                    --            (1,496,976)
                                                                         ------------          -------------         -------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                1,283,287              4,862,416             8,400,798
   Net Asset Value of shares issued upon reinvestment of distributions         10,684                     --             1,489,081
   Payments for shares redeemed                                              (291,541)           (22,800,566)          (44,976,234)
Class S:
   Proceeds from shares sold                                                3,407,569                209,585             1,423,991
   Net Asset Value of shares issued upon reinvestment of distributions         34,991                     --                 7,774
   Payments for shares redeemed                                            (3,103,901)               (61,981)             (207,460)
Class ADV:
   Proceeds from shares sold                                                  105,551                  4,149                 1,817
   Net Asset Value of shares issued upon reinvestment of distributions            311                     --                   121
   Payments for shares redeemed                                               (28,923)                    (9)              (10,685)
                                                                         ------------          -------------         -------------
Net increase (decrease) in net assets from fund share transactions          1,418,028            (17,786,406)          (33,870,797)
                                                                         ------------          -------------         -------------
Net change in net assets                                                    5,663,566             (6,700,486)           20,817,870

NET ASSETS:
Beginning of period                                                        15,085,580            266,145,647           245,327,777
                                                                         ------------          -------------         -------------
End of period                                                            $ 20,749,146          $ 259,445,161         $ 266,145,647
                                                                         ============          =============         =============
End of period net assets includes undistributed net investment income    $     83,384          $   3,065,886         $   2,059,305
                                                                         ============          =============         =============

                                                                             ING VAN KAMPEN        ING VAN KAMPEN
                                                                           COMSTOCK PORTFOLIO    COMSTOCK PORTFOLIO
                                                                           FOR THE SIX MONTHS   FOR THE PERIOD FROM
                                                                          ENDED JUNE 30, 2004      MAY 1, 2002 TO
                                                                              (UNAUDITED)        DECEMBER 31, 2003
                                                                          -------------------   -------------------
FROM OPERATIONS:
Net investment income                                                       $   1,194,013          $   1,038,937
Net realized gain (loss) on investments                                         3,355,567              4,504,384
Net change in unrealized gain or (loss) on investments                          4,532,313             25,433,748
                                                                            -------------          -------------
Net increase in net assets resulting from operations                            9,081,893             30,977,069
                                                                            -------------          -------------
DISTRIBUTIONS TO SHAREHOLDERS:
Class I:
   From net investment income                                                          --               (231,578)
   From net realized gains                                                                              (534,864)
Class S:
   From net investment income                                                          --               (780,234)
   From net realized gains                                                                            (2,223,430)
Class ADV:
   From net investment income                                                          --                (29,518)
   From net realized gains                                                                              (137,607)
                                                                            -------------          -------------
   Decrease in net assets from distributions to shareholders                           --             (3,937,231)
                                                                            -------------          -------------
FUND SHARE TRANSACTIONS:
Class I:
   Proceeds from shares sold                                                   17,242,777             29,355,364
   Net Asset Value of shares issued upon reinvestment of distributions                 --                766,442
   Payments for shares redeemed                                                (1,884,757)            (5,026,881)
Class S:
   Proceeds from shares sold                                                   45,672,610            107,780,489
   Net Asset Value of shares issued upon reinvestment of distributions                 --              3,003,664
   Payments for shares redeemed                                                (3,486,076)            (5,323,153)
Class ADV:
   Proceeds from shares sold                                                    2,861,983              4,025,746
   Net Asset Value of shares issued upon reinvestment of distributions                 --                167,125
   Payments for shares redeemed                                                (3,592,507)              (894,503)
                                                                            -------------          -------------
Net increase (decrease) in net assets from fund share transactions             56,814,030            133,854,293
                                                                            -------------          -------------
Net change in net assets                                                       65,895,923            160,894,131

NET ASSETS:
Beginning of period                                                           181,189,942             20,295,811
                                                                            -------------          -------------
End of period                                                               $ 247,085,865          $ 181,189,942
                                                                            =============          =============
End of period net assets includes undistributed net investment income       $   1,194,013          $          --
                                                                            =============          =============

                                              See Notes to Financial Statements.

                                                                       ING UBS
                                                                 ALLOCATION PORTFOLIO
                                                                  FOR THE SIX MONTHS
                                                                 ENDED JUNE 30, 2004
                                                                      (UNAUDITED)
                                                                 --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                 54,021
   Number of shares issued upon reinvestment of distributions                --
   Number of shares redeemed                                            (19,245)
                                                                        -------
Net increase (decrease)                                                  34,776
                                                                        =======
Class S:
   Number of shares sold                                                 74,101
   Number of shares issued upon reinvestment of distributions                --
   Number of shares redeemed                                            (61,310)
                                                                        -------
Net increase                                                             12,791
                                                                        =======
Class ADV:
   Number of shares sold                                                  1,872
   Number of shares issued upon reinvestment of distributions                --
   Number of shares redeemed                                               (995)
                                                                        -------
Net increase (decrease)                                                     877
                                                                        =======

See Notes to Financial Statements.

                                                                                        ING UBS U.S. LARGE
                                                                        ING UBS        CAP EQUITY PORTFOLIO   ING UBS U.S. LARGE
                                                                 ALLOCATION PORTFOLIO   FOR THE SIX MONTHS   CAP EQUITY PORTFOLIO
                                                                       YEAR ENDED       ENDED JUNE 30, 2004       YEAR ENDED
                                                                   DECEMBER 31, 2003        (UNAUDITED)       DECEMBER 31, 2003
                                                                 --------------------  --------------------  --------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                                 47,882               629,195              1,204,061
   Number of shares issued upon reinvestment of distributions               395                    --                218,982
   Number of shares redeemed                                            (10,854)           (2,928,119)            (6,736,852)
                                                                       --------            ----------             ----------
Net increase (decrease)                                                  37,423            (2,298,924)            (5,313,809)
                                                                       ========            ==========             ==========
Class S:
   Number of shares sold                                                129,797                27,189                208,184
   Number of shares issued upon reinvestment of distributions             1,296                    --                  1,148
   Number of shares redeemed                                           (118,012)               (8,058)               (30,125)
                                                                       --------            ----------             ----------
Net increase                                                             13,081                19,131                179,207
                                                                       ========            ==========             ==========

Class ADV:
   Number of shares sold                                                  4,212                   549                    289
   Number of shares issued upon reinvestment of distributions                12                    --                     18
   Number of shares redeemed                                             (1,079)                   (1)                (1,574)
                                                                       --------            ----------             ----------
Net increase (decrease)                                                   3,145                   548                 (1,267)
                                                                       ========            ==========             ==========

                                                                    ING VAN KAMPEN        ING VAN KAMPEN
                                                                  COMSTOCK PORTFOLIO    COMSTOCK PORTFOLIO
                                                                  FOR THE SIX MONTHS   FOR THE PERIOD FROM
                                                                 ENDED JUNE 30, 2004      MAY 1, 2002 TO
                                                                      (UNAUDITED)       DECEMBER 31, 2003
                                                                 -------------------   -------------------
SHARE TRANSACTIONS:
Class I:
   Number of shares sold                                              1,579,457             3,142,223
   Number of shares issued upon reinvestment of distributions                --                72,377
   Number of shares redeemed                                           (172,339)             (526,933)
                                                                      ---------            ----------
Net increase (decrease)                                               1,407,118             2,687,667
                                                                      =========            ==========
Class S:
   Number of shares sold                                              4,194,610            11,921,910
   Number of shares issued upon reinvestment of distributions                --               284,181
   Number of shares redeemed                                           (322,318)             (575,621)
                                                                      ---------            ----------
Net increase                                                          3,872,292            11,630,470
                                                                      =========            ==========
Class ADV:
   Number of shares sold                                                262,623               449,443
   Number of shares issued upon reinvestment of distributions                --                15,858
   Number of shares redeemed                                           (328,063)              (98,913)
                                                                      ---------            ----------
Net increase (decrease)                                                 (65,440)              366,388
                                                                      =========            ==========

                                              See Notes to Financial Statements.

ING PARTNERS, INC.
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 2004 (UNAUDITED)

1. ORGANIZATION

ING Life Insurance and Annuity Company ("ING") created ING Partners, Inc. (the "Fund") to serve as an investment option underlying variable insurance products offered by ING and its insurance company affiliates. The Fund is an open-end management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). It was incorporated under the laws of Maryland on May 7, 1997. The Articles of Incorporation permit the Fund to offer separate series ("Portfolios"), each of which has its own investment objective, policies and restrictions.

The Fund currently consists of nineteen diversified Portfolios and two non-diversified Portfolios: ING Aeltus Enhanced Index Portfolio ("ING Aeltus Enhanced Index") (formerly ING DSI Enhanced Index Portfolio); ING Alger Aggressive Growth Portfolio ("ING Alger Aggressive Growth"); ING Alger Capital Appreciation Portfolio ("ING Alger Capital Appreciation); ING Alger Growth Portfolio ("ING Alger Growth"); ING American Century Small Cap Value Portfolio ("ING American Century Small Cap Value"); ING Baron Small Cap Growth Portfolio ("ING Baron Small Cap Growth"); ING Goldman Sachs(R) Capital Growth Portfolio ("ING Goldman Sachs(R) Capital Growth"); ING Goldman Sachs(R) Core Equity Portfolio ("ING Goldman Sachs(R) Core Equity"); ING JPMorgan Fleming International Portfolio ("ING JPMorgan Fleming International"); ING JPMorgan Mid Cap Value Portfolio ("ING JPMorgan Mid Cap Value"); ING MFS Capital Opportunities Portfolio ("ING MFS Capital Opportunities"); ING MFS Global Growth Portfolio ("ING MFS Global Growth"); ING OpCap Balanced Value Portfolio ("ING OpCap Balanced Value"); ING PIMCO Total Return Portfolio ("ING PIMCO Total Return"); ING Salomon Brothers Aggressive Growth Portfolio ("ING Salomon Brothers Aggressive Growth"); ING Salomon Brothers Fundamental Value Portfolio ("ING Salomon Brothers Fundamental Value") (formerly ING Salomon Brothers Capital Portfolio); ING Salomon Brothers Investors Value Portfolio) ("ING Salomon Brothers Investors Value") ING T. Rowe Price Growth Equity Portfolio ("ING T. Rowe Price Growth Equity"); ING UBS U.S. Allocation Portfolio ("ING UBS U.S. Allocation") (formerly ING UBS Tactical Asset Allocation Portfolio); ING UBS U.S. Large Cap Equity Portfolio ("ING UBS U.S. Large Cap Equity") (formerly ING MFS Research Equity Portfolio) and ING Van Kampen Comstock Portfolio ("ING Van Kampen Comstock").

ING JPMorgan Mid Cap Value and ING Salomon Brothers Fundamental Value are classified as "non-diversified" portfolios under the 1940 Act. Effective May 1, 2004, ING MFS Global Growth is a diversified series of the Fund.

ING Financial Advisers, LLC ("IFA") serves as the principal underwriter to each Portfolio. ING serves as the Investment Adviser to each Portfolio. ING Investment Management Co. ("INGIM") (formerly known as Aeltus Investment Management or "ING Aeltus") serves as sub-adviser to ING Aeltus Enhanced Index. Fred Alger Management, Inc. ("Alger") serves as sub-adviser to ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth. American Century Investment Management, Inc. ("American Century") serves as sub-adviser to ING American Century Small Cap Value. BAMCO, Inc. ("BAMCO") serves as sub-adviser to ING Baron Small Cap Growth. Goldman Sachs Asset Management, L.P. ("Goldman Sachs") serves as sub-adviser to ING Goldman Sachs(R)Capital Growth and ING Goldman Sachs(R)Core Equity. J.P. Morgan Investment Management Inc. (a subsidiary of J.P. Morgan Chase & Co.) ("J.P. Morgan") serves as sub-adviser to ING JPMorgan Fleming International and ING JPMorgan Mid Cap Value. Massachusetts Financial Services Company ("MFS") serves as sub-adviser to ING MFS Capital Opportunities and ING MFS Global Growth. OpCap Advisors LLC ("OpCap") serves as sub-adviser to ING OpCap Balanced Value. Pacific Investment Management Company LLC ("PIMCO") serves as sub-adviser to ING PIMCO Total Return. Salomon Brothers Asset Management Inc. ("Salomon Brothers") serves as sub-adviser to ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value and ING Salomon Brothers Investors Value. T. Rowe Price Associates, Inc. ("T. Rowe") serves as sub-adviser to ING T. Rowe Price Growth Equity. UBS Global Asset Management (US) Inc. ("UBS") serves as sub-adviser to ING UBS U.S. Allocation. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") serves as sub-adviser to ING UBS U.S. Large Cap Equity. Morgan Stanley Investment Management Inc. d/b/a Van Kampen ("Van Kampen") serves as sub-adviser to ING Van Kampen Comstock.

The Fund offers three classes of shares, referred to as Initial Class (Class "I"), Service Class (Class "S") and Adviser Class (Class "ADV").

The Initial Class of shares for ING MFS Capital Opportunities, ING JPMorgan Fleming International, ING Salomon Brothers Aggressive Growth, ING T. Rowe Price Growth Equity, and UBS U.S. Large Cap Equity were first made available to the public on November 28, 1997. The Service and Adviser share classes of each of these Portfolios were first made available to the public on December 10, 2001.

Each share class of the ING Aeltus Enhanced Index, ING Alger Aggressive Growth, ING Alger Growth, ING Goldman Sachs(R) Capital Growth, ING OpCap Balanced Value, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value and ING UBS U.S. Allocation were first made available on December 10, 2001. Each share class of ING American Century Small

Cap Value, ING Baron Small Cap Growth, ING JPMorgan Mid Cap Value, ING MFS Global Growth, ING PIMCO Total Return, ING Van Kampen Comstock were first made available on May 1, 2002. Finally, each share class of ING Alger Capital Appreciation and ING Goldman Sachs(R) Core Equity were first made available on May 1, 2003.

Each share class represents interests in the same portfolio of investments of the particular Portfolio, and shall be identical in all respects, except for the impact of expenses, voting, exchange privileges, the designation of each class of shares of a Portfolio, and any different shareholder services relating to a class of shares. Initial Class shares are intended for distribution networks including non-qualified annuity and life insurance contracts and qualified retirement plans offered through an annuity contract, as well as qualified retirement plans offered through a custodial account where the sale is made on a direct basis without the involvement of a financial intermediary or where the qualified retirement plan has assets of $50 million or more. Service and Adviser Classes of shares of a Portfolio are intended for distribution networks including qualified retirement plans offered through an annuity contract or custodial account. Shareholders of the Initial Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Initial Class shares of other Portfolios that offer Initial Class shares. Shareholders of the Adviser Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Adviser Class shares of other Portfolios that offer Adviser Class shares. Shareholders of the Adviser Class shares continue to be subject to the Rule 12b-1 Plan fee applicable to Adviser class shares after the exchange. Shareholders of Service Class shares of each Portfolio will generally be entitled to exchange those shares at net asset value for Service Class shares of other Portfolios that offer Service Class shares.

Each Portfolio's shares may be offered to variable annuity and variable life insurance separate accounts, qualified pension and retirement plans outside the separate account context, and to certain investment advisers and their affiliates.

The following is a brief description of each Portfolio's investment objective:

     ING Aeltus Enhanced Index seeks to provide higher total return over the long term than the S&P 500 Index while maintaining a market level of risk; ING Alger Aggressive Growth seeks long-term capital appreciation;
     ING Alger Capital Appreciation seeks long-term capital appreciation;
     ING Alger Growth seeks long-term capital appreciation;
     ING American Century Small Cap Value seeks long-term growth of capital. Income is a secondary objective;
     ING Baron Small Cap Growth seeks capital appreciation;
     ING Goldman Sachs(R) Capital Growth seeks to provide long-term growth of capital;
     ING Goldman Sachs(R) Core Equity seeks long-term growth of capital and dividend income;
     ING JPMorgan Fleming International seeks to provide long-term growth of capital;
     ING JPMorgan Mid Cap Value seeks growth from capital appreciation;
     ING MFS Capital Opportunities seeks capital appreciation;
     ING MFS Global Growth seeks capital appreciation;
     ING OpCap Balanced Value seeks capital growth and, secondarily, investment income;
     ING PIMCO Total Return seeks maximum total return, consistent with capital preservation and prudent investment management;
     ING Salomon Brothers Aggressive Growth seeks to provide long-term growth of capital;
     ING Salomon Brothers Fundamental Value seeks capital appreciation;
     ING Salomon Brothers Investors Value seeks long-term capital growth and, secondarily, current income;
     ING T. Rowe Price Growth Equity seeks long-term capital growth and, secondarily, dividend income;
     ING UBS U.S. Allocation seeks total return that consists of long-term capital appreciation and current income;
     ING UBS U.S. Large Cap Equity seeks long-term growth of capital and future income; and
     ING Van Kampen Comstock seeks capital growth and income.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A. VALUATION OF INVESTMENTS

The accompanying financial statements of the Portfolios have been prepared in accordance with accounting principles generally accepted in the United States of America, which requires management to make estimates and assumptions that affect amounts reported therein. Actual results could differ from these estimates.

Securities of the Portfolios are generally valued by independent pricing services. The values for equity securities traded on registered securities exchanges are based on the last sale price or, if there has been no sale that day, on the mean of the last bid and asked price on the exchange ("Calculated Mean") where the security is principally traded. Securities traded over-the-counter are valued at the NASDAQ Official Closing Price or at the Calculated Mean if there has been no sale that day. If there are no such bid and asked quotations, the value shall be taken to be the most recent bid quotation on that valuation day. Short-term debt securities that have a maturity date of less than sixty days are valued at amortized cost, which approximates market value. Short-term debt securities that have a maturity date of more than sixty days generally will be valued at the last sale price reported by the Authorized Pricing Service on the valuation day. Foreign issued securities are valued at fair value in accordance with the Fund's valuation procedures. The Board of Directors may authorize the use of one or more research services to assist with the determination of the fair value of foreign securities in connection with significant events. Research services use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its net asset value. The Pricing Committee is not obligated to use the fair valuations suggested by any research service, and valuations provided by such research services may be overridden if other events have occurred, or if other fair valuations are determined in good faith to be more accurate.

Options are valued at their most recent sale price or, if no sales are reported, the mean of the last bid and asked price.

The accounting records of the Portfolios are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rates of exchange quoted as of 4:00 p.m. London Time. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective date of the transactions.

B. INVESTMENT TRANSACTIONS AND INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized, respectively, using an effective yield method over the life of the security. Dividend income and stock splits are recorded on the ex-dividend date. Realized gains and losses from investment transactions are determined on an identified cost basis.

C. FEDERAL INCOME TAXES

The Portfolios' policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all their taxable income to their shareholders. Therefore, no federal income tax provision is required.

D. DISTRIBUTIONS

Distributions from net investment income are based on taxable net income. Distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences are primarily due to differing treatments for foreign currency transactions, investments in certain foreign issuers that derive a majority of their income from passive investments (e.g., interest or dividends) and deferred losses on wash sales.

E. OPTION CONTRACTS

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth and ING Baron Small Cap Growth) may purchase and write (sell) call and put options on securities. A Portfolio may sell options on securities for the purpose of increasing its return on such securities and/or to protect the value of its Portfolio. ING MFS Capital Opportunities may write or sell calls on securities only if the calls are covered.

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded.

The Portfolios will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid. Realized and unrealized gains or losses on option contracts are reflected in the accompanying financial statements.

When a Portfolio writes an option, an amount equal to the premium received by the Portfolio is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written.

The risk in writing a call option is that the Portfolios give up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in buying an option is that the Portfolios pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

F. FUTURES

Each Portfolio (except ING Alger Growth, ING Alger Aggressive Growth and ING Baron Small Cap Growth) may engage in the purchase of futures or options on futures and securities. Such investment strategies will be used for hedging purposes and for non-hedging purposes, subject to applicable law. ING Goldman Sachs(R) Core Equity may enter into futures transactions only with respect to the S&P 500 Index. No Portfolio may invest more than 5% of its total assets in premiums for these futures or options on futures for non-hedging purposes.

A futures contract is an agreement between two parties to buy and sell a specific amount of a commodity, security or financial instrument including an index of stocks at a set price on a future date. The Portfolios sell futures contracts as a hedge against declines in the value of portfolio securities. The Portfolios may purchase futures contracts to manage the risk of changes in interest rates, equity prices, currency exchange rates or in anticipation of future purchases and sales of portfolio securities. The risks associated with futures contracts may arise from an imperfect correlation between the change in market value of securities held by the portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

Upon entering into a futures contract, a Portfolio is required to deposit with a broker an amount (initial margin) equal to a percentage of the purchase price indicated by the futures contract. Subsequent deposits (variation margin) are received or paid each day by the Portfolio equal to the daily fluctuations in the market value of the contract. The amounts are recorded by the Portfolio as unrealized gain/loss.

The amounts at risk under such futures contracts may exceed the amounts reflected in the financial statements. For federal income tax purposes, any futures contracts which remain open at fiscal year end are marked-to-market and the resulting net gain or loss is reported to shareholders as federal taxable income.

When a contract is closed, the Portfolio records a realized gain or loss within the statement of operations, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts held by the Portfolios are closed prior to expiration.

G. FOREIGN CURRENCY

The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

H. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Each Portfolio (except ING JPMorgan Mid Cap Value) may enter into forward foreign currency exchange contracts for hedging and non-hedging purposes.

A forward foreign currency exchange contract is an agreement to pay or receive specific amounts of a currency at a future date in exchange for another currency at an agreed upon exchange rate. The Portfolios may use forward foreign currency exchange contracts to hedge certain foreign currency assets or liabilities. Contracts are recorded at market value and marked-to-market daily.

The risks associated with forward foreign currency exchange contracts may arise from an imperfect correlation between the change in market value of the securities held by the Portfolios and the price of the contracts. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contracts.

Realized and unrealized gains or losses on forward foreign currency exchange contracts are reflected in the accompanying financial statements. The amounts at risk under such forward foreign currency exchange contracts may exceed the amounts reflected in the financial statements. The notional amounts (economic exposure) of these contracts are disclosed in Note 5 of the Notes to Financial Statements. For federal income tax purposes, forward foreign currency exchange contracts which remain open at fiscal year end are marked-to-market and the resulting net gain or loss is reported to shareholders as federal taxable income.

I. ILLIQUID AND RESTRICTED SECURITIES

Each Portfolio may purchase illiquid securities. Illiquid securities are securities that are not readily marketable. Disposing of illiquid securities may involve time-consuming negotiation and legal expenses, and it may be difficult or impossible for the Portfolios to sell them promptly at an acceptable price. UBS U.S. Allocation may invest up to 10% of their net assets in illiquid securities. All other Portfolios may invest up to 15% of their net assets in illiquid securities. Each Portfolio (except ING Goldman Sachs(R) Capital Growth) may also invest in restricted securities not registered under the Securities Act of 1933 (the "1933 Act"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A of the 1933 Act.

Illiquid and restricted securities are stated at fair value pursuant to procedures approved by the Board of Directors.

J. DELAYED DELIVERY TRANSACTIONS

Each Portfolio may purchase or sell securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Portfolios purchase and sell securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract. A Portfolio will segregate assets at its custodian (or earmark on its records) in an amount equal to the market value of securities purchased on a when-issued or delayed delivery basis. ING Baron Small Cap Growth will limit its investment in when-issued securities to 5% of the Portfolios total assets.

K. SWAP CONTRACTS

Among the transactions into which ING Baron Small Cap Growth, ING PIMCO Total Return, ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, ING Salomon Brothers Investors Value, ING JPMorgan Fleming International, ING UBS Asset Allocation and ING Van Kampen Comstock may enter are interest rate, currency, credit default and index swaps. A Portfolio may also enter into options on swap agreements ("swap options"). The Portfolio expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio, to protect against currency fluctuations, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio intends to use these transactions as hedges and not as speculative investments. Interest rate swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them and an index swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. A Portfolio may enter into a credit default swap contract for investments purposes. Swap Agreements are generally valued at market value. In the case of a credit default swap sold by the Portfolio (i.e., where the Portfolio is selling a credit default protection), however, the Portfolio will generally value the swap at its notional amount.

3. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICE AGREEMENTS

Each Portfolio pays the Investment Adviser an annual fee expressed as a percentage of its average daily net assets. As certain of the Portfolios' net assets exceed predetermined thresholds, lower advisory fees apply. Below are the Portfolios' investment advisory fee ranges and the effective rates as of June 30, 2004:

                                            FEE RANGE                                        EFFECTIVE RATE
                                            ----------------------------------------------   --------------
ING Aeltus Enhanced Index                    .60%                                                  .60%
ING Alger Aggressive Growth                  .85%                                                  .85%
ING Alger Capital Appreciation               .70%                                                  .70%
ING Alger Growth                             .80%                                                  .80%
ING American Century Small Cap Value        1.00%                                                 1.00%
ING Baron Small Cap Growth                   .85%                                                  .85%
ING Goldman Sachs(R) Capital Growth          .85%                                                  .85%
ING Goldman Sachs(R) Core Equity             .70%                                                  .70%
ING JPMorgan Fleming International           .80%                                                  .80%
ING JPMorgan Mid Cap Value                   .75%                                                  .75%
ING MFS Capital Opportunities                .65%                                                  .65%
ING MFS Global Growth                        .60%                                                  .60%
ING OpCap Balanced Value                     .80%                                                  .80%
ING PIMCO Total Return                       .50%                                                  .50%
ING Salomon Brothers Aggressive Growth       .70% on the first $500 million in net assets
                                             .65% on assets over $500 million                      .70%
ING Salomon Brothers Fundamental Value       .90%                                                  .90%
ING Salomon Brothers Investors Value         .80%                                                  .80%
ING T. Rowe Price Growth Equity              .60%                                                  .60%
ING UBS U.S. Allocation                      .85%*                                                 .85%
ING UBS U.S. Large Cap Equity                .70% on the first $500 million in net assets
                                             .65% on assets over $500 million                      .70%
ING Van Kampen Comstock                      .60%                                                  .60%

*Effective May 1, 2004, the advisory fee for ING UBS U.S. Asset Allocation Fund decreased from 0.90% to 0.85%.

Under the terms of separate Subadvisory Agreements between the Investment Adviser and each subadviser, each subadviser is responsible for the investment and reinvestment of cash and securities for each Portfolio in exchange for fees payable by the Investment Adviser, which are expressed as a percentage of the average daily net assets of each Portfolio. For the six months ended June 30, 2004, the Investment Adviser paid Aeltus $10,122 for ING Aeltus Enhanced Index, paid Alger $72,657, for ING Alger Aggressive Growth, ING Alger Capital Appreciation and ING Alger Growth, paid American Century $24,813 for ING American Century Small Cap Value, paid BAMCO $47,079 for ING Baron Small Cap Growth, paid Goldman Sachs $62,454 for ING Goldman Sachs(R) Capital Growth and ING Goldman Sachs(R) Core Equity, paid JP Morgan (NY) $26,332 for ING JPMorgan Mid Cap Value, paid JPMorgan Fleming (London) $138,103 for ING JPMorgan Fleming International paid MFS $59,458 for ING MFS Capital Opportunities, ING MFS Global Growth and ING MFS Research Equity, paid OpCap $47,108 for ING OpCap Balanced Value, paid PIMCO $26,747 for ING PIMCO Total Return, paid Salomon Brothers $237,058 for ING Salomon Brothers Aggressive Growth, ING Salomon Brothers Fundamental Value, and ING Salomon Brothers Investors Value, paid
T. Rowe Price $258,072 for ING T. Rowe Price Growth Equity, paid UBS $67,105 for ING UBS U.S. Asset Allocation and ING UBS U.S. Large Cap Equity, and paid Van Kampen $80,387 for ING Van Kampen Comstock.

Under an Administrative Services Agreement between the Fund and ING, ING provides all administrative services necessary for the Fund's operations and is responsible for the supervision of the Fund's other service providers. ING also assumes all ordinary recurring direct costs of the Fund, such as custodian fees, director's fees, transfer agency fees and accounting fees.

As compensation for these services, ING receives a monthly fee from each Portfolio at an annual rate based on the average daily net assets of each Portfolio as follows:

        PORTFOLIO                                                                 RATE
        ---------                                                                 ----
        ING Aeltus Enhanced Index                                                 0.20%
        ING Alger Aggressive Growth                                               0.20%
        ING Alger Capital Appreciation                                            0.20%
        ING Alger Growth                                                          0.20%
        ING American Century Small Cap Value                                      0.40%**
        ING Baron Small Cap Growth                                                0.40%**
        ING Goldman Sachs(R) Capital Growth                                       0.20%
        ING Goldman Sachs(R) Core Equity                                          0.20%
        ING JPMorgan Fleming International                                        0.20%
        ING JPMorgan Mid Cap Value                                                0.35%
        ING MFS Capital Opportunities                                             0.25%
        ING MFS Global Growth                                                     0.60%
        ING OpCap Balanced Value                                                  0.20%
        ING PIMCO Total Return                                                    0.35%
        ING Salomon Brothers Aggressive Growth                                    0.13%
        ING Salomon Brothers Fundamental Value                                    0.20%
        ING Salomon Brothers Investors Value                                      0.20%
        ING T. Rowe Price Growth Equity                                           0.15%
        ING UBS U.S. Allocation                                                   0.20%
        ING UBS U.S. Large Cap Equity                                             0.15%
        ING Van Kampen Comstock                                                   0.35%**

**The Administrator of the Fund has contractually agreed to waive all or a portion of its administrative services fees and/or reimburse administrative expenses for the ING American Century Small Cap Value and the ING Baron Small Cap Growth, and effective May 1, 2004, the ING Van Kampen Comstock Portfolio so that the Total Net Annual Operating Expenses for these Portfolios shall not exceed 1.30%, 1.20% and 0.88%, respectively, through April 30, 2005. Without this waiver, the Total Net Annual Operating Expenses would be 1.40% for ING American Century Small Cap Value, 1.25% for ING Baron Small Cap Growth and 0.95% for ING Van Kampen Comstock.

The Fund has adopted a Plan of Distribution pursuant to Rule 12b-1 ("the Plan") for the Adviser Class shares of each Portfolio. The Plan provides for a distribution fee, payable to ING Financial Advisers, LLC ("IFA") as the Fund's Distributor. IFA may pay, on behalf of each Portfolio, out of its distribution fee, compensation to certain financial institutions for providing distribution assistance pursuant to a Distribution Services Agreement as described under the Plan. Under the Plan, a Portfolio makes payments at an annual rate of 0.25% of the Portfolio's average daily net assets attributable to its Adviser Class shares.

Service and Adviser Classes of shares are further subject to a shareholder servicing fee payable to Shareholder Organizations pursuant to the Shareholder Servicing Plan adopted for Service and Adviser Classes which shall not initially exceed .25% (on an annual basis) of the average daily net asset value of the Service and Adviser Classes respectively.

4. PURCHASES AND SALES OF INVESTMENT SECURITIES

Purchases and sales of investment securities, excluding short-term investments, for the six months ended June 30, 2004 were:

                                                                     COST OF PURCHASES       PROCEEDS FROM SALES
                                                                     -----------------       -------------------
        ING Aeltus Enhanced Index                                      $  24,944,369            $  22,766,841
        ING Alger Aggressive Growth                                      164,576,204              180,567,951
        ING Alger Capital Appreciation                                    28,971,211               32,742,691
        ING Alger Growth                                                  48,647,966               58,308,240
        ING American Century Small Cap Value                              34,151,851               15,268,752
        ING Baron Small Cap Growth                                        39,968,663                8,978,921
        ING Goldman Sachs(R) Capital Growth                               27,110,935               34,147,020
        ING Goldman Sachs(R) Core Equity                                  43,287,471               43,941,359
        ING JPMorgan Fleming International                                64,165,417               36,728,480
        ING JPMorgan Mid Cap Value                                        33,702,844               10,980,316
        ING MFS Capital Opportunities                                    107,399,393              121,061,074
        ING MFS Global Growth                                             10,701,113                9,647,860
        ING OpCap Balanced Value                                          99,880,895               88,705,603
        ING PIMCO Total Return                                           106,026,357               77,925,724
        ING Salomon Brothers Aggressive Growth                            74,818,707                7,270,602
        ING Salomon Brothers Fundamental Value                            16,323,717               11,651,545
        ING Salomon Brothers Investors Value                              14,411,634               11,780,296
        ING T. Rowe Price Growth Equity                                  266,420,767              126,063,258
        ING UBS U.S. Allocation                                           25,516,666               24,317,251
        ING UBS U.S. Large Cap Equity                                    316,367,980              331,550,062
        ING Van Kampen Comstock                                           80,628,008               20,079,104

*Cost of Purchases for ING OpCap Balanced Value, ING PIMCO Total Return and ING UBS U.S. Allocation include U.S. Government purchases of $14,740,909, $84,195,458 and $10,254,444 respectively. Cost of Sales for ING OpCap Balanced Value, ING PIMCO Total Return and ING UBS U.S. Allocation include U.S. Government sales of $17,731,637, $67,808,670 and $4,902,243 respectively.

5. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

At June 30, 2004, ING JPMorgan Fleming International, and ING PIMCO Total Return had open forward foreign currency exchange contracts that obligate each Portfolio to deliver or receive currencies at specified future dates. The unrealized gain (loss) on these contracts is included in the accompanying financial statements. The terms of the open contracts are as follows:

ING MFS GLOBAL GROWTH PORTFOLIO

                                               FOREIGN CURRENCY    U.S. DOLLAR  U.S. DOLLAR VALUE  GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE                   UNITS PURCHASED/SOLD     COST      AT JUNE 30, 2004          GAIN
--------------------------                   --------------------     ----      ----------------          ----
PURCHASE CONTRACTS
British Pound, 7/1/04                           $      39,042      $   70,948     $   70,813          $     (135)
Canadian Dollar, 7/2/04                                 7,427           5,513          5,539                  26
Euro Dollar, 7/1/04                                    31,633          38,498         38,482                 (16)
Swiss Franc, 7/1/04                                    36,937          29,514         29,480                 (34)
Swedish Krona, 7/1/04                                 103,430          13,799         13,730                 (69)
                                                                                                      ----------
                                                                                                            (228)
                                                                                                      ----------
SALE CONTRACTS
British Pound, 7/1/04                                   7,187          13,060         13,035                  25
Swiss Franc, 7/1/04                                    26,639          21,286         21,261                  25
                                                                                                      ----------
                                                                                                              50
                                                                                                      ----------
                                                                                                            (178)
                                                                                                      ----------

ING PIMCO TOTAL RETURN

                                               FOREIGN CURRENCY    U.S. DOLLAR  U.S. DOLLAR VALUE  GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE                   UNITS PURCHASED/SOLD      COST     AT JUNE 30, 2004         GAIN
--------------------------                   --------------------      ----     ----------------         ----
PURCHASE CONTRACTS
Brazilian Real, 7/26/04                         $      74,280      $   23,544     $   22,344          $   (1,200)
Brazilian Real, 8/24/04                                71,352          21,583         22,126                 543
Brazilian Real, 9/17/04                                90,000          27,650         27,822                 173
Chilean Peso, 8/6/04                                4,362,750           7,000          6,857                (143)
Chilean Peso, 8/18/04                              21,927,600          34,315         34,464                 148
Chilean Peso, 9/17/04                              18,180,600          28,100         28,575                 475
Chinese Yuan, 9/8/04                                3,238,800         400,000        391,926              (8,074)
Chinese Yuan, 9/8/04                                3,239,400         400,000        391,998              (8,002)
Chinese Yuan, 9/26/04                               3,159,000         400,000        391,966              (8,034)
Euro Dollar, 7/1/04                                    13,190          16,000         16,046                  45
Hong Kong Dollar, 7/26/04                             498,416          64,056         63,951                (106)
Hong Kong Dollar, 8/24/04                             186,648          24,003         23,970                 (33)
Hong Kong Dollar, 9/20/04                             233,208          29,976         29,971                  (5)
Indian Rupee, 9/21/04                               1,537,480          33,873         33,441                (432)
Indian Rupee, 9/21/04                                 768,740          16,940         16,720                (220)
Japanese Yen, 7/21/04                             128,521,000       1,169,791      1,178,708               8,917
Korean Won, 7/26/04                                74,304,000          63,570         64,186                 616
Korean Won, 8/24/04                                27,948,000          23,430         24,093                 663
Korean Won, 9/20/04                                35,400,000          30,225         30,464                 238
Mexican Peso, 8/27/04                                 709,952          60,964         61,552                 589
Mexican Peso, 9/21/04                                 336,330          29,203         29,158                 (45)
Peruvian Sol, 8/24/04                                 190,877          54,497         54,966                 468
Peruvian Sol, 9/20/04                                 118,286          33,873         34,062                 188
Russian Ruble, 7/23/04                              1,821,440          62,123         62,408                 286
Russian Ruble, 8/19/04                                684,240          23,155         23,345                 189
Russian Ruble, 9/20/04                                856,200          29,043         29,081                  37
Singapore Dollar, 7/26/04                             108,053          63,758         62,764                (993)
Singapore Dollar, 8/24/04                              40,576          23,668         23,583                 (84)
Singapore Dollar, 9/20/04                              51,142          29,771         29,745                 (27)
Slovakia Koruna, 8/24/04                            1,811,590          53,852         55,259               1,407
Slovakia Koruna, 9/21/04                            1,136,620          34,205         34,665                 460
Taiwan Dollar, 8/24/04                                794,856          23,709         23,628                 (81)
Taiwan Dollar, 9/20/04                                996,300          29,674         29,617                 (57)
South Africa Rand, 8/24/04                            369,512          53,858         58,777               4,919
South Africa Rand, 9/21/05                            233,189          35,669         36,906               1,237
                                                                                                      ----------
                                                                                                          (5,938)
                                                                                                      ----------
SALE CONTRACTS
Chinese Yuan, 9/8/04                                3,242,000         400,000        392,313               7,687
Chinese Yuan, 9/8/04                                3,236,200         395,764        391,611               4,153
Euro Dollar, 7/20/04                                  104,000         127,969        126,469               1,500
British Pound, 7/28/04                                163,000         295,700        294,971                 729
South Africa Rand, 8/24/04                            222,000          35,274         35,313                 (39)
South Africa Rand, 9/21/04                            136,000          21,501         21,524                 (23)
                                                                                                      ----------
                                                                                                          14,007
                                                                                                      ----------
                                                                                                           8,069
                                                                                                      ==========

ING T. ROWE PRICE GROWTH

                                               FOREIGN CURRENCY    U.S. DOLLAR  U.S. DOLLAR VALUE  GROSS UNREALIZED
CURRENCY AND EXCHANGE DATE                   UNITS PURCHASED/SOLD      COST     AT JUNE 30, 2004         GAIN
--------------------------                   --------------------      ----     ----------------         ----
SALE CONTRACTS
Euro Dollar, 7/1/04                             $     309,147      $  373,202     $  376,077          $   (2,875)
Euro Dollar, 7/1/04                                   325,464         392,900        395,927              (3,027)
                                                                                                      ----------
                                                                                                          (5,902)
                                                                                                      ----------

6. AUTHORIZED CAPITAL SHARES

The Fund is authorized to issue a total of 8.0 billion shares of common stock with a par value of $0.001 per share. The shares may be issued in series (i.e. portfolios) having separate assets and liabilities and separate investment objectives and policies. Upon liquidation of a Portfolio, its shareholders are entitled to share pro rata in the net assets of that portfolio available for distribution to shareholders. At June 30, 2004 all shares of the Portfolios were owned by 1) separate accounts of ING and its insurance company affiliates for the benefit of variable contract policyholders 2) ING National Trust as trustee or custodian of qualified pension and retirement plans that invest in the Portfolios directly and 3) ING in connection with seed capital contributions made to the Portfolios.

7. SECURITY LENDING

Each Portfolio may lend its portfolio securities to financial institutions such as banks and broker/dealers in accordance with the investment limitations described in the prospectus. Such loans would involve risks of delay in receiving additional collateral or in recovering the securities loaned or even loss of rights in the collateral, should the borrower of the securities fail financially. Any portfolio securities purchased with cash collateral would also be subject to possible depreciation. A Portfolio that loans portfolio securities would continue to accrue interest on the securities loaned and would also earn income on the loans. A Portfolio will not have the right to vote any securities having voting rights during the existence of the loan, but a Portfolio may call the loan in anticipation of an important vote to be taken by the holders of the securities or the giving or withholding of their consent on a material matter affecting the investment. Any cash collateral received by the Portfolios would be invested in high quality, short-term money market instruments. The Portfolios currently intend to limit the lending of their portfolio securities so that, at any given time, securities loaned by a Portfolio represent not more than one-third of the value of its total assets.

8. FINANCIAL INSTRUMENTS

A summary of outstanding financial instruments at June 30, 2004 is as follows:

FUTURES CONTRACTS

ING GOLDMAN SACHS(R) CORE EQUITY

                                                                                  NET UNREALIZED
NUMBER OF                                                           CONTRACT      APPRECIATION/
CONTRACTS               TYPE                 EXPIRATION DATE          VALUE       (DEPRECIATION)
---------               ----                 ---------------          -----       --------------
  Buys
    9               S&P 500 Index            September 2004        $  513,180       $    4,769

ING PIMCO TOTAL RETURN

                                                                                  NET UNREALIZED
NUMBER OF                                                            CONTRACT      APPRECIATION/
CONTRACTS                 TYPE              EXPIRATION DATE            VALUE      (DEPRECIATION)
---------                 ----              ---------------            -----      --------------
  Buys
   57                 90 Day EURO$             March 2005          $  13,826,775    $  (40,112)
   75                 90 Day EURO$              June 2005             18,118,125       (57,725)
   19                 90 Day EURO$            December 2005            4,560,475       (11,756)
   11                 90 Day EURO$            December 2006            2,620,062         7,975
   52               90 Day GBP LIBOR          December 2004            6,161,350       (37,272)
   76                   EURO-BUND            September 2004            8,599,400        61,695
   51                   EURO-BOBL            September 2004            5,625,300        13,724
  221               U.S. 5-Year Note         September 2004           24,019,936       117,312
  170               U.S. 10-Year Note        September 2004           19,132,422       227,734
                                                                                    ----------
 Sells
   32                U.S. Long Bond          September 2004           (3,404,000)      (55,062)
                                                                                    ----------
                                                                                    $  226,513
                                                                                    ==========

At June 30, 2004, ING PIMCO Total Return held open written Option contracts as follows:

                                    NUMBER OF           STRIKE          EXPIRATION
                                    CONTRACTS           PRICE              DATE             VALUE
                                    ---------           -----              ----             -----
EURO Put Swaption                      700,000        $     7.00           1/7/05        $    (275)
EURO Put Swaption                    2,900,000              6.00          10/7/04           (6,094)
EURO Put Swaption                    2,200,000              6.65           1/7/05           (1,956)
EURO Put Swaption                    2,000,000              7.00          9/23/05           (9,370)
EURO Put Swaption                    8,000,000              7.00          9/23/05          (37,480)
EURO Put Swaption                      300,000              6.00          10/7/04             (207)
EURO Put Swaption                      300,000              6.00          10/7/04             (630)
EURO Call Swaption                   2,000,000              4.00          9/23/05           (5,052)
EURO Call Swaption                   8,000,000              4.00          9/23/05          (20,216)
EURO Call Swaption                   2,900,000              4.00          10/7/04             (148)
EURO Call Swaption                     400,000              4.00           1/7/05             (522)
EURO Call Swaption                     400,000              4.00           1/7/05             (522)
EURO Call Swaption                     300,000              3.80          10/7/04              (54)
EURO Call Swaption                     300,000              4.00          10/7/04              (15)
U.S. Treasury Future Call                   75            115.00          8/27/04              (23)
                                                                                         ---------
                                                                                         $ (82,564)
                                                                                         =========

Activity in written options for the ING PIMCO Total Return for the six months ended June 30, 2004 was as follows:

ING PIMCO Total Return had the following swap contracts outstanding at June 30, 2004:

INTEREST RATE SWAP CONTRACTS

                                                                                                      NET UNREALIZED
    NOTIONAL        EXPIRATION                                                                         APPRECIATION/
     AMOUNT            DATE                             DESCRIPTION                                    DEPRECIATION
     ------            ----                             -----------                                   --------------
   14,500,000 SEK    6/17/08       Agreement with JPMorgan Chase Bank dated 6/17/03 to
                                   receive the notional amount multiplied by 4.5% and to
                                   pay the notional amount multiplied by the 3 month
                                   SEK LIBOR rate.                                                    $       (4,510)

    5,100,000 SEK    6/17/08       Agreement with JPMorgan Chase Bank dated 6/18/03 to
                                   receive the notional amount multiplied by 4.5% and to
                                   pay the notional amount multiplied by the 3 month
                                   SEK LIBOR rate.                                                            (1,586)

    1,600,000 SEK    6/17/08       Agreement with JPMorgan Chase Bank dated 5/14/2004 to
                                   receive the notional amount multiplied by 4.5% and to
                                   pay the notional amount multiplied by the 3 month
                                   SEK LIBOR rate.                                                              (498)

   20,700,000 SEK    6/17/08       Agreement with Morgan Stanley Capital Services dated
                                   6/3/04 to receive the notional amount multiplied by
                                   4.5% and to pay the notional amount multiplied by the
                                   3 month SEK LIBOR rate.                                                    (6,439)

    4,500,000 SEK    6/17/08       Agreement with Merrill Lynch Capital Services dated
                                   7/18/03 to receive the notional amount multiplied by
                                   4.5% and to pay the notional amount multiplied by the
                                   3 month SEK LIBOR rate.                                                    (1,400)

    7,200,000 SEK    6/17/08       Agreement with Merrill Lynch Capital Services dated
                                   4/1/04 to receive the notional amount multiplied by
                                   4.5% and to pay the notional amount multiplied by the
                                   3 month SEK LIBOR rate.                                                    (2,240)

    1,000,000 USD   12/15/09       Agreement with JPMorgan Chase Bank dated 5/25/04 to
                                   receive the notional amount multiplied by 4.0% and to
                                   pay the notional amount multiplied by the 3 month
                                   USD LIBOR rate.                                                           (29,547)

    3,600,000 USD   12/15/09       Agreement with UBS AG dated 5/25/04 to receive the
                                   notional amount multiplied by 4.0% and to pay the
                                   notional amount multiplied by the 3 month USD LIBOR rate.                (106,368)

    3,500,000 EUR   12/15/14       Agreement with UBS AG dated 6/19/04 to receive the
                                   notional amount multiplied by 5.0% and to pay the
                                   notional amount multiplied by the 6 month EURIBOR rate.                  (139,935)

    5,300,000 EUR   12/15/14       Agreement with UBS AG dated 6/10/04 to receive the
                                   notional amount multiplied by 5.0% and to pay the
                                   notional amount multiplied by the 6 month EURIBOR rate.                  (211,901)

    1,400,000 EUR    3/15/07       Agreement with Barclays Bank PLC dated 2/10/04 to
                                   receive the notional amount multiplied by 4.0% and to
                                   pay the notional amount multiplied by the 6 month
                                   EURIBOR rate.                                                              18,167

      800,000 EUR    3/15/07       Agreement with Merrill Lynch Capital Services dated
                                   2/13/04 to receive the notional amount multiplied by
                                   4.0% and to pay the notional amount multiplied by the
                                   6 month EURIBOR rate.                                                      10,354

                                                                                                      NET UNREALIZED
    NOTIONAL        EXPIRATION                                                                         APPRECIATION/
     AMOUNT            DATE                             DESCRIPTION                                    DEPRECIATION
     ------            ----                             -----------                                   --------------
    1,400,000 EUR    3/15/07       Agreement with JP Morgan Chase Bank dated 4/17/04 to
                                   receive the notional amount multiplied by 4.0% and to
                                   pay the notional amount multiplied by the 6 month
                                   EURIBOR rate.                                                              18,262

      200,000 GBP    9/15/05       Agreement with Goldman Sachs Capital Markets dated
                                   3/2/04 to receive the notional amount multiplied by
                                   4.0% and to pay the notional amount multiplied by the
                                   6 month GBP LIBOR rate.                                                    (4,366)

CREDIT DEFAULT SWAP CONTRACT

                                                                                                      NET UNREALIZED
    NOTIONAL       TERMINATION                                                                         APPRECIATION/
     AMOUNT            DATE                             DESCRIPTION                                    DEPRECIATION
     ------            ----                             -----------                                   --------------
     300,000         5/20/05       Agreement with Barclays Bank PLC dated 5/25/04 to pay
                                   the notional amount multiplied by 0.65%. The Fund
                                   receives 1,000,000 USD upon a default of United
                                   Mexican States, 7.50%, due 4/8/33.                                            906
                                                                                                      --------------
                                                                                                      $     (461,101)
                                                                                                      ==============

9. PROXY VOTING

The Portfolios' proxy voting record will be available without charge on or about August 31, 2004 on the Portfolios' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

                      (THIS PAGE INTENTIONALLY LEFT BLANK)

ITEM 2. CODE OF ETHICS.

     Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not applicable.

ITEM 9. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

     (a) The Registrant's Principal Executive Officer and Principal Financial Officer concluded that the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c))) are effective based on her evaluation of Registrant's disclosure controls and procedures as of a date within 90 days prior to the filing date of this report.

     (b) There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the Registrant's last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

     (a)(1) Code of Ethics Described in Item 2:  Not applicable.

     (a)(2) Certifications of the Principal Executive Officer and Principal Financial Officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a) are attached hereto as
     Exhibit 99CERT.302.

     (a)(3) Not applicable.

     (b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Exhibit 99CERT.906.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) ING PARTNERS, INC.
             -------------------------------------------------------------------

By (Signature and Title)  /s/ James M. Hennessy
                         -------------------------------------------------------
                          James M. Hennessy
                          President and Principal Executive Officer

Date  September 3, 2004
     ----------------------


      Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following person on behalf of the Registrant and in the capacities and on the date indicated.


By (Signature and Title)  /s/ James M. Hennessy
                         -------------------------------------------------------
                          James M. Hennessy
                          President and Principal Executive Officer

Date September 3, 2004
     ----------------------


By (Signature and Title)  /s/ Michael J. Roland
                         -------------------------------------------------------
                          Michael J. Roland
                          Treasurer and Principal Financial Officer


Date September 3, 2004
     ----------------------